UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay Unconstrained Bond Fund

Message from the President and Annual Report

October 31, 2014

This Page Intentionally Left Blank

Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.18 3.48%	6.00 6.98%	5.33 5.82%	1.12 1.12%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.23 3.42	5.81 6.79	5.22 5.71	1.27 1.27
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–2.29 2.71	5.70 6.02	4.92 4.92	2.02 2.02
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.71 2.71	6.00 6.00	4.91 4.91	2.02 2.02
Class I Shares	No Sales Charge		3.73	7.26	6.13	0.87
Class R2 Shares[4]	No Sales Charge		3.38	6.87	5.71	1.27

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R2 shares, first offered on February 28, 2014, include the historical performance of Class A shares through February 27, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[5]	4.14%	4.22%	4.64%
Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[6]	0.24	0.33	2.04
Morningstar Nontraditional Bond Category Average[7]	2.45	4.02	4.44

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity. LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. An investment cannot be made directly in an index.
7.	The Morningstar nontraditional bond category average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. The Fund has selected the Morningstar nontraditional bond category average as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Unconstrained Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Unconstrained Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,003.60	$5.25	$1,020.00	$5.30

Investor Class Shares	$1,000.00	$1,002.50	$5.20	$1,020.00	$5.24

Class B Shares	$1,000.00	$999.90	$8.97	$1,016.20	$9.05

Class C Shares	$1,000.00	$998.80	$9.02	$1,016.20	$9.10

Class I Shares	$1,000.00	$1,004.80	$3.99	$1,021.20	$4.02

Class R2 Shares	$1,000.00	$1,003.10	$5.76	$1,019.50	$5.80

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.04% for Class A, 1.03% for Investor Class, 1.78% for Class B, 1.79 for Class C, 0.79% for Class I and 1.14% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	CITGO Petroleum Corp., 4.50%–6.25%, due 7/29/21–8/15/22

2.	Bank of America Corp.

3.	Hilton Worldwide Finance LLC, 3.50%, due 10/26/20

4.	Kinder Morgan, Inc., 5.00%–7.75%, due 2/15/21–1/15/32

5.	Amsurg Corp., 3.75%, due 7/16/21

6.	Morgan Stanley, 4.875%–5.45%, due 11/1/22–7/29/49

7.	Energy Transfer Equity, L.P., 3.25%–5.875%, due 12/2/19–1/15/24

8.	Ally Financial, Inc., 3.50%–8.00%, due 1/27/19–11/1/31

9.	MPH Acquisition Holdings LLC, 4.00%–6.625%, due 3/31/21–4/1/22

10.	Fieldwood Energy LLC, 3.875%–8.375%, due 9/28/18–9/30/20

8	MainStay Unconstrained Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, Louis N. Cohen, CFA, and Taylor Wagenseil of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Unconstrained Bond Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Unconstrained Bond Fund returned 3.48% for Class A shares, 3.42% for Investor Class shares and 2.71% for Class B and Class C shares for the 12 months ended October 31, 2014. Over the same period, the Fund returned 3.73% for Class I shares and 3.38% for Class R2 shares.1 For the 12 months ended October 31, 2014, all share classes underperformed the 4.14% return of the Barclays U.S. Aggregate Bond Index,2 which is the Fund’s primary broad-based securities-market index. Over the same period, all share classes outperformed the 0.24% return of the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index,2 which is the Fund’s secondary benchmark, and the 2.45% return of the Morningstar Nontraditional Bond Category Average,3 which is an additional benchmark for the Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund maintained underweight positions relative to the Barclays U.S. Aggregate Bond Index in U.S. Treasury securities and assets with a high correlation to them, which contributed to the Fund’s underperformance relative the Index. (Contributions take weightings and total returns into account.) Although these assets have rallied since the beginning of the year, the Fund performed in the top quintile of its Morningstar peer group. The Federal Reserve’s willingness to pump liquidity into the market (by keeping the federal funds target rate close to zero) continued to stimulate lending and investments, as well as investors’ appetite for yield. These efforts continued to support credit-related products, such as high-yield and investment-grade corporate bonds, which together represent a majority of the Fund’s holdings.

Within the high-yield corporate bond market, the Fund’s most substantially weighted sector, there were pockets of volatility throughout the reporting period. None of this volatility, however, was tied to the fundamentals of the high-yield corporate bond market, which remained intact. We believe that from a fundamental perspective, the high-yield issuer base remained in good shape. Debt burdens were generally reasonable and most companies were in a better position to service their debt. Even though April 2014 included one of the largest high-yield defaults on record, defaults were still trending at, or close to all- time lows, which continued to be a tailwind for the market.

What was the Fund’s duration4 strategy during the reporting period?

The Fund’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index, in part because of the Fund’s overweight position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a low correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates, although they are not immune to interest-rate changes. To further insulate the Fund from a potential rise in interest rates, we increased the Fund’s exposure to a short position in U.S. Treasury futures. This position shortened the Fund’s duration relative to the Barclays U.S. Aggregate Bond Index. At the end of the reporting period, the Fund’s effective duration was approximately 1.04 years, roughly 4.5 years shorter than the Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Throughout the reporting period, there were many factors to consider in positioning the Fund. These included Federal Reserve asset tapering, geopolitical events and a flattening yield curve. Nevertheless, we did not make any major shifts to the Fund’s positioning. As spreads5 tightened in the second half of the reporting period, we did trim back the Fund’s high-yield corporate bond position to moderately increase the Fund’s position in bank loans. Some securities in the high-yield corporate bond market were being priced favorably, so we sold some of those bonds at premiums to buy loans that were undervalued. This strategy protected principal and moved the Fund up the capital structure by buying high-quality bank loans. In addi- tion, we increased the Fund’s short position in two-year U.S. Treasury futures through interest-rate swaps to lower the Fund’s duration and further protect the Fund against a potential move in rates.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period, the Fund’s sector positions had a positive impact on performance. The two strongest contributors were domestic high-yield corporate bonds and the Fund’s position in emerging-market debt. Since we viewed high-yield issuer

1.	See footnote on page 5 for more information on Class R2 shares.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on the Morningstar Nontraditional Bond Category Average.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

9

fundamentals as essentially strong, our expectation was for spreads to compress from current levels, which should continue to benefit high-yield corporate bonds. The Fund’s positions in emerging markets were concentrated on credits where—as in the domestic high-yield market—we selectively saw strong fundamentals. Regarding the Fund’s sector positioning, energy prices dropped precipitously during the second half of the reporting period. This drop negatively affected the bonds (and stocks) of exploration and production companies. Though that had a negative impact on the Fund, an underweight position in that market segment helped performance relative to the Barclays U.S. Aggregate Bond Index. The Fund’s positions in mining and gas distribution credits performed well, but positions in gaming, telecommunications and electric-generation were laggards. While the Fund’s positions in investment-grade credit performed well relative to the Index, investment-grade bonds under performed high-yield bonds during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period the Fund purchased bonds of e-commerce company QVC. Relative to its peers, the company had moderate leverage but strong cash flow generation. In our view, the bonds were offered at an attractive yield relative to securities of peers; and the company is owned by Liberty Media, whose market capitalization is greater than $10 billion. The Fund also bought bonds of Zebra Technologies, a leading manufacturer and distributor of bar-code technology used to track and identify assets. The proceeds from the issue that we purchased were used to acquire a complementary business from Motorola. We believe that following the acquisition, total debt will be manageable, and we anticipate that the combined company will generate cash and pay down debt.

We sold the Fund’s bonds in power-generation company Calpine based on valuations, as we found more attractive oppor-

tunities in the market. In addition, bonds of aerospace manufacturer Triumph Group were called away from the Fund.

How did the Fund’s sector weightings change during the reporting period?

We made no significant changes to the Fund’s sector weightings relative to the Barclays U.S. Aggregate Bond Index, but we did moderately reduce the Fund’s position in high-yield corporate bonds, although it is still the most substantially weighted sector in the Fund. During the reporting period, we increased the Fund’s position in bank loans. We also increased the Fund’s short position in two-year U.S. Treasury securities to further insulate the Fund against a rise in rates.

How was the Fund positioned at the end of the reporting period?

In spite of volatility in the markets, our baseline view on Federal Reserve policy, economic fundamentals and valuations in the credit markets has not changed. We believe that economic growth will continue to be moderate while the Federal Reserve remains highly accommodative. Our central belief is that monetary policy plays a critical role in the creation of credit and that the Federal Reserve has the ability to control monetary policy through its influence on short-term interest rates. These factors influenced our positioning of the Fund.

As of October 31, 2014, the Fund maintained its emphasis on spread product, with high-yield corporate bonds remaining the most substantially overweight sector relative to the Barclays U.S. Aggregate Bond Index. As of the same date, the Fund held underweight positions relative to the Index in sectors that are more rate-sensitive, such as U.S. Treasury securities and agency securities. As of October 31, 2014, the Fund’s duration was well below that of the Barclays U.S. Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Unconstrained Bond Fund

Portfolio of Investments October 31, 2014

	Principal Amount	Value

Long-Term Bonds 91.9%† Asset-Backed Securities 0.2%
Home Equity 0.1%
Carrington Mortgage Loan Trust
Series 2006-NC4, Class A5 0.215%, due 10/25/36 (a)(b)	$408,458	$367,671
Citigroup Mortgage Loan Trust
Series 2007-AHL2, Class A3A 0.225%, due 5/25/37 (a)(b)	187,240	156,048
Equifirst Loan Securitization Trust
Series 2007-1, Class A2A 0.215%, due 4/25/37 (a)(b)	13,131	13,082
First NLC Trust
Series 2007-1, Class A1 0.225%, due 8/25/37 (a)(b)(c)	427,138	236,141
GSAA Home Equity Trust
Series 2006-14, Class A1 0.205%, due 9/25/36 (a)(b)	913,816	496,399
Home Equity Loan Trust
Series 2007-FRE1, Class 2AV1 0.285%, due 4/25/37 (a)(b)	176,888	160,968
HSI Asset Securitization Corp. Trust
Series 2007-NC1, Class A1 0.255%, due 4/25/37 (a)(b)	201,858	189,884
JP Morgan Mortgage Acquisition Corp.
Series 2007-HE1, Class AF1 0.255%, due 3/25/47 (a)(b)	209,515	139,257
Master Asset Backed Securities Trust
Series 2006-HE4, Class A1 0.205%, due 11/25/36 (a)(b)	112,311	50,433
Merrill Lynch Mortgage Investors Trust
Series 2007-MLN1, Class A2A 0.265%, due 3/25/37 (a)(b)	271,703	265,659
Morgan Stanley ABS Capital I, Inc.
Series 2006-HE6, Class A2B 0.255%, due 9/25/36 (a)(b)	379,990	211,079
Series 2006-HE8, Class A2B 0.255%, due 10/25/36 (a)(b)	200,579	121,084
Series 2007-HE4, Class A2A 0.265%, due 2/25/37 (a)(b)	103,229	53,075
Series 2007-NC2, Class A2FP 0.305%, due 2/25/37 (a)(b)	397,938	253,204
Renaissance Home Equity Loan Trust
Series 2007-2, Class AF1 5.893%, due 6/25/37 (b)(d)	904,781	492,811
Securitized Asset Backed Receivables LLC Trust
Series 2007-BR4, Class A2A 0.245%, due 5/25/37 (a)(b)	488,470	313,573

	Principal Amount	Value

Home Equity (continued)
Soundview Home Equity Loan Trust
Series 2007-OPT1, Class 2A1 0.235%, due 6/25/37 (a)(b)	$416,686	$245,784
Series 2006-EQ2, Class A2 0.265%, due 1/25/37 (a)(b)	271,975	183,655
Specialty Underwriting & Residential Finance Trust
Series 2006-BC4, Class A2B 0.265%, due 9/25/37 (a)(b)	1,057,102	507,711

		4,457,518

Student Loans 0.1%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.555%, due 5/25/29 (a)	1,586,707	1,541,538

Total Asset-Backed Securities (Cost $7,050,436)		5,999,056

Convertible Bonds 0.7%
Airlines 0.1%
Airtran Holdings, Inc. 5.25%, due 11/1/16	647,000	1,629,227
United Airlines, Inc. 4.50%, due 1/15/15	356,000	995,910

		2,625,137

Biotechnology 0.1%
Gilead Sciences, Inc. 1.625%, due 5/1/16	253,000	1,244,919

Coal 0.0%‡
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	246,000	233,700

Health Care—Products 0.1%
Teleflex, Inc. 3.875%, due 8/1/17	788,000	1,479,470

Leisure Time 0.3%
Jarden Corp. 1.125%, due 3/15/34 (c)	7,300,000	7,838,375

Miscellaneous—Manufacturing 0.0%‡
Danaher Corp. (zero coupon), due 1/22/21	484,000	1,129,838

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2014, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Oil & Gas Services 0.0%‡
JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/5/15 (c)(e)	$709,000	$1,227,846

Pharmaceuticals 0.0%‡
Salix Pharmaceuticals, Ltd. 1.50%, due 3/15/19	150,000	335,906

Software 0.0%‡
Proofpoint, Inc. 1.25%, due 12/15/18 (c)	233,000	304,502

Transportation 0.1%
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	1,900,000	1,816,875

Total Convertible Bonds (Cost $14,884,078)		18,236,568

Corporate Bonds 70.6%
Advertising 0.1%
Lamar Media Corp. 5.00%, due 5/1/23	3,525,000	3,525,441

Aerospace & Defense 1.1%
Alliant Techsystems, Inc.
5.25%, due 10/1/21 (c)	4,250,000	4,324,375
6.875%, due 9/15/20	3,889,000	4,161,230
B/E Aerospace, Inc. 5.25%, due 4/1/22	8,780,000	9,767,750
TransDigm, Inc.
6.00%, due 7/15/22	5,500,000	5,561,875
7.50%, due 7/15/21	4,440,000	4,795,200

		28,610,430

Airlines 0.5%
Continental Airlines, Inc.
7.875%, due 1/2/20	360,577	385,110
9.798%, due 10/1/22	567,896	634,624
Delta Air Lines, Inc.
Series 2011-1 Class A Pass Through Trust 5.30%, due 10/15/20	1,109,681	1,204,004
U.S. Airways Group, Inc. Series A 6.25%, due 10/22/24	7,933,955	8,866,195

	Principal Amount	Value

Airlines (continued)
U.S. Airways, Inc. Class A Series 2012-1 Pass Through Trust 5.90%, due 4/1/26	$2,585,462	$2,863,399

		13,953,332

Auto Manufacturers 1.1%
Chrysler Group LLC / CG Co-Issuer, Inc.
8.00%, due 6/15/19	1,600,000	1,714,000
8.25%, due 6/15/21	4,590,000	5,129,325
Ford Holdings LLC 9.30%, due 3/1/30	127,000	189,553
Ford Motor Co. 8.90%, due 1/15/32	3,009,000	4,229,348
General Motors Co. 3.50%, due 10/2/18	3,000,000	3,090,000
Navistar International Corp. 8.25%, due 11/1/21	12,049,000	12,386,372

		26,738,598

Auto Parts & Equipment 1.4%
Dana Holding Corp. 5.375%, due 9/15/21	9,575,000	9,958,000
Goodyear Tire & Rubber Co. (The)
6.50%, due 3/1/21	6,977,000	7,465,390
7.00%, due 5/15/22	1,000,000	1,087,500
MPG Holdco I, Inc. 7.375%, due 10/15/22 (c)	12,480,000	13,104,000
Schaeffler Finance B.V. 4.75%, due 5/15/21 (c)	3,475,000	3,466,312

		35,081,202

Banks 6.6%
Banco de Bogota S.A. 5.375%, due 2/19/23 (c)	9,400,000	9,799,500
Banco do Brasil S.A. 5.875%, due 1/19/23 (c)	6,400,000	6,663,680
Banco Santander Mexico S.A. 4.125%, due 11/9/22 (c)	6,415,000	6,495,188
♦Bank of America Corp.
3.30%, due 1/11/23	510,000	505,650
4.25%, due 10/22/26	7,260,000	7,206,153
5.125%, due 12/29/49 (a)	8,395,000	8,143,150
5.625%, due 7/1/20	1,720,000	1,953,318
5.75%, due 8/15/16	1,400,000	1,507,937
6.11%, due 1/29/37	2,807,000	3,284,521
7.625%, due 6/1/19	420,000	509,435
8.57%, due 11/15/24	1,645,000	2,180,546
Barclays Bank PLC 5.14%, due 10/14/20 (f)	8,037,000	8,734,531
BBVA Bancomer S.A. 6.75%, due 9/30/22 (c)	9,075,000	10,277,438

12	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
CIT Group, Inc.
3.875%, due 2/19/19	$2,037,000	$2,049,731
5.00%, due 8/1/23	2,000,000	2,087,500
6.625%, due 4/1/18 (c)	1,750,000	1,916,250
Citigroup, Inc. 6.30%, due 12/29/49 (a)	10,800,000	10,732,500
Discover Bank 7.00%, due 4/15/20	3,895,000	4,610,145
Fifth Third Bancorp 5.45%, due 1/15/17	1,477,000	1,602,712
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	7,257,000	7,277,247
HSBC Holdings PLC 6.375%, due 12/29/49 (a)	12,615,000	12,867,300
ICICI Bank, Ltd. Series Reg S 6.375%, due 4/30/22 (a)	2,000,000	2,067,600
JPMorgan Chase & Co.
6.125%, due 12/29/49 (a)	7,595,000	7,576,013
7.90%, due 4/29/49 (a)	3,650,000	3,955,688
Mellon Capital III 6.369%, due 9/5/66 (a)	£2,950,000	4,893,724
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (c)	$9,300,000	9,681,328
♦Morgan Stanley
4.875%, due 11/1/22	4,287,000	4,565,496
5.00%, due 11/24/25	2,465,000	2,619,957
5.45%, due 7/29/49 (a)	11,425,000	11,478,560
RBS Citizens Financial Group, Inc. 4.15%, due 9/28/22 (c)	2,270,000	2,289,735
Wells Fargo & Co. 5.90%, due 12/29/49 (a)	10,050,000	10,332,405

		169,864,938

Beverages 0.1%
Embotelladora Andina S.A. 5.00%, due 10/1/23 (c)	1,980,000	2,097,313

Building Materials 1.7%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, due 11/1/17	1,223,000	1,195,482
Building Materials Corporation of America 5.375%, due 11/15/24 (c)	14,450,000	14,486,125
Cemex Finance LLC 6.00%, due 4/1/24 (c)	11,060,000	11,277,882
Masco Corp. 7.125%, due 3/15/20	2,250,000	2,570,625

	Principal Amount	Value

Building Materials (continued)
USG Corp.
5.875%, due 11/1/21 (c)	$6,755,000	$6,974,537
6.30%, due 11/15/16	1,245,000	1,313,475
7.875%, due 3/30/20 (c)	4,258,000	4,577,350
9.75%, due 1/15/18	363,000	418,358

		42,813,834

Chemicals 1.8%
Axalta Coating Systems U.S. Holdings, Inc. / Axalta Coating Systems Dutch Holding B.V. 7.375%, due 5/1/21 (c)	8,656,000	9,370,120
Dow Chemical Co. (The) 8.55%, due 5/15/19	2,099,000	2,643,670
Hexion U.S. Finance Corp. 6.625%, due 4/15/20	4,750,000	4,750,000
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	2,898,000	2,865,397
Huntsman International LLC
5.125%, due 4/15/21	€3,275,000	4,275,124
5.125%, due 11/15/22 (c)	$3,500,000	3,521,875
8.625%, due 3/15/21	5,613,000	6,118,170
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	5,212,000	5,441,328
WR Grace & Co. 5.125%, due 10/1/21 (c)	6,410,000	6,678,451

		45,664,135

Coal 0.4%
Alpha Natural Resources, Inc.
6.00%, due 6/1/19 (f)	1,560,000	780,000
7.50%, due 8/1/20 (c)	4,535,000	3,628,000
Arch Coal, Inc. 8.00%, due 1/15/19 (c)	7,000,000	4,550,000
Peabody Energy Corp. 7.375%, due 11/1/16	1,025,000	1,055,750

		10,013,750

Commercial Services 2.0%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.125%, due 6/1/22 (c)	5,000,000	4,940,000
5.50%, due 4/1/23	5,782,000	5,810,910
Hertz Corp. (The)
6.25%, due 10/15/22	8,500,000	8,670,000
7.375%, due 1/15/21	1,630,000	1,723,725
Iron Mountain Europe PLC 6.125%, due 9/15/22 (c)	£4,475,000	7,248,143
Iron Mountain, Inc.
5.75%, due 8/15/24	$3,000,000	3,060,000
6.00%, due 8/15/23	2,600,000	2,743,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Commercial Services (continued)
Iron Mountain, Inc. (continued)
7.75%, due 10/1/19	$431,000	$463,325
8.375%, due 8/15/21	1,293,000	1,344,720
Rent-A-Center, Inc. 4.75%, due 5/1/21	5,800,000	4,915,500
United Rentals North America, Inc.
5.75%, due 11/15/24	1,750,000	1,835,313
6.125%, due 6/15/23	4,259,000	4,583,749
8.375%, due 9/15/20	3,863,000	4,181,697

		51,520,082

Computers 0.5%
NCR Corp.
5.00%, due 7/15/22	3,815,000	3,795,925
6.375%, due 12/15/23	5,800,000	6,119,000
SunGard Data Systems, Inc.
6.625%, due 11/1/19	1,050,000	1,086,750
7.625%, due 11/15/20	1,895,000	2,020,544

		13,022,219

Cosmetics & Personal Care 0.2%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (c)	5,470,000	5,825,550

Diversified Financial Services 0.2%
GE Capital Trust II Series Reg S 5.50%, due 9/15/67 (a)	€2,100,000	2,841,966
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (a)	1,223,000	1,592,003
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (a)	£815,000	1,421,094

		5,855,063

Electric 1.8%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (c)	$7,700,000	7,748,125
Calpine Corp. 5.75%, due 1/15/25	10,680,000	10,813,500
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (c)	10,815,000	11,136,011
Great Plains Energy, Inc.
4.85%, due 6/1/21	5,200,000	5,779,706
5.292%, due 6/15/22 (d)	663,000	761,810
IPALCO Enterprises, Inc. 7.25%, due 4/1/16 (c)	2,620,000	2,790,300
Wisconsin Energy Corp. 6.25%, due 5/15/67 (a)	7,793,280	7,929,663

		46,959,115

	Principal Amount	Value

Engineering & Construction 0.3%
MasTec, Inc. 4.875%, due 3/15/23	$1,704,000	$1,627,320
SBA Communications Corp. 4.875%, due 7/15/22 (c)	6,561,000	6,461,765

		8,089,085

Entertainment 1.0%
International Game Technology 5.50%, due 6/15/20	7,678,000	7,837,564
Isle of Capri Casinos, Inc.
7.75%, due 3/15/19	1,174,000	1,232,700
8.875%, due 6/15/20	6,815,000	7,292,050
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21	5,102,000	5,255,060
Pinnacle Entertainment, Inc. 7.75%, due 4/1/22	3,000,000	3,277,500
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (g)(h)	12,748	8,923

		24,903,797

Finance—Auto Loans 0.9%
♦Ally Financial, Inc.
3.50%, due 1/27/19 (f)	7,900,000	7,959,250
8.00%, due 3/15/20	804,000	966,810
8.00%, due 11/1/31	6,360,000	8,093,100
Ford Motor Credit Co. LLC
8.00%, due 12/15/16	22,000	24,933
8.125%, due 1/15/20	3,361,000	4,200,373
General Motors Financial Co., Inc. 3.25%, due 5/15/18	670,000	685,075

		21,929,541

Finance—Commercial 0.3%
Textron Financial Corp. 6.00%, due 2/15/67 (a)(c)	8,360,000	7,649,400

Finance—Consumer Loans 1.0%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)(f)	4,575,000	4,677,937
Navient Corp. 5.50%, due 1/25/23	2,800,000	2,800,000
8.00%, due 3/25/20	6,316,000	7,247,610
Springleaf Finance Corp.
6.00%, due 6/1/20	5,100,000	5,278,500
7.75%, due 10/1/21	4,850,000	5,480,500

		25,484,547

Finance—Credit Card 0.4%
American Express Co. 6.80%, due 9/1/66 (a)(f)	5,901,000	6,254,470

14	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Credit Card (continued)
Capital One Bank USA N.A. 3.375%, due 2/15/23 (f)	$3,000,000	$2,971,032

		9,225,502

Finance—Investment Banker/Broker 0.1%
Jefferies Group LLC
5.125%, due 1/20/23	813,000	861,525
6.45%, due 6/8/27	1,100,000	1,245,453

		2,106,978

Finance—Other Services 0.4%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
5.875%, due 2/1/22	1,850,000	1,900,875
6.00%, due 8/1/20	6,880,000	7,224,000

		9,124,875

Food 2.9%
Cosan Luxembourg S.A. 5.00%, due 3/14/23 (c)	5,600,000	5,390,000
Grupo Bimbo S.A.B. de C.V.
3.875%, due 6/27/24 (c)	4,000,000	3,981,200
4.50%, due 1/25/22 (c)	11,004,000	11,597,996
JBS Finance II, Ltd. 8.25%, due 1/29/18 (c)	4,235,000	4,457,338
JBS USA LLC / JBS USA Finance, Inc.
5.875%, due 7/15/24 (c)	9,095,000	9,140,475
8.25%, due 2/1/20 (c)	2,519,000	2,695,330
Kerry Group Financial Services 3.20%, due 4/9/23 (c)	4,595,000	4,452,587
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (c)	9,175,000	9,587,875
Premier Foods Finance PLC 6.50%, due 3/15/21 (c)	£4,500,000	6,472,740
Smithfield Foods, Inc. 7.75%, due 7/1/17	$1,361,000	1,517,515
TreeHouse Foods, Inc. 4.875%, due 3/15/22	6,125,000	6,216,875
Tyson Foods, Inc. 3.95%, due 8/15/24	5,450,000	5,558,488
Virgolino de Oliveira Finance S.A.
10.50%, due 1/28/18 (c)	5,100,000	1,249,500
10.875%, due 1/13/20 (c)	2,840,000	1,731,548
11.75%, due 2/9/22 (c)	4,660,000	1,155,680

		75,205,147

Food Services 0.4%
Aramark Services, Inc. 5.75%, due 3/15/20	9,975,000	10,423,875

	Principal Amount	Value

Forest Products & Paper 0.8%
Domtar Corp. 10.75%, due 6/1/17	$1,363,000	$1,644,855
Fibria Overseas Finance, Ltd. 5.25%, due 5/12/24	10,900,000	11,114,730
Georgia-Pacific LLC 8.00%, due 1/15/24	2,945,000	3,976,242
International Paper Co. 7.30%, due 11/15/39	693,000	908,298
MeadWestvaco Corp. 7.375%, due 9/1/19	1,800,000	2,149,346

		19,793,471

Gas 0.2%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
6.25%, due 8/20/19	4,467,000	4,668,015
6.50%, due 5/20/21	741,000	779,903

		5,447,918

Hand & Machine Tools 0.1%
Mcron Finance Sub LLC / Mcron Finance Corp. 8.375%, due 5/15/19 (c)	3,188,000	3,395,220

Health Care—Products 0.3%
Alere, Inc. 6.50%, due 6/15/20	475,000	489,250
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18	7,355,000	8,108,887

		8,598,137

Health Care—Services 2.5%
CHS / Community Health Systems, Inc.
5.125%, due 8/1/21	6,950,000	7,262,750
6.875%, due 2/1/22	3,500,000	3,771,250
DaVita HealthCare Partners, Inc.
5.125%, due 7/15/24	1,925,000	1,963,500
5.75%, due 8/15/22	6,825,000	7,234,500
Fresenius Medical Care U.S. Finance, Inc. 6.50%, due 9/15/18 (c)	2,500,000	2,768,750
HCA, Inc.
5.00%, due 3/15/24	9,645,000	9,946,503
5.875%, due 3/15/22	2,500,000	2,743,750
7.25%, due 9/15/20	83,000	87,980
7.50%, due 2/15/22	2,000,000	2,322,500
♦MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (c)	11,045,000	11,555,831
Tenet Healthcare Corp.
5.50%, due 3/1/19 (c)	3,500,000	3,578,750
6.00%, due 10/1/20	8,000,000	8,600,000
8.125%, due 4/1/22	1,000,000	1,146,250

		62,982,314

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Holding Company—Diversified 0.4%
Stena AB 7.00%, due 2/1/24 (c)	$10,000,000	$9,975,000

Home Builders 3.6%
Beazer Homes USA, Inc.
5.75%, due 6/15/19	5,206,000	4,984,745
7.25%, due 2/1/23	1,000,000	995,000
D.R. Horton, Inc.
3.75%, due 3/1/19	4,750,000	4,755,937
5.75%, due 8/15/23	4,250,000	4,531,563
K Hovnanian Enterprises, Inc.
7.00%, due 1/15/19 (c)	3,100,000	3,022,500
7.25%, due 10/15/20 (c)	8,110,000	8,535,775
KB Home
7.25%, due 6/15/18	3,300,000	3,572,250
8.00%, due 3/15/20	2,250,000	2,508,750
Lennar Corp. 4.50%, due 6/15/19	5,800,000	5,905,154
MDC Holdings, Inc.
5.50%, due 1/15/24	7,025,000	7,007,437
5.625%, due 2/1/20	1,608,000	1,684,380
Meritage Homes Corp. 7.00%, due 4/1/22	8,800,000	9,548,000
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	3,183,000	3,389,895
Standard Pacific Corp.
6.25%, due 12/15/21	2,875,000	3,018,750
8.375%, due 1/15/21	4,560,000	5,323,800
Toll Brothers Finance Corp.
5.875%, due 2/15/22	5,750,000	6,195,625
6.75%, due 11/1/19	3,850,000	4,333,599
TRI Pointe Holdings, Inc. 5.875%, due 6/15/24 (c)	6,950,000	7,089,000
Weyerhaeuser Real Estate Co. 4.375%, due 6/15/19 (c)	5,871,000	5,841,645

		92,243,805

Household Products & Wares 0.3%
Controladora Mabe S.A. de C.V. 7.875%, due 10/28/19 (c)	6,625,000	7,574,031

Insurance 4.8%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	8,525,000	9,436,109
American International Group, Inc.
4.875%, due 3/15/67 (a)	€1,800,000	2,354,920
Series A3 4.875%, due 3/15/67 (a)	4,000,000	5,233,155
Series A2 5.75%, due 3/15/67 (a)	£3,250,000	5,391,838

	Principal Amount	Value

Insurance (continued)
Chubb Corp. (The) 6.375%, due 3/29/67 (a)	$9,873,000	$10,761,570
Genworth Holdings, Inc.
6.15%, due 11/15/66 (a)	7,233,000	6,184,215
7.20%, due 2/15/21	1,145,000	1,351,422
7.625%, due 9/24/21	4,480,000	5,460,726
Liberty Mutual Group, Inc.
4.25%, due 6/15/23 (c)	390,000	403,355
6.50%, due 3/15/35 (c)	870,000	1,059,417
7.00%, due 3/7/67 (a)(c)	2,900,000	3,016,000
7.80%, due 3/7/87 (c)	7,453,000	8,720,010
10.75%, due 6/15/88 (a)(c)	938,000	1,442,175
Lincoln National Corp. 7.00%, due 5/17/66 (a)	3,537,000	3,625,425
Oil Insurance, Ltd. 3.215%, due 12/29/49 (a)(c)	8,452,000	7,825,868
Pacific Life Insurance Co.
7.90%, due 12/30/23 (c)	1,150,000	1,498,052
9.25%, due 6/15/39 (c)	504,000	790,354
Pearl Group Holdings No 1, Ltd. 6.586%, due 11/29/49 (a)	£5,584,500	8,704,829
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	$612,000	671,670
Protective Life Corp. 8.45%, due 10/15/39	5,546,000	8,213,487
Provident Cos., Inc. 7.25%, due 3/15/28	5,460,000	6,841,915
Prudential Financial, Inc. 5.625%, due 6/15/43 (a)	3,120,000	3,237,000
Scottish Widows PLC Series Reg S 5.50%, due 6/16/23	£6,500,000	10,882,395
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(c)	$571,000	599,550
Voya Financial, Inc. 5.50%, due 7/15/22	5,040,000	5,681,945
XL Group PLC 6.50%, due 10/29/49 (a)	4,116,000	3,949,302

		123,336,704

Iron & Steel 2.2%
AK Steel Corp.
7.625%, due 5/15/20	2,000,000	2,015,000
7.625%, due 10/1/21	9,410,000	9,433,525
8.375%, due 4/1/22	2,200,000	2,244,000
Allegheny Ludlum Corp. 6.95%, due 12/15/25 (f)	693,000	770,784
APERAM 7.75%, due 4/1/18 (c)	3,475,000	3,596,625
ArcelorMittal
6.125%, due 6/1/18 (f)	2,000,000	2,140,000
6.75%, due 2/25/22	6,175,000	6,854,867
7.25%, due 3/1/41	1,175,000	1,213,188

16	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Iron & Steel (continued)
Cliffs Natural Resources, Inc.
5.20%, due 1/15/18 (f)	$4,036,000	$3,551,680
5.90%, due 3/15/20	1,140,000	963,300
GTL Trade Finance, Inc. 5.893%, due 4/29/24 (c)	8,330,000	8,642,375
Severstal OAO Via Steel Capital S.A. 5.90%, due 10/17/22 (c)	3,000,000	2,853,000
Steel Dynamics, Inc. 5.25%, due 4/15/23	7,666,000	8,049,300
United States Steel Corp. 7.375%, due 4/1/20	4,039,000	4,523,680

		56,851,324

Leisure Time 0.3%
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	6,115,000	6,864,087

Lodging 0.9%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20	8,019,000	6,017,090
MGM Resorts International 6.75%, due 10/1/20	2,794,000	3,066,415
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, due 5/15/18	946,000	1,091,724
7.15%, due 12/1/19	2,341,000	2,772,072
7.375%, due 11/15/15	332,000	353,931
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.375%, due 3/15/22	8,100,000	8,525,250

		21,826,482

Machinery—Construction & Mining 0.3%
Terex Corp.
6.00%, due 5/15/21	2,860,000	2,974,400
6.50%, due 4/1/20	5,000,000	5,262,500

		8,236,900

Machinery—Diversified 0.3%
Zebra Technologies Corp. 7.25%, due 10/15/22 (c)	7,360,000	7,746,400

Media 1.3%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.25%, due 3/15/21	1,445,000	1,463,062
CCOH Safari LLC
5.50%, due 12/1/22	1,975,000	1,994,750
5.75%, due 12/1/24	1,025,000	1,030,766

	Principal Amount	Value

Media (continued)
Clear Channel Worldwide Holdings, Inc.
Series B 6.50%, due 11/15/22	$830,000	$859,050
Series B 7.625%, due 3/15/20	4,270,000	4,542,212
COX Communications, Inc. 6.95%, due 6/1/38 (c)	2,241,000	2,820,027
DISH DBS Corp. 6.75%, due 6/1/21	4,265,000	4,734,150
iHeartCommunications, Inc.
9.00%, due 12/15/19	5,000,000	5,053,125
9.00%, due 3/1/21	8,845,000	8,845,000
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	1,087,000	1,461,622

		32,803,764

Mining 1.0%
Aleris International, Inc. 7.875%, due 11/1/20	2,463,000	2,561,520
FMG Resources (August 2006) Pty, Ltd. 8.25%, due 11/1/19 (c)	4,630,000	4,803,625
Minsur S.A. 6.25%, due 2/7/24 (c)	5,000,000	5,525,000
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	1,500,000	1,936,047
Vedanta Resources PLC
7.125%, due 5/31/23 (c)	8,600,000	8,750,500
8.25%, due 6/7/21 (c)	2,565,000	2,795,850

		26,372,542

Miscellaneous—Manufacturing 1.2%
Amsted Industries, Inc. 5.00%, due 3/15/22 (c)	10,610,000	10,464,112
Bombardier, Inc. 7.75%, due 3/15/20 (c)	9,650,000	10,711,500
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (c)	9,585,000	9,297,450

		30,473,062

Office Furnishings 0.1%
Interface, Inc. 7.625%, due 12/1/18	1,507,000	1,568,486

Oil & Gas 6.2%
Anadarko Petroleum Corp. (zero coupon), due 10/10/36	19,735,000	7,474,631
Berry Petroleum Co., LLC 6.75%, due 11/1/20 (f)	3,523,000	3,346,850
California Resources Corp. 5.00%, due 1/15/20 (c)	6,490,000	6,587,350
Chesapeake Energy Corp.
4.875%, due 4/15/22	4,971,000	5,084,090

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Chesapeake Energy Corp. (continued)
5.375%, due 6/15/21	$1,500,000	$1,563,750
6.125%, due 2/15/21	2,550,000	2,830,500
6.625%, due 8/15/20	2,595,000	2,925,863
7.25%, due 12/15/18	2,000,000	2,292,500
♦CITGO Petroleum Corp. 6.25%, due 8/15/22 (c)	10,000,000	10,175,000
Concho Resources, Inc.
5.50%, due 4/1/23	1,014,000	1,072,305
6.50%, due 1/15/22	1,550,000	1,674,000
7.00%, due 1/15/21	316,000	340,885
Denbury Resources, Inc.
4.625%, due 7/15/23	3,635,000	3,357,831
6.375%, due 8/15/21 (f)	6,630,000	6,928,350
ENI S.p.A. 4.15%, due 10/1/20 (c)	2,000,000	2,157,156
EP Energy LLC / EP Energy Finance, Inc. 9.375%, due 5/1/20	3,400,000	3,714,500
Frontier Oil Corp. 6.875%, due 11/15/18	571,000	590,253
Hilcorp Energy I, L.P. / Hilcorp Finance Co.
5.00%, due 12/1/24 (c)	10,000,000	9,600,000
7.625%, due 4/15/21 (c)	1,823,000	1,923,265
8.00%, due 2/15/20 (c)	2,250,000	2,362,500
Linn Energy LLC / Linn Energy Finance Corp.
6.50%, due 5/15/19	2,250,000	2,103,750
6.50%, due 9/15/21	7,250,000	6,633,750
8.625%, due 4/15/20	780,000	781,950
MEG Energy Corp. 6.50%, due 3/15/21 (c)	1,032,000	1,021,680
Murphy Oil USA, Inc. 6.00%, due 8/15/23	10,818,000	11,331,855
Pacific Rubiales Energy Corp. 5.125%, due 3/28/23 (c)	5,000,000	4,787,500
Petrobras Global Finance B.V.
4.375%, due 5/20/23	2,600,000	2,478,572
6.25%, due 3/17/24	7,400,000	7,868,124
Precision Drilling Corp.
6.50%, due 12/15/21	1,136,000	1,164,400
6.625%, due 11/15/20 (f)	2,417,000	2,489,510
QEP Resources, Inc. 5.375%, due 10/1/22	3,350,000	3,299,750
Rosneft Finance S.A. 7.25%, due 2/2/20 (c)	1,405,000	1,471,738
Samson Investment Co. 9.75%, due 2/15/20	500,000	370,000
Sanchez Energy Corp. 6.125%, due 1/15/23 (c)	9,620,000	9,163,050

	Principal Amount	Value

Oil & Gas (continued)
SM Energy Co.
5.00%, due 1/15/24	$1,970,000	$1,841,950
6.50%, due 1/1/23	4,665,000	4,816,612
Swift Energy Co. 7.125%, due 6/1/17	750,000	712,500
Tesoro Corp. 5.125%, due 4/1/24	11,050,000	11,077,625
Whiting Petroleum Corp.
5.00%, due 3/15/19	2,350,000	2,432,250
5.75%, due 3/15/21	6,000,000	6,330,000

		158,178,145

Oil & Gas Services 1.3%
Basic Energy Services, Inc.
7.75%, due 2/15/19	8,717,000	8,499,075
7.75%, due 10/15/22	3,770,000	3,675,750
CGG S.A. 6.50%, due 6/1/21	6,150,000	4,920,000
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc.
6.125%, due 6/15/19	1,463,000	1,600,156
6.75%, due 2/1/22	1,560,000	1,727,700
6.875%, due 2/15/23	325,000	367,556
PHI, Inc. 5.25%, due 3/15/19	12,135,000	11,987,681

		32,777,918

Packaging & Containers 1.4%
Ardagh Packaging Finance PLC 9.125%, due 10/15/20 (c)	1,000,000	1,077,500
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
6.75%, due 1/31/21 (c)	6,775,000	6,927,438
7.00%, due 11/15/20 (c)	652,941	666,000
Crown European Holdings S.A. 4.00%, due 7/15/22 (c)	€7,700,000	9,856,232
Novelis, Inc. 8.75%, due 12/15/20	$4,653,000	5,077,586
Reynolds Group Issuer, Inc.
5.75%, due 10/15/20	925,000	962,000
7.875%, due 8/15/19	1,025,000	1,098,031
9.875%, due 8/15/19	5,714,000	6,206,833
Sealed Air Corp. 8.375%, due 9/15/21 (c)	3,500,000	3,963,750

		35,835,370

Pharmaceuticals 0.3%
Valeant Pharmaceuticals International, Inc.
6.375%, due 10/15/20 (c)	4,800,000	4,926,000
7.50%, due 7/15/21 (c)	2,500,000	2,675,000

		7,601,000

18	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Pipelines 5.0%
Access Midstream Partners, L.P. / ACMP Finance Corp.
4.875%, due 5/15/23 (f)	$3,560,000	$3,720,200
5.875%, due 4/15/21	3,960,000	4,187,700
6.125%, due 7/15/22	2,029,000	2,206,538
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp.
4.75%, due 11/15/21	3,685,000	3,675,787
6.625%, due 10/1/20	7,781,000	8,247,860
♦Energy Transfer Equity, L.P. 5.875%, due 1/15/24	1,960,000	2,058,000
Energy Transfer Partners, L.P.
4.65%, due 6/1/21 (f)	1,490,000	1,590,247
5.20%, due 2/1/22	1,500,000	1,641,306
7.60%, due 2/1/24	662,000	824,839
EnLink Midstream Partners, L.P. 4.40%, due 4/1/24	10,000,000	10,523,670
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 6.50%, due 3/1/20	3,875,000	4,020,312
♦Kinder Morgan, Inc.
5.00%, due 2/15/21 (c)	4,555,000	4,805,525
5.625%, due 11/15/23 (c)	2,449,000	2,693,900
7.75%, due 1/15/32	11,700,000	14,625,000
Panhandle Eastern Pipe Line Co., L.P. 8.125%, due 6/1/19	2,037,000	2,488,839
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. II 6.50%, due 5/15/21	1,550,000	1,650,750
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.70%, due 6/15/44	10,475,000	10,531,471
Regency Energy Partners, L.P. / Regency Energy Finance Corp.
5.00%, due 10/1/22	1,550,000	1,581,000
5.50%, due 4/15/23	3,525,000	3,648,375
5.875%, due 3/1/22	2,050,000	2,183,250
6.50%, due 7/15/21	2,825,000	3,001,563
6.875%, due 12/1/18	1,750,000	1,815,625
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,269,000	1,375,351
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
4.125%, due 11/15/19 (c)	2,500,000	2,537,500
4.25%, due 11/15/23	5,160,000	5,108,400
5.25%, due 5/1/23	3,725,000	3,911,250
6.375%, due 8/1/22	875,000	940,625
7.875%, due 10/15/18	1,170,000	1,219,725

	Principal Amount	Value

Pipelines (continued)
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp.
5.50%, due 10/15/19 (c)	$2,915,000	$2,995,163
5.875%, due 10/1/20	3,810,000	3,895,725
6.125%, due 10/15/21	3,500,000	3,596,250
Williams Cos., Inc. (The)
3.70%, due 1/15/23	2,000,000	1,881,434
4.55%, due 6/24/24	8,500,000	8,327,552

		127,510,732

Real Estate Investment Trusts 0.6%
Crown Castle International Corp. 5.25%, due 1/15/23	2,625,000	2,687,344
Geo Group, Inc. (The) 6.625%, due 2/15/21	9,023,000	9,541,822
Host Hotels & Resorts, L.P.
3.75%, due 10/15/23	472,000	467,394
5.25%, due 3/15/22	75,000	81,917
5.875%, due 6/15/19	1,910,000	2,012,519
Ventas Realty, L.P. / Ventas Capital Corp. 2.70%, due 4/1/20	1,421,000	1,409,766

		16,200,762

Retail 1.5%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.00%, due 5/20/22	5,200,000	5,616,000
Brinker International, Inc. 2.60%, due 5/15/18 (f)	1,875,000	1,882,005
CVS Health Corp. 4.75%, due 5/18/20	2,445,000	2,745,696
CVS Pass-Through Trust 5.789%, due 1/10/26 (c)(h)	72,021	80,961
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	1,925,000	2,007,777
QVC, Inc. 4.85%, due 4/1/24	6,500,000	6,583,063
Signet UK Finance PLC 4.70%, due 6/15/24	10,160,000	10,332,446
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24	8,550,000	8,485,875

		37,733,823

Semiconductors 0.5%
Freescale Semiconductor, Inc.
5.00%, due 5/15/21 (c)	7,050,000	6,944,250
6.00%, due 1/15/22 (c)	6,159,000	6,312,975

		13,257,225

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Software 0.3%
First Data Corp.
6.75%, due 11/1/20 (c)	$2,275,000	$2,434,250
7.375%, due 6/15/19 (c)	3,502,000	3,712,120
10.625%, due 6/15/21	1,137,000	1,310,392

		7,456,762

Telecommunications 4.5%
Bharti Airtel International Netherlands B.V. Series Reg S 5.125%, due 3/11/23	8,500,000	8,978,380
CC Holdings GS V LLC / Crown Castle GS III Corp. 2.381%, due 12/15/17	2,203,000	2,231,943
Colombia Telecomunicaciones S.A. ESP 5.375%, due 9/27/22 (c)	9,700,000	9,845,500
Comcel Trust 6.875%, due 2/6/24 (c)	8,950,000	9,576,500
CommScope Holding Co., Inc. 6.625%, due 6/1/20 (c)(i)	4,350,000	4,578,375
CommScope, Inc. 5.00%, due 6/15/21 (c)	4,295,000	4,284,263
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	2,500,000	2,706,250
7.625%, due 6/15/21	3,350,000	3,726,875
Inmarsat Finance PLC 4.875%, due 5/15/22 (c)	10,190,000	10,190,000
Intelsat Jackson Holdings S.A. 8.50%, due 11/1/19	1,750,000	1,824,375
Intelsat Luxembourg S.A.
7.75%, due 6/1/21	5,885,000	6,149,825
8.125%, due 6/1/23	5,448,000	5,788,500
MetroPCS Wireless, Inc. 6.625%, due 11/15/20	1,000,000	1,053,750
Sprint Capital Corp. 8.75%, due 3/15/32	2,060,000	2,302,050
Sprint Communications, Inc. 7.00%, due 8/15/20	1,800,000	1,908,000
Sprint Corp.
7.25%, due 9/15/21 (c)	4,000,000	4,230,000
7.875%, due 9/15/23 (c)	1,650,000	1,786,125
T-Mobile USA, Inc.
6.00%, due 3/1/23	3,000,000	3,090,000
6.125%, due 1/15/22	4,525,000	4,689,031
6.375%, due 3/1/25	3,500,000	3,596,250
6.542%, due 4/28/20	2,000,000	2,110,000
Telecom Italia Capital S.A. 7.721%, due 6/4/38	1,085,000	1,226,050
Telefonica Emisiones SAU
4.57%, due 4/27/23	2,550,000	2,695,903

	Principal Amount	Value
Telecommunications (continued)
Telefonica Emisiones SAU (continued)
5.462%, due 2/16/21	$396,000	$444,426
Verizon Communications, Inc. 5.15%, due 9/15/23	3,573,000	4,001,360
ViaSat, Inc. 6.875%, due 6/15/20	7,340,000	7,762,050
Virgin Media Secured Finance PLC 5.50%, due 1/15/25 (c)	5,000,000	5,162,500

		115,938,281

Transportation 1.2%
Bristow Group, Inc. 6.25%, due 10/15/22	5,390,000	5,605,600
CHC Helicopter S.A. 9.25%, due 10/15/20	10,106,100	10,813,527
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (c)	2,000,000	2,060,000
Hornbeck Offshore Services, Inc.
5.00%, due 3/1/21	4,255,000	3,786,950
5.875%, due 4/1/20	3,748,000	3,523,120
Ukraine Railways via Shortline PLC 9.50%, due 5/21/18 (c)	7,400,000	5,329,480

		31,118,677

Total Corporate Bonds (Cost $1,806,444,084)		1,805,386,091

Foreign Bonds 0.7%
Ireland 0.2%
UT2 Funding PLC 5.321%, due 6/30/16	€3,945,000	4,918,776

Luxembourg 0.1%
Ageas Hybrid Financing S.A. 5.125%, due 6/29/49 (a)	1,825,000	2,304,152

Netherlands 0.1%
Belfius Funding N.V. 1.261%, due 2/9/17 (a)	£2,000,000	3,071,425

United Kingdom 0.3%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	449,000	934,643
Rexam PLC 6.75%, due 6/29/67 (a)	€978,000	1,289,924
Santander UK PLC 4.814%, due 9/28/49 (a)	£2,700,000	4,189,572

		6,414,139

Total Foreign Bonds (Cost $16,141,658)		16,708,492

20	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments 18.9% (j)
Advertising 0.6%
CBS Outdoor Americas Capital LLC Term Loan B 3.00%, due 1/31/21	$14,550,000	$14,246,880

Aerospace & Defense 0.1%
TransDigm, Inc.
Term Loan C 3.75%, due 2/28/20	1,979,849	1,945,821
Term Loan D 3.75%, due 6/4/21	1,995,000	1,961,750

		3,907,571

Airlines 0.1%
U.S. Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19	1,980,000	1,931,120
United Airlines, Inc. New Term Loan B 3.50%, due 4/1/19	615,625	602,389

		2,533,509

Auto Parts & Equipment 1.4%
Allison Transmission, Inc. New Term Loan B3 3.75%, due 8/23/19	7,433,825	7,367,448
MPG Holdco I, Inc. Term Loan B 4.50%, due 10/20/21	1,350,000	1,345,218
TI Group Automotive Systems, LLC 2014 Term Loan B 4.25%, due 7/2/21	15,261,750	15,109,133
Visteon Corp. Delayed Draw Term Loan B 3.50%, due 4/9/21	11,970,000	11,820,375

		35,642,174

Biotechnology 0.2%
STHI Holding Corp. Term Loan 4.50%, due 8/6/21	4,526,461	4,492,513

Building Materials 0.6%
Quikrete Holdings, Inc.
1st Lien Term Loan 4.00%, due 9/28/20	13,579,771	13,414,274
2nd Lien Term Loan 7.00%, due 3/26/21	1,350,000	1,356,750

		14,771,024

	Principal Amount	Value
Chemicals 0.9%
Axalta Coating Systems US Holdings, Inc. USD Term Loan 3.75%, due 2/1/20	$4,767,787	$4,685,843
ECO Services Operations LLC Term Loan B (zero coupon), due 10/8/21	2,650,000	2,640,062
PQ Corp. 2014 Term Loan 4.00%, due 8/7/17	11,423,117	11,286,451
WR Grace & Co. USD Exit Term Loan 3.00%, due 1/31/21	3,771,620	3,734,847

		22,347,203

Commercial Services 1.0%
Allied Security Holdings LLC New 2nd Lien Term Loan 8.00%, due 8/13/21	5,808,219	5,747,715
KAR Auction Services, Inc. Term Loan B2 3.50%, due 3/11/21	13,934,659	13,795,313
Neff Rental LLC 2nd Lien Term Loan 7.25%, due 6/9/21	7,050,000	7,044,127

		26,587,155

Electric 0.1%
Calpine Corp. Term Loan B1 4.00%, due 4/1/18	1,061,500	1,053,096
NRG Energy, Inc. REFI Term Loan B 2.75%, due 7/2/18	1,034,250	1,014,050

		2,067,146

Electrical Components & Equipment 0.5%
Generac Power Systems, Inc. Term Loan B 3.25%, due 5/31/20	12,818,116	12,497,663

Entertainment 1.0%
Mohegan Tribal Gaming Authority New Term Loan B 5.50%, due 6/15/18	2,977,500	2,903,062
Scientific Games International, Inc. 2014 Term Loan B1 New Term Loan B 2014 Term Loan B1 4.25%, due 10/18/20	9,180,625	8,985,537
SeaWorld Parks & Entertainment, Inc. Term Loan B2 3.00%, due 5/14/20	14,585,875	13,929,511

		25,818,110

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Environmental Controls 0.1%
Filtration Group Corp. 2nd Lien Term Loan 8.25%, due 11/21/21	$2,000,000	$1,990,000

Food Services 0.2%
Aramark Services, Inc. USD Term Loan F 3.25%, due 2/24/21	4,982,481	4,901,516

Hand & Machine Tools 0.4%
Milacron LLC New Term Loan 4.00%, due 3/30/20	10,396,915	10,085,007

Health Care—Products 1.4%
Hologic, Inc. New Term Loan B 3.25%, due 8/1/19	14,902,067	14,779,662
Kinetic Concepts, Inc. USD Term Loan E1 4.00%, due 5/4/18	4,987,437	4,950,031
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	15,625,838	15,420,749

		35,150,442

Health Care—Services 1.4%
♦Amsurg Corp. 1st Lien Term Loan B 3.75%, due 7/16/21	21,097,125	20,894,951
Community Health Systems, Inc.
2017 Term Loan E 3.485%, due 1/25/17	46,775	46,607
Term Loan D 4.25%, due 1/27/21	124,671	124,749
DaVita HealthCare Partners, Inc. Term Loan B 3.50%, due 6/24/21	2,493,750	2,467,032
♦MPH Acquisition Holdings LLC Term Loan 4.00%, due 3/31/21	4,859,813	4,783,878
U.S. Renal Care, Inc. 2013 Term Loan 4.25%, due 7/3/19	6,964,824	6,908,235

		35,225,452

Household Products & Wares 0.9%
KIK Custom Products, Inc. New 1st Lien Term Loan 5.50%, due 4/29/19	7,942,300	7,882,732

	Principal Amount	Value
Household Products & Wares (continued)
Prestige Brands, Inc. Term Loan B2 4.50%, due 9/3/21	$15,470,000	$15,482,887

		23,365,619

Iron & Steel 0.6%
Signode Industrial Group US, Inc. USD Term Loan B 4.00%, due 5/1/21	15,738,303	15,423,537

Leisure Time 0.4%
ClubCorp Club Operations, Inc. New Term Loan 4.50%, due 7/24/20	9,925,000	9,821,611

Lodging 1.1%
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	1,177,431	1,165,656
♦Hilton Worldwide Finance LLC USD Term Loan B2 3.50%, due 10/26/20	24,948,438	24,683,361
MGM Resorts International Term Loan B 3.50%, due 12/20/19	2,714,868	2,680,085

		28,529,102

Machinery—Construction & Mining 0.1%
Terex Corp. 2014 USD Term Loan 3.50%, due 8/13/21	2,600,000	2,578,875

Machinery—Diversified 0.6%
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan 4.25%, due 6/30/21	14,942,966	14,672,125

Media 0.6%
Charter Communications Operating, LLC Term Loan F 3.00%, due 1/3/21	8,970,122	8,813,145
Clear Channel Communications, Inc. Term Loan D 6.904%, due 1/30/19	1,928,771	1,819,313
Virgin Media Bristol LLC USD Term Loan B 3.50%, due 6/7/20	6,180,000	6,089,877

		16,722,335

22	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Mining 0.6%
FMG Resources (August 2006) Pty, Ltd. New Term Loan B 3.75%, due 6/30/19	$10,772,971	$10,499,801
Noranda Aluminum Acquisition Corp. New Term Loan B 5.75%, due 2/28/19	2,511,364	2,440,731
Novelis, Inc. New Term Loan 3.75%, due 3/10/17	1,540,052	1,523,112
Oxbow Carbon LLC 2nd Lien Term Loan 8.00%, due 1/17/20	1,000,000	975,000

		15,438,644

Miscellaneous—Manufacturing 0.2%
Gates Global, Inc. Term Loan B 4.25%, due 7/5/21	5,805,129	5,731,526

Oil & Gas 1.5%
♦CITGO Petroleum Corp. New Term Loan B 4.50%, due 7/29/21	16,500,000	16,479,375
♦Fieldwood Energy LLC
1st Lien Term Loan 3.875%, due 9/28/18	7,979,860	7,788,679
2nd Lien Term Loan 8.375%, due 9/30/20	8,400,000	8,072,400
MEG Energy Corp. REFI Term Loan 3.75%, due 3/31/20	2,910,153	2,855,587
Samson Investment Co. New 2nd Lien Term Loan 5.00%, due 9/25/18	3,000,000	2,763,000

		37,959,041

Packaging & Containers 0.1%
Reynolds Group Holdings, Inc. New Dollar Term Loan 4.00%, due 12/1/18	2,984,962	2,965,891

Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc. Series E Term Loan B 3.50%, due 8/5/20	1,791,442	1,776,514

	Principal Amount	Value
Pipelines 0.6%
♦Energy Transfer Equity, L.P. New Term Loan 3.25%, due 12/2/19	$16,250,000	$15,965,625

Real Estate 0.6%
Realogy Corp.
New Term Loan B 3.75%, due 3/5/20	14,949,812	14,766,676
Extended Letter of Credit 4.67%, due 10/10/16	46,339	45,355

		14,812,031

Retail 0.1%
Pilot Travel Centers LLC 2014 Term Loan B 4.25%, due 10/1/21	4,000,000	4,002,500

Software 0.2%
First Data Corp. New 2018 Extended Term Loan 3.653%, due 3/23/18	5,500,000	5,446,375

Telecommunications 0.6%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	2,500,000	2,479,167
Level 3 Financing, Inc. Incremental Term Loan B5 4.50%, due 1/31/22	4,000,000	4,011,252
SBA Senior Finance II LLC Term Loan B1 3.25%, due 3/24/21	9,014,761	8,841,975

		15,332,394

Total Loan Assignments (Cost $489,150,727)		482,807,110

Mortgage-Backed Securities 0.2%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.2%
Banc of America Commercial Mortgage, Inc.
Series 2005-J, Class 1A1 2.533%, due 11/25/35 (k)	328,451	290,279
Bayview Commercial Asset Trust
Series 2006-4A, Class A1 0.382%, due 12/25/36 (a)(c)	46,415	41,968
Continental Airlines, Inc. Pass Through Trust
Series 2007-1, Class A 5.983%, due 10/19/23	3,211,573	3,548,788

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR10, Class 5A2 2.617%, due 7/25/36 (k)	$200,905	$191,945

		4,072,980

Residential Mortgages (Collateralized Mortgage Obligations) 0.0%‡
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	120,637	114,146
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.016%, due 11/25/36 (k)	174,437	153,999

		268,145

Total Mortgage-Backed Securities (Cost $4,400,886)		4,341,125

U.S. Government & Federal Agencies 0.0%‡
Government National Mortgage Association (Mortgage Pass-Through Security) 0.0%‡
6.00%, due 8/15/32	1	1

United States Treasury Note 0.0%‡
2.125%, due 8/15/21	70,000	70,443

Total U.S. Government & Federal Agencies (Cost $71,538)		70,444

Yankee Bonds 0.6% (l)
Banks 0.3%
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24	8,746,000	8,861,237

Insurance 0.3%
Validus Holdings, Ltd. 8.875%, due 1/26/40	5,383,000	7,597,900

Total Yankee Bonds (Cost $15,991,788)		16,459,137

Total Long-Term Bonds (Cost $2,354,135,195)		2,350,008,023

	Shares	Value
Common Stocks 0.2%
Auto Manufacturers 0.1%
General Motors Co.	38,729	$1,216,091
Motors Liquidation Co. GUC Trust (m)	11,598	267,914

		1,484,005

Banks 0.1%
Citigroup, Inc.	41,400	2,216,142

Media 0.0%‡
ION Media Networks, Inc. (g)(h)(n)(m)	22	8,322

Total Common Stocks (Cost $2,995,940)		3,708,469

Convertible Preferred Stocks 0.1%
Banks 0.1%
♦Bank of America Corp. 7.25% Series L	781	892,847
Wells Fargo & Co. 7.50% Series L	800	963,200

		1,856,047

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc. 4.75%	6,100	822,585

Iron & Steel 0.0%‡
ArcelorMittal 6.00%	48,000	984,000

Total Convertible Preferred Stocks (Cost $3,464,166)		3,662,632

	Number of Warrants
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (m)	36,805	797,564
Strike Price $10.00 Expires 7/10/19 (m)	19,248	274,669

		1,072,233

Total Warrants (Cost $1,207,783)		1,072,233

24	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 7.4%
Repurchase Agreement 7.4%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $189,637,508 (Collateralized by Federal Home Loan Mortgage Corp. securities with a rate of 2.00% and maturity dates between 11/2/22 and 1/30/23, with a Principal Amount of $206,410,000 and a Market Value of $193,434,243)	$189,637,508	$189,637,508

Total Short-Term Investment (Cost $189,637,508)		189,637,508

Total Investments, Before Investments Sold Short (Cost $2,551,440,592) (q)	99.6%	2,548,088,865

Long-Term Bonds Sold Short (0.4%) Corporate Bonds Sold Short (0.4%)
Apparel (0.3%)
Levi Strauss & Co. 7.625%, due 5/15/20	(6,800,000)	(7,216,500)

Office Equipment/Supplies (0.1%)
ACCO Brands Corp. 6.75%, due 4/30/20	(3,850,000)	(4,090,625)

Total Investments Sold Short (Proceeds $10,714,339)	(0.4)%	(11,307,125)

Total Investments, Net of Investments Sold Short (Cost $2,540,726,253)	99.2	2,536,781,740
Other Assets, Less Liabilities	0.8	20,471,104
Net Assets	100.0%	$2,557,252,844

	Contracts Short	Unrealized Appreciation (Depreciation) (o)
Futures Contracts (0.1%)
United States Treasury Note December 2014 (2 Year) (p)	(6,116)	$(2,937,739)
December 2014 (10 Year) (p)	(130)	(103,873)

Total Futures Contracts (Notional Amount $1,359,270,969)		$(3,041,612)

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2014.
(b)	Subprime mortgage investment or other asset-backed security. As of October 31, 2014, the total market value of these securities was $4,457,518, which represented 0.2% of the Fund’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Step coupon—Rate shown was the rate in effect as of October 31, 2014.

(e)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock, represents less than one-tenth of a percent of the Fund’s net assets.

(f)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(N)).

(g)	Illiquid security—As of October 31, 2014, the total market value of these securities was $17,245, which represented less than one-tenth of a percent of the Fund’s net assets.

(h)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2014, the total market value of these securities was $98,206, which represented less than one-tenth of a percent of the Fund’s net assets.

(i)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(j)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2014.

(k)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2014.

(l)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(m)	Non-income producing security.

(n)	Restricted security.

(o)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2014.

(p)	As of October 31, 2014, cash in the amount of $2,292,519 is on deposit with brokers for futures transactions.

(q)	As of October 31, 2014, cost was $2,551,620,493 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$38,495,265
Gross unrealized depreciation	(42,026,893)

Net unrealized depreciation	$(3,531,628)

The following abbreviations are used in the above portfolio:

€—Euro

£—British Pound Sterling

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2014 (continued)

As of October 31, 2014, the Fund held the following foreign currency forward contracts:

Foreign Currency Sales Contracts	Expiration Date	Counterparty	Contract Amount Sold	Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	12/3/14	JPMorgan Chase Bank	EUR 28,648,000	USD 37,120,932	USD	1,214,042
Pound Sterling vs. U.S. Dollar	12/3/14	JPMorgan Chase Bank	GBP 34,047,000	55,066,263		614,095
Net unrealized appreciation (depreciation) on foreign currency forward contracts					USD	1,828,137

Open centrally cleared interest rate swap agreements as of October 31, 2014 were as follows (1):

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Unrealized Appreciation/ (Depreciation)	Value
$272,000,000	USD	4/17/2016	Fixed 0.50%	3-Month USD-LIBOR	$(107,076)	$(107,076)
$1,000,000	USD	4/9/2016	Fixed 0.53%	3-Month USD-LIBOR	(844)	(844)
$250,000,000	USD	9/8/2016	Fixed 0.75%	3-Month USD-LIBOR	(497,305)	(497,305)
$250,000,000	USD	9/9/2016	Fixed 0.72%	3-Month USD-LIBOR	(343,290)	(343,290)
$250,000,000	USD	9/10/2016	Fixed 0.75%	3-Month USD-LIBOR	(490,442)	(490,442)
$250,000,000	USD	9/11/2016	Fixed 0.78%	3-Month USD-LIBOR	(610,650)	(610,650)
$250,000,000	USD	9/15/2016	Fixed 0.80%	3-Month USD-LIBOR	(682,732)	(682,732)
$350,000,000	USD	9/17/2016	Fixed 0.79%	3-Month USD-LIBOR	(872,494)	(872,494)
$1,000,000,000	USD	10/1/2016	Fixed 0.82%	3-Month USD-LIBOR	(2,924,315)	(2,924,315)
					$(6,529,148)	$(6,529,148)

(1)	As of October 31, 2014, cash in the amount of $13,550,533 is on deposit with broker for centrally cleared swap agreements.

At October 31, 2014, the Fund held the following OTC credit default swap contract:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection(1)	Notional Amount (000)(2)	Receive (Pay) Fixed Rate(3)	Upfront Premiums Received/(Paid)	Value	Unrealized Appreciation/ Depreciation(4)
Staples, Inc. 2.75%, 1/12/18	Credit Suisse First Boston	6/20/2019	Buy	$7,000	(1.00)%	$(452,803)	$193,663	$(259,140)

(1)	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

(3)	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

(4)	Represents the difference between the value of the credit default swap contract at the time it was opened and the value at October 31, 2014.

26	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$5,999,056	$—	$5,999,056
Convertible Bonds	—	18,236,568	—	18,236,568
Corporate Bonds (b)	—	1,805,296,207	89,884	1,805,386,091
Foreign Bonds	—	16,708,492	—	16,708,492
Loan Assignments (c)	—	450,860,435	31,946,675	482,807,110
Mortgage-Backed Securities	—	4,341,125	—	4,341,125
U.S. Government & Federal Agencies	—	70,444	—	70,444
Yankee Bonds	—	16,459,137	—	16,459,137

Total Long-Term Bonds	—	2,317,971,464	32,036,559	2,350,008,023

Common Stocks (d)	3,700,147	—	8,322	3,708,469
Convertible Preferred Stocks	3,662,632	—	—	3,662,632
Warrants	1,072,233	—	—	1,072,233
Short-Term Investment
Repurchase Agreement	—	189,637,508	—	189,637,508

Total Investments in Securities	8,435,012	2,507,608,972	32,044,881	2,548,088,865

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	1,828,137	—	1,828,137

Total Other Financial Instruments	—	1,828,137	—	1,828,137

Total Investments in Securities and Other Financial Instruments	$8,435,012	$2,509,437,109	$32,044,881	$2,549,917,002

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(11,307,125)	$—	$(11,307,125)

Total Investments in Securities Sold Short	—	(11,307,125)	—	(11,307,125)

Other Financial Instruments
Futures Contracts Short (e)	(3,041,612)	—	—	(3,041,612)
Interest Rate Swap Contracts	—	(6,529,148)	—	(6,529,148)
Credit Default Swap Contract (e)	—	(259,140)	—	(259,140)

Total Other Financial Instruments	(3,041,612)	(6,788,288)	—	(9,829,900)

Total Investments in Securities Sold Short and Other Financial Instruments	$(3,041,612)	$(18,095,413)	$—	$(21,137,025)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $8,923 and $80,961 are held in Entertainment and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $26,929,508, $1,356,750, $2,640,062, $975,000, and $45,355 are held in Automobile, Building Materials, Chemicals, Plastics & Rubber, Mining, and Real Estate, respectively, within Loan Assignments whose values were obtained from an independent pricing service which utilize a single broker quote to determine such value as referenced in the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2014 (continued)

(d)	The Level 3 security valued at $8,322 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2014, securities with a market value of $2,036,667 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain Loan Assignments obtained from an independent pricing service utilizing a single broker quote with significant unobservable inputs. The fair value obtained for these securities from an independent pricing services as of October 31, 2013, utilized the average of multiple bid quotations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013		Accrued Discounts (Premiums)	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)		Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2014 (a)
Long-Term Bonds
Convertible Bonds
Internet	$50		$—	$(8,347	)(b)	$8,297		$—	$—	$—	$—	$—	$—
Corporate Bonds
Commercial Services	2,426		—	—		(2,426	)(c)		—	—	—	—	—
Entertainment	17,071		608	540		2,344		—	(11,640)	—	—	8,923	(608)
Retail	84,184		(108)	(109)		1,604		—	(4,610)	—	—	80,961	1,949
Loan Assignments
Automobile	—		705	186		(278,352)		27,275,219	(68,250)	—	—	26,929,508	(278,352)
Building Materials	—		(3,141)	—		(5,776)		346,500	—	1,019,167	—	1,356,750	(5,776)
Chemicals, Plastics & Rubber	—		—	—		3,312		2,636,750	—	—	—	2,640,062	3,312
Mining	—		1,538	—		(44,038)		—	—	1,017,500	—	975,000	(44,038)
Real Estate	99,794		1,447	2,039		(4,470)		—	(53,455)	—	—	45,355	(2,431)
Common Stocks
Media	—		—	—		8,288		34	—	—	—	8,322	8,288
Warrants
Media	0	(d)	—	—		34		—	(34)	—	—	—	—

Total	$203,525		$1,049	$(5,691)		$(311,183)		$30,258,503	$(137,989)	$2,036,667	$—	$32,044,881	$(317,656)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	At Home Corp. was removed from the books and records on March 3, 2014.

(c)	Quebecor World, Inc. (Litigation Recovery Trust-Escrow Shares) were removed from the books and records on September 25, 2014.

(d)	Less than one dollar.

28	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $2,551,440,592)	$2,548,088,865
Cash collateral on deposit at broker	15,843,052
Cash denominated in foreign currencies (identified cost $1,035,419)	1,010,631
Cash	65,157
Receivables:
Dividends and interest	29,230,869
Fund shares sold	15,698,981
Variation margin on centrally cleared swap	850,765
Variation margin on futures contracts	416,781
Investment securities sold	2,331,752
Premiums paid for swap contracts	452,803
Other assets	134,120
Unrealized appreciation on foreign currency forward contracts	1,828,137

Total assets	2,615,951,913

Liabilities
Investments sold short (proceeds $10,714,339)	11,307,125
Unrealized depreciation on unfunded commitments (See Note 5)	14,849
Payables:
Investment securities purchased	35,616,635
Fund shares redeemed	7,914,055
Manager (See Note 3)	1,154,603
Transfer agent (See Note 3)	502,306
NYLIFE Distributors (See Note 3)	452,283
Interest on investments sold short	239,808
Broker fees and charges on short sales	67,860
Shareholder communication	38,419
Professional fees	24,272
Custodian	5,490
Trustees	5,008
Accrued expenses	11,703
Dividend payable	1,085,513
Unrealized depreciation on swap contracts	259,140

Total liabilities	58,699,069

Net assets	$2,557,252,844

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$2,759,661
Additional paid-in capital	2,565,228,958

2,567,988,619
Undistributed net investment income	1,655,631
Accumulated net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	(357,745)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	(13,181,627)
Net unrealized appreciation (depreciation) on investments sold short	(592,786)
Net unrealized appreciation (depreciation) on unfunded commitments	(14,849)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,755,601

Net assets	$2,557,252,844

Class A
Net assets applicable to outstanding shares	$675,552,279

Shares of beneficial interest outstanding	72,896,308

Net asset value per share outstanding	$9.27
Maximum sales charge (4.50% of offering price)	0.44

Maximum offering price per share outstanding	$9.71

Investor Class
Net assets applicable to outstanding shares	$31,690,384

Shares of beneficial interest outstanding	3,395,192

Net asset value per share outstanding	$9.33
Maximum sales charge (4.50% of offering price)	0.44

Maximum offering price per share outstanding	$9.77

Class B
Net assets applicable to outstanding shares	$22,460,331

Shares of beneficial interest outstanding	2,434,412

Net asset value and offering price per share outstanding	$9.23

Class C
Net assets applicable to outstanding shares	$345,899,878

Shares of beneficial interest outstanding	37,517,561

Net asset value and offering price per share outstanding	$9.22

Class I
Net assets applicable to outstanding shares	$1,481,313,913

Shares of beneficial interest outstanding	159,686,324

Net asset value and offering price per share outstanding	$9.28

Class R2
Net assets applicable to outstanding shares	$336,059

Shares of beneficial interest outstanding	36,260

Net asset value and offering price per share outstanding	$9.27

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Interest	$81,549,930
Dividends	349,440

Total income	81,899,370

Expenses
Manager (See Note 3)	9,365,918
Distribution/Service—Class A (See Note 3)	1,321,990
Distribution/Service—Investor Class (See Note 3)	74,132
Distribution/Service—Class B (See Note 3)	207,275
Distribution/Service—Class C (See Note 3)	2,244,723
Distribution/Service—Class R2 (See Note 3)	217
Transfer agent (See Note 3)	2,385,359
Interest on investments sold short	671,655
Broker fees and charges on short sales	343,451
Registration	185,837
Shareholder communication	140,565
Professional fees	111,888
Custodian	57,859
Trustees	29,253
Shareholder service (See Note 3)	87
Miscellaneous	45,756

Total expenses	17,185,965

Net investment income (loss)	64,713,405

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	8,873,415
Futures transactions	(8,311,667)
Swap transactions	(2,161,065)
Foreign currency transactions	2,237,649

Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	638,332

Net change in unrealized appreciation (depreciation) on:
Investments and unfunded commitments	(24,219,144)
Investments sold short	60,582
Futures contracts	1,463,872
Swap contracts	(6,788,288)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	2,264,831

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(27,218,147)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(26,579,815)

Net increase (decrease) in net assets resulting from operations	$38,133,590

30	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$64,713,405	$21,175,547
Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	638,332	(1,539,379)
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(27,218,147)	4,903,850

Net increase (decrease) in net assets resulting from operations	38,133,590	24,540,018

Dividends to shareholders:
From net investment income:
Class A	(18,981,960)	(9,897,802)
Investor Class	(1,034,293)	(1,079,562)
Class B	(579,315)	(612,922)
Class C	(6,463,600)	(2,568,418)
Class I	(34,625,108)	(6,993,037)
Class R2	(3,228)	—

Total dividends to shareholders	(61,687,504)	(21,151,741)

Capital share transactions:
Net proceeds from sale of shares	2,280,510,464	536,959,441
Net asset value of shares issued to shareholders in reinvestment of dividends	51,848,369	17,368,631
Cost of shares redeemed	(524,807,424)	(189,205,998)

Increase (decrease) in net assets derived from capital share transactions	1,807,551,409	365,122,074

Net increase (decrease) in net assets	1,783,997,495	368,510,351

Net Assets
Beginning of year	773,255,349	404,744,998

End of year	$2,557,252,844	$773,255,349

Undistributed (distributions in excess of) net investment income at end of year	$1,655,631	$(72,263)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.28	$9.22	$8.73	$9.06	$8.42

Net investment income (loss) (a)	0.36	0.40	0.45	0.45	0.54
Net realized and unrealized gain (loss) on investments	(0.05)	0.06	0.49	(0.31)	0.67
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.01)	0.01	(0.00)‡	(0.05)

Total from investment operations	0.32	0.45	0.95	0.14	1.16

Less dividends :
From net investment income	(0.33)	(0.39)	(0.46)	(0.47)	(0.52)

Net asset value at end of year	$9.27	$9.28	$9.22	$8.73	$9.06

Total investment return (b)	3.48%	4.96%	11.26%	1.54%	14.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.81%	4.25%	5.08%	5.04%	6.19%
Net expenses (excluding short sale expenses)	0.98%	1.00%	1.00%	1.03%	1.18%
Expenses (including short sales expenses, before waiver/reimbursement)	1.04%	1.12%	1.33%	1.22%	1.21%
Short sale expenses	0.06%	0.12%	0.33%	0.19%	—
Portfolio turnover rate	19%	23%	25%	26%	80%
Net assets at end of year (in 000’s)	$675,552	$317,917	$192,009	$169,649	$109,694

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.34	$9.28	$8.78	$9.12	$8.47

Net investment income (loss) (a)	0.36	0.39	0.44	0.43	0.52
Net realized and unrealized gain (loss) on investments	(0.05)	0.06	0.50	(0.32)	0.68
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.01)	0.01	(0.00)‡	(0.05)

Total from investment operations	0.32	0.44	0.95	0.11	1.15

Less dividends:
From net investment income	(0.33)	(0.38)	(0.45)	(0.45)	(0.50)

Net asset value at end of year	$9.33	$9.34	$9.28	$8.78	$9.12

Total investment return (b)	3.42%	4.76%	10.98%	1.33%	13.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.78%	4.12%	4.89%	4.85%	5.93%
Net expenses (excluding short sale expenses)	1.00%	1.15%	1.19%	1.24%	1.41%
Expenses (including short sales expenses, before waiver/reimbursement)	1.06%	1.27%	1.52%	1.42%	1.45%
Short sale expenses	0.06%	0.12%	0.33%	0.18%	—
Portfolio turnover rate	19%	23%	25%	26%	80%
Net assets at end of year (in 000’s)	$31,690	$28,341	$24,551	$20,415	$16,654

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

32	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.24	$9.18	$8.70	$9.03	$8.39

Net investment income (loss) (a)	0.28	0.31	0.37	0.36	0.45
Net realized and unrealized gain (loss) on investments	(0.04)	0.07	0.48	(0.31)	0.68
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.01)	0.01	(0.00)‡	(0.05)

Total from investment operations	0.25	0.37	0.86	0.05	1.08

Less dividends:
From net investment income	(0.26)	(0.31)	(0.38)	(0.38)	(0.44)

Net asset value at end of year	$9.23	$9.24	$9.18	$8.70	$9.03

Total investment return (b)	2.71%	4.05%	10.15%	0.59%	13.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.03%	3.38%	4.14%	4.10%	5.15%
Net expenses (excluding short sales expenses)	1.75%	1.90%	1.94%	1.99%	2.16%
Expenses (including short sales expenses, before waiver/reimbursement)	1.81%	2.02%	2.27%	2.16%	2.20%
Short sale expenses	0.06%	0.12%	0.33%	0.17%	—
Portfolio turnover rate	19%	23%	25%	26%	80%
Net assets at end of year (in 000’s)	$22,460	$19,254	$17,591	$16,754	$19,352

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.23	$9.18	$8.69	$9.03	$8.39

Net investment income (loss) (a)	0.28	0.31	0.37	0.36	0.46
Net realized and unrealized gain (loss) on investments	(0.04)	0.06	0.49	(0.32)	0.67
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.01)	0.01	(0.00)‡	(0.05)

Total from investment operations	0.25	0.36	0.87	0.04	1.08

Less dividends:
From net investment income	(0.26)	(0.31)	(0.38)	(0.38)	(0.44)

Net asset value at end of year	$9.22	$9.23	$9.18	$8.69	$9.03

Total investment return (b)	2.71%	4.05%	10.16%	0.48%	13.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.05%	3.34%	4.14%	4.09%	5.23%
Net expenses (excluding short sale expenses)	1.75%	1.90%	1.94%	1.99%	2.16%
Expenses (including short sales expenses, before waiver/reimbursement)	1.81%	2.02%	2.27%	2.19%	2.20%
Short sale expenses	0.06%	0.12%	0.33%	0.20%	—
Portfolio turnover rate	19%	23%	25%	26%	80%
Net assets at end of year (in 000’s)	$345,900	$113,183	$59,159	$50,280	$28,334

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.29	$9.23	$8.73	$9.07	$8.42

Net investment income (loss) (a)	0.38	0.41	0.47	0.46	0.58
Net realized and unrealized gain (loss) on investments	(0.05)	0.07	0.51	(0.31)	0.66
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.01)	0.01	(0.00)‡	(0.05)

Total from investment operations	0.34	0.47	0.99	0.15	1.19

Less dividends:
From net investment income	(0.35)	(0.41)	(0.49)	(0.49)	(0.54)

Net asset value at end of year	$9.28	$9.29	$9.23	$8.73	$9.07

Total investment return (b)	3.73%	5.32%	11.41%	1.79%	14.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.08%	4.45%	5.32%	5.20%	6.57%
Net expenses (excluding short sale expenses)	0.73%	0.75%	0.76%	0.78%	0.92%
Expenses (including short sales expenses, before waiver/reimbursement)	0.79%	0.87%	1.08%	1.02%	0.95%
Short sale expenses	0.06%	0.12%	0.32%	0.24%	—
Portfolio turnover rate	19%	23%	25%	26%	80%
Net assets at end of year (in 000’s)	$1,481,314	$294,560	$111,435	$163,356	$5,183

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

Class R2	February 28, 2014** through October 31, 2014
Net asset value at beginning of period	$9.39

Net investment income (loss) (a)	0.23
Net realized and unrealized gain (loss) on investments	(0.16)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02

Total from investment operations	0.09

Less dividends:
From net investment income	(0.21)

Net asset value at end of period	$9.27

Total investment return (b)	0.99	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.78	%††
Net expenses	1.08	%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.14	%††
Short sale expenses	0.06	%††
Portfolio turnover rate	19%
Net assets at end of period (in 000’s)	$336

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

34	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Unconstrained Bond Fund, (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having juisdiction, from time to time.

The Fund currently offers six classes of shares. Class A and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 28, 2014.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally

4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with inves-

35

Notes to Financial Statements (continued)

ting in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund held securities with a value of $98,206 that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by a single broker quote obtained from the pricing service with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund held securities with a value of $31,946,675 that were valued by a single broker quote.

36	MainStay Unconstrained Bond Fund

Credit default swaps are valued at prices supplied by a pricing agent or brokers selected by the Manager in consultation with the Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. Swaps are marked-to-market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes realized gains and losses from repayment of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including

37

Notes to Financial Statements (continued)

those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts, if any, are mark-to-market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. (see Note 5)

(K)  Swap Contracts.  The Fund may enter into credit default, interest rate, index and currency exchange rate swap contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument, or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap. Swaps agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a

38	MainStay Unconstrained Bond Fund

measure of protection against defaults of sovereign or corporate issuers.

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction.

Swaps are marked-to-market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(M)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of the time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

39

Notes to Financial Statements (continued)

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2014, the Fund did not hold any rights.

(O)  Securities Sold Short.  The Fund engages in sales of securities they do not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(P)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(Q)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6)

(R)  Concentration of Risk.  The Fund’s principal investments include high-yield debt securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(S)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(T)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund invested in interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. The Fund also invested in foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

40	MainStay Unconstrained Bond Fund

Fair value of derivative instruments as of October 31, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Swap Contracts	Premiums paid for swap contracts	$452,803	$—	$—	$452,803
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	1,828,137	—	1,828,137

Total Fair Value		$452,803	$1,828,137	$—	$2,280,940

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (a)	$—	$—	$3,041,612	$3,041,612
Swap Contracts	Unrealized depreciation on swap contracts (b)	259,140	—	—	259,140
Swap Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (b)	—	—	6,529,148	6,529,148

Total Fair Value		$259,140	$—	$9,570,760	$9,829,900

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes open swap agreements at value as reported in the Portfolio of Investments. Only current day’s variation margin of centrally cleared swaps is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$(8,311,667)	$(8,311,667)
Swap Contracts	Net realized gain (loss) on swap transactions	(98,880)	—	(2,062,185)	(2,161,065)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	2,140,654	—	2,140,654

Total Realized Gain (Loss)		$(98,880)	$2,140,654	$(10,373,852)	$(8,332,078)

41

Notes to Financial Statements (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$1,463,872	$1,463,872
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(259,140)	—	(6,529,148)	(6,788,288)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	2,350,514	—	2,350,514

Total Change in Unrealized Appreciation (Depreciation)		$(259,140)	$2,350,514	$(5,065,276)	$(2,973,902)

Number of Contracts, Notional Amounts or Shares/Units

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	—	—	(5,402)	(5,402)
Swap Contracts (Average notional amount)	7,000,000	—	1,015,857,143	1,022,857,143
Forward Contracts Long (Average notional amount)	$—	$50,830,485	$—	$50,830,485
Forward Contracts Short (Average notional amount)	$—	$(66,624,029)	$—	$(66,624,029)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (‘‘MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from

$20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.56% for the year ended October 31, 2014, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $9,365,918.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at

42	MainStay Unconstrained Bond Fund

an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $294,226 and $24,855, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $12,650, $30, $35,886 and $63,273, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$718,772
Investor Class	46,736
Class B	32,485
Class C	355,117
Class I	1,232,124
Class R2	125

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$13,106,980	1.9%
Class R2	25,247	7.5

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,664,070	$(1,558,051)	$(1,085,513)	$(10,756,281)	$(10,735,775)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of futures and forwards contracts, swap adjustments and contingent payment debt instruments (CPDI). The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(1,298,007)	$1,298,007	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss), swap adjustments and CPDI.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $1,558,051 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017 Unlimited	$473 —	$	— 1,085
Total	$473		$1,085

The Fund utilized $5,214,094 of capital loss carryforwards during the year ended October 31, 2014.

43

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$61,687,504	$21,151,741

Note 5–Commitments and Contingencies

As of October 31, 2014, the Fund had an unfunded commitment pursuant to the following loan agreement:

Borrower	Unfunded Commitment	Unrealized Depreciation
WR Grace & Co. Delayed Draw Term Loan due 2/3/21	$1,352,892	$(14,849)

Commitments are available until maturity date.

Note 6–Restricted Securities

As of October 31, 2014, the Fund held the following restricted security:

Security	Date(s) of Acquisition	Number of Shares	Cost	10/31/14 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/11/14	22	$34	$8,322	0.0	‡

‡	Less than one-tenth of a percent.

Note 7–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 8–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of U.S. government securities were $6,233 and $13,880, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $1,968,454 and $276,287, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	64,877,213	$608,301,886
Shares issued to shareholders in reinvestment of dividends and distributions	1,782,578	16,685,594
Shares redeemed	(28,139,793)	(263,798,248)

Net increase (decrease) in shares outstanding before conversion	38,519,998	361,189,232
Shares converted into Class A (See Note 1)	260,569	2,447,351
Shares converted from Class A (See Note 1)	(155,210)	(1,453,320)

Net increase (decrease)	38,625,357	$362,183,263

Year ended October 31, 2013:
Shares sold	19,841,663	$183,880,705
Shares issued to shareholders in reinvestment of dividends and distributions	881,190	8,164,324
Shares redeemed	(7,533,681)	(69,786,432)

Net increase (decrease) in shares outstanding before conversion	13,189,172	122,258,597
Shares converted into Class A (See Note 1)	380,806	3,537,523
Shares converted from Class A (See Note 1)	(131,904)	(1,227,175)

Net increase (decrease)	13,438,074	$124,568,945

44	MainStay Unconstrained Bond Fund

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	786,971	$7,421,132
Shares issued to shareholders in reinvestment of dividends and distributions	106,179	1,000,211
Shares redeemed	(530,130)	(4,999,578)

Net increase (decrease) in shares outstanding before conversion	363,020	3,421,765
Shares converted into Investor Class (See Note 1)	240,974	2,273,835
Shares converted from Investor Class (See Note 1)	(242,836)	(2,297,081)

Net increase (decrease)	361,158	$3,398,519

Year ended October 31, 2013:
Shares sold	953,290	$8,941,118
Shares issued to shareholders in reinvestment of dividends and distributions	111,036	1,037,427
Shares redeemed	(615,979)	(5,761,901)

Net increase (decrease) in shares outstanding before conversion	448,347	4,216,644
Shares converted into Investor Class (See Note 1)	267,504	2,503,603
Shares converted from Investor Class (See Note 1)	(327,795)	(3,066,080)

Net increase (decrease)	388,056	$3,654,167

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	761,597	$7,115,190
Shares issued to shareholders in reinvestment of dividends and distributions	54,949	511,845
Shares redeemed	(362,290)	(3,376,635)

Net increase (decrease) in shares outstanding before conversion	454,256	4,250,400
Shares converted from Class B (See Note 1)	(103,975)	(970,785)

Net increase (decrease)	350,281	$3,279,615

Year ended October 31, 2013:
Shares sold	692,585	$6,423,923
Shares issued to shareholders in reinvestment of dividends and distributions	56,233	519,654
Shares redeemed	(391,635)	(3,614,466)

Net increase (decrease) in shares outstanding before conversion	357,183	3,329,111
Shares converted from Class B (See Note 1)	(188,867)	(1,747,871)

Net increase (decrease)	168,316	$1,581,240

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	28,008,766	$261,362,245
Shares issued to shareholders in reinvestment of dividends and distributions	533,786	4,971,089
Shares redeemed	(3,285,094)	(30,592,136)

Net increase (decrease)	25,257,458	$235,741,198

Year ended October 31, 2013:
Shares sold	7,432,245	$68,600,894
Shares issued to shareholders in reinvestment of dividends and distributions	209,833	1,934,961
Shares redeemed	(1,829,732)	(16,894,460)

Net increase (decrease)	5,812,346	$53,641,395

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	148,667,391	$1,395,958,703
Shares issued to shareholders in reinvestment of dividends and distributions	3,061,206	28,676,402
Shares redeemed	(23,763,683)	(222,025,672)

Net increase (decrease)	127,964,914	$1,202,609,433

Year ended October 31, 2013:
Shares sold	29,088,460	$269,112,801
Shares issued to shareholders in reinvestment of dividends and distributions	616,901	5,712,265
Shares redeemed	(10,063,639)	(93,148,739)

Net increase (decrease)	19,641,722	$181,676,327

Class R2	Shares	Amount
Period ended October 31, 2014(a):
Shares sold	37,547	$351,308
Shares issued to shareholders in reinvestment of dividends and distributions	346	3,228
Shares redeemed	(1,633)	(15,155)

Net increase (decrease)	36,260	$339,381

(a)	Class R2 shares were first offered on February 28, 2014.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

45

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Unconstrained Bond Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Unconstrained Bond Fund of The MainStay Funds as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

46	MainStay Unconstrained Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2014, the Fund designated approximately $252,576 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2014, should be multiplied by 0.3% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or subsitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly

Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

47

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

48	MainStay Unconstrained Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

49

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

50	MainStay Unconstrained Bond Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

51

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1631595 MS360-14	MSUB11-12/14 (NYLIM) NL217

MainStay Government Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an

e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.19 3.46%	1.86 2.80%	3.23 3.71%	1.05 1.05%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.49 3.15	1.68 2.62	3.12 3.59	1.21 1.21
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–2.62 2.38	1.51 1.88	2.83 2.83	1.96 1.96
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.39 2.39	1.86 1.86	2.82 2.82	1.96 1.96
Class I Shares	No Sales Charge		3.69	3.06	4.10	0.80

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Government Bond Index[4]	2.76%	3.30%	4.16%
Morningstar Intermediate Government Category Average[5]	2.99	3.11	3.86

4.	The Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. The Barclays U.S. Government Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
5.	The Morningstar intermediate government category average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on total returns with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Government Fund

Cost in Dollars of a $1,000 Investment in MainStay Government Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,019.40	$4.73	$1,020.50	$4.74

Investor Class Shares	$1,000.00	$1,017.50	$6.51	$1,018.80	$6.51

Class B Shares	$1,000.00	$1,014.90	$10.36	$1,014.90	$10.36

Class C Shares	$1,000.00	$1,013.70	$10.35	$1,014.90	$10.36

Class I Shares	$1,000.00	$1,020.50	$3.56	$1,021.70	$3.57

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.93% for Class A, 1.28% for Investor Class, 2.04% for Class B and Class C and 0.70% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

2.	Tennessee Valley Authority, 4.65%, due 6/15/35

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

4.	Overseas Private Investment Corporation, 5.142%, due 12/15/23

5.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/25
6.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41
7.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/41

8.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

9.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 12/1/40

10.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.00%, due 4/1/43

8	MainStay Government Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, and Steven H. Rich, PhD, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Government Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Government Fund returned 3.46% for Class A shares, 3.15% for Investor Class shares, 2.38% for Class B shares and 2.39% for Class C shares for the 12 months ended October 31, 2014. Over the same period, the Fund’s Class I shares returned 3.69%. For the 12 months ended October 31, 2014, Class A, Investor Class and Class I shares outperformed—and Class B and Class C shares underperformed—the 2.76% return of the Barclays U.S. Government Bond Index,1 which is the Fund’s primary broad-based securities-market index. Over the same period, Class A, Investor Class and Class I shares outperformed—and Class B and Class C shares underperformed—the 2.99% return of the Morningstar2 intermediate government category average. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Barclays U.S. Government Bond Index was affected primarily by four factors during the reporting period: duration3 positioning, yield-curve4 posture, sector weightings and issue selection.

The Fund’s duration was consistently shorter than that of the Barclays U.S. Government Bond Index during the reporting period. Having a shorter duration left the Fund less sensitive to changes in U.S. Treasury yields than the benchmark, which detracted from relative performance as longer-dated U.S. Treasury yields declined during the reporting period.

During the reporting period, the spread5 between the 2- and 30-year benchmark points on the U.S. Treasury yield curve narrowed. In this particular case, funds with higher concentrations of longer-duration securities tended to benefit more than funds concentrated in shorter-duration securities. As a result, the yield-curve shift may have detracted from the Fund’s performance relative to peers with larger concentrations of longer-duration securities.

Agency mortgage pass-throughs6 are the largest class of securities in the Fund. Our commitment to agency mortgage pass-throughs imparts a yield advantage over lower-yielding government-related securities, such as U.S. Treasury securities and agency debentures. This yield advantage was a positive contributor to the Fund’s absolute return during the reporting period. (Contributions take weightings and total returns into account.) Also benefiting the Fund’s relative performance was a narrowing of the spread between agency mortgage pass-throughs and comparable-duration U.S. Treasury securities. The strong performance of agency mortgage-backed securities resulted from muted U.S. Treasury yield volatility and an imbalance between the low level of new mortgage-loan production and the robust demand for mortgage-backed securities. Because of its mortgage exposure, the Fund benefited relative to the Barclays U.S. Government Bond Index (which holds no mortgage-backed securities) and relative to peers with less exposure to the sector.

The Fund’s mortgage allocation favors mortgage-backed securities issued by Fannie Mae and Freddie Mac. Relative to peers, the Fund may have been underweight Ginnie Mae securities. In light of the outperformance of Fannie Mae and Freddie Mac securities, the Fund would have experienced an advantage relative to peers with larger allocations to Ginnie Maes.

Low turnover helped the Fund relative to its peers with higher turnover by limiting transaction costs. We also sought to preserve yield by keeping the Fund nearly fully invested, avoiding large cash balances.

What was the Fund’s duration strategy during the reporting period?

The Fund normally maintains an intermediate duration of approximately four years. The Fund’s 3.5 year duration at the end of the reporting period was roughly 1.5 years shorter than the duration of the Barclays U.S. Government Bond Index. In market environments such as that during the reporting period, we prefer to keep the Fund’s duration on the shorter side. In periods when U.S. Treasury yields rise, this positioning helps the Fund relative to the benchmark and peer funds with longer durations. During the reporting period we used U.S. Treasury futures to dampen the Fund’s interest-rate sensitivity. The use of these instruments allowed us to offset the risk of mortgage durations extending should U.S. Treasury yields rise. Having a shorter duration made the Fund less sensitive than the benchmark to changes in U.S. Treasury yields. Accordingly, the short-duration posture would have detracted from performance

1.	See footnote on page 6 for more information on the Barclays U.S. Government Bond Index.
2.	See footnote on page 6 for more information on the Morningstar intermediate government category average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.
6.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or an investment bank to investors.

9

relative to the benchmark and longer-duration peers as U.S. Treasury yields fell a duration-weighted average of 0.25% during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The Fund emphasized agency mortgage pass-throughs because we believed that they could offer better relative value than comparable-duration U.S. Treasury securities or agency debentures. Our emphasis on this sector introduced incremental yield to the Fund, and we believe it positioned the Fund to benefit should the spread between mortgage-backed securities and comparable-duration U.S. Treasury securities compress. Also, interest rate volatility has moderated as U.S. Treasury yields have remained in a relatively stable range. We believe that mortgage-backed securities are apt to do better when volatility is muted.

Most of the Fund’s residential mortgage exposure was in mortgage pass-throughs rather than collateralized mortgage obligations. In our opinion, the compensation demanded by the market during the reporting period for the better convexity7 of collateralized mortgage obligations seemed excessive.

We favored mortgage-backed securities issued by Fannie Mae and Freddie Mac over Ginnie Mae securities because the price spread between Ginnie Mae and Fannie Mae/Freddie Mac pass-throughs was above historical norms. If the price spread were to revert to normal levels, then Ginnie Mae securities could underperform Fannie Mae/Freddie Mac pass-through securities.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

Mortgage pass-through securities outperformed comparable-duration U.S. Treasury securities as investor demand overwhelmed the tepid pace of mortgage-loan origination. As a result, the Fund benefited from its above-benchmark weighting in residential mortgage-backed securities. Issue selection also contributed positively to the Fund’s performance relative to the

Barclays U.S. Government Bond Index. We favored mortgage securities whose underlying loans were less apt to refinance, and the stability of these securities’ cash-flow profiles led to better relative performance as mortgage rates followed U.S. Treasury yields lower.

On the downside, the Fund’s shorter-than-benchmark duration required it to hold fewer securities with longer maturities. As a result, the flattening of the U.S. Treasury yield curve between 10- and 30-year maturities hampered the Fund’s performance relative to the Barclays U.S. Government Bond Index and relative to peers with a larger concentration of longer-duration securities.

Among the Fund’s mortgage pass-through securities, Ginnie Mae issues had weaker performance than Fannie Mae and Freddie Mac securities for two reasons. On the one hand, Ginnie Maes experienced higher-than-anticipated prepayments. On the other hand, the price differential between Ginnie Mae securities and Fannie Mae and Freddie Mac issues became historically steep, which led investors to back away from Ginnie Mae issues.

How did the Fund’s sector weightings change during the reporting period?

The Fund sold a portion of its non-government-related securities (corporate bonds and commercial mortgage-backed securities), which had the effect of increasing the Fund’s concentration in agency residential mortgage-backed securities.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund held underweight positions relative to the Barclays U.S. Government Index in U.S. Treasury securities and agency debentures and an overweight position in agency mortgage pass-throughs. As of the same date, the Fund also held modestly overweight positions in asset-backed securities, corporate bonds and commercial mortgage-backed securities. As of October 31, 2014, the Fund’s collective non-government exposure was about 3% of net assets, and the Fund held about 1% in cash or cash equivalents.

7.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Government Fund

Portfolio of Investments October 31, 2014

	Principal Amount	Value

Long-Term Bonds 98.7%† Asset-Backed Security 1.6%
Utilities 1.6%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	$2,525,000	$2,844,951

Total Asset-Backed Security (Cost $2,549,157)		2,844,951

Corporate Bond 0.7%
Real Estate Investment Trusts 0.7%
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	1,150,000	1,138,778

Total Corporate Bond (Cost $1,149,458)		1,138,778

Mortgage-Backed Securities 1.1%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.4%
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	620,000	704,603
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB20, Class A3 5.819%, due 2/12/51	26,309	26,280

		730,883

Residential Mortgages (Collateralized Mortgage Obligations) 0.7%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 5.469%, due 8/25/36 (b)	330,651	309,748
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.58%, due 2/25/42 (a)(c)(d)(e)	1,232,174	985,739

		1,295,487

Total Mortgage-Backed Securities (Cost $2,170,696)		2,026,370

U.S. Government & Federal Agencies 95.3%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡
Series 360, Class 2, IO 5.00%, due 8/25/35 (f)	344,911	51,015
Series 361, Class 2, IO 6.00%, due 10/25/35 (f)	69,134	12,269

		63,284

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 24.7%
2.25%, due 3/1/35 (c)	$40,177	$42,660
2.375%, due 6/1/35 (c)	233,489	249,030
2.375%, due 2/1/37 (c)	89,706	96,002
3.50%, due 10/1/25	561,707	595,860
3.50%, due 11/1/25	3,364,086	3,570,099
3.50%, due 4/1/42	1,196,786	1,239,510
3.50%, due 5/1/42	997,224	1,031,489
3.50%, due 7/1/42	495,392	512,312
3.50%, due 6/1/43	918,423	948,980
3.50%, due 8/1/43	1,221,924	1,267,022
3.50%, due 5/1/44	400,000	414,217
4.00%, due 3/1/25	1,550,878	1,662,277
4.00%, due 7/1/25	512,731	549,740
4.00%, due 8/1/31	208,401	223,427
4.00%, due 8/1/39	371,134	398,264
♦4.00%, due 12/1/40	3,738,671	4,003,934
♦4.00%, due 2/1/41	5,905,701	6,315,506
♦4.00%, due 3/1/41	7,047,729	7,550,195
4.00%, due 4/1/41	635,406	676,992
4.00%, due 1/1/42	3,235,428	3,467,016
4.00%, due 12/1/42	892,134	955,444
4.00%, due 11/1/43	454,227	482,412
4.50%, due 3/1/41	1,072,574	1,187,577
4.50%, due 8/1/41	1,383,928	1,515,515
5.00%, due 1/1/20	149,856	159,590
5.00%, due 6/1/33	680,822	754,144
5.00%, due 8/1/33	574,580	636,643
5.00%, due 5/1/36	644,577	712,439
5.00%, due 10/1/39	1,220,024	1,368,391
5.50%, due 1/1/21	398,757	432,138
5.50%, due 11/1/35	549,581	617,040
5.50%, due 11/1/36	148,014	166,555
6.50%, due 4/1/37	114,946	137,939

		43,940,359

Federal National Mortgage Association (Mortgage Pass-Through Securities) 54.8%
1.932%, due 11/1/34 (c)	265,808	278,800
2.082%, due 4/1/34 (c)	400,619	426,788
3.00%, due 10/1/32	1,157,648	1,185,343
♦3.00%, due 4/1/43	3,646,428	3,654,073
3.50%, due 11/1/20	2,281,380	2,413,071
♦3.50%, due 11/1/25	5,111,339	5,429,838
3.50%, due 11/1/32	835,011	877,191
3.50%, due 2/1/41	2,640,910	2,736,108
♦3.50%, due 11/1/41	4,102,529	4,260,004
3.50%, due 12/1/41	348,075	360,805
3.50%, due 1/1/42	2,062,353	2,146,821

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 3/1/42	$2,782,252	$2,884,157
3.50%, due 8/1/42	1,662,554	1,721,082
3.50%, due 12/1/42	897,700	933,084
3.50%, due 2/1/43	1,362,719	1,416,375
3.50%, due 5/1/43	884,683	917,059
3.50%, due 6/1/43	953,641	987,362
4.00%, due 9/1/31	2,041,595	2,190,515
4.00%, due 2/1/41	1,944,878	2,076,839
4.00%, due 3/1/41	2,663,381	2,861,258
4.00%, due 10/1/41	622,022	668,236
4.00%, due 3/1/42	1,830,838	1,964,021
4.00%, due 4/1/42	833,416	894,023
4.00%, due 6/1/42	2,133,961	2,285,239
4.00%, due 7/1/42	1,987,588	2,128,495
4.50%, due 7/1/18	1,623,371	1,710,385
4.50%, due 11/1/18	992,247	1,045,432
4.50%, due 6/1/23	603,557	650,768
4.50%, due 5/1/39	886,175	975,179
4.50%, due 6/1/39	2,969,772	3,267,485
4.50%, due 7/1/39	2,563,322	2,831,017
4.50%, due 8/1/39	2,299,823	2,531,539
4.50%, due 9/1/40	1,767,717	1,952,427
4.50%, due 12/1/40	2,604,936	2,845,156
♦4.50%, due 1/1/41	3,938,824	4,350,805
4.50%, due 2/1/41	1,431,866	1,572,481
4.50%, due 8/1/41	1,040,670	1,140,347
4.50%, due 12/1/43	844,689	916,282
5.00%, due 9/1/17	435,346	459,555
5.00%, due 9/1/20	47,132	50,271
5.00%, due 11/1/33	679,364	754,206
5.00%, due 6/1/35	630,834	700,000
5.00%, due 10/1/35	276,080	306,316
5.00%, due 1/1/36	145,895	161,769
5.00%, due 2/1/36	1,035,911	1,149,008
5.00%, due 5/1/36	711,832	789,363
5.00%, due 6/1/36	133,289	147,568
5.00%, due 9/1/36	189,641	210,402
5.00%, due 3/1/40	1,684,236	1,885,142
5.00%, due 2/1/41	2,900,696	3,273,423
5.50%, due 1/1/17	26,953	28,471
5.50%, due 2/1/17	549,869	580,840
5.50%, due 6/1/19	515,085	553,224
5.50%, due 11/1/19	622,778	668,904
5.50%, due 4/1/21	861,216	941,691
5.50%, due 6/1/33	1,952,160	2,196,135
5.50%, due 11/1/33	1,128,677	1,270,204
5.50%, due 12/1/33	1,358,666	1,530,757
5.50%, due 6/1/34	325,046	365,265

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 12/1/34	$108,039	$120,935
5.50%, due 3/1/35	553,927	621,356
5.50%, due 12/1/35	139,183	156,162
5.50%, due 4/1/36	435,634	487,217
5.50%, due 9/1/36	145,463	163,477
5.50%, due 7/1/37	295,505	335,151
6.00%, due 12/1/16	56,931	58,946
6.00%, due 11/1/32	343,619	393,029
6.00%, due 1/1/33	265,355	301,603
6.00%, due 3/1/33	297,709	339,485
6.00%, due 9/1/34	110,976	126,432
6.00%, due 9/1/35	895,280	1,027,577
6.00%, due 10/1/35	344,314	395,470
6.00%, due 6/1/36	278,388	315,854
6.00%, due 11/1/36	640,723	728,208
6.00%, due 4/1/37	107,598	117,763
6.50%, due 10/1/31	198,784	225,606
6.50%, due 2/1/37	77,286	87,715

		97,510,390

Government National Mortgage Association (Mortgage Pass-Through Securities) 9.0%
4.00%, due 7/15/39	636,576	681,484
4.00%, due 9/20/40	2,520,559	2,715,690
4.00%, due 11/20/40	383,866	416,416
4.00%, due 1/15/41	2,428,883	2,600,230
♦4.00%, due 10/15/41	3,842,385	4,144,069
4.50%, due 5/20/40	2,975,797	3,260,181
5.00%, due 2/20/41	679,473	757,345
6.00%, due 8/15/32	428,208	496,627
6.00%, due 12/15/32	269,967	312,693
6.50%, due 8/15/28	146,283	166,452
6.50%, due 4/15/31	444,125	520,757

		16,071,944

♦Overseas Private Investment Corporation 3.2%
5.142%, due 12/15/23	5,042,318	5,639,046

♦Tennessee Valley Authority 3.6%
4.65%, due 6/15/35	5,605,000	6,417,815

Total U.S. Government & Federal Agencies (Cost $161,824,230)		169,642,838

Total Long-Term Bonds (Cost $167,693,541)		175,652,937

12	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 2.0%
Repurchase Agreement 2.0%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $3,598,924 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $3,895,000 and a Market Value of $3,674,827)	$3,598,924	$3,598,924

Total Short-Term Investment (Cost $3,598,924)		3,598,924

Total Investments (Cost $171,292,465) (i)	100.7%	179,251,861
Other Assets, Less Liabilities	(0.7)	(1,296,803)
Net Assets	100.0%	$177,955,058

	Contracts Short	Unrealized Appreciation (Depreciation) (g)
Futures Contracts (0.1%)
United States Treasury Note December 2014 (5 Year) (h)	(220)	$(117,551)
December 2014 (10 Year) (h)	(90)	(71,912)

Total Futures Contracts Short (Notional Amount $37,646,875)		$(189,463)

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2014.
(c)	Floating rate—Rate shown was the rate in effect as of October 31, 2014.

(d)	Illiquid security—As of October 31, 2014, the total market value of this security was $985,739, which represented 0.6% of the Fund’s net assets.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2014, the total market value of this security was $985,739, which represented 0.6% of the Fund’s net assets.

(f)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(g)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2014.

(h)	As of October 31, 2014, cash in the amount of $315,900 was on deposit with brokers for futures transactions.

(i)	As of October 31, 2014, cost was $171,292,465 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$8,600,544
Gross unrealized depreciation	(641,148)

Net unrealized appreciation	$7,959,396

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$—	$2,844,951	$—	$2,844,951
Corporate Bond	—	1,138,778	—	1,138,778
Mortgage-Backed Securities (b)	—	1,040,631	985,739	2,026,370
U.S. Government & Federal Agencies	—	169,642,838	—	169,642,838

Total Long-Term Bonds	—	174,667,198	985,739	175,652,937

Short-Term Investment
Repurchase Agreement	—	3,598,924	—	3,598,924

Total Investments in Securities	$—	$178,266,122	$985,739	$179,251,861

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (c)	$(189,463)	$—	$—	$(189,463)

Total Other Financial Instruments	$(189,463)	$—	$—	$(189,463)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $985,739 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2014 (a)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	$1,026,952	$1,316	$6,062	$126,048	$—	$(174,639	)(b)	$—	$—	$985,739	$84,955

Total	$1,026,952	$1,316	$6,062	$126,048	$—	$(174,639)		$—	$—	$985,739	$84,955

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Sales include principal reductions.

14	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $171,292,465)	$179,251,861
Cash collateral on deposit at broker	315,900
Receivables:
Interest	662,850
Fund shares sold	60,799
Variation margin on futures contracts	60,000
Investment securities sold	19,114
Other assets	26,200

Total assets	180,396,724

Liabilities
Due to custodian	13,639
Payables:
Investment securities purchased	2,062,942
Fund shares redeemed	117,512
Manager (See Note 3)	75,129
Transfer agent (See Note 3)	70,145
NYLIFE Distributors (See Note 3)	48,915
Shareholder communication	16,406
Professional fees	4,511
Custodian	1,974
Trustees	360
Accrued expenses	4,536
Dividend payable	25,597

Total liabilities	2,441,666

Net assets	$177,955,058

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$205,898
Additional paid-in capital	169,500,745

169,706,643
Distributions in excess of net investment income	(25,597)
Accumulated net realized gain (loss) on investments and futures transactions	504,079
Net unrealized appreciation (depreciation) on investments and futures contracts	7,769,933

Net assets	$177,955,058

Class A
Net assets applicable to outstanding shares	$100,211,576

Shares of beneficial interest outstanding	11,612,685

Net asset value per share outstanding	$8.63
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.04

Investor Class
Net assets applicable to outstanding shares	$45,947,039

Shares of beneficial interest outstanding	5,303,020

Net asset value per share outstanding	$8.66
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.07

Class B
Net assets applicable to outstanding shares	$10,550,391

Shares of beneficial interest outstanding	1,222,588

Net asset value and offering price per share outstanding	$8.63

Class C
Net assets applicable to outstanding shares	$11,226,032

Shares of beneficial interest outstanding	1,301,611

Net asset value and offering price per share outstanding	$8.62

Class I
Net assets applicable to outstanding shares	$10,020,020

Shares of beneficial interest outstanding	1,149,943

Net asset value and offering price per share outstanding	$8.71

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Interest	$6,305,619

Expenses
Manager (See Note 3)	913,638
Distribution/Service—Class A (See Note 3)	268,527
Distribution/Service—Investor Class (See Note 3)	119,042
Distribution/Service—Class B (See Note 3)	123,003
Distribution/Service—Class C (See Note 3)	101,932
Transfer agent (See Note 3)	431,090
Registration	69,812
Professional fees	58,670
Shareholder communication	21,545
Custodian	20,130
Trustees	3,157
Miscellaneous	12,023

Total expenses	2,142,569

Net investment income (loss)	4,163,050

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	902,108
Futures transactions	(1,192,998)

Net realized gain (loss) on investments and futures transactions	(290,890)

Net change in unrealized appreciation (depreciation) on:
Investments	1,064,434
Futures contracts	608,187

Net change in unrealized appreciation (depreciation) on investments and futures contracts	1,672,621

Net realized and unrealized gain (loss) on investments and futures transactions	1,381,731

Net increase (decrease) in net assets resulting from operations	$5,544,781

16	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,163,050	$5,136,274
Net realized gain (loss) on investments and futures transactions	(290,890)	1,220,334
Net change in unrealized appreciation (depreciation) on investments and futures contracts	1,672,621	(13,506,447)

Net increase (decrease) in net assets resulting from operations	5,544,781	(7,149,839)

Dividends and distributions to shareholders:
From net investment income:
Class A	(2,643,503)	(3,529,657)
Investor Class	(1,043,137)	(1,111,828)
Class B	(177,433)	(240,849)
Class C	(148,250)	(251,321)
Class I	(149,197)	(100,949)

	(4,161,520)	(5,234,604)

From net realized gain on investments:
Class A	(225,506)	(601,802)
Investor Class	(103,815)	(199,692)
Class B	(29,852)	(75,460)
Class C	(24,923)	(94,570)
Class I	(7,198)	(19,247)

	(391,294)	(990,771)

Total dividends and distributions to shareholders	(4,552,814)	(6,225,375)

Capital share transactions:
Net proceeds from sale of shares	28,682,482	15,207,807
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	4,184,421	5,625,135
Cost of shares redeemed	(80,275,692)	(70,561,537)

Increase (decrease) in net assets derived from capital share transactions	(47,408,789)	(49,728,595)

Net increase (decrease) in net assets	(46,416,822)	(63,103,809)

Net Assets
Beginning of year	224,371,880	287,475,689

End of year	$177,955,058	$224,371,880

Distributions in excess of net investment income at end of year	$(25,597)	$(29,658)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$8.57	$9.02	$8.86	$9.00	$8.72

Net investment income (loss) (a)	0.21	0.19	0.22	0.24	0.22
Net realized and unrealized gain (loss) on investments	0.08	(0.41)	0.19	(0.01)	0.28

Total from investment operations	0.29	(0.22)	0.41	0.23	0.50

Less dividends and distributions:
From net investment income	(0.21)	(0.20)	(0.23)	(0.28)	(0.22)
From net realized gain on investments	(0.02)	(0.03)	(0.02)	(0.09)	—

Total dividends and distributions	(0.23)	(0.23)	(0.25)	(0.37)	(0.22)

Net asset value at end of year	$8.63	$8.57	$9.02	$8.86	$9.00

Total investment return (b)	3.46%	(2.50%)	4.70%	2.76%	5.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.47%	2.17%	2.46%	2.74%	2.49%
Net expenses	0.98%	1.03%	1.03%	1.03%	1.03%
Expenses (before waiver/reimbursement)	0.98%	1.09%	1.14%	1.17%	1.20%
Portfolio turnover rate (c)	14%	28%	37%	62%	132%
Net assets at end of year (in 000’s)	$100,212	$143,234	$174,621	$176,253	$187,828

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16%, 43% and 19% for the years ended October 31, 2013, 2012, 2011 and 2010, respectively.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$8.60	$9.05	$8.90	$9.03	$8.75

Net investment income (loss) (a)	0.19	0.18	0.21	0.23	0.21
Net realized and unrealized gain (loss) on investments	0.08	(0.42)	0.17	(0.00)‡	0.28

Total from investment operations	0.27	(0.24)	0.38	0.23	0.49

Less dividends and distributions:
From net investment income	(0.19)	(0.18)	(0.21)	(0.27)	(0.21)
From net realized gain on investments	(0.02)	(0.03)	(0.02)	(0.09)	—

Total dividends and distributions	(0.21)	(0.21)	(0.23)	(0.36)	(0.21)

Net asset value at end of year	$8.66	$8.60	$9.05	$8.90	$9.03

Total investment return (b)	3.15%	(2.66%)	4.42%	2.73%	5.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19%	2.01%	2.32%	2.61%	2.37%
Net expenses	1.26%	1.19%	1.17%	1.17%	1.15%
Expenses (before waiver/reimbursement)	1.26%	1.25%	1.28%	1.31%	1.32%
Portfolio turnover rate(c)	14%	28%	37%	62%	132%
Net assets at end of year (in 000’s)	$45,947	$50,200	$57,666	$59,533	$62,350

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16%, 43% and 19% for the years ended October 31, 2013, 2012, 2011 and 2010, respectively.

18	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2014	2013	2012	2011	2010
Net asset value at beginning of year	$8.57	$9.02	$8.86	$9.00	$8.71

Net investment income (loss) (a)	0.12	0.11	0.14	0.16	0.14
Net realized and unrealized gain (loss) on investments	0.08	(0.42)	0.19	(0.00)‡	0.29

Total from investment operations	0.20	(0.31)	0.33	0.16	0.43

Less dividends and distributions:
From net investment income	(0.12)	(0.11)	(0.15)	(0.21)	(0.14)
From net realized gain on investments	(0.02)	(0.03)	(0.02)	(0.09)	—

Total dividends and distributions	(0.14)	(0.14)	(0.17)	(0.30)	(0.14)

Net asset value at end of year	$8.63	$8.57	$9.02	$8.86	$9.00

Total investment return (b)	2.38%	(3.40%)	3.77%	1.85%	5.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.44%	1.26%	1.57%	1.85%	1.62%
Net expenses	2.01%	1.94%	1.92%	1.92%	1.90%
Expenses (before waiver/reimbursement)	2.01%	2.00%	2.03%	2.06%	2.07%
Portfolio turnover rate (c)	14%	28%	37%	62%	132%
Net assets at end of year (in 000’s)	$10,550	$14,783	$21,826	$25,644	$36,859

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16%, 43% and 19% for the years ended October 31, 2013, 2012, 2011 and 2010, respectively.

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$8.56	$9.01	$8.86	$9.00	$8.71

Net investment income (loss) (a)	0.12	0.11	0.14	0.16	0.14
Net realized and unrealized gain (loss) on investments	0.08	(0.42)	0.18	(0.00)‡	0.29

Total from investment operations	0.20	(0.31)	0.32	0.16	0.43

Less dividends and distributions:
From net investment income	(0.12)	(0.11)	(0.15)	(0.21)	(0.14)
From net realized gain on investments	(0.02)	(0.03)	(0.02)	(0.09)	—

Total dividends and distributions	(0.14)	(0.14)	(0.17)	(0.30)	(0.14)

Net asset value at end of year	$8.62	$8.56	$9.01	$8.86	$9.00

Total investment return (b)	2.39%	(3.41%)	3.66%	1.85%	5.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.44%	1.24%	1.57%	1.86%	1.62%
Net expenses	2.01%	1.94%	1.92%	1.92%	1.90%
Expenses (before waiver/reimbursement)	2.01%	2.00%	2.03%	2.06%	2.07%
Portfolio turnover rate (c)	14%	28%	37%	62%	132%
Net assets at end of year (in 000’s)	$11,226	$12,593	$27,610	$29,441	$33,523

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16%, 43% and 19% for the years ended October 31, 2013, 2012, 2011 and 2010, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$8.65	$9.10	$8.94	$9.08	$8.79

Net investment income (loss) (a)	0.23	0.21	0.24	0.26	0.24
Net realized and unrealized gain (loss) on investments	0.09	(0.41)	0.19	(0.00)‡	0.29

Total from investment operations	0.32	(0.20)	0.43	0.26	0.53

Less dividends and distributions:
From net investment income	(0.24)	(0.22)	(0.25)	(0.31)	(0.24)
From net realized gain on investments	(0.02)	(0.03)	(0.02)	(0.09)	—

Total dividends and distributions	(0.26)	(0.25)	(0.27)	(0.40)	(0.24)

Net asset value at end of year	$8.71	$8.65	$9.10	$8.94	$9.08

Total investment return (b)	3.69%	(2.24%)	4.92%	2.99%	6.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.70%	2.42%	2.69%	2.99%	2.74%
Net expenses	0.73%	0.78%	0.78%	0.78%	0.78%
Expenses (before waiver/reimbursement)	0.73%	0.84%	0.89%	0.92%	0.95%
Portfolio turnover rate (c)	14%	28%	37%	62%	132%
Net assets at end of year (in 000’s)	$10,020	$3,561	$5,753	$3,998	$4,284

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16%, 43% and 19% for the years ended October 31, 2013, 2012, 2011 and 2010, respectively.

20	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Government Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

21

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund held a security with a value of $985,739 that was fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. As of October 31, 2014, the Fund did not hold any restricted securities.

22	MainStay Government Fund

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of

23

Notes to Financial Statements (continued)

Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS is “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(K)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2014:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(189,463)	$(189,463)

Total Fair Value		$(189,463)	$(189,463)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

24	MainStay Government Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(1,192,998)	$(1,192,998)

Total Realized Gain (Loss)		$(1,192,998)	$(1,192,998)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$608,187	$608,187

Total Change in Unrealized Appreciation (Depreciation)		$608,187	$608,187

Number of Contracts, Notional Amounts or Shares/Units

	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	(310)	(310)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (‘‘MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of its average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion.

The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50% for the year ended October 31, 2014.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for the Fund’s Class A shares do not exceed 1.00% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Prior to February 28, 2014, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for the Fund’s Class A shares did not exceed 1.03% of its average daily net assets.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $913,638.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

25

Notes to Financial Statements (continued)

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $6,559 and $4,134, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $368, $9, $34,403 and $205, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$135,743
Investor Class	196,379
Class B	50,566
Class C	41,893
Class I	6,509

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$314,616	$(25,597)	$7,959,396	$8,248,415

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$2,531	$(2,531)	$—

The reclassifications for the Fund are primarily due to distribution re-designations.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$4,158,989	$5,193,857
Long-Term Capital Gain	393,825	1,031,518
Total	$4,552,814	$6,225,375

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of U.S. government securities were $25,999 and $56,213, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $0 and $21,201, respectively.

26	MainStay Government Fund

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,672,527	$14,362,263
Shares issued to shareholders in reinvestment of dividends and distributions	304,535	2,606,787
Shares redeemed	(7,166,019)	(61,230,211)

Net increase (decrease) in shares outstanding before conversion	(5,188,957)	(44,261,161)
Shares converted into Class A (See Note 1)	177,556	1,518,898
Shares converted from Class A (See Note 1)	(90,733)	(777,602)

Net increase (decrease)	(5,102,134)	$(43,519,865)

Year ended October 31, 2013:
Shares sold	793,360	$6,970,145
Shares issued to shareholders in reinvestment of dividends and distributions	425,500	3,736,011
Shares redeemed	(3,972,078)	(34,779,426)

Net increase (decrease) in shares outstanding before conversion	(2,753,218)	(24,073,270)
Shares converted into Class A (See Note 1)	257,563	2,262,787
Shares converted from Class A (See Note 1)	(147,227)	(1,280,945)

Net increase (decrease)	(2,642,882)	$(23,091,428)

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	153,219	$1,318,904
Shares issued to shareholders in reinvestment of dividends and distributions	127,068	1,091,666
Shares redeemed	(923,138)	(7,941,392)

Net increase (decrease) in shares outstanding before conversion	(642,851)	(5,530,822)
Shares converted into Investor Class (See Note 1)	229,888	1,976,072
Shares converted from Investor Class (See Note 1)	(120,214)	(1,032,674)

Net increase (decrease)	(533,177)	$(4,587,424)

Year ended October 31, 2013:
Shares sold	232,544	$2,064,076
Shares issued to shareholders in reinvestment of dividends and distributions	141,775	1,249,696
Shares redeemed	(1,143,964)	(10,028,573)

Net increase (decrease) in shares outstanding before conversion	(769,645)	(6,714,801)
Shares converted into Investor Class (See Note 1)	372,245	3,264,966
Shares converted from Investor Class (See Note 1)	(135,809)	(1,198,876)

Net increase (decrease)	(533,209)	$(4,648,711)

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	126,065	$1,080,415
Shares issued to shareholders in reinvestment of dividends and distributions	21,564	184,401
Shares redeemed	(453,626)	(3,882,124)

Net increase (decrease) in shares outstanding before conversion	(305,997)	(2,617,308)
Shares converted from Class B (See Note 1)	(196,953)	(1,684,694)

Net increase (decrease)	(502,950)	$(4,302,002)

Year ended October 31, 2013:
Shares sold	284,431	$2,497,083
Shares issued to shareholders in reinvestment of dividends and distributions	31,518	277,771
Shares redeemed	(662,796)	(5,774,188)

Net increase (decrease) in shares outstanding before conversion	(346,847)	(2,999,334)
Shares converted from Class B (See Note 1)	(347,821)	(3,047,932)

Net increase (decrease)	(694,668)	$(6,047,266)

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	397,180	$3,418,689
Shares issued to shareholders in reinvestment of dividends and distributions	18,041	154,097
Shares redeemed	(584,329)	(4,995,168)

Net increase (decrease)	(169,108)	$(1,422,382)

Year ended October 31, 2013:
Shares sold	240,284	$2,123,089
Shares issued to shareholders in reinvestment of dividends and distributions	29,113	256,527
Shares redeemed	(1,861,629)	(16,340,739)

Net increase (decrease)	(1,592,232)	$(13,961,123)

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	978,430	$8,502,211
Shares issued to shareholders in reinvestment of dividends and distributions	17,020	147,470
Shares redeemed	(257,037)	(2,226,797)

Net increase (decrease)	738,413	$6,422,884

Year ended October 31, 2013:
Shares sold	174,827	$1,553,414
Shares issued to shareholders in reinvestment of dividends and distributions	11,838	105,130
Shares redeemed	(407,043)	(3,638,611)

Net increase (decrease)	(220,378)	$(1,980,067)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Government Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Government Fund of The MainStay Funds as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

28	MainStay Government Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $393,825 as a long term capital gain distribution.

In February 2015 shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

30	MainStay Government Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

32	MainStay Government Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630004 MS360-14	MSG11-12/14 (NYLIM) NL211

MainStay High Yield Corporate Bond Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.54 4.14%	7.67 8.67%	6.44 6.93%	1.01 1.01%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.55 4.13	7.65 8.65	6.42 6.91	1.02 1.02
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–1.53 3.35	7.51 7.81	6.11 6.11	1.77 1.77
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.37 3.34	7.81 7.81	6.11 6.11	1.77 1.77
Class I Shares	No Sales Charge		4.58	8.97	7.21	0.76
Class R1 Shares[4]	No Sales Charge		4.31	8.79	7.07	0.86
Class R2 Shares[5]	No Sales Charge		4.04	8.57	6.84	1.11
Class R6 Shares[6]	No Sales Charge		4.60	9.02	7.24	0.59

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R1 shares, first offered on June 29, 2012, include the historical performance of Class B shares through June 28, 2012, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on December 14, 2007, although this class of shares did not commence investment operations until May 1, 2008. Performance figures for Class R2 shares include the historical performance of Class B shares through April 30, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013. Performance for Class R6 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Credit Suisse High Yield Index[7]	5.54%	10.17%	7.90%
Average Lipper High Yield Fund[8]	4.45	9.26	6.85

7.	The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s. The Credit Suisse High Yield Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The average Lipper high yield fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Corporate Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,002.70	$4.95	$1,020.30	$4.99

Investor Class Shares	$1,000.00	$1,002.80	$5.05	$1,020.20	$5.09

Class B Shares	$1,000.00	$998.70	$8.87	$1,016.30	$8.94

Class C Shares	$1,000.00	$997.00	$8.86	$1,016.30	$8.94

Class I Shares	$1,000.00	$1,004.00	$3.69	$1,021.50	$3.72

Class R1 Shares	$1,000.00	$1,003.50	$4.24	$1,021.00	$4.28

Class R2 Shares	$1,000.00	$1,000.50	$5.50	$1,019.70	$5.55

Class R6 Shares	$1,000.00	$1,004.90	$2.93	$1,022.30	$2.96

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.98% for Class A, 1.00% for Investor Class, 1.76% for Class B and C, 0.73% for Class I, 0.84% for Class R1, 1.09% for Class R2 and 0.58% for Class R6) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	T-Mobile USA, Inc., 6.00%–6.731%, due 4/1/21–3/1/25

2.	GenOn Energy, Inc., 7.875%–9.50%, due 6/15/17–10/15/18

3.	Schaeffler Holding Finance B.V., 6.25%–6.875%, due 8/15/18–11/15/22

4.	Schaeffler Finance B.V., 4.25%–7.75%, due 2/15/17–5/15/21

5.	HCA, Inc., 4.25%–9.00%, due 12/15/14–9/15/25
6.	Sprint Communications, Inc., 7.00%–9.25%, due 11/15/18–4/15/22

7.	Exide Technologies, Inc., 9.00%, due 3/31/15

8.	Crown Castle International Corp., 4.875%–5.25%, due 4/15/22–1/15/23

9.	Nielsen Finance LLC / Nielsen Finance Co., 4.50%–5.00%, due 10/1/20–4/15/22

10.	New Enterprise Stone & Lime Co., Inc., 11.00%–13.00%, due 3/15/18–9/1/18

8	MainStay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Corporate Bond Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned 4.14% for Class A shares, 4.13% for Investor Class shares, 3.35% for Class B shares and 3.34% for Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 4.58%, Class R1 shares returned 4.31%, Class R2 shares returned 4.04% and Class R6 shares returned 4.60%. For the 12 months ended October 31, 2014, all share classes underperformed the 5.54% return of the Credit Suisse High Yield Index,1 which is the Fund’s primary broad-based securities-market index. Over the same period, Class I shares and Class R6 shares outperformed—and all other share classes underperformed—the 4.45% return of the average Lipper2 high yield fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective June 3, 2014, J. Matthew Philo no longer serves as a portfolio manager of the Fund. Andrew Susser continues to serve as portfolio manager of the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is managed in a bottom-up investment style, which focuses on individual companies and seeks to maximize risk-adjusted returns. The Fund remained conservatively positioned throughout the reporting period, which contributed positively to performance relative to the Credit Suisse High Yield Index. However, the Fund has maintained a shorter duration3 than the Credit Suisse High Yield Index. This detracted from performance relative to the Index as interests rates declined.

The Fund continued to underweight credit risk relative to the broad high-yield market. Valuations remained attractive (as measured by spreads)4 and credit profiles continued to be resilient in the higher-quality portion of the market. On the other hand, valuations in the lower-quality (or riskier) portion of the high-yield market were generally unattractive. We believe that many riskier high-yield bonds are poorly capitalized to survive in the long run.

What was the Fund’s duration strategy during the reporting period?

The Fund’s duration was shorter than that of the Credit Suisse High Yield Index during the reporting period. This was a residual of our bottom-up investment process and not an intentional investment decision. At the end of the reporting period, the Fund’s modified duration5 was approximately 3.6 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The Fund is managed with a bottom-up investment style, so the factors that prompt significant decisions are specific to each individual company. Generally speaking, we believe that higher-quality high-yield bonds currently represent the most attractive risk-adjusted spreads. For this reason, we remained conservatively positioned throughout the reporting period. We believed that valuations for riskier credits in the CCC6 market segment were unattractive and that their weaker credit profiles made them vulnerable to higher default rates. Corporate credit profiles for the majority of high-yield issuers continued to be resilient. Defaults remained near historical lows, and balance sheets and cash flows generally remained strong. During the reporting period, the Fund’s positioning did not undergo any material changes.

Which industries were the strongest contributors to the Fund’s performance and which industries were particularly weak?

During the reporting period, the Fund’s investments in the housing industry made the greatest contribution to relative performance. (Contributions take weightings and total returns into account.) Credit selection, along with an underweight position relative to the Credit Suisse High Yield Index in the energy industry, also contributed to the Fund’s relative performance. However, credit selection within the transportation and utility industries detracted from the Fund’s relative performance during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased bonds of France’s largest cable operator Numericable. The company used the proceeds from the issue

1.	See footnote on page 6 for more information on the Credit Suisse High Yield Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield.
6.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

to acquire wireless company SFR, which we perceived to be a good strategic asset. The bonds we purchased were first lien with moderate leverage. The Fund added to its position in Nielsen, a leading global information and measurement company that provides insights and data about what people watch, listen to and buy. We believe that the company is well positioned to benefit from the explosive growth in viewing on mobile devices. Nielsen is also focused on debt repayment and maintaining a stable leverage target. The Fund also added to its position in wireless tower operator Crown Castle. The company has generated good cash flow from major wireless carriers such as Verizon.

During the reporting period, the Fund eliminated its positon in cement manufacturer Texas Industries. General building materials manufacturer Martin Marietta Materials acquired Texas Industries. Upon completion of the acquisition, Martin Marietta Materials tendered for the Texas Industries bonds owned by the Fund.

How did the Fund’s industry weightings change during the reporting period?

During the reporting period, there were no material changes to the industry weightings in the Fund. There was a small increase to the Fund’s exposure to communications, aerospace and energy as a result of attractive valuations and yields. During the reporting period, the Fund reduced its exposure to the financials and food & tobacco industries.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund held overweight positions relative to the Credit Suisse High Yield Index in transportation, housing and communications. As of the same date, the Fund held underweight positions relative to the Index in energy, media and information technology.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Corporate Bond Fund

Portfolio of Investments October 31, 2014

	Principal Amount	Value

Long-Term Bonds 94.5%† Convertible Bond 0.0%‡
Electric 0.0%‡
Upstate New York Power Producers, Inc. 20.00%, due 6/15/17 (a)(b)(c)(d)(e)	$3,312,730	$3,610,876

Total Convertible Bond (Cost $3,610,876)		3,610,876

Corporate Bonds 91.0%
Advertising 0.7%
CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp. 5.25%, due 2/15/22 (a)	14,474,000	14,944,405
5.625%, due 2/15/24 (a)	9,850,000	10,268,625
5.875%, due 3/15/25 (a)	2,050,000	2,152,500
Lamar Media Corp. 5.00%, due 5/1/23	13,580,000	13,581,698
5.375%, due 1/15/24	3,960,000	4,098,600
5.875%, due 2/1/22	11,000,000	11,605,000

		56,650,828

Aerospace & Defense 2.7%
AAR Corp. 7.25%, due 1/15/22	29,360,000	31,855,600
Alliant Techsystems, Inc. 5.25%, due 10/1/21 (a)	12,105,000	12,316,837
6.875%, due 9/15/20	17,270,000	18,478,900
B/E Aerospace, Inc. 5.25%, due 4/1/22	35,218,000	39,180,025
6.875%, due 10/1/20	3,900,000	4,216,875
GenCorp, Inc. 7.125%, due 3/15/21	33,374,000	35,459,875
Kratos Defense & Security Solutions, Inc. 7.00%, due 5/15/19	38,875,000	38,097,500
Spirit AeroSystems, Inc. 5.25%, due 3/15/22	27,120,000	27,594,600
TransDigm, Inc. 5.50%, due 10/15/20	10,515,000	10,515,000
6.50%, due 7/15/24	17,361,000	17,881,830

		235,597,042

Apparel 0.4%
William Carter Co. (The) 5.25%, due 8/15/21	17,520,000	18,045,600
Wolverine World Wide, Inc. 6.125%, due 10/15/20	15,613,000	16,432,683

		34,478,283

	Principal Amount	Value

Auto Manufacturers 1.2%
Allied Specialty Vehicles, Inc. 8.50%, due 11/1/19 (a)	$28,385,000	$29,804,250
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	5,905,000	6,598,837
Ford Holdings LLC 9.30%, due 3/1/30	18,155,000	27,097,046
9.375%, due 3/1/20	1,695,000	2,189,647
Jaguar Land Rover Automotive PLC 4.125%, due 12/15/18 (a)	7,800,000	7,936,500
4.25%, due 11/15/19 (a)	17,425,000	17,512,125
8.125%, due 5/15/21 (a)	9,590,000	10,549,000
Oshkosh Corp. 8.50%, due 3/1/20	2,010,000	2,125,575

		103,812,980

Auto Parts & Equipment 3.7%
Allison Transmission, Inc. 7.125%, due 5/15/19 (a)	31,185,000	32,783,231
Chassix, Inc. 9.25%, due 8/1/18 (a)	13,605,000	13,196,850
Dana Holding Corp. 6.50%, due 2/15/19	9,503,000	9,871,241
6.75%, due 2/15/21	6,898,000	7,329,125
Exide Technologies 8.625%, due 2/1/18 (f)	64,863,000	11,513,183
International Automotive Components Group S.A. 9.125%, due 6/1/18 (a)	13,960,000	14,518,400
♦Schaeffler Finance B.V. 4.25%, due 5/15/21 (a)	21,610,000	21,015,725
4.75%, due 5/15/21 (a)	32,944,000	32,861,640
7.75%, due 2/15/17 (a)	45,603,000	50,163,300
♦Schaeffler Holding Finance B.V. 6.25%, due 11/15/19 (a)	17,030,000	17,626,050
6.75%, due 11/15/22 (a)(b)	28,860,000	30,663,750
6.875%, due 8/15/18 (a)(b)	60,412,000	63,281,570
Tenneco, Inc. 6.875%, due 12/15/20	10,225,000	10,889,625
7.75%, due 8/15/18	1,300,000	1,353,625
Titan International, Inc. 6.875%, due 10/1/20	8,640,000	7,797,600

		324,864,915

Banks 0.2%
Provident Funding Associates, L.P. / PFG Finance Corp. 6.75%, due 6/15/21 (a)	10,950,000	10,922,625
10.125%, due 2/15/19 (a)	6,460,000	6,904,125

		17,826,750

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Beverages 0.1%
Constellation Brands, Inc. 3.875%, due 11/15/19	$5,000,000	$5,075,000
4.75%, due 11/15/24	4,983,000	5,095,118

		10,170,118

Building Materials 2.3%
Boise Cascade Co. 6.375%, due 11/1/20	26,190,000	27,368,550
Building Materials Corporation of America 5.375%, due 11/15/24 (a)	13,035,000	13,067,588
6.75%, due 5/1/21 (a)	16,301,000	17,482,822
6.875%, due 8/15/18 (a)	12,498,000	12,979,173
7.00%, due 2/15/20 (a)	8,265,000	8,694,780
7.50%, due 3/15/20 (a)	18,875,000	19,983,906
Gibraltar Industries, Inc. 6.25%, due 2/1/21	10,525,000	10,840,750
Griffon Corp. 5.25%, due 3/1/22	12,978,000	12,491,325
Headwaters, Inc. 7.25%, due 1/15/19	21,700,000	22,242,500
7.625%, due 4/1/19	18,665,000	19,504,925
Summit Materials LLC / Summit Materials Finance Corp. 10.50%, due 1/31/20	4,375,000	4,889,063
10.50%, due 1/31/20 (a)	12,030,000	13,443,525
USG Corp. 7.875%, due 3/30/20 (a)	13,850,000	14,888,750
Vulcan Materials Co. 6.50%, due 12/1/16	3,127,000	3,392,795

		201,270,452

Chemicals 2.0%
Axiall Corp. 4.875%, due 5/15/23	13,333,000	12,933,010
Huntsman International LLC 5.125%, due 11/15/22 (a)	10,270,000	10,334,187
Ineos Finance PLC 7.50%, due 5/1/20 (a)	18,965,000	20,292,550
8.375%, due 2/15/19 (a)	11,120,000	11,926,200
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	17,200,000	17,802,000
Nexeo Solutions LLC / Nexeo Solutions Finance Corp. 8.375%, due 3/1/18	15,240,000	14,935,200
NOVA Chemicals Corp. 5.00%, due 5/1/25 (a)	5,385,000	5,560,013
8.625%, due 11/1/19	7,035,000	7,338,420
Olin Corp. 5.50%, due 8/15/22	12,924,000	13,344,030

	Principal Amount	Value

Chemicals (continued)
PolyOne Corp. 5.25%, due 3/15/23	$29,441,000	$29,514,602
7.375%, due 9/15/20	726,000	769,560
Rayonier A.M. Products, Inc. 5.50%, due 6/1/24 (a)	33,305,000	31,473,225

		176,222,997

Coal 1.3%
Arch Coal, Inc. 7.00%, due 6/15/19	34,780,000	13,912,000
7.25%, due 10/1/20	10,543,000	5,060,640
7.25%, due 6/15/21	16,410,000	6,071,700
8.00%, due 1/15/19 (a)	18,440,000	11,986,000
CONSOL Energy, Inc. 5.875%, due 4/15/22 (a)	35,205,000	35,733,075
6.375%, due 3/1/21	15,729,000	16,279,515
Peabody Energy Corp. 6.00%, due 11/15/18	1,725,000	1,668,938
6.25%, due 11/15/21	4,460,000	4,223,062
6.50%, due 9/15/20	15,715,000	14,968,537

		109,903,467

Commercial Services 3.3%
ADT Corp. (The) 6.25%, due 10/15/21	11,765,000	12,353,250
Alliance Data Systems Corp. 5.25%, due 12/1/17 (a)	20,200,000	20,806,000
5.375%, due 8/1/22 (a)	13,415,000	13,616,225
6.375%, due 4/1/20 (a)	14,980,000	15,729,000
Ashtead Capital, Inc. 5.625%, due 10/1/24 (a)	610,000	635,925
6.50%, due 7/15/22 (a)	12,790,000	13,813,200
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.125%, due 6/1/22 (a)	1,240,000	1,225,120
5.50%, due 4/1/23	16,776,000	16,859,880
9.75%, due 3/15/20	16,240,000	17,904,600
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	38,986,000	39,765,720
Hertz Corp. (The) 4.25%, due 4/1/18	7,150,000	7,150,000
Jaguar Holding Co. I 9.375%, due 10/15/17 (a)(b)	17,475,000	17,890,031
Modular Space Corp. 10.25%, due 1/31/19 (a)	3,900,000	3,978,000
PHH Corp. 7.375%, due 9/1/19	13,104,000	13,791,960
Sotheby’s 5.25%, due 10/1/22 (a)	10,335,000	10,128,300
Speedy Cash Intermediate Holdings Corp. 10.75%, due 5/15/18 (a)	17,334,000	17,117,325

12	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Commercial Services (continued)
United Rentals North America, Inc. 5.75%, due 7/15/18	$12,005,000	$12,575,238
7.625%, due 4/15/22	19,217,000	21,426,955
WEX, Inc. 4.75%, due 2/1/23 (a)	31,471,000	29,976,127

		286,742,856

Computers 1.5%
iGATE Corp. 4.75%, due 4/15/19	3,000,000	2,992,500
IHS, Inc. 5.00%, due 11/1/22 (a)	32,128,000	32,609,920
NCR Corp. 4.625%, due 2/15/21	13,235,000	13,168,825
5.00%, due 7/15/22	5,600,000	5,572,000
5.875%, due 12/15/21	4,000,000	4,100,000
6.375%, due 12/15/23	22,720,000	23,969,600
Seagate HDD Cayman 4.75%, due 6/1/23	50,505,000	52,122,675

		134,535,520

Distribution & Wholesale 0.2%
LKQ Corp. 4.75%, due 5/15/23	21,738,000	21,007,603

Diversified Financial Services 0.3%
Community Choice Financial, Inc. 10.75%, due 5/1/19	31,860,000	23,178,150
12.75%, due 5/1/20 (a)(c)	9,500,000	6,982,500

		30,160,650

Electric 2.1%
Calpine Corp. 5.875%, due 1/15/24 (a)	17,041,000	18,319,075
6.00%, due 1/15/22 (a)	22,000,000	23,705,000
GenOn Americas Generation LLC 9.125%, due 5/1/31	8,340,000	7,797,900
♦GenOn Energy, Inc. 7.875%, due 6/15/17	82,770,000	83,804,625
9.50%, due 10/15/18	31,860,000	33,214,050
NRG REMA LLC Series C 9.681%, due 7/2/26	6,425,000	6,939,000
PNM Resources, Inc. 9.25%, due 5/15/15	3,640,000	3,790,762
Public Service Co. of New Mexico 7.95%, due 5/15/18	2,927,000	3,488,805

		181,059,217

	Principal Amount	Value

Electrical Components & Equipment 1.3%
Anixter, Inc. 5.125%, due 10/1/21	$8,620,000	$8,748,222
5.625%, due 5/1/19	8,110,000	8,556,050
Belden, Inc. 5.25%, due 7/15/24 (a)	3,475,000	3,414,188
5.50%, due 9/1/22 (a)	42,702,000	43,449,285
General Cable Corp. 5.75%, due 10/1/22	32,050,000	28,204,000
WESCO Distribution, Inc. 5.375%, due 12/15/21	17,260,000	17,346,300

		109,718,045

Electronics 0.3%
Kemet Corp. 10.50%, due 5/1/18	26,939,000	28,218,603

Engineering & Construction 1.9%
AECOM Technology Corp. 5.875%, due 10/15/24 (a)	16,910,000	17,882,325
♦New Enterprise Stone & Lime Co., Inc. 11.00%, due 9/1/18	28,975,000	27,816,000
13.00%, due 3/15/18 (b)	43,504,015	46,549,296
SBA Communications Corp. 4.875%, due 7/15/22 (a)	17,758,000	17,489,410
Transfield Services, Ltd. 8.375%, due 5/15/20 (a)	28,430,000	30,491,175
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23	21,440,000	21,011,200

		161,239,406

Entertainment 2.3%
Affinity Gaming LLC / Affinity Gaming Finance Corp. 9.00%, due 5/15/18	43,120,000	41,826,400
Churchill Downs, Inc. 5.375%, due 12/15/21 (a)	26,075,000	26,726,875
GLP Capital, L.P. / GLP Financing II, Inc. 4.375%, due 11/1/18	7,880,000	8,096,700
4.875%, due 11/1/20	10,505,000	10,925,200
5.375%, due 11/1/23	9,685,000	10,193,463
MU Finance PLC 8.375%, due 2/1/17 (a)	24,801,547	25,483,589
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (a)	15,890,000	16,287,250
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (a)	8,680,000	9,265,900
Speedway Motorsports, Inc. 6.75%, due 2/1/19	4,760,000	4,950,400

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Entertainment (continued)
Sterling Entertainment Enterprise LLC 9.75%, due 12/31/19 (c)(d)(e)	$35,000,000	$36,312,500
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (c)(d)	313,069	219,148
Vail Resorts, Inc. 6.50%, due 5/1/19	8,661,000	9,050,745

		199,338,170

Environmental Controls 0.2%
Clean Harbors, Inc. 5.125%, due 6/1/21	6,755,000	6,873,212
5.25%, due 8/1/20	6,295,000	6,468,113

		13,341,325

Finance—Auto Loans 1.1%
Ally Financial, Inc. 7.50%, due 9/15/20	6,079,000	7,234,010
8.30%, due 2/12/15	15,310,000	15,558,788
Ford Motor Credit Co. LLC 12.00%, due 5/15/15	16,960,000	17,954,992
General Motors Financial Co., Inc. 4.75%, due 8/15/17	15,765,000	16,829,138
6.75%, due 6/1/18	32,065,000	36,433,856

		94,010,784

Finance—Consumer Loans 0.2%
Ocwen Financial Corp. 6.625%, due 5/15/19 (a)	9,395,000	8,831,300
TMX Finance LLC / TitleMax Finance Corp. 8.50%, due 9/15/18 (a)	10,075,000	9,823,125

		18,654,425

Finance—Leasing Companies 0.2%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 5.00%, due 10/1/21 (a)	16,320,000	16,972,800

Finance—Mortgage Loan/Banker 0.2%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.875%, due 8/1/21 (a)	14,500,000	14,373,125
Stearns Holdings, Inc. 9.375%, due 8/15/20 (a)	6,860,000	7,065,800

		21,438,925

Finance—Other Services 1.3%
Cantor Commercial Real Estate Co., L.P. / CCRE Finance Corp. 7.75%, due 2/15/18 (a)	19,115,000	20,261,900
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (a)	36,970,000	36,138,175

	Principal Amount	Value

Finance—Other Services (continued)
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 8/1/18	$12,000,000	$11,760,000
7.875%, due 10/1/20	11,255,000	11,086,175
Outerwall, Inc. 5.875%, due 6/15/21 (a)	31,675,000	30,566,375

		109,812,625

Food 2.0%
American Seafoods Group LLC / American Seafoods Finance, Inc. 10.75%, due 5/15/16 (a)	10,408,000	9,991,680
ASG Consolidated LLC / ASG Finance, Inc. 15.00%, due 5/15/17 (a)(b)	22,380,487	17,344,877
B&G Foods, Inc. 4.625%, due 6/1/21	30,835,000	30,295,387
C&S Group Enterprises LLC 5.375%, due 7/15/22 (a)	31,780,000	31,780,000
Ingles Markets, Inc. 5.75%, due 6/15/23	18,285,000	18,650,700
KeHE Distributors LLC / KeHE Distributors Finance Corp. 7.625%, due 8/15/21 (a)	13,660,000	14,513,750
Land O’ Lakes, Inc. 6.00%, due 11/15/22 (a)	30,495,000	32,324,700
Wells Enterprises, Inc. 6.75%, due 2/1/20 (a)	15,085,000	15,650,688

		170,551,782

Forest Products & Paper 0.3%
Georgia-Pacific LLC 8.875%, due 5/15/31	19,841,000	30,282,009

Gas 0.2%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	13,025,000	13,611,125
6.50%, due 5/20/21	5,828,000	6,133,970

		19,745,095

Health Care—Products 1.1%
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (a)	23,509,000	24,919,540
Hanger, Inc. 7.125%, due 11/15/18	13,535,000	13,839,538
Hologic, Inc. 6.25%, due 8/1/20	11,205,000	11,779,256
Mallinckrodt International Finance S.A. 4.75%, due 4/15/23	8,330,000	7,996,800
Teleflex, Inc. 6.875%, due 6/1/19	15,330,000	16,441,425

14	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Health Care—Products (continued)
Universal Hospital Services, Inc. 7.625%, due 8/15/20	$21,710,000	$20,246,746

		95,223,305

Health Care—Services 3.3%
Centene Corp. 5.75%, due 6/1/17	14,370,000	15,124,425
Fresenius Medical Care U.S. Finance, Inc. 6.50%, due 9/15/18 (a)	4,730,000	5,238,475
6.875%, due 7/15/17	130,000	142,675
Fresenius Medical Care U.S. Finance II, Inc. 4.125%, due 10/15/20 (a)	4,000,000	4,012,500
4.75%, due 10/15/24 (a)	3,915,000	3,927,234
5.625%, due 7/31/19 (a)	11,680,000	12,512,200
5.875%, due 1/31/22 (a)	8,100,000	8,829,000
Halyard Health, Inc. 6.25%, due 10/15/22 (a)	13,331,000	13,630,947
HCA Holdings, Inc. 6.25%, due 2/15/21	2,375,000	2,556,094
7.75%, due 5/15/21	5,431,000	5,851,903
♦HCA, Inc. 4.25%, due 10/15/19	7,890,000	8,018,212
4.75%, due 5/1/23	4,525,000	4,598,531
5.00%, due 3/15/24	9,511,000	9,808,314
5.25%, due 4/15/25	21,700,000	22,486,625
5.875%, due 3/15/22	14,855,000	16,303,362
5.875%, due 5/1/23	9,232,000	9,924,400
6.50%, due 2/15/16	3,615,000	3,818,344
6.50%, due 2/15/20	3,294,000	3,676,928
7.50%, due 2/15/22	5,451,000	6,329,974
7.58%, due 9/15/25	1,920,000	2,150,400
7.69%, due 6/15/25	705,000	796,650
8.00%, due 10/1/18	4,984,000	5,719,140
8.36%, due 4/15/24	2,494,000	2,917,980
9.00%, due 12/15/14	3,930,000	3,949,650
INC Research LLC 11.50%, due 7/15/19 (a)	24,240,000	27,148,800
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (a)	53,908,000	56,401,245
ResCare, Inc. 10.75%, due 1/15/19	14,300,000	15,265,250
Tenet Healthcare Corp. 6.00%, due 10/1/20	15,000,000	16,125,000

		287,264,258

Holding Companies—Diversified 1.6%
Alphabet Holding Co., Inc. 7.75%, due 11/1/17 (b)	45,739,000	44,366,830

	Principal Amount	Value

Holding Companies (continued)
Carlson Travel Holdings, Inc. 7.50%, due 8/15/19 (a)(b)	$60,791,000	$60,942,977
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (a)	25,895,000	27,707,650
Nielsen Co. Luxembourg SARL (The) 5.50%, due 10/1/21 (a)	4,500,000	4,668,750

		137,686,207

Home Builders 2.3%
Allegion U.S. Holding Co., Inc. 5.75%, due 10/1/21	18,332,000	19,202,770
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, due 2/15/21 (a)	23,985,000	23,505,300
AV Homes, Inc. 8.50%, due 7/1/19 (a)	27,390,000	26,910,675
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (a)	21,153,000	22,475,063
Century Communities, Inc. 6.875%, due 5/15/22 (a)	13,081,000	13,211,810
D.R. Horton, Inc. 4.75%, due 2/15/23	4,710,000	4,651,125
5.75%, due 8/15/23	3,605,000	3,843,831
Meritage Homes Corp. 7.00%, due 4/1/22	5,640,000	6,119,400
Ryland Group, Inc. (The) 5.375%, due 10/1/22	5,304,000	5,197,920
6.625%, due 5/1/20	4,997,000	5,346,790
Standard Pacific Corp. 6.25%, due 12/15/21	10,330,000	10,846,500
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 5.25%, due 4/15/21 (a)	7,195,000	7,246,300
7.75%, due 4/15/20 (a)	7,397,000	7,933,283
Toll Brothers Finance Corp. 4.375%, due 4/15/23	15,060,000	14,758,800
WCI Communities, Inc. 6.875%, due 8/15/21	12,355,000	12,478,550
Woodside Homes Co. LLC / Woodside Homes Finance, Inc. 6.75%, due 12/15/21 (a)	14,500,000	14,572,500

		198,300,617

Household Products & Wares 0.4%
Century Intermediate Holding Co. 2 9.75%, due 2/15/19 (a)(b)	7,120,000	7,556,100
Prestige Brands, Inc. 5.375%, due 12/15/21 (a)	17,611,000	17,038,642
Spectrum Brands, Inc. 6.375%, due 11/15/20	1,800,000	1,908,000
6.625%, due 11/15/22	7,535,000	8,081,288

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Household Products & Wares (continued)
6.75%, due 3/15/20	$4,195,000	$4,436,213

		39,020,243

Housewares 0.0%‡
American Greetings Corp. 7.375%, due 12/1/21	1,500,000	1,580,625

Insurance 1.4%
A-S Co-Issuer Subsidiary, Inc. / A-S Merger Sub LLC 7.875%, due 12/15/20 (a)	18,025,000	18,565,750
American Equity Investment Life Holding Co. 6.625%, due 7/15/21	21,000,000	22,155,000
CNO Financial Group, Inc. 6.375%, due 10/1/20 (a)	7,345,000	7,804,062
Fidelity & Guaranty Life Holdings, Inc. 6.375%, due 4/1/21 (a)	29,513,000	31,283,780
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (a)	16,890,000	20,338,972
USI, Inc. 7.75%, due 1/15/21 (a)	19,260,000	19,500,750

		119,648,314

Internet 0.8%
Cogent Communications Holdings, Inc. 8.375%, due 2/15/18 (a)	32,215,000	33,745,212
Equinix, Inc. 5.375%, due 4/1/23	18,720,000	19,305,000
7.00%, due 7/15/21	2,000,000	2,180,000
IAC / InterActiveCorp. 4.75%, due 12/15/22	4,552,000	4,449,580
4.875%, due 11/30/18	11,770,000	12,123,100

		71,802,892

Investment Company 0.4%
American Capital, Ltd. 6.50%, due 9/15/18 (a)	31,260,000	32,354,100

Investment Management/Advisory Services 0.5%
Drawbridge Special Opportunities Fund, L.P. / Drawbridge Special Opportunities Finance 5.00%, due 8/1/21 (a)	29,020,000	28,874,900
National Financial Partners Corp. 9.00%, due 7/15/21 (a)	16,217,000	17,230,563

		46,105,463

Iron & Steel 0.8%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	6,860,000	7,629,980

	Principal Amount	Value

Iron & Steel (continued)
Allegheny Technologies, Inc. 5.875%, due 8/15/23	$11,020,000	$11,619,984
9.375%, due 6/1/19	7,475,000	9,048,360
BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC 7.125%, due 5/1/18 (a)	18,242,000	18,971,680
Commercial Metals Co. 4.875%, due 5/15/23	7,476,000	7,289,100
Evraz, Inc. 7.50%, due 11/15/19	12,215,000	12,230,813

		66,789,917

Leisure Time 1.1%
Brunswick Corp. 4.625%, due 5/15/21 (a)	19,791,000	19,494,135
Carlson Wagonlit B.V. 6.875%, due 6/15/19 (a)	71,625,000	74,131,875

		93,626,010

Lodging 1.1%
Choice Hotels International, Inc. 5.70%, due 8/28/20	2,480,000	2,697,000
5.75%, due 7/1/22	22,880,000	24,653,200
Eldorado Resorts LLC / Eldorado Capital Corp. 8.625%, due 6/15/19 (a)	22,865,000	24,294,062
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, due 10/15/21 (a)	21,785,000	22,955,944
MTR Gaming Group, Inc. 11.50%, due 8/1/19 (b)	10,632,478	11,669,145
Sugarhouse HSP Gaming Prop Mezz, L.P. / Sugarhouse HSP Gaming Finance Corp. 6.375%, due 6/1/21 (a)	6,795,000	6,506,212

		92,775,563

Machinery—Construction & Mining 0.4%
BlueLine Rental Finance Corp. 7.00%, due 2/1/19 (a)	17,785,000	18,718,713
Vander Intermediate Holding II Corp. 9.75%, due 2/1/19 (a)(b)	11,730,000	12,433,800

		31,152,513

Machinery—Diversified 0.2%
Briggs & Stratton Corp. 6.875%, due 12/15/20	8,945,000	9,861,863
SPL Logistics Escrow LLC / SPL Logistics Finance Corp. 8.875%, due 8/1/20 (a)	4,980,000	5,390,850

		15,252,713

16	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Media 4.2%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, due 2/15/23	$10,017,000	$9,991,957
5.75%, due 1/15/24	4,860,000	4,975,425
7.25%, due 10/30/17	3,100,000	3,227,875
CCOH Safari LLC 5.50%, due 12/1/22	12,850,000	12,978,500
5.75%, due 12/1/24	23,975,000	24,109,859
Cogeco Cable, Inc. 4.875%, due 5/1/20 (a)	22,360,000	22,360,000
Crown Media Holdings, Inc. 10.50%, due 7/15/19	17,875,000	19,573,125
CSC Holdings LLC 7.625%, due 7/15/18	13,740,000	15,560,550
DISH DBS Corp. 4.25%, due 4/1/18	5,408,000	5,543,200
4.625%, due 7/15/17	8,897,000	9,275,123
5.125%, due 5/1/20	9,335,000	9,708,400
♦Nielsen Finance LLC / Nielsen Finance Co. 4.50%, due 10/1/20	21,495,000	21,499,299
5.00%, due 4/15/22 (a)	53,615,000	54,419,225
Numericable Group S.A. 4.875%, due 5/15/19 (a)	16,075,000	16,034,812
6.00%, due 5/15/22 (a)	29,730,000	30,398,925
6.25%, due 5/15/24 (a)	4,180,000	4,300,175
Quebecor Media, Inc. 5.75%, due 1/15/23	41,610,000	42,858,300
Time, Inc. 5.75%, due 4/15/22 (a)	9,115,000	8,909,913
Videotron, Ltd. 5.00%, due 7/15/22	21,754,000	22,406,620
5.375%, due 6/15/24 (a)	29,920,000	30,817,600

		368,948,883

Metal Fabricate & Hardware 1.1%
A. M. Castle & Co. 12.75%, due 12/15/16	34,161,000	33,904,792
Mueller Water Products, Inc. 7.375%, due 6/1/17	14,372,000	14,587,580
8.75%, due 9/1/20	12,109,000	13,077,720
Shale-Inland Holdings LLC / Shale-Inland Finance Corp. 8.75%, due 11/15/19 (a)	16,350,000	16,922,250
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, due 12/15/18 (a)	19,419,000	20,972,520

		99,464,862

	Principal Amount	Value

Mining 2.5%
AuRico Gold, Inc. 7.75%, due 4/1/20 (a)	$25,785,000	$25,269,300
Constellium NV 5.75%, due 5/15/24 (a)	26,000,000	25,740,000
First Quantum Minerals, Ltd. 7.25%, due 5/15/22 (a)	12,515,000	12,202,125
Hecla Mining Co. 6.875%, due 5/1/21	45,525,000	43,248,750
Kaiser Aluminum Corp. 8.25%, due 6/1/20	31,595,000	34,596,525
New Gold, Inc. 6.25%, due 11/15/22 (a)	20,050,000	19,598,875
7.00%, due 4/15/20 (a)	33,015,000	33,551,494
St. Barbara, Ltd. 8.875%, due 4/15/18 (a)	31,095,000	24,876,000

		219,083,069

Miscellaneous—Manufacturing 1.5%
Actuant Corp. 5.625%, due 6/15/22	9,720,000	10,084,500
Amsted Industries, Inc. 5.00%, due 3/15/22 (a)	17,600,000	17,358,000
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (a)	18,030,000	19,517,475
EnPro Industries, Inc. 5.875%, due 9/15/22 (a)	11,815,000	12,110,375
FGI Operating Co. LLC / FGI Finance, Inc. 7.875%, due 5/1/20	25,440,000	24,231,600
Koppers, Inc. 7.875%, due 12/1/19	12,155,000	12,610,813
LSB Industries, Inc. 7.75%, due 8/1/19	4,655,000	4,967,816
SPX Corp. 6.875%, due 9/1/17	25,425,000	27,776,812

		128,657,391

Office Furnishings 0.3%
Interface, Inc. 7.625%, due 12/1/18	20,952,000	21,806,842

Oil & Gas 10.1%
Antero Resources Corp. 5.125%, due 12/1/22 (a)	21,500,000	21,504,300
Antero Resources Finance Corp. 5.375%, due 11/1/21	22,200,000	22,533,000
Approach Resources, Inc. 7.00%, due 6/15/21	3,000,000	2,760,000
Atlas Energy Holdings Operating Co. LLC / Atlas Resource Finance Corp. 7.75%, due 1/15/21	7,300,000	6,570,000
9.25%, due 8/15/21	12,305,000	11,812,800

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 6.50%, due 4/15/21 (a)	$37,040,000	$35,928,800
7.625%, due 1/15/22	11,450,000	11,679,000
9.625%, due 8/1/20	6,890,000	7,561,775
Carrizo Oil & Gas, Inc. 7.50%, due 9/15/20 (a)	13,190,000	13,321,900
Chesapeake Energy Corp. 6.50%, due 8/15/17	30,590,000	33,190,150
Comstock Resources, Inc. 7.75%, due 4/1/19	19,632,000	19,239,360
9.50%, due 6/15/20	13,700,000	14,453,500
Concho Resources, Inc. 5.50%, due 10/1/22	7,235,000	7,632,925
6.50%, due 1/15/22	24,386,000	26,336,880
7.00%, due 1/15/21	10,325,000	11,138,094
Continental Resources, Inc. 5.00%, due 9/15/22	3,000,000	3,180,000
7.125%, due 4/1/21	8,775,000	9,663,469
7.375%, due 10/1/20	15,775,000	17,037,000
EnQuest PLC 7.00%, due 4/15/22 (a)	33,183,000	29,698,785
Frontier Oil Corp. 6.875%, due 11/15/18	8,390,000	8,672,894
Jones Energy Holdings LLC / Jones Energy Finance Corp. 6.75%, due 4/1/22 (a)	33,855,000	32,331,525
Linn Energy LLC / Linn Energy Finance Corp. 6.25%, due 11/1/19	13,250,000	12,190,000
6.50%, due 5/15/19	22,390,000	20,934,650
Murphy Oil USA, Inc. 6.00%, due 8/15/23	11,000,000	11,522,500
Newfield Exploration Co. 5.625%, due 7/1/24	17,210,000	18,500,750
Oasis Petroleum, Inc. 6.50%, due 11/1/21	11,600,000	11,890,000
6.875%, due 3/15/22	10,660,000	11,086,400
7.25%, due 2/1/19	18,840,000	19,405,200
Paragon Offshore PLC 6.75%, due 7/15/22 (a)	27,865,000	21,247,062
7.25%, due 8/15/24 (a)	14,435,000	11,042,775
PDC Energy, Inc. 7.75%, due 10/15/22	15,620,000	16,404,436
PetroQuest Energy, Inc. 10.00%, due 9/1/17	60,850,000	60,545,750
Range Resources Corp. 5.00%, due 8/15/22	5,600,000	5,873,000
5.00%, due 3/15/23	7,180,000	7,503,100

	Principal Amount	Value

Oil & Gas (continued)
Rex Energy Corp. 6.25%, due 8/1/22 (a)	$10,340,000	$9,719,600
8.875%, due 12/1/20	39,090,000	41,239,950
Rosetta Resources, Inc. 5.625%, due 5/1/21	9,600,000	9,312,000
5.875%, due 6/1/22	25,450,000	24,432,000
RSP Permian, Inc. 6.625%, due 10/1/22 (a)	18,980,000	18,928,754
Seventy Seven Operating LLC 6.625%, due 11/15/19	29,885,000	29,586,150
SM Energy Co. 5.00%, due 1/15/24	19,470,000	18,204,450
6.50%, due 11/15/21	8,300,000	8,611,250
6.50%, due 1/1/23	2,535,000	2,617,388
6.625%, due 2/15/19	17,149,000	17,749,215
Stone Energy Corp. 7.50%, due 11/15/22	44,218,000	41,233,285
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 7.50%, due 7/1/21	7,140,000	7,746,900
Triangle USA Petroleum Corp. 6.75%, due 7/15/22 (a)	18,800,000	16,450,000
Ultra Petroleum Corp. 6.125%, due 10/1/24 (a)	6,725,000	6,363,531
W&T Offshore, Inc. 8.50%, due 6/15/19	15,875,000	15,478,125
Whiting Petroleum Corp. 6.50%, due 10/1/18	12,970,000	13,359,100
WPX Energy, Inc. 5.25%, due 9/15/24	2,875,000	2,803,125
6.00%, due 1/15/22	21,460,000	22,479,350

		880,705,953

Oil & Gas Services 0.8%
Compressco Partners, L.P. / Compressco Finance, Inc. 7.25%, due 8/15/22 (a)	20,950,000	20,740,500
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	24,800,000	25,544,000
FTS International, Inc. 6.25%, due 5/1/22 (a)	15,205,000	14,368,725
Hiland Partners, L.P. / Hiland Partners Finance Corp. 7.25%, due 10/1/20 (a)	12,375,000	13,086,562

		73,739,787

Packaging & Containers 1.1%
AEP Industries, Inc. 8.25%, due 4/15/19	20,344,000	21,005,180
Novelis, Inc. 8.375%, due 12/15/17	15,425,000	16,119,125
8.75%, due 12/15/20	7,350,000	8,020,687

18	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Packaging & Containers (continued)
Owens-Brockway Glass Container, Inc. 7.375%, due 5/15/16	$4,910,000	$5,247,563
Plastipak Holdings, Inc. 6.50%, due 10/1/21 (a)	26,145,000	26,929,350
Silgan Holdings, Inc. 5.00%, due 4/1/20	12,370,000	12,617,400
Tekni-Plex, Inc. 9.75%, due 6/1/19 (a)	3,252,000	3,552,810

		93,492,115

Pharmaceuticals 1.2%
Grifols Worldwide Operations, Ltd. 5.25%, due 4/1/22 (a)	5,262,000	5,393,550
JLL / Delta Dutch Newco B.V. 7.50%, due 2/1/22 (a)	19,905,000	20,249,356
Lantheus Medical Imaging, Inc. 9.75%, due 5/15/17	11,731,000	11,056,468
NBTY, Inc. 9.00%, due 10/1/18	13,725,000	14,256,844
Valeant Pharmaceuticals International, Inc. 5.625%, due 12/1/21 (a)	8,455,000	8,370,450
6.375%, due 10/15/20 (a)	22,784,000	23,382,080
7.00%, due 10/1/20 (a)	2,548,000	2,669,030
7.50%, due 7/15/21 (a)	16,880,000	18,061,600

		103,439,378

Pipelines 1.8%
Access Midstream Partners, L.P. / ACMP Finance Corp. 6.125%, due 7/15/22	7,284,000	7,921,350
ANR Pipeline Co. 7.375%, due 2/15/24	2,555,000	3,217,693
9.625%, due 11/1/21	10,349,000	14,658,893
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 4.75%, due 11/15/21	1,460,000	1,456,350
6.625%, due 10/1/20	22,864,000	24,235,840
Copano Energy LLC / Copano Energy Finance Corp. 7.125%, due 4/1/21	11,307,000	12,426,404
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 5.50%, due 2/15/23	16,000,000	17,040,000
6.75%, due 11/1/20	21,170,000	22,440,200
NuStar Logistics, L.P. 6.75%, due 2/1/21	13,145,000	14,295,188
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. II 6.50%, due 5/15/21	13,510,000	14,388,150
8.375%, due 6/1/20	4,704,000	5,197,920

	Principal Amount	Value

Pipelines (continued)
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.50%, due 10/15/19 (a)	$8,556,000	$8,791,290
6.25%, due 10/15/22 (a)	10,655,000	11,027,925

		157,097,203

Real Estate 2.0%
AAF Holdings LLC / AAF Finance Co. 12.00%, due 7/1/19 (a)(b)	27,280,000	27,280,000
CBRE Services, Inc. 5.00%, due 3/15/23	32,487,000	33,136,740
5.25%, due 3/15/25	9,580,000	9,807,525
Crescent Resources LLC / Crescent Ventures, Inc. 10.25%, due 8/15/17 (a)	12,210,000	13,369,950
Forestar USA Real Estate Group, Inc. 8.50%, due 6/1/22 (a)	8,000,000	8,180,000
Howard Hughes Corp. (The) 6.875%, due 10/1/21 (a)	20,990,000	22,196,925
Mattamy Group Corp. 6.50%, due 11/15/20 (a)	37,687,000	38,158,087
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (a)	25,740,000	26,319,150

		178,448,377

Real Estate Investment Trusts 1.9%
♦Crown Castle International Corp. 4.875%, due 4/15/22	8,875,000	8,963,750
5.25%, due 1/15/23	66,060,000	67,628,925
Geo Group, Inc. (The) 6.625%, due 2/15/21	18,300,000	19,352,250
Host Hotels & Resorts, L.P. 5.25%, due 3/15/22	11,990,000	13,095,754
6.00%, due 10/1/21	21,920,000	25,099,978
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.50%, due 5/1/24	8,961,000	9,273,515
Sabra Health Care, L.P. / Sabra Capital Corp. 5.375%, due 6/1/23	5,570,000	5,653,550
5.50%, due 2/1/21	13,635,000	14,146,312

		163,214,034

Retail 3.6%
AmeriGas Finance LLC / AmeriGas Finance Corp. 6.75%, due 5/20/20	3,795,000	4,041,675
7.00%, due 5/20/22	9,697,000	10,472,760
Asbury Automotive Group, Inc. 8.375%, due 11/15/20	44,365,000	47,914,200
AutoNation, Inc. 6.75%, due 4/15/18	13,661,000	15,522,584

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Retail (continued)
Building Materials Holding Corp. 9.00%, due 9/15/18 (a)	$21,165,000	$22,805,287
Cash America International, Inc. 5.75%, due 5/15/18	14,455,000	15,033,200
DriveTime Automotive Group, Inc. / DT Acceptance Corp. 8.00%, due 6/1/21 (a)	16,950,000	16,611,000
GameStop Corp. 5.50%, due 10/1/19 (a)	14,690,000	14,800,175
Group 1 Automotive, Inc. 5.00%, due 6/1/22 (a)	5,665,000	5,608,350
L Brands, Inc. 5.625%, due 2/15/22	7,725,000	8,285,063
5.625%, due 10/15/23	8,645,000	9,271,763
6.625%, due 4/1/21	13,980,000	15,832,350
8.50%, due 6/15/19	3,395,000	4,057,025
Men’s Wearhouse, Inc. (The) 7.00%, due 7/1/22 (a)	44,498,000	46,111,052
Penske Automotive Group, Inc. 5.75%, due 10/1/22	26,025,000	27,066,000
Radio Systems Corp. 8.375%, due 11/1/19 (a)	17,960,000	19,464,150
Sally Holdings LLC / Sally Capital, Inc. 6.875%, due 11/15/19	9,595,000	10,290,637
Sonic Automotive, Inc. 7.00%, due 7/15/22	11,875,000	12,943,750
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24	5,565,000	5,523,263

		311,654,284

Shipbuilding 0.2%
Huntington Ingalls Industries, Inc. 6.875%, due 3/15/18	10,605,000	11,082,225
7.125%, due 3/15/21	6,905,000	7,422,875

		18,505,100

Software 0.3%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (a)	13,235,000	13,797,488
Activision Blizzard, Inc. 5.625%, due 9/15/21 (a)	15,215,000	16,184,956

		29,982,444

Storage & Warehousing 0.9%
Algeco Scotsman Global Finance PLC 8.50%, due 10/15/18 (a)	48,430,000	50,367,200
10.75%, due 10/15/19 (a)	22,360,000	22,024,600
Mobile Mini, Inc. 7.875%, due 12/1/20	3,010,000	3,243,275

		75,635,075

	Principal Amount	Value

Telecommunications 7.3%
CommScope, Inc. 5.00%, due 6/15/21 (a)	$4,865,000	$4,852,838
5.50%, due 6/15/24 (a)	6,000,000	6,067,500
DigitalGlobe, Inc. 5.25%, due 2/1/21 (a)	14,507,000	14,108,057
Frontier Communications Corp. 6.25%, due 9/15/21	17,235,000	17,805,909
6.875%, due 1/15/25	6,107,000	6,183,338
GCI, Inc. 8.625%, due 11/15/19	16,511,000	17,212,717
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	19,730,000	21,357,725
7.625%, due 6/15/21	15,755,000	17,527,437
Intelsat Jackson Holdings S.A. 5.50%, due 8/1/23	2,100,000	2,105,250
7.25%, due 4/1/19	12,730,000	13,366,500
7.25%, due 10/15/20	21,420,000	22,865,850
7.50%, due 4/1/21	13,600,000	14,722,000
Sable International Finance, Ltd. 8.75%, due 2/1/20 (a)	12,750,000	13,897,500
SBA Telecommunications, Inc. 5.75%, due 7/15/20	27,640,000	28,883,800
Sprint Capital Corp. 6.875%, due 11/15/28	25,214,000	24,520,615
♦Sprint Communications, Inc. 7.00%, due 3/1/20 (a)	3,265,000	3,642,108
7.00%, due 8/15/20	26,555,000	28,148,300
9.00%, due 11/15/18 (a)	34,531,000	40,617,089
9.25%, due 4/15/22	13,690,000	16,017,300
Sprint Corp. 7.125%, due 6/15/24 (a)	13,145,000	13,506,488
7.25%, due 9/15/21 (a)	3,000,000	3,172,500
♦T-Mobile USA, Inc. 6.00%, due 3/1/23	15,049,000	15,500,470
6.125%, due 1/15/22	25,015,000	25,921,794
6.25%, due 4/1/21	20,085,000	20,963,719
6.375%, due 3/1/25	44,157,000	45,371,317
6.50%, due 1/15/24	26,460,000	27,716,850
6.625%, due 4/1/23	45,925,000	48,450,875
6.731%, due 4/28/22	38,575,000	40,793,062
tw telecom holdings, Inc. 5.375%, due 10/1/22	23,135,000	25,564,175
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	57,092,000	59,090,220

		639,953,303

Transportation 0.8%
Florida East Coast Holdings Corp. 6.75%, due 5/1/19 (a)	47,999,000	49,529,208
9.75%, due 5/1/20 (a)	22,325,000	22,743,594

		72,272,802

20	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Trucking & Leasing 0.5%
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (a)	$15,865,000	$16,658,250
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	25,970,000	28,631,925

		45,290,175

Total Corporate Bonds (Cost $7,853,327,510)		7,927,601,489

Loan Assignments 2.6% (g)
Aerospace & Defense 0.2%
DAE Aviation Holdings, Inc. 2nd Lien Term Loan 7.75%, due 8/5/19	20,590,000	20,538,525

Auto Manufacturers 0.2%
Chrysler Group LLC New Term Loan B 3.50%, due 5/24/17	22,908,060	22,760,120

Auto Parts & Equipment 1.0%
♦Exide Technologies, Inc. DIP Second-Out Term Loan 9.00%, due 3/31/15 (b)	84,936,098	84,086,737

Chemicals 0.1%
Phibro Animal Health Corp. Term Loan B 4.00%, due 4/16/21	13,466,250	13,281,089

Distribution & Wholesale 0.3%
American Tire Distributors Holdings, Inc. Term Loan B 5.75%, due 6/1/18	26,103,929	26,071,299

Leisure Time 0.1%
Bauer Performance Sports, Ltd. Term Loan B 4.00%, due 4/15/21	5,140,450	5,074,051

Lodging 0.3%
Cannery Casino Resorts LLC New Term Loan B 6.00%, due 10/2/18	9,809,187	9,220,636
New 2nd Lien Term Loan 10.00%, due 10/2/19	16,950,000	15,255,000

		24,475,636

	Principal Amount	Value

Metal Fabricate & Hardware 0.2%
Neenah Foundry Co. Term Loan 6.75%, due 4/26/17 (c)(e)	$16,377,569	$16,241,095

Miscellaneous—Manufacturing 0.1%
FGI Operating Co. LLC Term Loan 5.50%, due 4/19/19	12,893,064	12,812,482

Retail 0.1%
Dunkin’ Brands, Inc. Term Loan C 2.653%, due 9/30/17	5,869,152	5,834,917

Total Loan Assignments (Cost $232,847,611)		231,175,951

Yankee Bonds 0.9% (h)
Forest Products & Paper 0.6%
Smurfit Kappa Treasury Funding, Ltd. 7.50%, due 11/20/25	44,490,000	51,385,950

Insurance 0.2%
Fairfax Financial Holdings, Ltd. 7.375%, due 4/15/18	9,497,000	10,813,921
8.30%, due 4/15/26	5,395,000	6,749,134

		17,563,055

Pharmaceuticals 0.1%
Catamaran Corp. 4.75%, due 3/15/21	5,925,000	5,880,562

Total Yankee Bonds (Cost $62,810,955)		74,829,567

Total Long-Term Bonds (Cost $8,152,596,952)		8,237,217,883

	Shares
Common Stocks 0.2%
Electric 0.1%
Upstate New York Power Producers, Inc. (c)(d)(e)(i)	51,473	2,316,285

Entertainment 0.0%‡
Affinity Gaming LLC (c)(e)(i)	275,000	2,131,250

Lodging 0.0%‡
Majestic Star Casino LLC Membership Units (c)(d)(e)(i)	446,020	289,913

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks (continued)
Media 0.0%‡
ION Media Networks, Inc. (c)(d)(e)(i)	2,267	$857,561

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (c)(d)(e)(i)	717,799	9,195,005

Mining 0.0%‡
New Gold, Inc. (i)	513,436	1,848,370

Total Common Stocks (Cost $14,161,145)		16,638,384

Preferred Stock 0.1%
Savings & Loans 0.1%
GMAC Capital Trust I 8.125%	414,600	11,082,258

Total Preferred Stock (Cost $10,172,918)		11,082,258

	Number of Warrants
Warrants 0.0%‡
Food 0.0%‡
ASG Corp. Expires 5/15/18 (c)(d)(e)(i)	12,510	75,060

Total Warrants (Cost $0)		75,060

	Principal Amount
Short-Term Investment 4.4%
Repurchase Agreement 4.4%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $379,592,445 (Collateralized by Government Agency securities with rates between 0.875% and 2.07% and maturity dates between 11/30/16 and 1/30/23, with a Principal Amount of $398,830,000 and a Market Value of $387,187,754)	$379,592,445	379,592,445

Total Short-Term Investment (Cost $379,592,445)		379,592,445

Total Investments (Cost $8,556,523,460) (j)	99.2%	8,644,606,030
Other Assets, Less Liabilities	0.8	71,248,704
Net Assets	100.0%	$8,715,854,734
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(c)	Illiquid security—As of October 31, 2014, the total market value of these securities was $78,231,193, which represented 0.9% of the Fund’s net assets.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2014, the total market value of these securities was $52,876,348, which represented 0.6% of the Fund’s net assets.

(e)	Restricted security.

(f)	Issue in default.

(g)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2014.

(h)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(i)	Non-income producing security.

(j)	As of October 31, 2014, cost was $8,556,582,822 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$266,461,278
Gross unrealized depreciation	(178,438,070)

Net unrealized appreciation	$88,023,208

22	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bond (b)	$—	$—	$3,610,876	$3,610,876
Corporate Bonds (c)	—	7,891,069,841	36,531,648	7,927,601,489
Loan Assignments (d)	—	100,479,390	130,696,561	231,175,951
Yankee Bonds	—	74,829,567	—	74,829,567

Total Long-Term Bonds	—	8,066,378,798	170,839,085	8,237,217,883

Common Stocks (e)	1,848,370	2,131,250	12,658,764	16,638,384
Preferred Stock	11,082,258	—	—	11,082,258
Warrants (f)	—	—	75,060	75,060
Short-Term Investment
Repurchase Agreement	—	379,592,445	—	379,592,445

Total Investments in Securities	$12,930,628	$8,448,102,493	$183,572,909	$8,644,606,030

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $3,610,876 is held in Electric within the Convertible Bond section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $36,531,648 are held in Entertainment within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $20,538,525, $84,086,737 and $26,071,299 are held in Aerospace & Defense, Auto Parts & Equipment and Distribution & Wholesale, respectively, within Loan Assignments whose values were obtained from an independent pricing service which utilized a single broker quote to measure each such value as referenced in the Portfolio of Investments.

(e)	The Level 3 securities valued at $2,316,285, $289,913, $857,561 and $9,195,005 are held in Electric, Lodging, Media and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

(f)	The Level 3 security valued at $75,060 is held in Food within the Warrants section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2014, a security with a market value of $2,956,250 transferred from Level 1 to Level 2. The transfer occurred as a result of the value of this security being obtained by utilizing the average two broker quotes.

As of October 31, 2014, a security with a market value of $71,943,947 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain Loan Assignments obtained from an independent pricing service utilizing a single broker quote with significant unobservable inputs. The fair value obtained for this security from an independent pricing service as of October 31, 2013, utilized the average of multiple bid quotations.

During the year ended October 31, 2014, a security with a market value of $42,982,056 transferred from Level 3 to Level 2. The transfer occurred as a result of the value of this security being obtained from an independent pricing source using observable inputs as of October 31, 2014. As of October 31, 2013 the valuation of this security was obtained using fair valued prices due to market quotations not being readily available.

As of October 31, 2014, a security with a market value of $1,563,750 transferred from Level 1 to Level 3 as this security was fair valued when compared to the prior year price which was based on a quoted price. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2014 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2014 (a)
Long-Term Bonds
Convertible Bonds
Electric	$6,075,462	$—	$1,573,908	$(1,915,739)		$4,478,799	(b)	$(6,601,554)		$—	$—	$3,610,876	$—
Internet	6,154	—	—	(6,154	)(c)	—		—		—	—	—	—
Corporate Bonds
Commercial Services	389,256	—	—	(389,256	)(d)	—		—		—	—	—	—
Engineering & Construction	42,982,056	—	—	—		—		—		—	(42,982,056)	—	—
Entertainment	36,731,754	18,469	16,482	50,808		—		(285,865)		—	—	36,531,648	(18,470)
Loan Assignments
Aerospace & Defense	—	23,745	—	105,480		20,409,300		—		—	—	20,538,525	105,480
Auto Parts & Equipment	—	930,206	—	(2,181,952)		13,394,536	(e)	—		71,943,947	—	84,086,737	(2,181,952)
Distribution & Wholesale	—	(1,809)	3,598	(61,232)		33,264,313		(7,133,571	)(f)	—	—	26,071,299	(61,232)
Finance—Other Services	14,522,250	37,748	714,120	(824,118)		—		(14,450,000	)(f)	—	—	—	—
Lodging	9,640,000	4,995	55,722	(188,025)		—		(9,512,692	)(f)	—	—	—	—
Pharmaceuticals	14,344,234	25,402	340,039	(577,425)		—		(14,132,250	)(f)	—	—	—	—
Common Stocks
Electric	977,987	—	—	1,338,298		—		—		—	—	2,316,285	1,338,298
Lodging	579,826	—	—	(289,913)		—		—		—	—	289,913	(289,913)
Media	—	—	—	854,126		3,435		—		—	—	857,561	854,126
Metal, Fabricate & Hardware	9,195,005	—	—	—		—		—		—	—	9,195,005	—
Warrants
Food	—	—	—	(1,488,690)		—		—		1,563,750		75,060	(1,488,690)
Media	23	—	—	3,412		—		(3,435)		—	—	—	—

Total	$135,444,007	$1,038,756	$2,703,869	$(5,570,380)		$71,550,383		$(52,119,367)		$73,507,697	$(42,982,056)	$183,572,909	$(1,742,353)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Purchases include securities received from a restructure.

(c)	At Home Corp. was written off on March 3, 2014.

(d)	Quebecor World, Inc. (Litigation Recovery Trust-Escrow Shares) were removed from the books and records on September 25, 2014.

(e)	Purchases include PIK securities.

(f)	Sales include principal reductions.

24	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $8,556,523,460)	$8,644,606,030
Receivables:
Dividends and interest	151,677,994
Investment securities sold	39,849,298
Fund shares sold	16,195,322
Other assets	116,709

Total assets	8,852,445,353

Liabilities
Payables:
Investment securities purchased	104,188,810
Fund shares redeemed	18,505,213
Manager (See Note 3)	3,995,117
Transfer agent (See Note 3)	2,276,139
NYLIFE Distributors (See Note 3)	1,652,150
Shareholder communication	340,916
Professional fees	77,674
Trustees	17,299
Custodian	6,535
Accrued expenses	36,512
Dividend payable	5,494,254

Total liabilities	136,590,619

Net assets	$8,715,854,734

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$14,693,872
Additional paid-in capital	8,620,172,677

8,634,866,549
Distributions in excess of net investment income	(7,070,181)
Accumulated net realized gain (loss) on investments	(24,204)
Net unrealized appreciation (depreciation) on investments	88,082,570

Net assets	$8,715,854,734

Class A
Net assets applicable to outstanding shares	$3,678,466,270

Shares of beneficial interest outstanding	620,213,323

Net asset value per share outstanding	$5.93
Maximum sales charge (4.50% of offering price)	0.28

Maximum offering price per share outstanding	$6.21

Investor Class
Net assets applicable to outstanding shares	$296,534,945

Shares of beneficial interest outstanding	49,530,953

Net asset value per share outstanding	$5.99
Maximum sales charge (4.50% of offering price)	0.28

Maximum offering price per share outstanding	$6.27

Class B
Net assets applicable to outstanding shares	$172,639,823

Shares of beneficial interest outstanding	29,254,884

Net asset value and offering price per share outstanding	$5.90

Class C
Net assets applicable to outstanding shares	$785,873,389

Shares of beneficial interest outstanding	133,130,570

Net asset value and offering price per share outstanding	$5.90

Class I
Net assets applicable to outstanding shares	$3,762,168,617

Shares of beneficial interest outstanding	633,857,971

Net asset value and offering price per share outstanding	$5.94

Class R1
Net assets applicable to outstanding shares	$29,428

Shares of beneficial interest outstanding	4,963

Net asset value and offering price per share outstanding	$5.93

Class R2
Net assets applicable to outstanding shares	$11,049,234

Shares of beneficial interest outstanding	1,862,657

Net asset value and offering price per share outstanding	$5.93

Class R6
Net assets applicable to outstanding shares	$9,093,028

Shares of beneficial interest outstanding	1,531,901

Net asset value and offering price per share outstanding	$5.94

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Interest	$576,056,710
Dividends (a)	1,934,900

Total income	577,991,610

Expenses
Manager (See Note 3)	48,599,116
Distribution/Service—Class A (See Note 3)	9,931,621
Distribution/Service—Investor Class (See Note 3)	756,095
Distribution/Service—Class B (See Note 3)	1,871,643
Distribution/Service—Class C (See Note 3)	8,152,229
Distribution/Service—Class R2 (See Note 3)	33,934
Transfer agent (See Note 3)	14,491,562
Shareholder communication	1,773,638
Professional fees	355,328
Registration	271,936
Trustees	151,848
Custodian	81,816
Shareholder service (See Note 3)	13,602
Miscellaneous	212,904

Total expenses	86,697,272

Net investment income (loss)	491,294,338

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	153,627,787
Net change in unrealized appreciation (depreciation) on investments	(277,508,415)

Net realized and unrealized gain (loss) on investments	(123,880,628)

Net increase (decrease) in net assets resulting from operations	$367,413,710

(a)	Dividends recorded net of foreign withholding taxes in the amount of $24,193.

26	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$491,294,338	$513,166,416
Net realized gain (loss) on investments	153,627,787	173,772,699
Net change in unrealized appreciation (depreciation) on investments	(277,508,415)	(94,237,946)

Net increase (decrease) in net assets resulting from operations	367,413,710	592,701,169

Dividends to shareholders:
From net investment income:
Class A	(259,359,166)	(281,250,098)
Investor Class	(19,682,303)	(20,852,106)
Class B	(10,790,345)	(13,085,525)
Class C	(47,137,749)	(51,239,807)
Class I	(245,198,107)	(233,684,269)
Class R1	(1,952)	(1,924)
Class R2	(872,139)	(1,056,452)
Class R6	(180,546)	(771)

Total dividends to shareholders	(583,222,307)	(601,170,952)

Capital share transactions:
Net proceeds from sale of shares	2,249,951,118	2,899,836,530
Net asset value of shares issued to shareholders in reinvestment of dividends	512,961,965	504,021,939
Cost of shares redeemed	(2,614,781,262)	(3,037,427,701)

Increase (decrease) in net assets derived from capital share transactions	148,131,821	366,430,768

Net increase (decrease) in net assets	(67,676,776)	357,960,985

Net Assets
Beginning of year	8,783,531,510	8,425,570,525

End of year	$8,715,854,734	$8,783,531,510

Distributions in excess of net investment income at end of year	$(7,070,181)	$(7,556,977)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$6.08	$6.08	$5.84	$5.92	$5.56

Net investment income (loss) (a)	0.34	0.36	0.39	0.41	0.40
Net realized and unrealized gain (loss) on investments	(0.09)	0.06	0.27	(0.07)	0.39
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.25	0.42	0.66	0.34	0.79

Less dividends and distributions:
From net investment income	(0.40)	(0.42)	(0.42)	(0.42)	(0.42)
Return of capital	—	—	—	—	(0.01)

Total dividends and distributions	(0.40)	(0.42)	(0.42)	(0.42)	(0.43)

Redemption fee (b)	—	—	—	—	0.00 ‡

Net asset value at end of year	$5.93	$6.08	$6.08	$5.84	$5.92

Total investment return (c)	4.14%	7.15%	11.76%	5.94%	14.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.52%	5.89%	6.56%	6.86%	7.07%
Net expenses	0.99%	1.01%	1.00%	0.99%	1.03%
Portfolio turnover rate	41%	40%	29%	45%	41%
Net assets at end of year (in 000’s)	$3,678,466	$4,055,185	$4,086,134	$3,355,007	$3,409,419

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$6.14	$6.13	$5.88	$5.97	$5.60

Net investment income (loss) (a)	0.34	0.36	0.39	0.41	0.41
Net realized and unrealized gain (loss) on investments	(0.09)	0.07	0.28	(0.08)	0.38
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.25	0.43	0.67	0.33	0.79

Less dividends and distributions:
From net investment income	(0.40)	(0.42)	(0.42)	(0.42)	(0.41)
Return of capital	—	—	—	—	(0.01)

Total dividends and distributions	(0.40)	(0.42)	(0.42)	(0.42)	(0.42)

Redemption fee (b)	—	—	—	—	0.00 ‡

Net asset value at end of year	$5.99	$6.14	$6.13	$5.88	$5.97

Total investment return (c)	4.13%	7.24%	11.82%	5.69%	14.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.50%	5.88%	6.53%	6.80%	7.03%
Net expenses	1.01%	1.02%	1.03%	1.05%	1.08%
Portfolio turnover rate	41%	40%	29%	45%	41%
Net assets at end of year (in 000’s)	$296,535	$307,643	$301,074	$285,656	$282,489

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

28	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2014	2013	2012	2011	2010
Net asset value at beginning of year	$6.05	$6.05	$5.81	$5.90	$5.54

Net investment income (loss) (a)	0.29	0.31	0.34	0.36	0.36
Net realized and unrealized gain (loss) on investments	(0.09)	0.06	0.27	(0.08)	0.38
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.20	0.37	0.61	0.28	0.74

Less dividends and distributions:
From net investment income	(0.35)	(0.37)	(0.37)	(0.37)	(0.37)
Return of capital	—	—	—	—	(0.01)

Total dividends and distributions	(0.35)	(0.37)	(0.37)	(0.37)	(0.38)

Redemption fee (b)	—	—	—	—	0.00 ‡

Net asset value at end of year	$5.90	$6.05	$6.05	$5.81	$5.90

Total investment return (c)	3.35%	6.36%	10.94%	4.95%	13.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.75%	5.13%	5.78%	6.05%	6.27%
Net expenses	1.76%	1.77%	1.78%	1.80%	1.83%
Portfolio turnover rate	41%	40%	29%	45%	41%
Net assets at end of year (in 000’s)	$172,640	$197,273	$221,723	$267,752	$375,368

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$6.05	$6.05	$5.81	$5.90	$5.54

Net investment income (loss) (a)	0.29	0.31	0.34	0.36	0.36
Net realized and unrealized gain (loss) on investments	(0.09)	0.06	0.27	(0.08)	0.38
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.20	0.37	0.61	0.28	0.74

Less dividends and distributions:
From net investment income	(0.35)	(0.37)	(0.37)	(0.37)	(0.37)
Return of capital	—	—	—	—	(0.01)

Total dividends and distributions	(0.35)	(0.37)	(0.37)	(0.37)	(0.38)

Redemption fee (b)	—	—	—	—	0.00 ‡

Net asset value at end of year	$5.90	$6.05	$6.05	$5.81	$5.90

Total investment return (c)	3.34%	6.36%	10.93%	4.95%	13.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.75%	5.13%	5.78%	6.05%	6.28%
Net expenses	1.76%	1.77%	1.78%	1.80%	1.83%
Portfolio turnover rate	41%	40%	29%	45%	41%
Net assets at end of year (in 000’s)	$785,873	$814,589	$819,807	$654,224	$698,491

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$6.08	$6.08	$5.84	$5.92	$5.56

Net investment income (loss) (a)	0.35	0.37	0.40	0.42	0.42
Net realized and unrealized gain (loss) on investments	(0.08)	0.07	0.28	(0.06)	0.38
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.27	0.44	0.68	0.36	0.80

Less dividends and distributions:
From net investment income	(0.41)	(0.44)	(0.44)	(0.44)	(0.43)
Return of capital	—	—	—	—	(0.01)

Total dividends and distributions	(0.41)	(0.44)	(0.44)	(0.44)	(0.44)

Redemption fee (b)	—	—	—	—	0.00 ‡

Net asset value at end of year	$5.94	$6.08	$6.08	$5.84	$5.92

Total investment return (c)	4.58%	7.40%	12.02%	6.19%	14.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.76%	6.13%	6.81%	7.11%	7.34%
Net expenses	0.74%	0.76%	0.75%	0.74%	0.78%
Portfolio turnover rate	41%	40%	29%	45%	41%
Net assets at end of year (in 000’s)	$3,762,169	$3,393,780	$2,982,526	$1,775,230	$1,736,365

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

	Year ended October 31,		June 29, 2012** through October 31,
Class R1	2014	2013	2012
Net asset value at beginning of period	$6.08	$6.08	$5.92

Net investment income (loss) (a)	0.34	0.37	0.14
Net realized and unrealized gain (loss) on investments	(0.08)	0.06	0.16
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00	‡

Total from investment operations	0.26	0.43	0.30

Less dividends:
From net investment income	(0.41)	(0.43)	(0.14)

Net asset value at end of period	$5.93	$6.08	$6.08

Total investment return (b)	4.31%	7.32%	5.17	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.66%	6.03%	6.49	%††
Net expenses	0.84%	0.86%	0.87	%††
Portfolio turnover rate	41%	40%	29%
Net assets at end of period (in 000’s)	$29	$28	$26

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

30	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2014	2013	2012	2011	2010
Net asset value at beginning of year	$6.08	$6.08	$5.84	$5.93	$5.56

Net investment income (loss) (a)	0.33	0.35	0.38	0.40	0.40
Net realized and unrealized gain (loss) on investments	(0.09)	0.07	0.28	(0.07)	0.39
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.24	0.42	0.66	0.33	0.79

Less dividends and distributions:
From net investment income	(0.39)	(0.42)	(0.42)	(0.42)	(0.41)
Return of capital	—	—	—	—	(0.01)

Total dividends and distributions	(0.39)	(0.42)	(0.42)	(0.42)	(0.42)

Redemption fee (b)	—	—	—	—	0.00 ‡

Net asset value at end of year	$5.93	$6.08	$6.08	$5.84	$5.93

Total investment return (c)	4.04%	7.06%	11.66%	5.67%	14.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.43%	5.79%	6.46%	6.76%	6.99%
Net expenses	1.09%	1.11%	1.10%	1.09%	1.13%
Portfolio turnover rate	41%	40%	29%	45%	41%
Net assets at end of year (in 000’s)	$11,049	$15,008	$14,280	$9,927	$9,120

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

Class R6	Year ended October 31, 2014	June 17, 2013** through October 31, 2013
Net asset value at beginning of period	$6.09	$6.11

Net investment income (loss) (a)	0.36	0.14
Net realized and unrealized gain (loss) on investments	(0.08)	0.03

Total from investment operations	0.28	0.17

Less dividends:
From net investment income	(0.43)	(0.19)

Net asset value at end of period	$5.94	$6.09

Total investment return (b)	4.60%	2.79	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.88%	6.24	%††
Net expenses	0.58%	0.59	%††
Portfolio turnover rate	41%	40%
Net assets at end of period (in 000’s)	$9,093	$26

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay High Yield Corporate Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers eight classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Class R1 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on June 17, 2013. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1 and Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs

32	MainStay High Yield Corporate Bond Fund

reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or

Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund held securities with a value of $52,876,348 that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by a single broker quote obtained from the pricing service with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund held securities with a value of $130,696,561 that were valued by a single broker quote.

33

Notes to Financial Statements (continued)

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or

34	MainStay High Yield Corporate Bond Fund

retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts, if any, are mark-to-market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2014, the Fund did not hold any unfunded commitments.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2014, the Fund did not hold any rights.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(L)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(M)  Concentration of Risk.  The Fund’s principal investments include high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or

35

Notes to Financial Statements (continued)

yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these securities could decline significantly.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; and 0.50% in excess of $7 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.55% for the year ended October 31, 2014, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $48,599,116.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I, Class R1 and R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1and Class R2 shares. For its services, the Manager is entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1 and Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

36	MainStay High Yield Corporate Bond Fund

Shareholder service fees incurred by the Fund for the year ended October 31, 2014, were as follows:

Class R1	$29
Class R2	13,573

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $898,325 and $117,800, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $37,645, $82, $212,909 and $73,271, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$6,375,031
Investor Class	544,093
Class B	336,943
Class C	1,466,454
Class I	5,747,133
Class R1	46
Class R2	21,862

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$5,741,471	0.2%
Class R1	29,428	100.0

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$—	$(7,035,023)	$88,023,208	$80,988,185

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and adjustments on trust preferred securities. The other temporary differences are primarily due to dividends payable and defaulted bond income accruals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$92,414,765	$(15,339,652)	$(77,075,113)

The reclassifications for the Fund are primarily due to defaulted bonds, return of capital distributions received, dividend redesignations and taxable overdistributions.

The Fund utilized $138,288,827 of capital loss carryforwards during the year ended October 31, 2014.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$567,172,426	$601,170,952
Long-Term Capital Gain	16,049,881	—
Total	$583,222,307	$601,170,952

37

Notes to Financial Statements (continued)

Note 5–Restricted Securities

As of October 31, 2014, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Number of Warrants/ Shares	Cost	10/31/14 Value	Percent of Net Assets
Affinity Gaming LLC Common Stock	5/4/12	275,000	$3,093,750	$2,131,250	0.0	%‡
ASG Corp. Warrants Expire 5/15/18	4/30/10	12,510	—	75,060	0.0	‡
ION Media Networks, Inc. Common Stock	12/20/10-3/12/10	2,267	3,435	857,561	0.0	‡
Majestic Star Casino LLC Membership Units Common Stock	12/1/11	446,020	892,040	289,913	0.0	‡
Neenah Enterprises, Inc. Common Stock	7/29/10	717,799	6,079,757	9,195,005	0.1
Neenah Foundry Co. Term Loan Loan Assignment 6.75%, due 4/26/17	5/10/13	$16,377,569	15,915,612	16,241,095	0.2
Sterling Entertainment Enterprise LLC Corporate Bond 9.75%, due 12/31/19	12/21/12	$35,000,000	35,000,000	36,312,500	0.4
Upstate New York Power Producers, Inc Common Stock	5/11/99-2/28/11	51,473	875,042	2,316,285	0.0	‡
Upstate New York Power Producers, Inc. (PIK) Convertible Bond 20.00%, due 6/15/17	12/15/13-7/15/14	$3,312,730	3,610,876	3,610,876	0.1
Total			$65,470,512	$71,029,545	0.8%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the

Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $3,512,752 and $3,469,854, respectively.

38	MainStay High Yield Corporate Bond Fund

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	110,365,199	$670,023,112
Shares issued to shareholders in reinvestment of dividends and distributions	36,740,423	222,529,421
Shares redeemed	(198,679,136)	(1,206,457,547)

Net increase (decrease) in shares outstanding before conversion	(51,573,514)	(313,905,014)
Shares converted into Class A (See Note 1)	6,448,322	39,346,330
Shares converted from Class A (See Note 1)	(1,694,448)	(10,231,579)

Net increase (decrease)	(46,819,640)	$(284,790,263)

Year ended October 31, 2013:
Shares sold	176,899,981	$1,079,330,549
Shares issued to shareholders in reinvestment of dividends and distributions	37,600,362	228,639,903
Shares redeemed	(226,349,874)	(1,379,492,285)

Net increase (decrease) in shares outstanding before conversion	(11,849,531)	(71,521,833)
Shares converted into Class A (See Note 1)	7,986,442	48,713,215
Shares converted from Class A (See Note 1)	(1,363,094)	(8,326,527)

Net increase (decrease)	(5,226,183)	$(31,135,145)

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	5,139,141	$31,542,310
Shares issued to shareholders in reinvestment of dividends and distributions	2,955,890	18,074,129
Shares redeemed	(6,948,997)	(42,620,153)

Net increase (decrease) in shares outstanding before conversion	1,146,034	6,996,286
Shares converted into Investor Class (See Note 1)	3,150,331	19,278,632
Shares converted from Investor Class (See Note 1)	(4,902,041)	(30,218,654)

Net increase (decrease)	(605,676)	$(3,943,736)

Year ended October 31, 2013:
Shares sold	6,464,668	$39,906,460
Shares issued to shareholders in reinvestment of dividends and distributions	3,094,163	18,986,445
Shares redeemed	(7,095,281)	(43,666,594)

Net increase (decrease) in shares outstanding before conversion	2,463,550	15,226,311
Shares converted into Investor Class (See Note 1)	3,766,462	23,193,781
Shares converted from Investor Class (See Note 1)	(5,207,042)	(31,988,318)

Net increase (decrease)	1,022,970	$6,431,774

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	3,686,951	$22,339,318
Shares issued to shareholders in reinvestment of dividends and distributions	1,589,123	9,576,092
Shares redeemed	(5,629,155)	(34,047,861)

Net increase (decrease) in shares outstanding before conversion	(353,081)	(2,132,451)
Shares converted from Class B (See Note 1)	(3,001,073)	(18,174,729)

Net increase (decrease)	(3,354,154)	$(20,307,180)

Year ended October 31, 2013:
Shares sold	6,323,004	$38,471,123
Shares issued to shareholders in reinvestment of dividends and distributions	1,855,402	11,235,612
Shares redeemed	(7,020,671)	(42,574,998)

Net increase (decrease) in shares outstanding before conversion	1,157,735	7,131,737
Shares converted from Class B (See Note 1)	(5,198,658)	(31,592,151)

Net increase (decrease)	(4,040,923)	$(24,460,414)

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	19,523,977	$118,252,720
Shares issued to shareholders in reinvestment of dividends and distributions	6,235,668	37,589,928
Shares redeemed	(27,239,768)	(164,557,932)

Net increase (decrease)	(1,480,123)	$(8,715,284)

Year ended October 31, 2013:
Shares sold	25,883,806	$157,661,057
Shares issued to shareholders in reinvestment of dividends and distributions	6,279,139	38,021,472
Shares redeemed	(33,021,320)	(200,410,718)

Net increase (decrease)	(858,375)	$(4,728,189)

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	229,736,475	$1,394,593,547
Shares issued to shareholders in reinvestment of dividends and distributions	37,019,295	224,384,770
Shares redeemed	(190,756,413)	(1,158,534,085)

Net increase (decrease)	75,999,357	$460,444,232

Year ended October 31, 2013:
Shares sold	257,666,944	$1,577,377,732
Shares issued to shareholders in reinvestment of dividends and distributions	33,919,506	206,353,124
Shares redeemed	(224,166,121)	(1,364,179,264)

Net increase (decrease)	67,420,329	$419,551,592

39

Notes to Financial Statements (continued)

Class R1	Shares	Amount
Year ended October 31, 2014:
Shares issued to shareholders in reinvestment of dividends and distributions	322	$1,952

Net increase (decrease)	322	$1,952

Year ended October 31, 2013:
Shares issued to shareholders in reinvestment of dividends and distributions	317	$1,924

Net increase (decrease)	317	$1,924

Class R2	Shares	Amount
Year ended October 31, 2014:
Shares sold	645,590	$3,925,578
Shares issued to shareholders in reinvestment of dividends and distributions	103,268	625,983
Shares redeemed	(1,354,297)	(8,228,181)

Net increase (decrease)	(605,439)	$(3,676,620)

Year ended October 31, 2013:
Shares sold	1,155,793	$7,064,609
Shares issued to shareholders in reinvestment of dividends and distributions	128,602	782,688
Shares redeemed	(1,164,547)	(7,103,842)

Net increase (decrease)	119,848	$743,455

Class R6	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,553,448	$9,274,533
Shares issued to shareholders in reinvestment of dividends and distributions	29,775	179,690
Shares redeemed	(55,542)	(335,503)

Net increase (decrease)	1,527,681	$9,118,720

Period ended October 31, 2013 (a):
Shares sold	4,092	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	128	771

Net increase (decrease)	4,220	$25,771

(a)	Class R6 shares were first offered on June 17, 2013.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay High Yield Corporate Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Corporate Bond Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Corporate Bond Fund of The MainStay Funds as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

41

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $16,049,881 as a long term capital gain distribution.

For the fiscal year ended October 31, 2014, the Fund designated approximately $383,963 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

42	MainStay High Yield Corporate Bond Fund

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

43

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

44	MainStay High Yield Corporate Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

45

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

46	MainStay High Yield Corporate Bond Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1632694 MS360-14	MSHY11-12/14 (NYLIM) NL212

MainStay Money Market Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[3]	No Sales Charge	0.01%	0.01%	1.38%	0.65%
Investor Class Shares[3,4]	No Sales Charge	0.01	0.01	1.37	0.90
Class B Shares[3]	No Sales Charge	0.01	0.01	1.37	0.90
Class C Shares[3]	No Sales Charge	0.01	0.01	1.37	0.90

7-Day Current Yield: 0.01%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of October 31, 2014, MainStay Money Market Fund had an effective 7-day yield of 0.01% for Investor Class, Class A, B and C shares. The 7-day current yield was 0.01% for Class A, Investor Class, Class B and C shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been –0.56%, –0.75%, –0.75%, and –0.75%, for Class A, Investor Class, Class B and C shares, respectively, and the 7-day current yield would have been –0.56%, –0.76%, –0.76%, and –0.76%, for Class A, Investor Class, Class B and C shares, respectively. The current yield reflects the Fund’s earnings better than the Fund’s total return.
4.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnote on the next page is an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Average Lipper Money Market Fund[5]	0.01%	0.02%	1.37%

5.	The average Lipper money market fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,000.10	$0.55	$1,024.70	$0.56

Investor Class Shares	$1,000.00	$1,000.10	$0.55	$1,024.70	$0.56

Class B Shares	$1,000.00	$1,000.10	$0.55	$1,024.70	$0.56

Class C Shares	$1,000.00	$1,000.10	$0.55	$1,024.70	$0.56

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.11% for Class A, 0.11% for Investor Class, and 0.11% for Class B and Class C) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Thomas J. Girard and David E. Clement, CFA, of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Money Market Fund perform relative to its peers during the 12 months ended October 31, 2014?

As of October 31, 2014, MainStay Money Market Fund provided a 7-day current yield of 0.01% for Class A, Investor Class, Class B and Class C shares. As of the same date, the Fund provided a 7-day effective yield of 0.01% for all share classes. For the 12 months ended October 31, 2014, all share classes returned 0.01%. All share classes performed in line with the 0.01% return of the average Lipper1 money market fund for the 12 months ended October 31, 2014. Performance figures for the Fund reflect certain fee waivers and/or expense limitations without which total returns would have been lower.

What factors affected the Fund’s performance during the reporting period?

During the reporting period, short-term interest rates remained at historically low levels. However, for the first time in quite some time, the market began to anticipate that short-term rates could rise in the foreseeable future. Some market forecasts project that the Federal Reserve will begin to raise short-term rates sometime between mid-2015 and the end of 2015. Also during the reporting period, the U.S. Securities and Exchange Commission (SEC) approved money market fund reforms that could have a major impact on the industry once they are implemented.2

What was the Fund’s duration3 strategy during the reporting period?

We kept the Fund’s duration target between 45 and 55 days. This target range gave the Fund a fair amount of flexibility to invest in all sectors of the money markets. At the same time, it allowed for yield enhancement in an upward-sloping yield-curve4 environment. At the end of the reporting period the Fund had a duration of 50 days compared to a duration of 48 days at the end of the prior annual reporting period.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The richness of the repurchase agreement market and tightening of supply within the asset-backed security market influenced our decision to deemphasize these sectors and move into the commercial paper market during the reporting period. We also worked diligently during the reporting period to maintain a healthy exposure to floating-rate notes that, while more expensive, continued to offer higher yields than U.S. Treasury bills. Floating-rate notes may also offer a measure of protection should short-term interest rates rise, as some expect in 2015.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

The strongest contributing sector during the reporting period was floating-rate notes. The Fund’s asset-backed securities were also strong contributors to performance. On the other hand, repurchase agreements were the weakest contributors to the Fund’s performance.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, significant purchases included U.S. Bank floating-rate notes due 1/15/15, Bank of New York Mellon corporate floating-rate note due 10/23/15 and Dell Equipment Finance Trust asset-backed security 2014-1 A1 due 8/14/15. Since the Fund typically holds securities until they mature, there were no significant sales during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s weighting in commercial paper and decreased the Fund’s weighting in repurchase agreements.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See Note 7 on page 23 for more information.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered to be a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2014

	Principal Amount	Amortized Cost

Short-Term Investments 100.4%†
Certificates of Deposit 8.1%
Bank of Montreal 0.233%, due 7/14/15 (a)	$3,945,000	$3,945,000
JPMorgan Chase Bank NA 0.293%, due 10/23/15 (a)	3,975,000	3,975,000
Toronto-Dominion Bank (The) 0.212%, due 2/3/15 (a)	3,815,000	3,815,000
0.217%, due 11/18/14 (a)	3,815,000	3,815,000
0.242%, due 9/4/15 (a)	4,000,000	4,000,000
U.S. Bank NA 0.173%, due 1/15/15 (a)	3,945,000	3,945,000
Wells Fargo Bank NA 0.233%, due 3/6/15 (a)	3,815,000	3,815,000
0.233%, due 4/2/15 (a)	3,875,000	3,875,000

		31,185,000

Financial Company Commercial Paper 14.1%
American Honda Finance Corp. 0.07%, due 11/24/14 (b)	5,000,000	4,999,776
Caterpillar Financial Services Corp. 0.09%, due 12/5/14 (b)	3,000,000	2,999,745
Commonwealth Bank of Australia 0.231%, due 10/7/15 (a)(b)(c)	4,015,000	4,015,000
CPPIB Capital, Inc. 0.13%, due 1/21/15 (b)(c)	5,950,000	5,948,260
Massachusetts Mutual Life Insurance Co. 0.08%, due 11/10/14 (b)(c)	5,005,000	5,004,900
0.08%, due 11/19/14 (b)(c)	4,930,000	4,929,803
National Rural Utilities Cooperative Finance Corp. 0.10%, due 12/3/14 (b)	5,000,000	4,999,556
Nationwide Life Insurance Co. 0.13%, due 11/3/14 (b)(c)	5,000,000	4,999,964
0.14%, due 11/3/14 (b)(c)	4,050,000	4,049,968
0.14%, due 12/8/14 (b)(c)	2,785,000	2,784,599
PACCAR Financial Corp. 0.07%, due 12/2/14 (b)	5,880,000	5,879,646
Private Export Funding Corp. 0.16%, due 2/20/15 (b)(c)	4,045,000	4,043,004

		54,654,221

Government Agency Debt 3.9%
Federal Agricultural Mortgage Corp. 0.01%, due 11/3/14	2,000,000	1,999,999
0.06%, due 2/2/15	4,000,000	3,999,380
0.075%, due 12/16/14	4,000,000	3,999,625

	Principal Amount	Amortized Cost

Government Agency Debt (continued)
Federal Farm Credit Bank 0.01%, due 11/12/14	$2,020,000	$2,019,994
Federal Home Loan Bank 0.06%, due 11/21/14	3,000,000	2,999,900

		15,018,898

Other Commercial Paper 51.5%
3M Co. 0.06%, due 11/10/14 (b)(c)	4,065,000	4,064,939
Air Products & Chemicals, Inc. 0.08%, due 11/7/14 (b)(c)	3,800,000	3,799,949
Alabama Power Co. 0.07%, due 11/4/14 (b)(c)	4,000,000	3,999,977
Apple, Inc. 0.06%, due 12/10/14 (b)(c)	5,960,000	5,959,613
Archer-Daniels-Midland Co. 0.06%, due 11/5/14 (b)(c)	4,015,000	4,014,973
0.07%, due 12/12/14 (b)(c)	3,000,000	2,999,761
Army and Air Force Exchange Service 0.11%, due 1/12/15 (b)(c)	4,015,000	4,014,117
0.11%, due 1/15/15 (b)(c)	3,965,000	3,964,091
0.11%, due 1/26/15 (b)(c)	3,185,000	3,184,163
Colgate-Palmolive Co. 0.07%, due 12/1/14 (b)(c)	3,975,000	3,974,768
ConocoPhillips Qatar Funding Ltd. 0.08%, due 11/17/14 (b)(c)	5,000,000	4,999,822
0.09%, due 11/7/14 (b)(c)	5,225,000	5,224,922
E.I. du Pont de Nemours & Co. 0.07%, due 11/21/14 (b)(c)	5,000,000	4,999,805
0.07%, due 12/2/14 (b)(c)	5,960,000	5,959,641
Emerson Electric Co. 0.06%, due 11/10/14 (b)(c)	1,610,000	1,609,976
Exxon Mobil Corp. 0.07%, due 11/18/14 (b)	5,000,000	4,999,835
Google, Inc. 0.07%, due 11/12/14 (b)(c)	4,000,000	3,999,914
Henkel of America, Inc. 0.20%, due 11/26/14 (b)(c)	5,000,000	4,999,306
Hershey Co. (The) 0.05%, due 11/5/14 (b)(c)	4,960,000	4,959,972
Honeywell International, Inc. 0.10%, due 11/4/14 (b)(c)	2,800,000	2,799,977
Intel Corp. 0.08%, due 12/2/14 (b)	4,930,000	4,929,660
0.08%, due 12/12/14 (b)	4,985,000	4,984,546
Kimberly-Clark Worldwide, Inc. 0.06%, due 11/20/14 (b)(c)	2,000,000	1,999,937
L’Oreal U.S.A., Inc. 0.07%, due 12/3/14 (b)(c)	4,965,000	4,964,691

†	Percentages indicated are based on Fund net assets.

10	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Other Commercial Paper (continued)
McDonald’s Corp. 0.06%, due 11/3/14 (b)(c)	$5,500,000	$5,499,982
0.06%, due 11/19/14 (b)(c)	3,000,000	2,999,910
0.08%, due 1/12/15 (b)(c)	1,985,000	1,984,682
Microsoft Corp. 0.05%, due 11/12/14 (b)(c)	1,000,000	999,985
0.07%, due 11/12/14 (b)(c)	4,060,000	4,059,913
0.07%, due 12/17/14 (b)(c)	5,960,000	5,959,467
Parker-Hannifin Corp. 0.07%, due 11/13/14 (b)(c)	6,060,000	6,059,859
PepsiCo, Inc. 0.07%, due 11/6/14 (b)(c)	3,500,000	3,499,966
0.08%, due 12/11/14 (b)(c)	2,000,000	1,999,822
Praxair, Inc. 0.06%, due 11/4/14 (b)	5,000,000	4,999,975
Province of Ontario Canada 0.09%, due 11/10/14 (b)	5,010,000	5,009,887
Province of Quebec Canada 0.05%, due 11/5/14 (b)(c)	4,045,000	4,044,977
Southern California Edison Co. 0.18%, due 11/7/14 (b)(c)	4,400,000	4,399,868
0.18%, due 11/10/14 (b)(c)	4,000,000	3,999,820
Unilever Capital Corp. 0.07%, due 11/12/14 (b)(c)	5,950,000	5,949,873
United Parcel Service, Inc. 0.08%, due 12/1/14 (b)(c)	11,990,000	11,989,201
United Technologies Corp. 0.10%, due 12/29/14 (b)(c)	4,965,000	4,964,200
UnitedHealth Group, Inc. 0.18%, due 11/4/14 (b)(c)	3,980,000	3,979,940
0.20%, due 12/3/14 (b)(c)	3,500,000	3,499,378
Wal-Mart Stores, Inc. 0.07%, due 11/13/14 (b)(c)	3,570,000	3,569,917
Walt Disney Co. (The) 0.07%, due 12/23/14 (b)(c)	1,600,000	1,599,838
WGL Holdings, Inc. 0.14%, due 11/3/14 (b)(c)	2,000,000	1,999,984
0.16%, due 11/5/14 (b)(c)	5,000,000	4,999,911

		199,478,710

Other Notes 5.2%
American Honda Finance Corp. 0.235%, due 12/5/14 (a)	3,815,000	3,815,000
Bank of New York Mellon Corp. (The) 0.461%, due 10/23/15 (a)	2,185,000	2,189,334
Dell Equipment Finance Trust Series 2014-1, Class A1 0.26%, due 8/14/15 (c)	1,314,401	1,314,401

	Principal Amount	Amortized Cost

Other Notes (continued)
Enterprise Fleet Financing LLC Series 2014-1, Class A1 0.25%, due 2/20/15 (c)	$342,767	$342,767
GE Equipment Transportation LLC Series 2014-1, Class A1 0.20%, due 6/23/15	675,411	675,411
GreatAmerica Leasing Receivables Series 2014-1, Class A1 0.25%, due 3/15/15 (c)	199,794	199,794
Honda Auto Receivables Owner Trust Series 2014-1, Class A1 0.19%, due 3/23/15	74,376	74,376
Hyundai Auto Lease Securitization Trust Series 2014-B, Class A1 0.20%, due 7/15/15 (c)	913,881	913,881
John Deere Owner Trust Series 2014-B, Class A1 0.21%, due 9/24/15	2,234,626	2,234,626
National Rural Utilities Cooperative Finance Corp. 0.282%, due 5/1/15 (a)	3,890,000	3,890,000
United Technologies Corp. 0.734%, due 6/1/15 (a)	4,030,000	4,041,880
Volvo Financial Equipment LLC Series 2014-1A, Class A1 0.21%, due 3/16/15 (c)	227,573	227,573

		19,919,043

Treasury Debt 12.2%
United States Treasury Bills 0.001%, due 11/6/14 (b)	2,000,000	2,000,000
0.006%, due 1/2/15 (b)	4,000,000	3,999,959
United States Treasury Notes 0.125%, due 12/31/14	3,795,000	3,794,793
0.125%, due 4/30/15	1,950,000	1,950,452
0.25%, due 11/30/14	3,830,000	3,830,325
0.25%, due 1/31/15	3,815,000	3,816,030
0.25%, due 2/28/15	3,840,000	3,841,232
0.25%, due 3/31/15	3,870,000	3,871,689
0.25%, due 5/31/15	1,950,000	1,951,755
0.25%, due 7/31/15	3,150,000	3,152,969
0.25%, due 9/30/15	4,030,000	4,034,022
0.25%, due 11/30/15	4,000,000	4,003,750
0.375%, due 6/30/15	3,900,000	3,906,302
0.375%, due 8/31/15	3,150,000	3,155,752

		47,309,030

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Treasury Repurchase Agreements 5.4%
Bank of America N.A. 0.09%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $5,000,038 (Collateralized by a United States Treasury Bond with a rate of 0.00% and a maturity date of 8/15/31, with a Principal Amount of $8,370,124 and a Market Value of $5,100,000)	$5,000,000	$5,000,000
TD Securities (U.S.A.) LLC 0.09%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $15,885,119 (Collateralized by United States Treasury securities with rates between 0.875% and 5.50% and maturity dates between 8/15/17 and 8/15/28, with a Principal Amount of $15,637,800 and a Market Value of $16,202,744)	15,885,000	15,885,000

		20,885,000

Total Short-Term Investments (Amortized Cost $388,449,902) (d)	100.4%	388,449,902
Other Assets, Less Liabilities	(0.4)	(1,422,515)
Net Assets	100.0%	$387,027,387
(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2014.

(b)	Interest rate shown represents yield to maturity.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$31,185,000	$—	$31,185,000
Financial Company Commercial Paper	—	54,654,221	—	54,654,221
Government Agency Debt	—	15,018,898	—	15,018,898
Other Commercial Paper	—	199,478,710	—	199,478,710
Other Notes	—	19,919,043	—	19,919,043
Treasury Debt	—	47,309,030	—	47,309,030
Treasury Repurchase Agreements	—	20,885,000	—	20,885,000

Total Investments in Securities	$—	$388,449,902	$—	$388,449,902

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Money Market Fund investments by industry.

Industry Diversification (Unaudited)

	Amortized Cost	Percent †
Aerospace & Defense	$9,006,080	2.3%
Agriculture	7,014,734	1.8
Auto Manufacturers	8,814,776	2.3
Automobile ABS	1,331,024	0.4
Banks	42,389,334	11.0
Beverages	5,499,788	1.4
Chemicals	24,758,676	6.4
Computers	5,959,613	1.6
Cosmetics & Personal Care	5,974,705	1.6
Finance—Investment Banker/Broker	5,948,260	1.5
Diversified Financial Services	34,697,206	9.0
Electric	12,399,665	3.2
Electrical Components & Equipment	1,609,976	0.4
Electronics	2,799,977	0.7
Food	10,909,845	2.8
Gas	6,999,895	1.8
Health Care—Services	7,479,318	1.9
Insurance	21,769,234	5.6
Internet	3,999,914	1.0
Machinery—Construction & Mining	2,999,745	0.8
Media	1,599,838	0.4
Miscellaneous—Manufacturing	10,124,798	2.6
Oil & Gas	15,224,579	3.9
Other ABS	4,651,805	1.2
Regional (State & Province)	9,054,864	2.3
Retail	30,181,553	7.8
Semiconductors	9,914,206	2.6
Software	11,019,365	2.9
Sovereign	62,327,928	16.1
Transportation	11,989,201	3.1

	388,449,902	100.4
Other Assets, Less Liabilities	(1,422,515)	(0.4)

Net Assets	$387,027,387	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (amortized cost $388,449,902)	$388,449,902
Cash	976
Receivables:
Fund shares sold	1,962,252
Manager (See Note 3)	56,353
Interest	39,540
Other assets	41,084

Total assets	390,550,107

Liabilities
Payables:
Fund shares redeemed	3,337,371
Transfer agent (See Note 3)	147,198
Shareholder communication	23,610
Professional fees	5,643
Custodian	3,374
Trustees	769
Accrued expenses	4,677
Dividend payable	78

Total liabilities	3,522,720

Net assets	$387,027,387

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$3,870,742
Additional paid-in capital	383,153,601

387,024,343
Undistributed net investment income	3,223
Accumulated net realized gain (loss) on investments	(179)

Net assets	$387,027,387

Class A
Net assets applicable to outstanding shares	$230,329,559

Shares of beneficial interest outstanding	230,357,537

Net asset value and offering price per share outstanding	$1.00

Investor Class
Net assets applicable to outstanding shares	$56,177,224

Shares of beneficial interest outstanding	56,186,654

Net asset value and offering price per share outstanding	$1.00

Class B
Net assets applicable to outstanding shares	$63,581,209

Shares of beneficial interest outstanding	63,588,327

Net asset value and offering price per share outstanding	$1.00

Class C
Net assets applicable to outstanding shares	$36,939,395

Shares of beneficial interest outstanding	36,941,670

Net asset value and offering price per share outstanding	$1.00

14	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Interest	$470,826

Expenses
Manager (See Note 3)	1,890,970
Transfer agent (See Note 3)	851,243
Registration	108,413
Professional fees	57,794
Shareholder communication	39,686
Custodian	27,129
Trustees	7,065
Miscellaneous	14,100

Total expenses before waiver/reimbursement	2,996,400
Expense waiver/reimbursement from Manager (See Note 3)	(2,561,524)

Net expenses	434,876

Net investment income (loss)	35,950

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(179)

Net increase (decrease) in net assets resulting from operations	$35,771

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$35,950	$38,344
Net realized gain (loss) on investments	(179)	20

Net increase (decrease) in net assets resulting from operations	35,771	38,364

Dividends to shareholders:
From net investment income:
Class A	(24,067)	(25,645)
Investor Class	(3,771)	(3,866)
Class B	(5,247)	(6,101)
Class C	(2,865)	(2,729)

Total dividends to shareholders	(35,950)	(38,341)

Capital share transactions:
Net proceeds from sale of shares	475,869,125	630,608,506
Net asset value of shares issued to shareholders in reinvestment of dividends	34,606	37,152
Cost of shares redeemed	(544,735,300)	(606,229,520)

Increase (decrease) in net assets derived from capital share transactions	(68,831,569)	24,416,138

Net increase (decrease) in net assets	(68,831,748)	24,416,161

Net Assets
Beginning of year	455,859,135	431,442,974

End of year	$387,027,387	$455,859,135

Undistributed net investment income at end of year	$3,223	$2,498

16	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014		2013		2012		2011		2010
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡
Return of capital	—		—		—		—		(0.00	)‡

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.01%		0.01%		0.01%		0.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.01%		0.01%		0.01%
Net expenses	0.11%		0.15%		0.17%		0.17%		0.25%
Expenses (before waiver/reimbursement)	0.64%		0.65%		0.69%		0.71%		0.72%
Net assets at end of year (in 000’s)	$230,330		$290,028		$259,119		$373,790		$301,795

‡	Less than one cent per share.

	Year ended October 31,
Investor Class	2014		2013		2012		2011		2010
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡
Return of capital	—		—		—		—		(0.00	)‡

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.01%		0.01%		0.01%		0.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.00	%‡	0.01%		0.01%
Net expenses	0.11%		0.16%		0.18%		0.18%		0.25%
Expenses (before waiver/reimbursement)	0.89%		0.90%		0.91%		0.91%		0.94%
Net assets at end of year (in 000’s)	$56,177		$58,774		$59,129		$63,169		$64,360

‡	Less than one cent per share.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2014		2013		2012		2011		2010
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡
Return of capital	—		—		—		—		(0.00	)‡

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.01%		0.01%		0.01%		0.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.01%		0.01%		0.01%
Net expenses	0.11%		0.16%		0.18%		0.18%		0.25%
Expenses (before waiver/reimbursement)	0.89%		0.90%		0.91%		0.91%		0.94%
Net assets at end of year (in 000’s)	$63,581		$73,803		$84,982		$102,908		$118,529

‡	Less than one cent per share.

	Year ended October 31,
Class C	2014		2013		2012		2011		2010
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡
Return of capital	—		—		—		—		(0.00	)‡

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.01%		0.01%		0.01%		0.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.01%		0.01%		0.01%
Net expenses	0.11%		0.15%		0.18%		0.18%		0.25%
Expenses (before waiver/reimbursement)	0.89%		0.90%		0.91%		0.91%		0.94%
Net assets at end of year (in 000’s)	$36,939		$33,254		$28,212		$33,898		$27,307

‡	Less than one cent per share.

18	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Money Market Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares at net asset value (“NAV”) without the imposition of a front-end sales charge or a contingent deferred sales charge (“CDSC”). Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Fund seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. The Fund has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B)  Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act, as amended. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

19

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

(C)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, at least daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or

20	MainStay Money Market Fund

retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Concentration of Risk.  The Fund’s investments may include securities such as variable rate master demand notes, floating-rate notes and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

On May 1, 2014, the portfolio managers from New York Life Investments who managed the Fund transitioned from an unincorporated division within New York Life Investments to a newly-organized direct, wholly-owned subsidiary of New York Life named NYL Investors LLC (“NYL Investors” or “Subadvisor”). The Board approved the appointment of NYL Investors as subadvisor to the Funds at meetings held on April 1-3, 2014. The Board also approved a new Subadvisory Agreement between New York Life Investments and NYL Investors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.40% from $500 million to $1 billion; and 0.35% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% on from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursement) was 0.47% for the year ended October 31, 2014, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 0.70%; Investor Class, 0.80%; Class B, 0.80%; and Class C, 0.80%. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $1,890,970 and waived its fees and/or reimbursed expenses in the amount of $145,860. Additionally, New York Life Investments reimbursed fees in the amount of $2,415,664, without which the Fund’s total returns would have been lower.

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares were $803, for the year ended October 31, 2014. Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another fund within the MainStay

21

Notes to Financial Statements (continued)

Group of Funds. The Fund was advised that NYLIFE Distributors LLC (the “Distributor”), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from CDSCs of Class A, Investor Class, Class B and Class C of $20,015, $592, $86,715 and $20,951, respectively for the year ended October 31, 2014.

(C)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$278,101
Investor Class	206,055
Class B	247,950
Class C	119,137

(D)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,302	$(179)	$(78)	$—	$3,045

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$725	$(20)	$(705)

The reclassifications for the Fund are primarily due to nondeductible expenses.

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $179 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts	Long-Term Capital Loss Amounts
Unlimited	$179	$—

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$35,950	$38,341

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Capital Share Transactions

Class A (at $1 per share)	Shares
Year ended October 31, 2014:
Shares sold	359,031,660
Shares issued to shareholders in reinvestment of dividends and distributions	23,076
Shares redeemed	(424,301,318)

Net increase (decrease) in shares outstanding before conversion	(65,246,582)
Shares converted into Class A (See Note 1)	10,053,216
Shares converted from Class A (See Note 1)	(4,504,688)

Net increase (decrease)	(59,698,054)

Year ended October 31, 2013:
Shares sold	511,132,269
Shares issued to shareholders in reinvestment of dividends and distributions	24,798
Shares redeemed	(485,284,727)

Net increase (decrease) in shares outstanding before conversion	25,872,340
Shares converted into Class A (See Note 1)	9,586,355
Shares converted from Class A (See Note 1)	(4,550,353)

Net increase (decrease)	30,908,342

22	MainStay Money Market Fund

Investor Class (at $1 per share)	Shares
Year ended October 31, 2014:
Shares sold	46,827,484
Shares issued to shareholders in reinvestment of dividends and distributions	3,665
Shares redeemed	(43,976,173)

Net increase (decrease) in shares outstanding before conversion	2,854,976
Shares converted into Investor Class (See Note 1)	4,563,981
Shares converted from Investor Class (See Note 1)	(10,016,128)

Net increase (decrease)	(2,597,171)

Year ended October 31, 2013:
Shares sold	48,055,250
Shares issued to shareholders in reinvestment of dividends and distributions	3,768
Shares redeemed	(43,658,818)

Net increase (decrease) in shares outstanding before conversion	4,400,200
Shares converted into Investor Class (See Note 1)	4,675,952
Shares converted from Investor Class (See Note 1)	(9,430,974)

Net increase (decrease)	(354,822)

Class B (at $1 per share)	Shares
Year ended October 31, 2014:
Shares sold	14,408,433
Shares issued to shareholders in reinvestment of dividends and distributions	5,163
Shares redeemed	(24,539,390)

Net increase (decrease) in shares outstanding before conversion	(10,125,794)
Shares converted from Class B (See Note 1)	(96,380)

Net increase (decrease)	(10,222,174)

Year ended October 31, 2013:
Shares sold	19,124,303
Shares issued to shareholders in reinvestment of dividends and distributions	6,007
Shares redeemed	(30,028,189)

Net increase (decrease) in shares outstanding before conversion	(10,897,879)
Shares converted from Class B (See Note 1)	(280,980)

Net increase (decrease)	(11,178,859)

Class C (at $1 per share)	Shares
Year ended October 31, 2014:
Shares sold	55,601,428
Shares issued to shareholders in reinvestment of dividends and distributions	2,702
Shares redeemed	(51,918,419)

Net increase (decrease)	3,685,711

Year ended October 31, 2013:
Shares sold	52,296,685
Shares issued to shareholders in reinvestment of dividends and distributions	2,579
Shares redeemed	(47,257,784)

Net increase (decrease)	5,041,480

Note 7–Money Market Fund Regulatory Matters

On July 23, 2014, the SEC voted to amend the rules under the 1940 Act that currently govern the operations of the Fund. The majority of these amendments, except for certain disclosure enhancements, will not take effect until October 2016. A significant change resulting from these amendments is a requirement that institutional (i.e., not retail as defined in the amendments) prime, including institutional municipal money market funds, transact fund shares based on a market-based Net Asset Value (NAV), although other types of money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method. Among other requirements, the amendments also will permit a money market fund or, in certain circumstances, require a money market fund (other than a government money market fund which satisfies the requirements of the amended rules) to impose liquidity fees on all redemptions, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). At this time, Fund management is evaluating the implications of these amendments and their impact on the Fund, including potential effects on the Fund’s operations and returns.

Note 8–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Money Market Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Money Market Fund of The MainStay Funds as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

24	MainStay Money Market Fund

Federal Income Tax Information

(Unaudited)

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q and every month on Form N-MFP. In addition, the Fund will make available its complete schedule of portfolio holdings on its website at www.mainstayinvestments.com, five days after month-end. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Fund’s website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

25

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

26	MainStay Money Market Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

27

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

28	MainStay Money Market Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

29

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630006 MS360-14	MSMM11-12/14 (NYLIM) NL214

MainStay Tax Free Bond Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	6.83 11.86%	5.51 6.48%	3.94 4.42%	0.83 0.83%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	6.73 11.76	5.43 6.40	3.89 4.37	0.89 0.89
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6.52 11.52	5.82 6.14	4.09 4.09	1.14 1.14
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	10.40 11.40	6.13 6.13	4.08 4.08	1.14 1.14
Class I Shares[4]	No Sales Charge		12.02	6.74	4.64	0.59

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on December 21, 2009, include the historical performance of Class B shares through December 20, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays Municipal Bond Index[5]	7.82%	5.26%	4.71%
Average Lipper General & Insured Municipal Debt Fund[6]	8.80	5.34	4.04

5.	The Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. The Barclays Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper general & insured municipal debt fund is representative of funds that, by portfolio practice, either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Tax Free Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,053.10	$3.98	$1,021.30	$3.92

Investor Class Shares	$1,000.00	$1,053.70	$4.24	$1,021.10	$4.18

Class B Shares	$1,000.00	$1,051.50	$5.53	$1,019.80	$5.45

Class C Shares	$1,000.00	$1,051.50	$5.53	$1,019.80	$5.45

Class I Shares	$1,000.00	$1,054.40	$2.69	$1,022.60	$2.65

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.77% for Class A, 0.82% for Investor Class, 1.07% for Class B and Class C and 0.52% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2014 (Unaudited)

California	19.9%
Illinois	10.7
Texas	9.8
Michigan	7.8
Puerto Rico	5.3
Florida	4.9
New Jersey	4.3
New York	4.2
Massachusetts	3.8
U.S. Virgin Islands	3.1
District of Columbia	3.0
Louisiana	2.8
Pennsylvania	2.6
Guam	2.4
Nebraska	2.0
Tennessee	1.8
Indiana	1.2
Wisconsin	0.8
Georgia	0.7

South Carolina	0.7%
Washington	0.7
Ohio	0.6
Hawaii	0.5
Colorado	0.5
Connecticut	0.5
North Dakota	0.5
Arizona	0.5
Alaska	0.4
North Carolina	0.4
Alabama	0.2
New Hampshire	0.2
New Mexico	0.2
West Virginia	0.2
Utah	0.1
Wyoming	0.1
Other Assets, Less Liabilities	2.6

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of October 31, 2014 (Unaudited)

1.	Chicago Board of Education, Unlimited General Obligation, 5.00%–5.50%, due 12/1/39–12/1/42

2.	Puerto Rico Highways & Transportation Authority, Revenue Bonds, 5.00%–5.50%, due 7/1/24–7/1/36

3.	Chicago, Illinois O’ Hare International Airport, Revenue Bonds, 5.00%–5.625%, due 1/1/29–1/1/35

4.	Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, 5.00%, due 12/15/30

5.	Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure, Revenue Bonds, 7.00%–7.50%, due 6/30/32–6/30/40
6.	Central Plains Energy, Project No. 3, Revenue Bonds, 5.00%–5.25%, due 9/1/37–9/1/42

7.	Commonwealth of Massachusetts, General Obligation, 4.00%, due 7/1/31

8.	Detroit, Michigan, City School District, Improvement School Building and Site, Unlimited General Obligation, 5.00%, due 5/1/26–5/1/33

9.	Virgin Islands Public Finance Authority, Revenue Bonds, 5.00%, due 10/1/32

10.	Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds, 4.75%, due 9/1/33

8	MainStay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Tax Free Bond Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Tax Free Bond Fund returned 11.86% for Class A shares, 11.76% for Investor Class shares, 11.52% for Class B shares and 11.40% for Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 12.02%. All share classes outperformed the 7.82% return of the Barclays Municipal Bond Index,1 which is the primary Fund’s broad-based securities-market index, and the 8.80% return of the average Lipper2 general & insured municipal debt fund for the 12 months ended October 31, 2014. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund was positioned with a longer-maturity, lower-quality investment-grade rating profile than the Barclays Municipal Bond Index. This strategy performed well during the reporting period, as credit spreads3 narrowed and the municipal yield curve4 flattened. Individual security selection also contributed to the Fund’s performance, as credits like Detroit Water and Sewerage and enhanced Puerto Rico credits outperformed the Index. (Contributions take weightings and total returns into account.) In addition, we were able to invest some of the Funds’ liquidity reserves at the end of 2013 to purchase new issues that underwriters were forced to bring to market at prices that we believed were very attractive. These securities performed well during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used a U.S. Treasury futures contract as a hedge to manage duration risk in relation to the Barclays Municipal Bond Index. This is important considering the Fund’s overweight position in securities at the longer end of the maturity spectrum. While rates have rallied throughout the reporting period, the Fund has outpaced comparable U.S. Treasury securities. This futures contract detracted from performance during the reporting period.

What was the Fund’s duration5 strategy during the reporting period?

The Fund began the reporting period with a duration that was slightly longer than that of the Barclays Municipal Bond Index. This resulted from a significant buying opportunity that arose during a technical dislocation during the second half of 2013. By the end of the reporting period, we had moved the Fund’s duration to shorter than that of the Index, after the strong returns realized during the past 12 months. As of October 31, 2014, the Fund’s modified duration to worst6 was approximately 3.9 years. The Fund’s duration strategy had a positive impact on performance during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

At the beginning of the reporting period, it was important to maintain liquidity in the Fund, in light of the potential for higher redemptions going into the end of 2013. As year-end approached and redemptions slowed, we began reducing the Fund’s liquidity reserves by investing in new issues that we viewed as attractive. The Fund also took advantage of lower municipal bond prices by executing tax-loss swaps. In addition, the Fund benefited from the pressure the market had exerted on Puerto Rico–backed bonds. The Fund was able to purchase attractively priced Puerto Rico bonds wrapped by Assured Guaranty, National Public Finance Guarantee and Ambac. After the municipal market performed well at the beginning of the year, we began restructuring the Fund to be more defensive with regard to interest-rate risk. The Fund maintained this positioning at end of the reporting period.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

Relative to the Barclays Municipal Bond Index, the most significant positive contributions to the Fund’s performance came from overweight positions among longer-maturity issues and securities with greater credit sensitivity. In addition, an overweight position in bonds wrapped by insurers added to performance, as these securities outperformed the Index. Hospital,

1.	See footnote on page 6 for more information on the Barclays Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

charter school and local general obligation bonds also contributed to the Fund’s performance relative to the Barclays Municipal Bond Index. Specific credits that made positive contributions to performance included Detroit Water & Sewerage, enhanced Puerto Rico bonds and California zero coupon bonds.

The most significant detractors from the Fund’s relative performance were our currently callable securities. While these securities continued to provide superior yield, their short duration structure kept their prices more muted than the Barclays Municipal Bond Index.

How did the Fund’s sector weightings change during the reporting period?

There were no material changes to the Fund’s sector weightings during the reporting period. Sectors that we continue to favor were marginally increased, including local general obligation bonds and municipal bonds in the transportation and health care sectors. We reduced the Fund’s exposure to the education sector. From a state perspective, we decreased the Fund’s overweight position relative to the Barclays Municipal Bond Index in California in light of the continued strength of those securities.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund was overweight relative to the Barclays Municipal Bond Index in the local general obligation, special tax and hospital sectors. From a quality perspective, we still favored credits rated AA (enhanced), A and BBB7 as of October 31, 2014. As of the same date, the Fund’s duration was slightly shorter than that of the Index.

7.	An obligation rated ‘AA’ by Standard &Poor’s (“S&P”) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Tax Free Bond Fund

Portfolio of Investments October 31, 2014

	Principal Amount	Value

Municipal Bonds 97.4%†
Alabama 0.2%
Jefferson County, Alabama, Revenue Bonds Insured: AGM 5.50%, due 1/1/21	$2,380,000	$2,383,142

Alaska 0.4%
Alaska Industrial Development & Export Authority, FairBanks Community Hospital, Revenue Bonds 5.00%, due 4/1/32	3,550,000	3,924,312

Arizona 0.5%
Maricopa County Pollution Control Corp., Revenue Bonds Series B 0.07%, due 5/1/29 (a)	4,300,000	4,300,000

California 19.9%
Alum Rock Union Elementary School District, Election of 2008, Unlimited General Obligation Series A, Insured: GTY 5.00%, due 8/1/33	3,040,000	3,403,098
♦Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	15,675,000	16,990,916
Anaheim, California, School District, Unlimited General Obligation Insured: AGM 6.25%, due 8/1/40	4,700,000	5,933,186
California Communities, Installment Sale, Certificates of Participation Series B 5.25%, due 6/1/42	2,500,000	2,760,200
California Educational Facilities Authority, Revenue Bonds 6.125%, due 10/1/30	1,525,000	1,880,081
California Health Facilities Financing Authority, Catholic Healthcare, Revenue Bonds Series A 6.00%, due 7/1/34	3,000,000	3,534,240
California State Public Works Board, Capital Project, Revenue Bonds Series I-1 6.625%, due 11/1/34	1,110,000	1,115,184

	Principal Amount	Value

California (continued)
California State Public Works Board, University Project, Revenue Bonds Series H 5.00%, due 9/1/29	$7,455,000	$8,588,533
California State Public Works Revenue, Various Capital Project, Revenue Bonds Series G1 5.75%, due 10/1/30	1,400,000	1,667,064
California State, Unlimited General Obligation
6.00%, due 11/1/35	2,500,000	3,035,275
6.25%, due 11/1/34	4,000,000	4,921,720
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds 6.375%, due 7/1/45	1,990,000	2,068,386
California Statewide Communities Development Authority, Revenue Bonds 5.25%, due 11/1/30	1,475,000	1,665,496
Ceres Unified School District, Unlimited General Obligation
Series A (zero coupon), due 8/1/37	4,150,000	995,626
Series A (zero coupon), due 8/1/46	8,000,000	970,480
Series A (zero coupon), due 8/1/49	9,000,000	862,560
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/35	14,800,000	5,352,272
Series C (zero coupon), due 8/1/36	15,500,000	5,195,135
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds Series A 6.00%, due 1/15/49	5,000,000	5,818,700
Fresno, California Unified School District Education, Unlimited General Obligation
Series G (zero coupon), due 8/1/32	6,000,000	2,314,140
Series G (zero coupon), due 8/1/33	10,000,000	3,560,700
Series G (zero coupon), due 8/1/41	23,485,000	4,622,083

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2014. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Hayward Unified School District, Unlimited General Obligation
Series A, Insured: AGM (zero coupon), due 8/1/36	$12,500,000	$3,219,500
Series A, Insured: AGM (zero coupon), due 8/1/37	7,000,000	1,668,870
Merced Union High School District, Cabs-Election, Unlimited General Obligation Series C (zero coupon), due 8/1/46	53,000,000	6,976,390
Morongo, California Unified School District Election, Unlimited General Obligation Series B, Insured: GTY 5.25%, due 8/1/38	2,880,000	3,064,781
Oceanside, California Unified School District, Capital Appreciation Election, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/49	11,555,000	1,266,081
Palomar Pomerado Health Election, Unlimited General Obligation Series A, Insured: AMBAC 5.00%, due 8/1/34	8,910,000	9,033,760
Paramount Unified School District, Unlimited General Obligation Insured: BAM (zero coupon), due 8/1/43	25,000,000	4,266,500
Peralta Community College District, Unlimited General Obligation Series A, Insured: NATL-RE 5.00%, due 8/1/31	4,655,000	5,035,965
Pomona Unified School District, Election 2008, Unlimited General Obligation Series E, Insured: AGM 5.00%, due 8/1/30	3,285,000	3,766,745
Port of Los Angeles, Harbor Department, Revenue Bonds Series A 5.00%, due 8/1/36 (b)	1,000,000	1,142,940
Riverside County Transportation Commission, Revenue Bonds Series A 5.25%, due 6/1/30	3,000,000	3,614,400
Sacramento Unified School District, General Obligation Insured: AGM 5.00%, due 7/1/31	3,955,000	4,471,325

	Principal Amount	Value

California (continued)
San Bernardino City Unified School District, Election, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/30	$1,000,000	$1,142,530
San Francisco, CA, Public Utilities Commission Water, Revenue Bonds 5.00%, due 11/1/43	8,975,000	10,054,154
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 1/15/36	10,000,000	4,130,800
San Lorenzo, California Unified School District, Unlimited General Obligation Series B 6.00%, due 8/1/41	4,535,000	5,491,522
San Ysidro School District, Unlimited General Obligation Series F, Insured: AGM (zero coupon), due 8/1/48	25,705,000	2,419,612
Stockton, California Unified School District, Election 2005, Unlimited General Obligation Insured: NATL-RE 4.55%, due 9/1/30	11,995,000	12,130,304
Val Verde Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: BAM 5.00%, due 8/1/38	7,500,000	8,356,200
West Contra Costa California Healthcare District, Certificates of Participation 6.25%, due 7/1/42	3,500,000	4,011,700
Westminster School District, CABS, Election 2008, Unlimited General Obligation
Series B, Insured: BAM (zero coupon), due 8/1/48	13,900,000	1,783,509
Series B, Insured: BAM (zero coupon), due 8/1/53	6,500,000	555,100

		184,857,763

Colorado 0.5%
E-470 Public Highway Authority Colorado, Revenue Bonds Series B-1, Insured: NATL-RE 5.50%, due 9/1/24	3,000,000	3,113,190
Park Creek Metropolitan District, Revenue Bonds Series A, Insured: AGM 6.125%, due 12/1/41	1,600,000	1,817,488

		4,930,678

12	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Connecticut 0.5%
Hartford, CT, Unlimited General Obligation
Series A 5.00%, due 4/1/28	$2,500,000	$2,804,600
Series A 5.00%, due 4/1/29	1,250,000	1,436,671
Series A, Insured: AGM 5.00%, due 4/1/32	275,000	314,497

		4,555,768

District of Columbia 3.0%
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds
5.00%, due 6/1/32	1,125,000	1,193,692
5.00%, due 6/1/42	5,500,000	5,739,635
District of Columbia, KIPP Charter School, Revenue Bonds
6.00%, due 7/1/43	1,000,000	1,161,420
6.00%, due 7/1/48	1,575,000	1,816,668
District of Columbia, Tax Allocation
5.00%, due 6/1/27	525,000	575,542
5.00%, due 6/1/28	1,445,000	1,577,189
Metropolitan Washington Airports Authority, Revenue Bonds
Series C, Insured: GTY (zero coupon), due 10/1/41	8,000,000	9,262,720
Series B (zero coupon), due 10/1/44	6,000,000	6,239,700

		27,566,566

Florida 4.9%
City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds Insured: GTY 5.50%, due 11/1/38	15,000,000	15,805,800
Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Revenue Bonds Series A 5.00%, due 10/1/31	13,900,000	15,746,476
Miami-Dade County Florida Aviation, Miami International Airport, Revenue Bonds Series A, Insured: AGM 5.25%, due 10/1/41 (b)	11,000,000	12,197,680
Miami-Dade County Florida Solid Waste System, Revenue Bonds Insured: NATL-RE 5.00%, due 10/1/19	1,735,000	1,809,587
Miami-Dade County Florida, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 10/1/38	245,000	71,190

		45,630,733

	Principal Amount	Value

Georgia 0.7%
Atlanta, Georgia Water & Wastewater, Revenue Bonds Series A 6.25%, due 11/1/39	$4,125,000	$4,890,394
Fulton County Georgia Development Authority, Piedmont Healthcare, Inc., Revenue Bonds Series A 5.00%, due 6/15/32	1,700,000	1,853,731

		6,744,125

Guam 2.4%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds
Series C 5.00%, due 10/1/21 (b)	5,500,000	6,330,555
Series C, Insured: AGM 6.125%, due 10/1/43 (b)	5,000,000	5,903,200
Guam Government, Revenue Bonds Series A 6.50%, due 11/1/40	2,700,000	3,209,571
Guam Power Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/30	4,935,000	5,683,985
Series A, Insured: AGM 5.00%, due 10/1/44	655,000	732,919

		21,860,230

Hawaii 0.5%
Hawaii State Department of Budget and Finance, Hawaiian Electric Co., Revenue Bonds
Series B, Insured: FGIC 4.60%, due 5/1/26 (b)	1,450,000	1,495,690
6.50%, due 7/1/39	3,000,000	3,497,280

		4,992,970

Illinois 10.7%
♦Chicago Board of Education, Unlimited General Obligation
Series A 5.00%, due 12/1/42	14,920,000	14,943,872
Series A, Insured: AGM 5.50%, due 12/1/39	12,750,000	13,671,187
Chicago, Illinois Motor Fuel Tax, Revenue Bonds Insured: AGM 5.00%, due 1/1/33	4,725,000	5,208,273
♦Chicago, Illinois O’ Hare International Airport, Revenue Bonds
Series A Insured: NATL-RE 5.00%, due 1/1/31	2,905,000	2,926,206

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Illinois (continued)
Chicago, Illinois O’ Hare International Airport, Revenue Bonds (continued)
Series A, Insured: AGM 5.00%, due 1/1/33	$7,000,000	$7,364,840
Series D 5.25%, due 1/1/29	7,555,000	8,739,322
Series A 5.625%, due 1/1/35	2,000,000	2,271,180
Chicago, Wastewater Transmission, Revenue Bonds
5.00%, due 1/1/28	1,000,000	1,144,120
5.00%, due 1/1/33	1,000,000	1,122,970
5.00%, due 1/1/39	2,500,000	2,759,800
5.00%, due 1/1/44	7,540,000	8,261,955
Illinois Finance Authority, Ingalls Health System, Revenue Bonds
5.00%, due 5/15/25	1,120,000	1,219,949
5.00%, due 5/15/26	1,175,000	1,271,797
Illinois Finance Authority, Rehab Institute of Chicago, Revenue Bonds Series A 6.00%, due 7/1/43	9,600,000	11,223,840
Illinois Sports Facilities Authority, Revenue Bonds Insured: AGM 5.25%, due 6/15/31	5,000,000	5,659,200
Knox & Warren Counties, Illinois Community Unit School District No. 205 Galesburg, Unlimited General Obligation
Series A 4.25%, due 1/1/19	240,000	264,461
Series A 5.00%, due 1/1/20	205,000	235,420
Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Revenue Bonds Series A 5.50%, due 6/15/50	9,730,000	10,608,619

		98,897,011

Indiana 1.2%
Indiana State Finance Authority, Butler University, Revenue Bonds
Series B 5.00%, due 2/1/24	2,100,000	2,448,705
Series A 5.00%, due 2/1/25	4,425,000	5,125,566
Series B 5.00%, due 2/1/26	2,320,000	2,670,482

	Principal Amount	Value

Indiana (continued)
Indianapolis, Indiana Public Improvement Bond Bank, Revenue Bonds Series A, Insured: GTY 5.50%, due 1/1/38	$1,100,000	$1,240,690

		11,485,443

Louisiana 2.8%
Jefferson Parish, Louisiana Hospital Service District No. 1, West Jefferson Medical Center, Revenue Bonds Series A, Insured: AGM 6.00%, due 1/1/39	3,575,000	4,120,187
Louisiana Public Facilities Authority, Dynamic Fuels LLC Project, Revenue Bonds 0.06%, due 10/1/33 (a)	8,000,000	8,000,000
Louisiana Public Facilities Authority, Franciscan Missionaries, Revenue Bonds 6.75%, due 7/1/39	3,000,000	3,511,290
Louisiana Public Facilities Authority, Ochsner Clinic, Revenue Bonds 6.25%, due 5/15/31	5,690,000	6,724,954
Louisiana State Citizens Property Insurance Corp., Revenue Bonds
Series B, Insured: AMBAC 5.00%, due 6/1/20	2,340,000	2,494,019
Series C-3, Insured: GTY 6.125%, due 6/1/25	1,000,000	1,163,100

		26,013,550

Massachusetts 3.8%
♦Commonwealth of Massachusetts, General Obligation Series C 4.00%, due 7/1/31	17,155,000	18,364,084
Massachusetts Educational Financing Authority, Revenue Bonds
Series B 5.70%, due 1/1/31 (b)	1,865,000	2,023,786
Series I 6.00%, due 1/1/28	2,510,000	2,678,823
Massachusetts State Health & Educational Facilities Authority, Suffolk University, Revenue Bonds
Series A 6.00%, due 7/1/24	2,000,000	2,362,340
Series A 6.25%, due 7/1/30	6,400,000	7,532,608
Metropolitan Boston Transit Parking Corp., Revenue Bonds 5.25%, due 7/1/36	2,000,000	2,325,080

		35,286,721

14	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Michigan 7.8%
Detroit, Michigan Distribution State Aid, General Obligation Limited 5.25%, due 11/1/35	$5,150,000	$5,517,349
Detroit, Michigan Sewerage Disposal System, Revenue Bonds Series A, Insured: NATL-RE 5.25%, due 7/1/20	2,000,000	2,156,820
Detroit, Michigan Water and Sewerage Department, Senior Lien, Revenue Bonds
Series A 5.25%, due 7/1/39	4,150,000	4,462,412
Series C-1, Insured: AGM 7.00%, due 7/1/27	8,380,000	9,823,120
Detroit, Michigan Water Supply System, Revenue Bonds
Series D, Insured: AGM 4.625%, due 7/1/32	1,535,000	1,535,860
Series A, Insured: AGM 5.00%, due 7/1/34	1,600,000	1,652,496
Series A 5.25%, due 7/1/41	3,015,000	3,207,146
Series A 5.75%, due 7/1/37	5,550,000	6,097,785
♦Detroit, Michigan, City School District, Improvement School Building and Site, Unlimited General Obligation
Series A, Insured: Q-SBLF 5.00%, due 5/1/26	750,000	832,973
Series A, Insured: Q-SBLF 5.00%, due 5/1/27	7,500,000	8,294,700
Series A, Insured: Q-SBLF 5.00%, due 5/1/29	3,620,000	3,969,221
Series A, Insured: Q-SBLF 5.00%, due 5/1/33	4,535,000	4,910,317
Michigan Finance Authority Revenue, Local Government Loan Program, Revenue Bonds
Insured: AGM 5.00%, due 7/1/28	500,000	561,475
Series C 5.00%, due 11/1/28	7,290,000	7,779,013
Insured: NATL 5.00%, due 7/1/36	500,000	543,285
Michigan Finance Authority, Revenue Bonds
5.00%, due 6/1/18	175,000	195,876
5.00%, due 6/1/19	1,300,000	1,478,932
5.00%, due 6/1/20	950,000	1,088,310
Second Lien—Series C-1 5.00%, due 7/1/44	2,500,000	2,630,625
5.50%, due 6/1/21	5,000,000	5,818,800

	Principal Amount	Value

Michigan (continued)
Michigan Tobacco Settlement Finance Authority, Revenue Bonds Series A 6.00%, due 6/1/34	$250,000	$213,510

		72,770,025

Nebraska 2.0%
♦Central Plains Energy, Project No. 3, Revenue Bonds
5.00%, due 9/1/42	5,000,000	5,395,950
5.25%, due 9/1/37	12,000,000	13,194,240

		18,590,190

New Hampshire 0.2%
Manchester, NH General Airport, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/26	1,800,000	2,001,690

New Jersey 4.3%
Camden County Improvement Authority, Heath Care Redevelopment, Revenue Bonds Series A 5.75%, due 2/15/34	3,500,000	3,509,275
New Jersey Economic Development Authority, MSU Student Housing Project, Provident Group-Montclair LLC, Revenue Bonds 5.375%, due 6/1/25	4,500,000	4,940,190
New Jersey Economic Development Authority, Revenue Bonds
5.00%, due 1/1/28 (b)	1,000,000	1,126,740
Insured: AGM 5.00%, due 1/1/31 (b)	3,000,000	3,337,680
5.50%, due 1/1/26 (b)	1,000,000	1,191,950
5.50%, due 1/1/27 (b)	500,000	587,240
New Jersey Health Care Facilities Financing Authority, Revenue Bonds
Series A 5.25%, due 7/1/26	3,710,000	4,226,506
Insured: GTY 5.25%, due 1/1/31	2,760,000	3,035,172
New Jersey Higher Education Student Assistance Authority, Revenue Bonds Series 1 5.50%, due 12/1/26 (b)	4,130,000	4,677,514
New Jersey State Higher Education Student Assistance Authority, Student Loan, Revenue Bonds Series A, Insured: GTY 6.125%, due 6/1/30 (b)	3,500,000	3,824,660

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds Series A 5.00%, due 6/15/42	$3,415,000	$3,652,343
Newark, New Jersey Housing Authority, South Ward Police Facility, Revenue Bonds Insured: GTY 5.75%, due 12/1/30	1,135,000	1,275,706
Insured: GTY 6.75%, due 12/1/38	4,000,000	4,740,160

		40,125,136

New Mexico 0.2%
Farmington Pollution Control, Revenue Bonds 5.90%, due 6/1/40	2,000,000	2,236,080

New York 4.2%
Build NYC Resource Corp., Parking Facility, Revenue Bonds
Insured: AGM 5.00%, due 12/15/19	975,000	1,121,777
Insured: AGM 5.00%, due 12/15/20	1,025,000	1,192,219
Insured: AGM 5.00%, due 12/15/21	1,075,000	1,254,460
Insured: AGM 5.00%, due 12/15/22	740,000	864,342
City of New York, Unlimited General Obligation Series H-5 0.20%, due 3/1/34 (a)	4,685,000	4,685,000
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds Series 2A 0.20%, due 11/1/22 (a)	3,900,000	3,900,000
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 3 6.375%, due 7/15/49	5,000,000	5,673,250
New York Liberty Development Corp., Goldman Sachs Headquarters, Revenue Bonds 5.50%, due 10/1/37	7,005,000	8,553,735
New York Liberty Development Corp., Revenue Bonds 5.00%, due 12/15/41	9,815,000	11,035,004
New York State Dormitory Authority, Revenue Bonds 5.50%, due 7/1/40	465,000	525,018

		38,804,805

	Principal Amount	Value

North Carolina 0.4%
North Carolina Turnpike Authority, Revenue Bonds Series A, Insured: GTY 5.75%, due 1/1/39	$3,000,000	$3,401,850

North Dakota 0.5%
Grand Forks Health Care, ND, Altra Health System, Revenue Bonds 5.00%, due 12/1/35	4,000,000	4,305,800

Ohio 0.6%
Cleveland-Cuyahoga County Port Authority, Revenue Bonds 6.00%, due 11/15/25	1,980,000	2,301,552
Hamilton County Ohio Health Care Facility, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,000,000	2,231,880
Toledo-Lucas County Port Authority, Revenue Bonds Series B 6.25%, due 5/15/24 (b)	1,030,000	1,032,379

		5,565,811

Pennsylvania 2.6%
Montgomery County Industrial Development Authority, Revenue Bonds 5.25%, due 8/1/33	175,000	198,163
Pennsylvania Economic Development Financing Authority, Capitol Region Parking System, Revenue Bonds 6.00%, due 7/1/53	10,950,000	12,979,473
Pennsylvania State Turnpike Commission, Revenue Bonds Series B 5.75%, due 6/1/39	4,000,000	4,560,240
Philadelphia, PA, Unlimited General Obligation 6.50%, due 8/1/41	5,125,000	6,090,909

		23,828,785

Puerto Rico 5.3%
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 7/1/35	8,750,000	8,748,250
Puerto Rico Commonwealth, Public Improvement, Unlimited General Obligation Series A, Insured: NATL-RE 5.50%, due 7/1/19	100,000	104,246

16	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGC 4.25%, due 7/1/27	$265,000	$247,351
Series RR, Insured: NATL-RE 5.00%, due 7/1/21	120,000	119,723
Series RR, Insured: NATL-RE 5.00%, due 7/1/22	450,000	446,017
Series SS, Insured: NATL-RE 5.00%, due 7/1/23	500,000	493,400
Series UU, Insured: AGM 5.00%, due 7/1/24	225,000	226,492
Series PP, Insured: NATL-RE 5.00%, due 7/1/25	240,000	233,602
Puerto Rico Highways & Transportation Authority, Commonwealth Highway, Revenue Bonds
Series J, Insured: NATL-RE 5.00%, due 7/1/29	265,000	263,892
Series N, Insured: NATL-RE 5.25%, due 7/1/32	7,975,000	8,056,983
♦Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series D, Insured: AGM 5.00%, due 7/1/27	250,000	249,985
Series L, Insured: NATL-RE 5.25%, due 7/1/24	1,705,000	1,766,346
Series N, Insured: GTY 5.25%, due 7/1/36	13,685,000	13,719,212
Series N, Insured: AGM, GTY 5.50%, due 7/1/29	10,000,000	10,419,300
Puerto Rico Municipal Finance Agency, Revenue Bonds Series C, Insured: AGC 5.25%, due 8/1/23	100,000	100,333
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series F, Insured: NATL-RE, XLCA 5.25%, due 7/1/23	170,000	173,067
Insured: NATL-RE 6.00%, due 7/1/27	3,410,000	3,465,958

		48,834,157

South Carolina 0.7%
Piedmont Municipal Power Agency, Revenue Bonds Series C, Insured: GTY 5.75%, due 1/1/34	5,320,000	6,126,672

	Principal Amount	Value

Tennessee 1.8%
Johnson City Health & Educational Facilities Board, Mountain States Health Alliance, Revenue Bonds 6.00%, due 7/1/38	$3,605,000	$4,112,115
Johnson City Tennessee Health & Educational Facilities Board Hospital, Revenue Bonds Series A 6.50%, due 7/1/38	6,500,000	7,588,620
Shelby County Health Educational & Housing Facilities Board, Revenue Bonds Series B, Insured: AGM 0.06%, due 6/1/42 (a)	5,000,000	5,000,000

		16,700,735

Texas 9.8%
Central Texas Regional Mobility Authority, Revenue Bonds 5.75%, due 1/1/31	2,100,000	2,431,779
Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds 5.00%, due 8/15/42	500,000	535,800
Dallas/Fort Worth International Airport, Revenue Bonds
Series A 5.00%, due 11/1/38 (b)	10,000,000	10,713,200
Series A 5.00%, due 11/1/43 (b)	2,500,000	2,660,300
Harris County-Houston Sports Authority, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 11/15/40	17,115,000	4,215,082
Series G, Insured: NATL-RE 5.25%, due 11/15/30	580,000	580,354
Houston Higher Education Finance Corp., Revenue Bonds
Series A 6.50%, due 5/15/31	1,050,000	1,264,326
Series A 6.875%, due 5/15/41	6,450,000	7,861,583
Houston, Texas Hotel Occupancy Tax & Special Revenue, Revenue Bonds Series B 5.00%, due 9/1/31	2,000,000	2,076,740
North Texas Tollway Authority, Revenue Bonds Series F 5.75%, due 1/1/38	1,800,000	1,999,908

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Texas (continued)
San Juan, Texas Higher Education Finance Authority, Idea Public Schools, Revenue Bonds Series A 6.70%, due 8/15/40	$1,275,000	$1,498,916
♦Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/30	19,250,000	21,189,630
♦Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	6,835,000	8,263,515
Series Lien-LBG 7.50%, due 6/30/32	4,095,000	5,112,648
7.50%, due 6/30/33	5,500,000	6,856,960
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds 6.875%, due 12/31/39	8,000,000	9,492,880
Texas State Public Finance Authority, Charter School Finance Corp., Revenue Bonds Series A 6.20%, due 2/15/40	1,000,000	1,135,170
Texas State Turnpike Authority, Central Texas System, Revenue Bonds Insured: AMBAC (zero coupon), due 8/15/36	10,000,000	2,708,000

		90,596,791

U.S. Virgin Islands 3.1%
Virgin Islands Public Finance Authority, Matching Fund Loan Notes, Revenue Bonds Series A 5.00%, due 10/1/32	5,100,000	5,649,015
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds Series A 6.75%, due 10/1/37	5,000,000	5,763,600
♦Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	15,125,000	17,065,991

		28,478,606

Utah 0.1%
Herriman, Utah, Special Assessment 5.00%, due 11/1/29	425,000	477,309

	Principal Amount	Value

Washington 0.7%
King County Washington Public Hospital District No. 1, General Obligation Series B 5.25%, due 12/1/37	$6,000,000	$6,440,460

West Virginia 0.2%
West Virginia University, Revenue Bonds Series A 5.00%, due 10/1/44	2,000,000	2,262,920

Wisconsin 0.8%
Wisconsin Center District, Junior Dedicated, Revenue Bonds
Series A 5.00%, due 12/15/31	3,665,000	4,068,370
Series A 5.00%, due 12/15/32	2,850,000	3,150,903

		7,219,273

Wyoming 0.1%
West Park Hospital District, Revenue Bonds Series A 6.375%, due 6/1/26	1,000,000	1,145,260

Total Investments (Cost $844,578,180) (e)	97.4%	903,341,367
Other Assets, Less Liabilities	2.6	23,815,080
Net Assets	100.0%	$927,156,447

	Contracts Short	Unrealized Appreciation (Depreciation) (c)
Futures Contracts (0.3%)
United States Treasury Note December 2014 (10 Year) (d)	(1,180)	$(1,071,912)
United States Treasury Bond December 2014 (d)	(450)	(1,382,608)

Total Futures Contracts (Notional Amount $212,596,250)		$(2,454,520)

(a)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of October 31, 2014.

(b)	Interest on these securities was subject to alternative minimum tax.

(c)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2014.

(d)	As of October 31, 2014, cash in the amount of $2,293,500 was on deposit with a broker for futures transactions.

18	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(e)	As of October 31, 2014, cost was $844,805,338 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$59,888,680
Gross unrealized depreciation	(1,352,651)

Net unrealized appreciation	$58,536,029

The following abbreviations are used in the above portfolio:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

FGIC—Financial Guaranty Insurance Co.

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

Q-SBLF—Qualified School Board Loan Fund

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$903,341,367	$—	$903,341,367

Total Investments in Securities	$—	$903,341,367	$—	$903,341,367

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(2,454,520)	$—	$—	$(2,454,520)

Total Other Financial Instruments	$(2,454,520)	$—	$—	$(2,454,520)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $844,578,180)	$903,341,367
Cash	6,579,508
Cash collateral on deposit at broker	2,293,500
Receivables:
Interest	12,399,511
Fund shares sold	4,984,350
Variation margin on futures contracts	524,375
Other assets	60,241

Total assets	930,182,852

Liabilities
Payables:
Fund shares redeemed	1,290,848
Manager (See Note 3)	352,356
NYLIFE Distributors (See Note 3)	164,459
Transfer agent (See Note 3)	69,503
Shareholder communication	19,496
Professional fees	10,641
Trustees	1,840
Custodian	1,725
Accrued expenses	7,905
Dividend payable	1,107,632

Total liabilities	3,026,405

Net assets	$927,156,447

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$924,326
Additional paid-in capital	903,334,230

904,258,556
Distributions in excess of net investment income	(592,574)
Accumulated net realized gain (loss) on investments and futures transactions	(32,818,202)
Net unrealized appreciation (depreciation) on investments and futures contracts	56,308,667

Net assets	$927,156,447

Class A
Net assets applicable to outstanding shares	$427,585,713

Shares of beneficial interest outstanding	42,640,509

Net asset value per share outstanding	$10.03
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.50

Investor Class
Net assets applicable to outstanding shares	$18,264,265

Shares of beneficial interest outstanding	1,812,784

Net asset value per share outstanding	$10.08
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.56

Class B
Net assets applicable to outstanding shares	$12,438,512

Shares of beneficial interest outstanding	1,240,581

Net asset value and offering price per share outstanding	$10.03

Class C
Net assets applicable to outstanding shares	$154,862,506

Shares of beneficial interest outstanding	15,436,271

Net asset value and offering price per share outstanding	$10.03

Class I
Net assets applicable to outstanding shares	$314,005,451

Shares of beneficial interest outstanding	31,302,462

Net asset value and offering price per share outstanding	$10.03

20	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Interest	$39,788,315

Expenses
Manager (See Note 3)	4,205,135
Distribution/Service—Class A (See Note 3)	1,031,687
Distribution/Service—Investor Class (See Note 3)	46,832
Distribution/Service—Class B (See Note 3)	60,059
Distribution/Service—Class C (See Note 3)	733,709
Transfer agent (See Note 3)	411,238
Registration	135,440
Professional fees	76,944
Shareholder communication	39,982
Custodian	18,427
Trustees	14,295
Miscellaneous	29,144

Total expenses before waiver/reimbursement	6,802,892
Expense waiver/reimbursement from Manager (See Note 3)	(417,884)

Net expenses	6,385,008

Net investment income (loss)	33,403,307

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(1,227,034)
Futures transactions	(10,407,559)

Net realized gain (loss) on investments and futures transactions	(11,634,593)

Net change in unrealized appreciation (depreciation) on:
Investments	68,911,693
Futures contracts	1,589,649

Net change in unrealized appreciation (depreciation) on investments and futures contracts	70,501,342

Net realized and unrealized gain (loss) on investments and futures transactions	58,866,749

Net increase (decrease) in net assets resulting from operations	$92,270,056

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$33,403,307	$33,231,178
Net realized gain (loss) on investments and futures transactions	(11,634,593)	(14,872,818)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	70,501,342	(58,256,634)

Net increase (decrease) in net assets resulting from operations	92,270,056	(39,898,274)

Dividends to shareholders:
From net investment income:
Class A	(16,467,002)	(17,779,227)
Investor Class	(737,876)	(742,323)
Class B	(443,035)	(471,234)
Class C	(5,402,513)	(5,662,029)
Class I	(10,355,311)	(8,572,221)

Total dividends to shareholders	(33,405,737)	(33,227,034)

Capital share transactions:
Net proceeds from sale of shares	325,886,328	534,980,472
Net asset value of shares issued to shareholders in reinvestment of dividends	20,965,708	20,388,965
Cost of shares redeemed	(314,870,989)	(390,206,581)

Increase (decrease) in net assets derived from capital share transactions	31,981,047	165,162,856

Net increase (decrease) in net assets	90,845,366	92,037,548

Net Assets
Beginning of year	836,311,081	744,273,533

End of year	$927,156,447	$836,311,081

Distributions in excess of net investment income at end of year	$(592,574)	$(590,144)

22	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.33	$10.04	$9.26	$9.44	$9.04

Net investment income (loss)	0.39	0.38	0.38 (a)	0.43 (a)	0.40 (a)
Net realized and unrealized gain (loss) on investments	0.70	(0.72)	0.79	(0.18)	0.42

Total from investment operations	1.09	(0.34)	1.17	0.25	0.82

Less dividends:
From net investment income	(0.39)	(0.37)	(0.39)	(0.43)	(0.42)

Net asset value at end of year	$10.03	$9.33	$10.04	$9.26	$9.44

Total investment return (b)	11.86%	(3.52%)	12.81%	2.93%	9.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.99%	3.72%	3.91%	4.76%	4.36%
Net expenses	0.78%	0.78%	0.79%	0.81%	0.82%
Expenses (before waiver/reimbursement)	0.83%	0.83%	0.84%	0.89%	0.92%
Portfolio turnover rate	68%	111%	125%	138%	97%
Net assets at end of year (in 000’s)	$427,586	$417,984	$424,757	$258,892	$242,891

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.38	$10.08	$9.31	$9.48	$9.08

Net investment income (loss)	0.39	0.36	0.38 (a)	0.42 (a)	0.39 (a)
Net realized and unrealized gain (loss) on investments	0.69	(0.70)	0.77	(0.16)	0.41

Total from investment operations	1.08	(0.34)	1.15	0.26	0.80

Less dividends:
From net investment income	(0.38)	(0.36)	(0.38)	(0.43)	(0.40)

Net asset value at end of year	$10.08	$9.38	$10.08	$9.31	$9.48

Total investment return (b)	11.76%	(3.45%)	12.58%	2.93%	9.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.94%	3.67%	3.92%	4.67%	4.24%
Net expenses	0.84%	0.84%	0.86%	0.90%	0.93%
Expenses (before waiver/reimbursement)	0.89%	0.89%	0.91%	0.98%	1.03%
Portfolio turnover rate	68%	111%	125%	138%	97%
Net assets at end of year (in 000’s)	$18,264	$19,094	$21,437	$21,547	$22,220

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.33	$10.03	$9.26	$9.44	$9.04

Net investment income (loss)	0.35	0.34	0.35 (a)	0.40 (a)	0.37 (a)
Net realized and unrealized gain (loss) on investments	0.71	(0.70)	0.78	(0.18)	0.41

Total from investment operations	1.06	(0.36)	1.13	0.22	0.78

Less dividends:
From net investment income	(0.36)	(0.34)	(0.36)	(0.40)	(0.38)

Net asset value at end of year	$10.03	$9.33	$10.03	$9.26	$9.44

Total investment return (b)	11.52%	(3.73%)	12.34%	2.58%	8.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.69%	3.41%	3.59%	4.42%	3.99%
Net expenses	1.09%	1.09%	1.11%	1.15%	1.18%
Expenses (before waiver/reimbursement)	1.14%	1.14%	1.16%	1.23%	1.28%
Portfolio turnover rate	68%	111%	125%	138%	97%
Net assets at end of year (in 000’s)	$12,439	$12,459	$13,230	$9,463	$13,907

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.34	$10.04	$9.27	$9.44	$9.04

Net investment income (loss)	0.36	0.35	0.35 (a)	0.40 (a)	0.37 (a)
Net realized and unrealized gain (loss) on investments	0.69	(0.71)	0.78	(0.17)	0.41

Total from investment operations	1.05	(0.36)	1.13	0.23	0.78

Less dividends:
From net investment income	(0.36)	(0.34)	(0.36)	(0.40)	(0.38)

Net asset value at end of year	$10.03	$9.34	$10.04	$9.27	$9.44

Total investment return (b)	11.40%	(3.72%)	12.33%	2.69%	8.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.68%	3.42%	3.58%	4.42%	3.99%
Net expenses	1.09%	1.09%	1.11%	1.15%	1.18%
Expenses (before waiver/reimbursement)	1.14%	1.14%	1.16%	1.23%	1.28%
Portfolio turnover rate	68%	111%	125%	138%	97%
Net assets at end of year (in 000’s)	$154,863	$150,244	$142,246	$81,880	$65,695

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

24	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,				December 21, 2009** through October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of period	$9.34	$10.04	$9.27	$9.44	$9.07

Net investment income (loss)	0.41	0.40	0.40 (a)	0.45 (a)	0.38	(a)
Net realized and unrealized gain (loss) on investments	0.69	(0.71)	0.78	(0.16)	0.35

Total from investment operations	1.10	(0.31)	1.18	0.29	0.73

Less dividends:
From net investment income	(0.41)	(0.39)	(0.41)	(0.46)	(0.36)

Net asset value at end of period	$10.03	$9.34	$10.04	$9.27	$9.44

Total investment return (b)	12.02%	(3.18%)	12.97%	3.29%	8.25	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.21%	4.00%	4.06%	4.99%	4.64	%††
Net expenses	0.53%	0.54%	0.54%	0.56%	0.57	%††
Expenses (before waiver/reimbursement)	0.58%	0.59%	0.59%	0.64%	0.67	%††
Portfolio turnover rate	68%	111%	125%	138%	97%
Net assets at end of period (in 000’s)	$314,005	$236,531	$142,603	$33,888	$17,394

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Tax Free Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on December 21, 2009. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from regular federal income tax.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the

Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

26	MainStay Tax Free Bond Fund

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and

27

Notes to Financial Statements (continued)

losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this

28	MainStay Tax Free Bond Fund

would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2014:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(2,454,520)	$(2,454,520)

Total Fair Value		$(2,454,520)	$(2,454,520)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(10,407,559)	$(10,407,559)

Total Realized Gain (Loss)		$(10,407,559)	$(10,407,559)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$1,589,649	$1,589,649

Total Change in Unrealized Appreciation (Depreciation)		$1,589,649	$1,589,649

Number of Contracts, Notional Amounts or Shares/Units

	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	(1,505)	(1,505)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% up to $500 million; 0.425% from $500 million to $1 billion; and 0.40% in excess of $1 billion. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50% for the year ended October 31, 2014, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.82% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share

29

Notes to Financial Statements (continued)

classes. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $4,205,135 and waived its fees and/or reimbursed expenses in the amount of $417,884.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $59,093 and $4,826, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $17,143, $41,861 and $14,359, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$152,430
Investor Class	17,888
Class B	11,459
Class C	139,686
Class I	89,775

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$515,058	$(35,045,564)	$(1,107,632)	$58,536,029	$22,897,891

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of Futures contracts. The other temporary differences are primarily due to dividends payable.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $35,045,564 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to share-

30	MainStay Tax Free Bond Fund

holders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017 2019 Unlimited	$3,952 2,136 21,793	$	— — 7,165
Total	$27,881		$7,165

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from: Ordinary Income	$126,225	$96,086
Exempt Interest Dividends	33,279,512	33,130,948
Total	$33,405,737	$33,227,034

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $562,142 and $564,707, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	10,431,124	$101,039,238
Shares issued to shareholders in reinvestment of dividends and distributions	1,181,171	11,440,134
Shares redeemed	(13,934,446)	(133,752,320)

Net increase (decrease) in shares outstanding before conversion	(2,322,151)	(21,272,948)
Shares converted into Class A (See Note 1)	219,259	2,131,052
Shares converted from Class A (See Note 1)	(41,549)	(404,151)

Net increase (decrease)	(2,144,441)	$(19,546,047)

Year ended October 31, 2013:
Shares sold	22,182,089	$221,017,510
Shares issued to shareholders in reinvestment of dividends and distributions	1,204,679	11,711,429
Shares redeemed	(21,109,132)	(202,514,838)

Net increase (decrease) in shares outstanding before conversion	2,277,636	30,214,101
Shares converted into Class A (See Note 1)	275,726	2,737,966
Shares converted from Class A (See Note 1)	(95,013)	(907,196)

Net increase (decrease)	2,458,349	$32,044,871

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	129,199	$1,261,426
Shares issued to shareholders in reinvestment of dividends and distributions	66,650	648,209
Shares redeemed	(275,408)	(2,675,462)

Net increase (decrease) in shares outstanding before conversion	(79,559)	(765,827)
Shares converted into Investor Class (See Note 1)	61,613	599,448
Shares converted from Investor Class (See Note 1)	(205,324)	(2,005,301)

Net increase (decrease)	(223,270)	$(2,171,680)

Year ended October 31, 2013:
Shares sold	231,445	$2,295,102
Shares issued to shareholders in reinvestment of dividends and distributions	66,265	648,600
Shares redeemed	(296,651)	(2,898,811)

Net increase (decrease) in shares outstanding before conversion	1,059	44,891
Shares converted into Investor Class (See Note 1)	124,654	1,203,999
Shares converted from Investor Class (See Note 1)	(215,626)	(2,151,601)

Net increase (decrease)	(89,913)	$(902,711)

31

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	140,477	$1,372,417
Shares issued to shareholders in reinvestment of dividends and distributions	38,330	371,033
Shares redeemed	(239,999)	(2,296,050)

Net increase (decrease) in shares outstanding before conversion	(61,192)	(552,600)
Shares converted from Class B (See Note 1)	(33,322)	(321,048)

Net increase (decrease)	(94,514)	$(873,648)

Year ended October 31, 2013:
Shares sold	423,149	$4,243,780
Shares issued to shareholders in reinvestment of dividends and distributions	40,555	394,630
Shares redeemed	(357,814)	(3,459,540)

Net increase (decrease) in shares outstanding before conversion	105,890	1,178,870
Shares converted from Class B (See Note 1)	(89,333)	(883,168)

Net increase (decrease)	16,557	$295,702

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	3,271,991	$31,697,232
Shares issued to shareholders in reinvestment of dividends and distributions	367,763	3,563,319
Shares redeemed	(4,294,137)	(41,049,892)

Net increase (decrease)	(654,383)	$(5,789,341)

Year ended October 31, 2013:
Shares sold	6,994,416	$69,909,300
Shares issued to shareholders in reinvestment of dividends and distributions	375,862	3,653,731
Shares redeemed	(5,447,067)	(52,029,789)

Net increase (decrease)	1,923,211	$21,533,242

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	19,579,990	$190,516,015
Shares issued to shareholders in reinvestment of dividends and distributions	509,013	4,943,013
Shares redeemed	(14,121,421)	(135,097,265)

Net increase (decrease)	5,967,582	$60,361,763

Year ended October 31, 2013:
Shares sold	24,212,183	$237,514,780
Shares issued to shareholders in reinvestment of dividends and distributions	410,682	3,980,575
Shares redeemed	(13,493,041)	(129,303,603)

Net increase (decrease)	11,129,824	$112,191,752

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay Tax Free Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Tax Free Bond Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Tax Free Bond Fund of The MainStay Funds as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

33

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For individual federal income tax purposes, the Fund designated 99.6% of the ordinary income dividends paid during the fiscal year ended October 31, 2014 as attributable to interest income from tax exempt municipal bonds. Such dividends are currently exempt from federal income taxes under Section 103 (a) of the Internal Revenue Code.

In February 2015, shareholders will receive an IRS. Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay Tax Free Bond Fund

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

35

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

36	MainStay Tax Free Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

37

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

38	MainStay Tax Free Bond Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1631260 MS360-14	MST11-12/14 (NYLIM) NL215

MainStay Convertible Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.35% 10.42	10.76% 12.02	7.77% 8.38	0.99% 0.99
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.15 10.21	10.52 11.78	7.62 8.23	1.22 1.22
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4.41 9.41	10.69 10.96	7.44 7.44	1.97 1.97
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	8.35 9.35	10.95 10.95	7.43 7.43	1.97 1.97
Class I Shares[4]	No Sales Charge		10.74	12.32	8.65	0.74

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on November 28, 2008, include the historical performance of Class B shares through November 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Bank of America Merrill Lynch All U.S. Convertibles Index[5]	13.48%	13.37%	7.74%
Average Lipper Convertible Securities Fund[6]	10.19	10.94	6.76

5.	The Bank of America Merrill Lynch All U.S. Convertibles Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. The Bank of America Merrill Lynch All U.S. Convertibles Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper convertible securities fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay Convertible Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,051.00	$5.07	$1,020.30	$4.99

Investor Class Shares	$1,000.00	$1,049.50	$5.94	$1,019.40	$5.85

Class B Shares	$1,000.00	$1,045.70	$9.80	$1,015.60	$9.65

Class C Shares	$1,000.00	$1,045.80	$9.80	$1,015.60	$9.65

Class I Shares	$1,000.00	$1,052.20	$3.78	$1,021.50	$3.72

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.98% for Class A, 1.15% for Investor Class, 1.90% for Class B and Class C and 0.73% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	Intel Corp., 3.25%, due 8/1/39

2.	Gilead Sciences, Inc., 1.625%, due 5/1/16

3.	JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.), (zero coupon), due 5/5/15

4.	Stanley Black & Decker, Inc., 4.75%–6.25%

5.	Xilinx, Inc., 2.625%, due 6/15/17
6.	Danaher Corp., (zero coupon), due 1/22/21

7.	Jarden Corp., 1.875%, due 9/15/18

8.	United Airlines, Inc., 4.50%, due 1/15/15

9.	Novellus Systems, Inc., 2.625%, due 5/15/41

10.	Teva Pharmaceutical Finance Co. LLC, 0.25%, due 2/1/26

8	MainStay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Convertible Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Convertible Fund returned 10.42% for Class A shares, 10.21% for Investor Class shares, 9.41% for Class B shares and 9.35% for Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 10.74%. During the reporting period, all share classes underperformed the 13.48% return of the Bank of America Merrill Lynch All U.S. Convertibles Index,1 which is the Fund’s primary broad-based securities-market index. Over the same period, Class A, Investor Class and Class I shares outperformed—and Class B and Class C shares underperformed—the 10.19% return of the average Lipper2 convertible securities fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relative performance was primarily affected by sector allocation, security selection and equity sensitivity. The primary driver of the performance of convertible bonds during the reporting period was the appreciation of the underlying equity securities. For this reason, funds that, in general, owned convertibles with high equity sensitivity experienced superior investment performance. The equity sensitivity of the Fund was slightly higher than that of the Bank of America Merrill Lynch All U.S. Convertibles Index and the Fund’s peers. The Fund did not, however, own several of the better-performing, equity-sensitive and more-speculative convertible securities in the Index, such as Tesla Motors and Intermune. The absence of these securities hurt the Fund’s absolute and relative performance.

What was the Fund’s duration3 strategy during the reporting period?

Because convertible bond prices tend to vary with changes in the price of the underlying equity security rather than with changes in interest rates, duration does not guide our investment decisions. During the reporting period, the effective duration of the Fund was 5.05 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

As convertible bond performance is largely determined by the performance of the underlying equity security, our decision-making process is guided by our analysis of the underlying equity and whether the convertible security is likely to participate in the equity’s upside and provide some measure of protection on the downside. Our equity analysis looks at the health and prospects of the underlying business, the strength of management, financial stability and valuation.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s absolute performance and which market segments were particularly weak?

The strongest positive contributions to absolute performance came from the biotechnology and pharmaceuticals industries. (Contributions take weightings and total returns into account.) In particular, convertible bonds of Gilead Sciences and Salix Pharmaceuticals were two of the Fund’s best performers during the reporting period. Gilead Sciences performed well as sales of Sovaldi, the company’s recently approved treatment for Hepatitis C, exceeded even the most optimistic projections. Salix Pharmaceuticals performed well as its drugs for gastro-intestinal disorders continued to see rapid sales growth. In addition, the company was mentioned as a possible takeover target, which sent its shares and convertible bonds to an all-time high. We trimmed the Fund’s holdings in both positions near the end of the reporting period. Convertible bond positions in several semiconductor-related companies were also among the Fund’s strongest contributors to absolute performance for the reporting period. The convertible bonds of Spansion, Intel and Micron Technology were among the best performers. Throughout the reporting period, all three companies reported earnings that generally exceeded investor expectations, as strong demand and a more rational supply environment resulted in solid earnings. In the airlines industry, the Fund’s convertible bond position in United Airlines added to absolute performance. The company—and airlines in general—continued to benefit from growth in passenger revenue, a rationalization of supply through recent industry mergers, stable fuel prices and added revenue from ancillary fees such as baggage charges and meals.

The two weakest contributors to absolute performance were the manufacturing and marine transportation market segments. The weakest performing position in the Fund during the reporting period consisted of convertible bonds of Chart Industries. The company manufacturers steel vessels that are used to hold gases such as oxygen. Chart Industries also manufactures heat exchangers used to cool natural gas to a liquid form. The company’s oxygen tank business was negatively affected by slowing health care spending, and the energy-related businesses were hurt by a slowdown in orders from China. Another of the Fund’s poorly performing manufacturing holdings was a convertible bond position in Wabash National. The company manufactures truck trailers. While Wabash National’s revenue

1.	See footnote on page 6 for more information on the Bank of America Merrill Lynch All U.S. Convertibles Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

grew year-over-year, profitability suffered from cost overruns in the company’s diversified products division, which manufactures liquid transport tanks and truck doors. Within marine transportation, Fund positions in convertible bonds of Hornbeck Offshore and common stock of Tidewater were poor performers. Both companies provide marine transportation services to the offshore oil & gas exploration & production industry, and both were hurt by declining day-rates for offshore drilling rigs. As day-rates for rigs decline, investors fear that a similar fate awaits the offshore marine vessels that service them. Through the end of the reporting period, however, day-rates for marine vessels held up relatively well.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period we initiated a position in the convertible bonds of semiconductor company Spansion. Given the strong demand for flash memory products, we believe that the company’s share price does not reflect the company’s near- and mid-term earnings potential. We initiated a position in the convertible bonds of Pacira Pharmaceuticals, whose recently introduced pain relief drug Exparel could, in our opinion, capture a significant share of the postoperative pain-relief market. We also purchased the convertible bonds of Macquarie Infrastructure, as the company generates significant free cash flow from its marine port and aviation facilities.

Several of the Fund’s holdings matured during the reporting period and are no longer in the Fund. Among these were positions in wireless communications company Allegheny Technologies, insurance company MetLife and aluminum company Alcoa. We also sold the Fund’s convertible-bond position in Internet company Yahoo!, as we did not see a catalyst to further advance the company’s share price following the recent initial public offering of Alibaba. Yahoo! was an early investor in Alibaba and is a major shareholder in the company.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we reduced the Fund’s weightings in the financials, industrials and energy sectors and increased the Fund’s weighting in the information technology sector.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund was overweight relative to the Bank of America Merrill Lynch All U.S. Convertibles Index in the energy, information technology, materials and telecommunication services sectors. As of the same date, the Fund was underweight relative to the Index in the health care and consumer staples sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Convertible Fund

Portfolio of Investments October 31, 2014

	Principal Amount	Value

Convertible Securities 92.2%† Convertible Bonds 84.6%
Airlines 2.0%
♦United Airlines, Inc. 4.50%, due 1/15/15	$6,550,000	$18,323,625

Auto Manufacturers 2.0%
Ford Motor Co. 4.25%, due 11/15/16	2,564,000	4,235,407
Navistar International Corp. 4.75%, due 4/15/19 (a)	4,220,000	4,222,638
Wabash National Corp. 3.375%, due 5/1/18	8,792,000	9,978,920

		18,436,965

Biotechnology 8.2%
BioMarin Pharmaceutical, Inc. 0.75%, due 10/15/18	8,470,000	9,788,144
Cubist Pharmaceuticals, Inc. 1.125%, due 9/1/18	4,885,000	5,605,537
1.875%, due 9/1/20	6,519,000	7,627,230
♦Gilead Sciences, Inc. 1.625%, due 5/1/16	6,258,000	30,793,303
Illumina, Inc. (zero coupon), due 6/15/19 (a)	4,300,000	4,767,625
0.50%, due 6/15/21 (a)	4,300,000	4,963,813
Incyte Corp., Ltd. 0.375%, due 11/15/18 (a)	4,197,000	6,012,202
Medicines Co. (The) 1.375%, due 6/1/17	4,252,000	4,799,445

		74,357,299

Chemicals 0.6%
RPM International, Inc. 2.25%, due 12/15/20	4,744,000	5,251,015

Commercial Services 1.8%
Carriage Services, Inc. 2.75%, due 3/15/21 (a)	150,000	161,813
Live Nation Entertainment, Inc. 2.50%, due 5/15/19 (a)	11,361,000	11,886,447
Macquarie Infrastructure Co. LLC 2.875%, due 7/15/19	3,728,000	4,221,960

		16,270,220

	Principal Amount	Value

Computers 3.3%
SanDisk Corp. 0.50%, due 10/15/20	$11,688,000	$13,821,060
Spansion LLC 2.00%, due 9/1/20	9,971,000	16,015,919

		29,836,979

Distribution & Wholesale 0.4%
WESCO International, Inc. 6.00%, due 9/15/29	1,353,000	3,949,914

Electronics 0.4%
InvenSense, Inc. 1.75%, due 11/1/18 (a)	3,946,000	3,751,166

Energy—Alternate Sources 0.2%
SolarCity Corp. 1.625%, due 11/1/19 (a)	1,759,000	1,715,025

Finance—Leasing Companies 1.5%
Air Lease Corp. 3.875%, due 12/1/18	9,174,000	13,193,359

Health Care—Products 4.0%
Hologic, Inc. 2.00%, due 3/1/42 (b)	7,990,000	8,719,087
Insulet Corp. 2.00%, due 6/15/19	3,113,000	3,576,059
Teleflex, Inc. 3.875%, due 8/1/17	8,849,000	16,613,997
Wright Medical Group, Inc. 2.00%, due 8/15/17	5,289,000	7,259,153

		36,168,296

Health Care—Services 1.4%
WellPoint, Inc. 2.75%, due 10/15/42	7,160,000	12,538,950

Home Builders 0.8%
Lennar Corp. 3.25%, due 11/15/21 (a)	3,785,000	7,108,703

Home Furnishing 0.4%
TiVo, Inc. 2.00%, due 10/1/21 (a)	3,524,000	3,468,938

Household Products & Wares 2.2%
♦Jarden Corp. 1.875%, due 9/15/18	13,430,000	19,758,887

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Insurance 2.0%
American Equity Investment Life Holding Co. 3.50%, due 9/15/15 (a)	$5,248,000	$10,889,600
Radian Group, Inc. 2.25%, due 3/1/19	4,321,000	7,048,631

		17,938,231

Internet 5.1%
AOL, Inc. 0.75%, due 9/1/19 (a)	2,334,000	2,418,608
HomeAway, Inc. 0.125%, due 4/1/19 (a)	11,388,000	11,067,712
Priceline Group, Inc. (The) 0.35%, due 6/15/20	7,782,000	8,861,752
1.00%, due 3/15/18	5,917,000	8,217,234
Shutterfly, Inc. 0.25%, due 5/15/18	7,266,000	7,043,479
Twitter, Inc. 0.25%, due 9/15/19 (a)	9,161,000	8,422,394

		46,031,179

Iron & Steel 1.0%
United States Steel Corp. 2.75%, due 4/1/19	5,266,000	8,892,958

Lodging 1.0%
MGM Resorts International 4.25%, due 4/15/15	7,348,000	9,442,180

Machinery—Diversified 1.3%
Chart Industries, Inc. 2.00%, due 8/1/18	11,153,000	11,947,651

Media 0.7%
Liberty Interactive LLC 3.50%, due 1/15/31	425,000	230,562
Liberty Media Corp. 1.375%, due 10/15/23 (a)	5,925,000	5,921,297

		6,151,859

Metal Fabricate & Hardware 1.2%
RTI International Metals, Inc. 1.625%, due 10/15/19	10,874,000	10,459,429

Miscellaneous—Manufacturing 2.2%
♦Danaher Corp. (zero coupon), due 1/22/21	8,558,000	19,977,581

Oil & Gas Services 6.2%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	11,830,000	15,024,100

	Principal Amount	Value

Oil & Gas Services (continued)
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	$3,683,000	$3,521,869
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/5/15 (a)(c)	15,988,000	27,688,018
Newpark Resources, Inc. 4.00%, due 10/1/17	3,673,000	4,609,615
SEACOR Holdings, Inc. 2.50%, due 12/15/27	2,507,000	2,825,076
Subsea 7 S.A. 1.00%, due 10/5/17	3,000,000	2,775,000

		56,443,678

Pharmaceuticals 5.9%
Depomed, Inc. 2.50%, due 9/1/21	4,093,000	4,366,719
Omnicare, Inc. 3.50%, due 2/15/44	10,135,000	11,560,234
Pacira Pharmaceuticals, Inc. 3.25%, due 2/1/19	2,989,000	11,201,278
Salix Pharmaceuticals, Ltd. 1.50%, due 3/15/19	3,760,000	8,420,050
♦Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	13,686,000	18,305,025

		53,853,306

Real Estate Investment Trusts 2.7%
Host Hotels & Resorts, L.P. 2.50%, due 10/15/29 (a)	6,278,000	11,265,086
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (a)	9,324,000	13,548,938

		24,814,024

Semiconductors 13.1%
♦Intel Corp. 3.25%, due 8/1/39	19,794,000	32,870,510
Microchip Technology, Inc. 2.125%, due 12/15/37	8,326,000	14,190,626
♦Novellus Systems, Inc. 2.625%, due 5/15/41	8,098,000	18,306,541
NVIDIA Corp. 1.00%, due 12/1/18 (a)	6,846,000	7,778,768
ON Semiconductor Corp. Series B 2.625%, due 12/15/26	11,454,000	12,656,670
Rambus, Inc. 1.125%, due 8/15/18	3,292,000	3,810,490
SunEdison, Inc. 0.25%, due 1/15/20 (a)	8,829,000	8,840,036
♦Xilinx, Inc. 2.625%, due 6/15/17	12,870,000	20,221,988

		118,675,629

12	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Convertible Bonds (continued)
Software 10.6%
Bottomline Technologies, Inc. 1.50%, due 12/1/17	$8,408,000	$8,944,010
Citrix Systems, Inc. 0.50%, due 4/15/19 (a)	5,382,000	5,627,554
Medidata Solutions, Inc. 1.00%, due 8/1/18	9,054,000	9,817,931
Nuance Communications, Inc. 2.75%, due 11/1/31	8,349,000	8,187,238
Proofpoint, Inc. 1.25%, due 12/15/18 (a)	7,146,000	9,338,929
Red Hat, Inc. 0.25%, due 10/1/19 (a)	12,488,000	13,526,065
Salesforce.com, Inc. 0.25%, due 4/1/18	12,962,000	15,335,666
ServiceNow, Inc. (zero coupon), due 11/1/18 (a)	7,630,000	8,702,969
Verint Systems, Inc. 1.50%, due 6/1/21	14,688,000	16,459,740

		95,940,102

Telecommunications 1.3%
Ciena Corp. 3.75%, due 10/15/18 (a)	10,445,000	12,155,369

Transportation 1.1%
XPO Logistics, Inc. 4.50%, due 10/1/17	4,020,000	10,024,875

Total Convertible Bonds (Cost $639,580,167)		766,877,392

	Shares
Convertible Preferred Stocks 7.6%
Food 1.4%
Post Holdings, Inc. 2.50% (a)	28,508	2,216,189
3.75% (a)	39,161	3,558,372
Tyson Foods, Inc. 4.75%	133,648	6,703,784

		12,478,345

Hand & Machine Tools 2.4%
♦Stanley Black & Decker, Inc. 4.75%	98,493	13,281,781
6.25%	75,479	8,757,828

		22,039,609

Insurance 0.3%
Maiden Holdings, Ltd. 7.25%	61,807	2,888,241

	Shares	Value

Iron & Steel 1.1%
ArcelorMittal 6.00%	486,681	$9,976,960

Mining 0.5%
Alcoa, Inc. 5.38%	88,185	4,594,439

Oil & Gas 0.2%
Sanchez Energy Corp. Series A 4.88%	35,932	1,716,867

Real Estate Investment Trusts 1.7%
American Tower Corp. Series A 5.25%	29,212	3,177,973
Crown Castle International Corp. Series A 4.50%	92,032	9,351,372
Health Care REIT, Inc. Series I 6.50%	47,800	2,964,556

		15,493,901

Total Convertible Preferred Stocks (Cost $69,605,981)		69,188,362

Total Convertible Securities (Cost $709,186,148)		836,065,754

Common Stocks 3.0%
Aerospace & Defense 0.5%
Triumph Group, Inc.	63,977	4,454,718

Auto Manufacturers 0.4%
General Motors Co.	108,269	3,399,647

Banks 0.4%
Citigroup, Inc.	65,169	3,488,497

Oil & Gas Services 1.7%
Baker Hughes, Inc.	124,900	6,614,704
Cameron International Corp. (d)	46,635	2,777,114
Halliburton Co.	113,326	6,248,796

		15,640,614

Total Common Stocks (Cost $25,907,115)		26,983,476

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

	Number of Warrants	Value

Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co. Strike Price $10.00 Expires 7/10/16 (d)	1,016	$22,017
Strike Price $18.33 Expires 7/10/19 (d)	1,016	14,498

Total Warrants (Cost $1,062)		36,515

	Principal Amount
Short-Term Investment 5.2%
Repurchase Agreement 5.2%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $46,898,803 (Collateralized by a United States Treasury Note with a rate of 0.875% and a maturity date of 8/15/17, with a Principal Amount of $47,780,000 and a Market Value of $47,839,725)	$46,898,803	46,898,803

Total Short-Term Investment (Cost $46,898,803)		46,898,803

Total Investments (Cost $781,993,128) (e)	100.4%	909,984,548
Other Assets, Less Liabilities	(0.4)	(3,309,365)
Net Assets	100.0%	$906,675,183
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Step coupon—Rate shown was the rate in effect as of October 31, 2014.

(c)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock, represents 3.1% of the Fund’s net assets.

(d)	Non-income producing security.

(e)	As of October 31, 2014, cost was $797,809,891 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$126,767,436
Gross unrealized depreciation	(14,592,779)

Net unrealized appreciation	$112,174,657

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$766,877,392	$—	$766,877,392
Convertible Preferred Stocks	63,413,801	5,774,561	—	69,188,362

Total Convertible Securities	63,413,801	772,651,953	—	836,065,754

Common Stocks	26,983,476	—	—	26,983,476
Warrants	36,515	—	—	36,515
Short-Term Investment
Repurchase Agreement	—	46,898,803	—	46,898,803

Total Investments in Securities	$90,433,792	$819,550,756	$—	$909,984,548

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2014
Convertible Bonds
Internet	$915	$—	$(674,023	)(a)	$673,108	$—	$—	$—	$—	$—	$—

Total	$915	$—	$(674,023)		$673,108	$—	$—	$—	$—	$—	$—

(a)	At Home Corp. was removed from the books and records on March 3, 2014.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $781,993,128)	$909,984,548
Cash	24,878
Receivables:
Dividends and interest	2,798,694
Fund shares sold	2,295,078
Other assets	50,401

Total assets	915,153,599

Liabilities
Payables:
Investment securities purchased	6,617,232
Fund shares redeemed	949,905
Manager (See Note 3)	440,399
Transfer agent (See Note 3)	217,853
NYLIFE Distributors (See Note 3)	197,002
Shareholder communication	34,588
Professional fees	11,030
Trustees	1,867
Custodian	1,251
Accrued expenses	7,289

Total liabilities	8,478,416

Net assets	$906,675,183

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$494,518
Additional paid-in capital	703,399,443

703,893,961
Undistributed net investment income	4,307,859
Accumulated net realized gain (loss) on investments	70,481,943
Net unrealized appreciation (depreciation) on investments	127,991,420

Net assets	$906,675,183

Class A
Net assets applicable to outstanding shares	$384,987,017

Shares of beneficial interest outstanding	21,000,911

Net asset value per share outstanding	$18.33
Maximum sales charge (5.50% of offering price)	1.07

Maximum offering price per share outstanding	$19.40

Investor Class
Net assets applicable to outstanding shares	$85,849,936

Shares of beneficial interest outstanding	4,684,731

Net asset value per share outstanding	$18.33
Maximum sales charge (5.50% of offering price)	1.07

Maximum offering price per share outstanding	$19.40

Class B
Net assets applicable to outstanding shares	$29,765,283

Shares of beneficial interest outstanding	1,626,283

Net asset value and offering price per share outstanding	$18.30

Class C
Net assets applicable to outstanding shares	$92,117,984

Shares of beneficial interest outstanding	5,037,747

Net asset value and offering price per share outstanding	$18.29

Class I
Net assets applicable to outstanding shares	$313,954,963

Shares of beneficial interest outstanding	17,102,106

Net asset value and offering price per share outstanding	$18.36

16	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Interest	$11,740,111
Dividends	5,049,836

Total income	16,789,947

Expenses
Manager (See Note 3)	5,403,581
Distribution/Service—Class A (See Note 3)	990,210
Distribution/Service—Investor Class (See Note 3)	216,500
Distribution/Service—Class B (See Note 3)	315,757
Distribution/Service—Class C (See Note 3)	876,523
Transfer agent (See Note 3)	1,271,948
Registration	95,864
Professional fees	86,173
Shareholder communication	76,344
Custodian	19,323
Trustees	15,995
Miscellaneous	28,452

Total expenses	9,396,670

Net investment income (loss)	7,393,277

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	79,292,033
Net change in unrealized appreciation (depreciation) on investments	1,794,189

Net realized and unrealized gain (loss) on investments	81,086,222

Net increase (decrease) in net assets resulting from operations	$88,479,499

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,393,277	$7,397,362
Net realized gain (loss) on investments	79,292,033	35,031,999
Net change in unrealized appreciation (depreciation) on investments	1,794,189	113,193,173

Net increase (decrease) in net assets resulting from operations	88,479,499	155,622,534

Dividends and distributions to shareholders:
From net investment income:
Class A	(11,173,096)	(6,357,636)
Investor Class	(2,364,040)	(1,477,771)
Class B	(792,709)	(365,178)
Class C	(1,926,640)	(826,807)
Class I	(8,950,317)	(4,265,788)

	(25,206,802)	(13,293,180)

From net realized gain on investments:
Class A	(4,954,749)	(12,200,801)
Investor Class	(1,129,846)	(3,334,878)
Class B	(428,858)	(1,367,580)
Class C	(1,042,261)	(3,062,828)
Class I	(3,574,274)	(7,472,559)

	(11,129,988)	(27,438,646)

Total dividends and distributions to shareholders	(36,336,790)	(40,731,826)

Capital share transactions:
Net proceeds from sale of shares	342,862,601	266,727,438
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	31,094,534	35,446,361
Cost of shares redeemed	(366,179,649)	(256,685,968)

Increase (decrease) in net assets derived from capital share transactions	7,777,486	45,487,831

Net increase (decrease) in net assets	59,920,195	160,378,539

Net Assets
Beginning of year	846,754,988	686,376,449

End of year	$906,675,183	$846,754,988

Undistributed net investment income at end of year	$4,307,859	$16,857,207

18	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$17.33	$14.79	$15.12	$15.13	$13.03

Net investment income (loss) (a)	0.15	0.18	0.29	0.33	0.35
Net realized and unrealized gain (loss) on investments	1.59	3.29	0.46	(0.02)	2.10

Total from investment operations	1.74	3.47	0.75	0.31	2.45

Less dividends and distributions:
From net investment income	(0.51)	(0.31)	(0.31)	(0.32)	(0.35)
From net realized gain on investments	(0.23)	(0.62)	(0.77)	—	—

Total dividends and distributions	(0.74)	(0.93)	(1.08)	(0.32)	(0.35)

Net asset value at end of year	$18.33	$17.33	$14.79	$15.12	$15.13

Total investment return (b)	10.42%	24.78%	5.30%	2.13%	19.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.86%	1.13%	1.96%	2.08%	2.48%
Net expenses	0.97%	0.99%	1.00%	0.99%	1.05%
Portfolio turnover rate	59%	77%	61%	80%	80%
Net assets at end of year (in 000’s)	$384,987	$391,577	$317,267	$367,398	$367,972

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$17.32	$14.79	$15.11	$15.12	$13.02

Net investment income (loss) (a)	0.12	0.15	0.26	0.30	0.32
Net realized and unrealized gain (loss) on investments	1.60	3.28	0.47	(0.02)	2.10

Total from investment operations	1.72	3.43	0.73	0.28	2.42

Less dividends and distributions:
From net investment income	(0.48)	(0.28)	(0.28)	(0.29)	(0.32)
From net realized gain on investments	(0.23)	(0.62)	(0.77)	—	—

Total dividends and distributions	(0.71)	(0.90)	(1.05)	(0.29)	(0.32)

Net asset value at end of year	$18.33	$17.32	$14.79	$15.11	$15.12

Total investment return (b)	10.21%	24.42%	5.07%	1.98%	18.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67%	0.93%	1.74%	1.89%	2.25%
Net expenses	1.16%	1.22%	1.22%	1.19%	1.28%
Portfolio turnover rate	59%	77%	61%	80%	80%
Net assets at end of year (in 000’s)	$85,850	$86,136	$80,378	$85,747	$86,301

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2014	2013	2012	2011	2010
Net asset value at beginning of year	$17.37	$14.84	$15.15	$15.16	$13.05

Net investment income (loss) (a)	(0.01)	0.03	0.15	0.18	0.21
Net realized and unrealized gain (loss) on investments	1.59	3.29	0.47	(0.02)	2.11

Total from investment operations	1.58	3.32	0.62	0.16	2.32

Less dividends and distributions:
From net investment income	(0.42)	(0.17)	(0.16)	(0.17)	(0.21)
From net realized gain on investments	(0.23)	(0.62)	(0.77)	—	—

Total dividends and distributions	(0.65)	(0.79)	(0.93)	(0.17)	(0.21)

Net asset value at end of year	$18.30	$17.37	$14.84	$15.15	$15.16

Total investment return (b)	9.41%	23.50%	4.31%	1.19%	17.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.08%)	0.19%	0.99%	1.13%	1.51%
Net expenses	1.91%	1.97%	1.97%	1.94%	2.03%
Portfolio turnover rate	59%	77%	61%	80%	80%
Net assets at end of year (in 000’s)	$29,765	$32,629	$33,103	$43,420	$54,646

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$17.36	$14.82	$15.14	$15.15	$13.04

Net investment income (loss) (a)	(0.01)	0.03	0.15	0.18	0.21
Net realized and unrealized gain (loss) on investments	1.59	3.30	0.46	(0.02)	2.11

Total from investment operations	1.58	3.33	0.61	0.16	2.32

Less dividends and distributions:
From net investment income	(0.42)	(0.17)	(0.16)	(0.17)	(0.21)
From net realized gain on investments	(0.23)	(0.62)	(0.77)	—	—

Total dividends and distributions	(0.65)	(0.79)	(0.93)	(0.17)	(0.21)

Net asset value at end of year	$18.29	$17.36	$14.82	$15.14	$15.15

Total investment return (b)	9.35%	23.60%	4.24%	1.20%	17.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.08%)	0.19%	0.98%	1.13%	1.49%
Net expenses	1.91%	1.97%	1.97%	1.94%	2.03%
Portfolio turnover rate	59%	77%	61%	80%	80%
Net assets at end of year (in 000’s)	$92,118	$78,135	$75,372	$90,273	$90,474

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

20	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$17.35	$14.81	$15.13	$15.15	$13.04

Net investment income (loss) (a)	0.20	0.22	0.33	0.38	0.38
Net realized and unrealized gain (loss) on investments	1.60	3.29	0.47	(0.04)	2.12

Total from investment operations	1.80	3.51	0.80	0.34	2.50

Less dividends and distributions:
From net investment income	(0.56)	(0.35)	(0.35)	(0.36)	(0.39)
From net realized gain on investments	(0.23)	(0.62)	(0.77)	—	—

Total dividends and distributions	(0.79)	(0.97)	(1.12)	(0.36)	(0.39)

Net asset value at end of year	$18.36	$17.35	$14.81	$15.13	$15.15

Total investment return (b)	10.74%	25.05%	5.56%	2.39%	19.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11%	1.37%	2.21%	2.33%	2.66%
Net expenses	0.72%	0.74%	0.75%	0.74%	0.80%
Portfolio turnover rate	59%	77%	61%	80%	80%
Net assets at end of year (in 000’s)	$313,955	$258,279	$180,257	$242,147	$206,563

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Convertible Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

22	MainStay Convertible Fund

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith as the Board deems appropriate to reflect their fair value. As of October 31, 2014, the Fund did not hold any illiquid securities.

23

Notes to Financial Statements (continued)

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2014, the Fund did not hold any rights.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in

24	MainStay Convertible Fund

securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(J)  Concentration of Risk.  The Fund may invest in high-yield debt securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (‘‘MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.59% for the year ended October 31, 2014, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $5,403,581.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor

25

Notes to Financial Statements (continued)

Class shares were $92,334 and $22,231, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $1,134, $21, $51,030 and $5,098, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$384,378
Investor Class	245,549
Class B	89,595
Class C	248,073
Class I	304,353

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$32,342,003	$58,264,562	$0	$112,174,657	$202,781,222

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, deemed dividends and Contingent Payment Debt Instruments (CPDI).

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$5,264,177	$(5,264,177)	$—

The reclassifications for the Fund are primarily due to CPDI adjustments, deemed dividends and adjustments on trust preferred securities.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from: Ordinary Income	$36,336,790	$15,879,570
Long-Term Capital Gain	—	24,852,256
Total	$36,336,790	$40,731,826

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $522,823 and $510,292, respectively.

26	MainStay Convertible Fund

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	7,005,532	$124,184,540
Shares issued to shareholders in reinvestment of dividends and distributions	907,668	15,379,233
Shares redeemed	(9,919,933)	(174,981,457)

Net increase (decrease) in shares outstanding before conversion	(2,006,733)	(35,417,684)
Shares converted into Class A (See Note 1)	490,601	8,731,428
Shares converted from Class A (See Note 1)	(80,581)	(1,441,753)

Net increase (decrease)	(1,596,713)	$(28,128,009)

Year ended October 31, 2013:
Shares sold	8,389,260	$136,242,120
Shares issued to shareholders in reinvestment of dividends and distributions	1,145,934	16,645,522
Shares redeemed	(9,051,031)	(141,427,604)

Net increase (decrease) in shares outstanding before conversion	484,163	11,460,038
Shares converted into Class A (See Note 1)	738,350	12,045,134
Shares converted from Class A (See Note 1)	(74,062)	(1,209,456)

Net increase (decrease)	1,148,451	$22,295,716

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	315,218	$5,557,655
Shares issued to shareholders in reinvestment of dividends and distributions	205,157	3,469,157
Shares redeemed	(586,573)	(10,374,212)

Net increase (decrease) in shares outstanding before conversion	(66,198)	(1,347,400)
Shares converted into Investor Class (See Note 1)	221,881	3,940,468
Shares converted from Investor Class (See Note 1)	(443,446)	(7,898,489)

Net increase (decrease)	(287,763)	$(5,305,421)

Year ended October 31, 2013:
Shares sold	310,997	$4,896,641
Shares issued to shareholders in reinvestment of dividends and distributions	331,058	4,786,481
Shares redeemed	(720,235)	(11,247,710)

Net increase (decrease) in shares outstanding before conversion	(78,180)	(1,564,588)
Shares converted into Investor Class (See Note 1)	278,167	4,382,976
Shares converted from Investor Class (See Note 1)	(663,421)	(10,875,430)

Net increase (decrease)	(463,434)	$(8,057,042)

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	206,556	$3,642,564
Shares issued to shareholders in reinvestment of dividends and distributions	61,723	1,046,204
Shares redeemed	(331,940)	(5,878,239)

Net increase (decrease) in shares outstanding before conversion	(63,661)	(1,189,471)
Shares converted from Class B (See Note 1)	(188,299)	(3,331,654)

Net increase (decrease)	(251,960)	$(4,521,125)

Year ended October 31, 2013:
Shares sold	189,448	$2,971,146
Shares issued to shareholders in reinvestment of dividends and distributions	100,435	1,446,145
Shares redeemed	(364,062)	(5,645,010)

Net increase (decrease) in shares outstanding before conversion	(74,179)	(1,227,719)
Shares converted from Class B (See Note 1)	(278,752)	(4,343,224)

Net increase (decrease)	(352,931)	$(5,570,943)

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,162,200	$20,424,732
Shares issued to shareholders in reinvestment of dividends and distributions	130,856	2,216,706
Shares redeemed	(757,126)	(13,416,947)

Net increase (decrease)	535,930	$9,224,491

Year ended October 31, 2013:
Shares sold	636,115	$10,134,289
Shares issued to shareholders in reinvestment of dividends and distributions	197,260	2,838,498
Shares redeemed	(1,415,929)	(21,969,809)

Net increase (decrease)	(582,554)	$(8,997,022)

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	10,717,933	$189,053,110
Shares issued to shareholders in reinvestment of dividends and distributions	528,190	8,983,234
Shares redeemed	(9,028,781)	(161,528,794)

Net increase (decrease)	2,217,342	$36,507,550

Year ended October 31, 2013:
Shares sold	6,913,957	$112,483,242
Shares issued to shareholders in reinvestment of dividends and distributions	668,462	9,729,715
Shares redeemed	(4,867,986)	(76,395,835)

Net increase (decrease)	2,714,433	$45,817,122

27

Notes to Financial Statements (continued)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Convertible Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Convertible Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Convertible Fund of The MainStay Funds as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2014, the Fund designated approximately $2,811,844 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2014, should be multiplied by 6.1% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay Convertible Fund

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

32	MainStay Convertible Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

33

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay Convertible Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630575 MS360-14	MSC11-12/14 (NYLIM) NL210

MainStay Income Builder Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.03 10.08%	11.67 12.94%	6.72 7.33%	1.04 1.04%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.79 9.83	11.35 12.61	6.53 7.14	1.32 1.32
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	3.99 8.99	11.51 11.77	6.34 6.34	2.07 2.07
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	8.01 9.01	11.78 11.78	6.33 6.33	2.07 2.07
Class I Shares	No Sales Charge		10.33	13.23	7.74	0.79

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
MSCI World Index[4]	8.67%	11.41%	6.93%
Russell 1000® Index[5]	16.78	16.98	8.54
Income Builder Composite Index[6]	6.47	8.06	6.13
Barclays U.S. Aggregate Bond Index[7]	4.14	4.22	4.64
Average Lipper Mixed-Asset Target Allocation Growth Fund[8]	8.81	10.78	6.47

4.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index is the Fund’s secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The Income Builder Composite Index consists of the MSCI World Index and the Barclays U.S. Aggregate Bond Index weighted 50%/50% respectively. The Fund has selected the Income Builder Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%–80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,029.90	$5.17	$1,020.10	$5.14

Investor Class Shares	$1,000.00	$1,028.80	$6.19	$1,019.10	$6.16

Class B Shares	$1,000.00	$1,024.60	$10.00	$1,015.30	$9.96

Class C Shares	$1,000.00	$1,025.10	$10.06	$1,015.30	$10.01

Class I Shares	$1,000.00	$1,030.90	$3.89	$1,021.40	$3.87

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.01% for Class A, 1.21% for Investor Class, 1.96% for Class B, 1.97% for Class C and 0.76% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page 13 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	Verizon Communications, Inc.

2.	Altria Group, Inc.

3.	Imperial Tobacco Group PLC

4.	BCE, Inc.

5.	National Grid PLC
6.	Lorillard, Inc.

7.	SSE PLC

8.	Health Care REIT, Inc.

9.	Swisscom A.G.

10.	Duke Energy Corp.

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, Louis N. Cohen, CFA, and Taylor Wagenseil of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Fund, and Eric Sappenfield, William Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Fund.

How did MainStay Income Builder Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Income Builder Fund returned 10.08% for Class A shares, 9.83% for Investor Class shares, 8.99% for Class B shares and 9.01% for Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 10.33%. For the 12 months ended October 31, 2014, all share classes outperformed the 8.67% return of the MSCI World Index,1 which is the Fund’s primary broad-based securities-market index, and the 4.14% return of the Barclays U.S. Aggregate Bond Index,1 which is an additional benchmark for the Fund. Over the same period, all share classes outperformed the 8.81% return of the average Lipper2 mixed-asset target allocation growth fund. See page 5 for Fund returns with applicable sales charges.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

Epoch did not employ derivatives during the reporting period. MacKay Shields, however, successfully used a position in S&P 500® equity futures to increase the Fund’s overall equity sensitivity. This position had a very favorable impact on the Fund’s performance during the reporting period. The fixed-income portion of the Fund also used foreign currency forward contracts for hedging purposes, which also had a positive impact on the Fund.

What factors affected the relative performance of the equity portion of the Fund during the reporting period?

The equity portion of the Fund had strong absolute and relative performance for the 12 months ended October 31, 2014. The diversified group of companies in which the equity portion of the Fund invested continued to achieve growth in free cash flow and provide shareholders with positive returns from cash dividends, share buybacks and debt reduction. In the equity portion of the Fund, stock selection was the most significant contributor to relative performance, while an underweight position relative to the MSCI World Index in the information technology sector was the largest detractor from relative performance. (Contributions take weightings and total returns into account.) From a regional perspective, an underweight position relative to the MSCI World Index in the United States, a country that provided strong returns during the reporting period, detracted from relative performance.

In the equity portion of the Fund, which sectors were the strongest contributors to the Fund’s relative performance and which sectors detracted the most?

In the equity portion of the Fund, performance was primarily the result of finding companies that can grow their free cash flow and are committed to returning a significant portion of that cash to shareholders. The vast majority of stocks in the equity portion of the Fund belong to companies that achieved this and increased their dividends during the reporting period. We believe that understanding this “slow and steady” approach is more helpful to understanding returns than parsing returns in terms of sector weights and relative returns within those sectors. That said, sector commentary may provide additional insight if it is viewed in the proper context for this strategy.

In the equity portion of the Fund, the most significant contribution to relative performance came from stock selection in the consumer staples sector. An overweight position relative to the MSCI World Index in the utilities sector also provided a significant contribution to relative performance, as did stock selection in the energy sector.

An underweight position relative to the MSCI World Index and stock selection in the health care sector were significant detractors from relative performance, as was an underweight position in the information technology sector, a sector that had strong returns during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

Among the stocks with the strongest positive contributions to absolute performance during the reporting period were AstraZeneca, Lockheed Martin and Altria. AstraZeneca is a London-based pure-play biopharmaceutical company focused on cardio-vascular and metabolic disease, oncology, and respiratory, inflammation and autoimmunity. Shares of AstraZeneca moved higher during the reporting period because of increasing enthusiasm for the company’s near-term pipeline drugs, especially in the immuno-oncology area. AstraZeneca shares got a further boost during the reporting period when U.S. drug company Pfizer revealed that it had approached AstraZeneca to propose acquiring the company. Lockheed Martin is a global aerospace, defense, security and advanced technology company. The U.S.-based defense contractor’s stock price advanced as the company benefited from greater budgetary clarity, renewed focus on security in the face of recent international threats and and success in reducing costs.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

Lockheed remained focused on cost containment as margins continued to grow in spite of top-line pressures. We believe that top-line growth going forward will be driven by the F-35, purchases of which continued to add to the company’s order book. In our view, the biggest driver of this growth may be international sales. The company’s goal is to derive 20% of revenues from overseas in the next few years. The company has indicated its plans to continue its history of dividends and share repurchases. Altria is a domestic tobacco producer that owns several premier tobacco brands in the United States. These brands are focused on cigarettes, smokeless tobacco and machine-made cigars. Altria continued to drive growth with disciplined cost controls and strong cigarette pricing both of which helped offset volume pressures during the reporting period. Management has remained focused on a balanced approach to market share and profitability. This approach has allowed for continued investment in the brand equity of Marlboro and the development of the eCigarette category. The fundamentals of the business have allowed Altria to generate strong cash flows and consistently return cash to shareholders through a combination of growing dividends and share repurchases.

Among the stocks that detracted the most from absolute performance during the reporting period were Mattel, Wm Morrison and Diamond Offshore Drilling. Mattel, the largest toy manufacturer in the world (with products and brands including Fisher-Price, Barbie and Hot Wheels), posted disappointing results during the reporting period. The stock was under pressure as management worked through excess inventory to better position the company for the upcoming holiday season. The strong cash flows and consistent dividend continued to make Mattel an attractive investment for the shareholder-yield strategy. Management continued to invest to further diversify the brand portfolio, and returning cash to shareholders remained a priority. Wm Morrison Supermarkets was the second-most-substantial individual detractor from absolute performance. Wm Morrison Supermarkets is the fourth-largest supermarket chain in the United Kingdom, and the company experienced substantial headwinds during the reporting period from a growing discount segment in the U.K. food retail market. Despite this pressure, the company continued to generate substantial free cash flow and increased its dividend 10% during the reporting period. The company also announced its intention to increase the dividend again next year, which underscored its confidence in the sustainability of the company’s operating cash flow. Diamond Offshore Drilling, a global offshore oil and gas drilling contractor, experienced a slowdown in demand during 2014 as oil majors focused on capital efficiency and cost cutting. We closed the position in the equity portion of the Fund as questions arose about the company’s ability to maintain its dividend given the current outlook.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund made several significant purchases during the 12-month reporting period. Among the positions that we added were Potash, one of the world’s largest fertilizer companies, which produces crop nutrients including potash, nitrogen and phosphate; Targa Resources, a mid-stream energy corporation and one of the largest providers of natural gas in the United States; and Wisconsin Energy, a Midwest utility company that supplies electricity and natural gas to customers in Wisconsin and Michigan. We added positions in these companies because of their favorable shareholder-yield attributes.

Among the positions that we eliminated from the equity portion of the Fund were Allianz and Anheuser-Busch. Allianz is a global provider of insurance products and asset-management services. We sold our position in Allianz when our confidence in future cash flows diminished after the sudden departure of Bill Gross from PIMCO, a subsidiary of the company. While we believed that the transition to reduce key-man risk at PIMCO was well under way, the abrupt nature of the personnel change had a negative impact on the near-term visibility of future asset flows and the associated contributions to the parent company. Allianz has a clearly stated capital-allocation policy and a track record of paying an attractive dividend, but the uncertainty surrounding the impact on future cash flows at Allianz led us to exit the position. We sold the Fund’s equity position in Anheuser-Busch, the multinational beverage and brewing company and the world’s largest brewer, as the amount of expected shareholder yield was reduced by the company’s pursuit of acquisitions.

How did the Fund’s equity sector weightings change during the reporting period?

Sector weights in the equity portion of the Fund are generally a function of our bottom-up stock selection process. During

the reporting period, the equity portion of the Fund reduced exposure to the industrials, health care, consumer discretionary and information technology sectors. Exposures were increased among the remaining sectors, with the most significant increases coming in financials, utilities, materials and con-

sumer staples.

How was the equity portion of the Fund positioned at the end of the reporting period?

The equity portion of the Fund continues to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. That stock-by-stock process often results in equity portion of the Fund having a different composition than

10	MainStay Income Builder Fund

the MSCI World Index. The Index contains many companies that either lack free cash flow or use their free cash flow primarily to reinvest and make acquisitions. The composition of the equity portion of the Fund may also differ in terms of sector weights.

As of October 31, 2014, the most significant larger-than-benchmark weights in the equity portion of the Fund were in utilities and telecommunication services. As of the same date, the most significantly underweight equity positions relative to the Index were in the information technology and financials sectors.

What factors affected relative performance in the fixed-income portion of the Fund during the reporting period?

The fixed-income portion of the Fund maintained underweight positions relative to the Barclays U.S. Aggregate Bond Index in U.S. Treasury securities and assets with a high correlation to them. Although these assets have rallied since the beginning of the year, the fixed-income portion of the Fund performed well relative to the Barclays U.S. Aggregate Bond Index because of positive returns from exposure to high-yield corporate bonds.

The Federal Reserve’s willingness to pump liquidity into the market (by keeping the federal funds target rate close to zero) continued to stimulate lending and investments, as well as investors’ appetite for yield. These efforts continued to support credit-related product such as high-yield and investment-grade corporate bonds, which together represent a majority of the holdings in the fixed-income portion of the Fund.

What was the Fund’s duration3 strategy during the reporting period?

The duration of the fixed-income portion of the Fund was shorter than that of the Barclays U.S. Aggregate Bond Index throughout the reporting period as a result of two factors. First, the fixed-income portion of the Fund held an overweight position relative to the Barclays U.S. Aggregate Bond Index in high-yield corporate bonds. (The Index is limited to investment-grade bonds.) High-yield corporate bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a lower correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates, though they are not immune to interest-rate changes. Second, to further insulate the fixed-income portion of the Fund from a move in interest rates, we increased exposure to a short position in U.S. Treasury futures. This position shortened the Fund’s duration relative to the Barclays U.S. Aggregate Bond Index. At the end of the reporting period, the fixed-income portion of the Fund had an effective duration of 3.13 years, roughly 2.5 years shorter than the duration of the Index.

What specific factors, risks or market forces prompted significant decisions in the fixed-income portion of the Fund during the reporting period?

Throughout the reporting period, there were many factors to consider in positioning the fixed-income portion of the Fund. These included Federal Reserve asset tapering, geopolitical events and a flattening yield curve. Nevertheless, we did not make any major changes to the Fund’s positioning. We increased our short position in two-year U.S. Treasury securities through the use of futures to lower duration of the fixed-income portion of the Fund and to further insulate this portion of the Fund against a move in rates, specifically a flattening yield curve.4

During the reporting period, which market segments were the strongest contributors to performance in the fixed-income portion of the Fund and which market segments were particularly weak?

During the reporting period the Fund’s sector positions in the fixed-income portion of the Fund had a positive impact on performance. The most significant contributors were domestic high-yield corporate bonds and emerging-market bonds. Since we viewed high-yield issuer fundamentals as essentially strong, our expectation was for spreads to compress from current levels, which should continue to benefit high-yield corporate bonds. Our position in emerging-market bonds is concentrated among credits where—as in the domestic high-yield market— we selectively see strong fundamentals.

Our decision to maintain a position in S&P 500® equity futures to increase the overall equity sensitivity of the Fund also contributed to the overall performance of the Fund. An underweight position relative to the Barclays U.S. Aggregate Bond Index in U.S. Treasury securities had a slightly negative impact on the performance of the fixed-income portion of the Fund. An overweight position in high-yield corporate bonds, however, made up the difference.

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

During the reporting period we purchased bonds of e-commerce company QVC for the fixed-income portion of the Fund. Relative to its peers, the company had moderate leverage but strong cash flow generation. In our view, the bonds were offered at an

3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

11

attractive yield relative to securities of peers; and the company is owned by Liberty Media, whose market capitalization is greater than $10 billion. The fixed-income portion of the Fund also bought bonds of Zebra Technologies a leading manufacturer and distributor of bar-code technology used to track and identify assets. The proceeds from the issue that we purchased were used by the company to acquire a complementary business from Motorola. We believe that following the acquisition, total debt should be manageable, and we anticipate that the combined company may generate cash and pay down debt.

How did sector weightings change in the fixed-income portion of the Fund during the reporting period?

We made no significant changes to sector weightings in the fixed-income portion of the Fund during the reporting period. We increased our short position in two-year U.S. Treasury securities through the use of futures to lower duration and to further protect this portion of the Fund against a move in rates, specifically a flattening yield curve.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

In spite of volatility in the markets, our baseline view on Federal Reserve policy, the economic fundamentals and valuations in the credit markets has not changed. We believe that economic growth will continue to be moderate while the Federal Reserve remains highly accommodative. Our central belief is that monetary policy plays a critical role in the creation of credit and that the Federal Reserve has the ability to control monetary policy through its influence on short-term interest rates. These factors influenced our positioning of the Fund.

As of October 31, 2014, the fixed-income portion of the Fund maintained an overweight position relative to the Barclays U.S. Aggregate Bond Index in spread product,5 specifically high-yield corporate bonds. As of the same date, the fixed-income portion of the Fund was underweight more rate-sensitive sectors such as U.S. Treasury and agency securities. As of October 31, 2014, the duration of the fixed-income portion of the Fund was well below the duration of the Barclays U.S. Aggregate Bond Index.

We continue to own S&P 500® equity futures to increase the equity sensitivity of the Fund.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay Income Builder Fund

Portfolio of Investments October 31, 2014

	Principal Amount	Value

Long-Term Bonds 44.0%† Asset-Backed Securities 0.8%
Home Equity 0.7%
Ameriquest Mortgage Securities, Inc.
Series 2003-8, Class AF5 5.14%, due 10/25/33 (a)(b)	$89,877	$89,395
Carrington Mortgage Loan Trust
Series 2006-NC4, Class A5 0.215%, due 10/25/36 (b)(c)	344,642	310,228
Chase Funding Mortgage Loan Asset-Backed Certificates
Series 2002-2, Class 1A5 6.333%, due 4/25/32 (a)(b)	190,916	194,595
CIT Group Home Equity Loan Trust
Series 2003-1, Class A4 3.93%, due 3/20/32 (a)(b)	41,110	42,087
Citigroup Mortgage Loan Trust
Series 2007-AHL2, Class A3A 0.225%, due 5/25/37 (b)(c)	724,750	604,013
Countrywide Asset-Backed Certificates
Series 2003-5, Class AF5 6.239%, due 2/25/34 (a)(b)	485,496	514,543
Equity One ABS, Inc.
Series 2003-4, Class AF6 5.286%, due 10/25/34 (a)(b)	162,801	166,435
Series 2003-3, Class AF4 5.495%, due 12/25/33 (a)(b)	318,232	308,658
GSAA Home Equity Trust
Series 2006-14, Class A1 0.205%, due 9/25/36 (b)(c)	6,187,706	3,361,261
HSI Asset Securitization Corp. Trust
Series 2007-NC1, Class A1 0.255%, due 4/25/37 (b)(c)	165,159	155,363
JP Morgan Mortgage Acquisition Corp.
Series 2007-HE1, Class AF1 0.255%, due 3/25/47 (b)(c)	756,283	502,673
Master Asset Backed Securities Trust
Series 2006-HE4, Class A1 0.205%, due 11/25/36 (b)(c)	795,221	357,093
Merrill Lynch Mortgage Investors Trust
Series 2007-MLN1, Class A2A 0.265%, due 3/25/37 (b)(c)	1,312,415	1,283,221
RAMP Trust
Series 2003-RS7, Class AI6 5.34%, due 8/25/33 (b)(c)	36,185	36,297
Series 2003-RZ5, Class A7 5.47%, due 9/25/33 (a)(b)	70,965	73,299
RASC Trust
Series 2002-KS2, Class AI6 6.228%, due 4/25/32 (b)(c)	57,060	58,331

	Principal Amount	Value

Home Equity (continued)
Saxon Asset Securities Trust
Series 2003-1, Class AF5 5.455%, due 6/25/33 (a)(b)	$96,707	$99,241
Soundview Home Equity Loan Trust
Series 2006-EQ2, Class A2 0.265%, due 1/25/37 (b)(c)	1,271,592	858,663
Specialty Underwriting & Residential Finance Trust
Series 2006-BC4, Class A2B 0.265%, due 9/25/37 (b)(c)	830,580	398,916
Terwin Mortgage Trust
Series 2005-14HE, Class AF2 4.849%, due 8/25/36 (a)(b)	100,309	103,412

		9,517,724

Student Loans 0.1%
Keycorp Student Loan Trust
Series 2000-A, Class A2 0.555%, due 5/25/29 (c)	784,189	761,866

Total Asset-Backed Securities (Cost $10,801,403)		10,279,590

Convertible Bonds 0.3%
Leisure Time 0.2%
Jarden Corp. 1.125%, due 3/15/34 (d)	2,650,000	2,845,437

Transportation 0.1%
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	760,000	726,750

Total Convertible Bonds (Cost $3,481,935)		3,572,187

Corporate Bonds 39.2%
Aerospace & Defense 0.4%
B/E Aerospace, Inc.
5.25%, due 4/1/22	540,000	600,750
6.875%, due 10/1/20	1,805,000	1,951,656
TransDigm, Inc.
6.00%, due 7/15/22	1,100,000	1,112,375
7.50%, due 7/15/21	1,600,000	1,728,000

		5,392,781

Agriculture 0.0%‡
Lorillard Tobacco Co. 8.125%, due 6/23/19	255,000	312,381

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Airlines 0.6%
Continental Airlines, Inc. Series A 7.25%, due 5/10/21	$1,785,536	$2,092,434
7.875%, due 1/2/20	990,595	1,057,995
U.S. Airways Group, Inc. Class A Series 2010-1 Pass Through Trust 6.25%, due 10/22/24	1,161,067	1,297,492
U.S. Airways, Inc. Class A Series 2012-1 Pass Through Trust 5.90%, due 4/1/26	2,195,541	2,431,562
UAL 2009-1 Pass-Through Trust 10.40%, due 5/1/18	655,194	723,989

		7,603,472

Auto Manufacturers 0.6%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	2,100,000	2,346,750
Ford Motor Co.
6.625%, due 10/1/28	1,500,000	1,846,984
7.45%, due 7/16/31	450,000	602,694
8.90%, due 1/15/32	215,000	302,197
Navistar International Corp. 8.25%, due 11/1/21	2,425,000	2,492,900

		7,591,525

Auto Parts & Equipment 0.8%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (d)	2,200,000	2,301,134
Dana Holding Corp. 5.375%, due 9/15/21	2,280,000	2,371,200
Goodyear Tire & Rubber Co. (The)
6.50%, due 3/1/21	625,000	668,750
8.25%, due 8/15/20	1,200,000	1,290,000
MPG Holdco I, Inc. 7.375%, due 10/15/22 (d)	3,005,000	3,155,250

		9,786,334

Banks 3.8%
AgriBank FCB 9.125%, due 7/15/19	300,000	382,017
Banco Santander Mexico S.A. 4.125%, due 11/9/22 (d)	2,260,000	2,288,250
Bank of America Corp.
5.125%, due 12/29/49 (c)	965,000	936,050
5.42%, due 3/15/17	135,000	146,168
5.625%, due 7/1/20	645,000	732,494
6.11%, due 1/29/37	980,000	1,146,716
7.625%, due 6/1/19	1,015,000	1,231,134
8.00%, due 7/29/49 (c)	1,500,000	1,614,375
8.57%, due 11/15/24	485,000	642,897

	Principal Amount	Value

Banks (continued)
BBVA Bancomer S.A. 6.75%, due 9/30/22 (d)	$1,985,000	$2,248,012
CIT Group, Inc.
3.875%, due 2/19/19	1,740,000	1,750,875
4.25%, due 8/15/17	100,000	102,750
5.00%, due 8/15/22	1,175,000	1,229,344
Citigroup, Inc.
4.05%, due 7/30/22	105,000	108,019
6.30%, due 12/29/49 (c)	2,820,000	2,802,375
6.875%, due 6/1/25	1,715,000	2,131,609
Discover Bank 8.70%, due 11/18/19	1,064,000	1,321,380
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	3,045,000	3,053,496
HSBC Holdings PLC
5.10%, due 4/5/21	115,000	129,786
6.375%, due 12/29/49 (c)	3,000,000	3,060,000
JPMorgan Chase & Co.
6.125%, due 12/29/49 (c)	3,005,000	2,997,487
7.90%, due 4/29/49 (c)	3,300,000	3,576,375
Mellon Capital III 6.369%, due 9/5/66 (c)	£1,950,000	3,234,834
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (d)	$2,250,000	2,342,257
Morgan Stanley
4.875%, due 11/1/22	1,125,000	1,198,083
5.00%, due 11/24/25	2,535,000	2,694,358
5.45%, due 7/29/49 (c)	2,825,000	2,838,244
Wells Fargo & Co. 5.90%, due 12/29/49 (c)	2,375,000	2,441,737

		48,381,122

Beverages 0.1%
Embotelladora Andina S.A. 5.00%, due 10/1/23 (d)	1,350,000	1,429,986

Building Materials 1.0%
Building Materials Corporation of America 5.375%, due 11/15/24 (d)	2,940,000	2,947,350
Cemex S.A.B. de C.V. 7.25%, due 1/15/21 (d)	2,700,000	2,912,625
USG Corp.
6.30%, due 11/15/16	4,695,000	4,953,225
9.75%, due 1/15/18	1,330,000	1,532,825

		12,346,025

Chemicals 0.8%
Dow Chemical Co. (The)
4.125%, due 11/15/21	1,605,000	1,699,885
8.55%, due 5/15/19	225,000	283,385
Hexion U.S. Finance Corp. 6.625%, due 4/15/20	1,735,000	1,735,000

14	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Chemicals (continued)
Huntsman International LLC 8.625%, due 3/15/21	$2,900,000	$3,161,000
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	1,525,000	1,592,100
WR Grace & Co. 5.125%, due 10/1/21 (d)	1,565,000	1,630,542

		10,101,912

Coal 0.1%
Alpha Natural Resources, Inc.
6.00%, due 6/1/19	1,100,000	550,000
6.25%, due 6/1/21	110,000	52,250
7.50%, due 8/1/20 (d)	905,000	724,000

		1,326,250

Commercial Services 0.7%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.125%, due 6/1/22 (d)	3,000,000	2,964,000
Hertz Corp. (The)
5.875%, due 10/15/20	450,000	453,375
7.375%, due 1/15/21	2,700,000	2,855,250
Rent-A-Center, Inc. 4.75%, due 5/1/21	725,000	614,438
United Rentals North America, Inc.
6.125%, due 6/15/23	710,000	764,137
8.375%, due 9/15/20	1,305,000	1,412,662

		9,063,862

Computers 0.7%
International Business Machines Corp. 7.00%, due 10/30/25	2,050,000	2,715,211
NCR Corp. 5.00%, due 7/15/22	3,295,000	3,278,525
SunGard Data Systems, Inc.
6.625%, due 11/1/19	2,625,000	2,716,875
7.375%, due 11/15/18	344,000	358,620
7.625%, due 11/15/20	200,000	213,250

		9,282,481

Cosmetics & Personal Care 0.2%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (d)	1,850,000	1,970,250

Diversified Financial Services 0.4%
Alterra Finance LLC 6.25%, due 9/30/20	200,000	232,233
GE Capital Trust II Series Reg S 5.50%, due 9/15/67 (c)	€2,240,000	3,031,430

	Principal Amount	Value

Diversified Financial Services (continued)
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (c)	£760,000	$1,325,192

		4,588,855

Electric 1.0%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (d)	$2,200,000	2,213,750
Calpine Corp. 5.75%, due 1/15/25	3,340,000	3,381,750
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (d)	3,405,000	3,506,067
Great Plains Energy, Inc. 5.292%, due 6/15/22 (a)	1,130,000	1,298,410
Puget Energy, Inc. 5.625%, due 7/15/22	815,000	941,001
Wisconsin Energy Corp. 6.25%, due 5/15/67 (c)	1,554,717	1,581,925

		12,922,903

Engineering & Construction 0.3%
MasTec, Inc. 4.875%, due 3/15/23	1,760,000	1,680,800
Odebrecht Finance, Ltd. 4.375%, due 4/25/25 (d)	2,150,000	2,021,000

		3,701,800

Entertainment 0.2%
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21	1,935,000	1,993,050

Finance—Auto Loans 0.4%
Ally Financial, Inc.
3.50%, due 1/27/19	3,250,000	3,274,375
8.00%, due 11/1/31	770,000	979,825
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	350,000	404,516
General Motors Financial Co., Inc. 3.25%, due 5/15/18	325,000	332,313

		4,991,029

Finance—Consumer Loans 0.7%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (c)	2,400,000	2,454,000
Navient Corp. 8.00%, due 3/25/20	2,700,000	3,098,250
Springleaf Finance Corp.
6.00%, due 6/1/20	775,000	802,125
7.75%, due 10/1/21	1,765,000	1,994,450

		8,348,825

Finance—Credit Card 0.2%
American Express Co. 6.80%, due 9/1/66 (c)	1,600,000	1,695,840

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Credit Card (continued)
Discover Financial Services 3.85%, due 11/21/22	$1,491,000	$1,508,498

		3,204,338

Finance—Investment Banker/Broker 0.1%
Jefferies Group LLC
5.125%, due 1/20/23	722,000	765,093
6.45%, due 6/8/27	1,000,000	1,132,230

		1,897,323

Finance—Mortgage Loan/Banker 0.1%
Countrywide Financial Corp. 6.25%, due 5/15/16	1,200,000	1,289,081

Finance—Other Services 0.3%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
5.875%, due 2/1/22	1,195,000	1,227,863
6.00%, due 8/1/20	2,110,000	2,215,500

		3,443,363

Food 1.6%
Cosan Luxembourg S.A. 5.00%, due 3/14/23 (d)	2,450,000	2,358,125
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (d)	1,640,000	1,728,527
JBS Finance II, Ltd. 8.25%, due 1/29/18 (d)	675,000	710,438
JBS USA LLC / JBS USA Finance, Inc.
5.875%, due 7/15/24 (d)	1,825,000	1,834,125
8.25%, due 2/1/20 (d)	480,000	513,600
Kerry Group Financial Services 3.20%, due 4/9/23 (d)	2,899,000	2,809,151
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (d)	2,500,000	2,612,500
Smithfield Foods, Inc.
6.625%, due 8/15/22	575,000	626,750
7.75%, due 7/1/17	925,000	1,031,375
Tyson Foods, Inc. 3.95%, due 8/15/24	4,235,000	4,319,302
Virgolino de Oliveira Finance S.A.
10.875%, due 1/13/20 (d)	1,535,000	935,889
11.75%, due 2/9/22 (d)	1,700,000	421,600

		19,901,382

Food Services 0.2%
Aramark Services, Inc. 5.75%, due 3/15/20	2,500,000	2,612,500

Forest Products & Paper 0.2%
Fibria Overseas Finance, Ltd. 5.25%, due 5/12/24	2,000,000	2,039,400

	Principal Amount	Value

Health Care—Products 0.3%
Alere, Inc. 7.25%, due 7/1/18	$1,850,000	$1,970,250
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18	1,300,000	1,433,250

		3,403,500

Health Care—Services 1.3%
CHS / Community Health Systems, Inc. 5.125%, due 8/1/21	2,925,000	3,056,625
CIGNA Corp. 4.375%, due 12/15/20	270,000	292,801
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (d)	1,985,000	2,163,650
HCA, Inc. 5.00%, due 3/15/24	3,750,000	3,867,225
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (d)	3,880,000	4,059,450
Tenet Healthcare Corp. 6.00%, due 10/1/20	2,750,000	2,956,250

		16,396,001

Home Builders 1.7%
Beazer Homes USA, Inc.
5.75%, due 6/15/19	1,025,000	981,438
7.25%, due 2/1/23	1,185,000	1,179,075
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (d)	5,435,000	5,720,337
Lennar Corp. 4.50%, due 6/15/19	2,400,000	2,443,512
MDC Holdings, Inc. 5.625%, due 2/1/20	2,750,000	2,880,625
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	1,575,000	1,677,375
Standard Pacific Corp. 8.375%, due 5/15/18	2,000,000	2,315,000
Toll Brothers Finance Corp. 5.875%, due 2/15/22	1,340,000	1,443,850
TRI Pointe Holdings, Inc. 5.875%, due 6/15/24 (d)	2,935,000	2,993,700

		21,634,912

Household Products & Wares 0.2%
Controladora Mabe S.A. de C.V. 7.875%, due 10/28/19 (d)	1,800,000	2,057,850

Insurance 3.4%
Allstate Corp. (The) 6.50%, due 5/15/67 (c)	3,790,000	4,195,056

16	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Insurance (continued)
American International Group, Inc. Series A3 4.875%, due 3/15/67 (c)	€1,300,000	$1,700,775
Series A2 5.75%, due 3/15/67 (c)	£1,100,000	1,824,930
Chubb Corp. (The) 6.375%, due 3/29/67 (c)	$1,660,000	1,809,400
Genworth Holdings, Inc.
6.15%, due 11/15/66 (c)	1,320,000	1,128,600
7.625%, due 9/24/21	1,915,000	2,334,217
Hartford Financial Services Group, Inc. 6.10%, due 10/1/41	4,100,000	5,109,539
Liberty Mutual Group, Inc.
4.25%, due 6/15/23 (d)	250,000	258,561
6.50%, due 3/15/35 (d)	220,000	267,899
7.80%, due 3/7/87 (d)	1,760,000	2,059,200
10.75%, due 6/15/88 (c)(d)	750,000	1,153,125
Oil Insurance, Ltd. 3.215%, due 12/29/49 (c)(d)	1,320,000	1,222,213
Pacific Life Insurance Co. 7.90%, due 12/30/23 (d)	2,575,000	3,354,334
Progressive Corp. (The) 6.70%, due 6/15/67 (c)	3,700,000	4,060,750
Protective Life Corp. 8.45%, due 10/15/39	1,640,000	2,428,799
Provident Cos., Inc. 7.25%, due 3/15/28	2,115,000	2,650,302
Prudential Financial, Inc. 5.625%, due 6/15/43 (c)	1,760,000	1,826,000
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (c)(d)	1,350,000	1,417,500
Voya Financial, Inc. 5.50%, due 7/15/22	2,800,000	3,156,636
XL Group PLC 6.50%, due 10/29/49 (c)	2,120,000	2,034,140

		43,991,976

Investment Company 0.2%
CDP Financial, Inc. 4.40%, due 11/25/19 (d)	2,300,000	2,542,144

Iron & Steel 0.8%
AK Steel Corp.
7.625%, due 10/1/21	2,710,000	2,716,775
8.75%, due 12/1/18	1,900,000	2,075,750
Cliffs Natural Resources, Inc.
3.95%, due 1/15/18	745,000	655,600
5.90%, due 3/15/20	1,085,000	916,825
United States Steel Corp. 7.375%, due 4/1/20	2,250,000	2,520,000

	Principal Amount	Value

Iron & Steel (continued)
Vale S.A. 5.625%, due 9/11/42	$1,545,000	$1,526,769

		10,411,719

Lodging 1.2%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20	2,345,000	1,760,825
MGM Resorts International
6.75%, due 10/1/20	8,531,000	9,362,773
8.625%, due 2/1/19	80,000	92,600
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, due 5/15/18	265,000	305,821
7.15%, due 12/1/19	1,900,000	2,249,866
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.75%, due 8/15/20	1,500,000	1,612,500

		15,384,385

Machinery—Construction & Mining 0.2%
Terex Corp. 6.50%, due 4/1/20	2,400,000	2,526,000

Machinery—Diversified 0.1%
Zebra Technologies Corp. 7.25%, due 10/15/22 (d)	1,810,000	1,905,025

Media 0.9%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, due 1/15/24	1,555,000	1,591,931
CCOH Safari LLC
5.50%, due 12/1/22	1,050,000	1,060,500
5.75%, due 12/1/24	550,000	553,094
DISH DBS Corp.
5.875%, due 7/15/22	2,050,000	2,173,000
7.125%, due 2/1/16	1,400,000	1,489,250
iHeartCommunications, Inc. 9.00%, due 3/1/21	3,070,000	3,070,000
NBC Universal Media LLC 5.15%, due 4/30/20	160,000	182,062
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	800,000	1,075,710
Time Warner, Inc. 7.70%, due 5/1/32	300,000	418,057

		11,613,604

Mining 0.8%
Aleris International, Inc. 7.875%, due 11/1/20	2,800,000	2,912,000
Anglo American Capital PLC 9.375%, due 4/8/19 (d)	250,000	315,708

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Mining (continued)
FMG Resources (August 2006) Pty, Ltd. 8.25%, due 11/1/19 (d)	$2,000,000	$2,075,000
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	1,300,000	1,677,907
Vedanta Resources PLC
7.125%, due 5/31/23 (d)	1,625,000	1,653,438
8.25%, due 6/7/21 (d)	1,690,000	1,842,100

		10,476,153

Miscellaneous—Manufacturing 0.7%
Amsted Industries, Inc. 5.00%, due 3/15/22 (d)	2,985,000	2,943,956
Bombardier, Inc. 6.00%, due 10/15/22 (d)	3,030,000	3,111,431
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (d)	3,180,000	3,084,600
Siemens Financieringsmaatschappij N.V. 6.125%, due 8/17/26 (d)	300,000	372,579

		9,512,566

Office & Business Equipment 0.0%‡
Xerox Corp. 4.25%, due 2/15/15	300,000	303,108

Oil & Gas 3.0%
Berry Petroleum Co. 6.375%, due 9/15/22	1,490,000	1,385,700
California Resources Corp. 5.00%, due 1/15/20 (d)	2,335,000	2,370,025
Chesapeake Energy Corp. 6.625%, due 8/15/20	2,350,000	2,649,625
Cimarex Energy Co. 4.375%, due 6/1/24	1,965,000	1,996,931
CITGO Petroleum Corp. 6.25%, due 8/15/22 (d)	1,980,000	2,014,650
Denbury Resources, Inc. 6.375%, due 8/15/21	2,550,000	2,664,750
ENI S.p.A. 4.15%, due 10/1/20 (d)	1,825,000	1,968,405
EP Energy LLC / Everest Acquisition Finance, Inc. 9.375%, due 5/1/20	2,800,000	3,059,000
Gazprom OAO Via Gaz Capital S.A. 4.95%, due 7/19/22 (d)	1,460,000	1,390,650
Linn Energy LLC / Linn Energy Finance Corp. 8.625%, due 4/15/20	5,700,000	5,714,250
Pacific Rubiales Energy Corp. 5.125%, due 3/28/23 (d)	1,750,000	1,675,625
Petrobras Global Finance B.V. 4.375%, due 5/20/23	2,610,000	2,488,105

	Principal Amount	Value

Oil & Gas (continued)
Precision Drilling Corp.
6.50%, due 12/15/21	$1,495,000	$1,532,375
6.625%, due 11/15/20	635,000	654,050
Rosneft Finance S.A. 7.25%, due 2/2/20 (d)	1,270,000	1,330,325
Samson Investment Co. 9.75%, due 2/15/20	1,820,000	1,346,800
SM Energy Co. 5.00%, due 1/15/24	1,970,000	1,841,950
Swift Energy Co. 7.875%, due 3/1/22	1,875,000	1,692,188

		37,775,404

Oil & Gas Services 0.4%
Basic Energy Services, Inc. 7.75%, due 2/15/19	2,520,000	2,457,000
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc. 6.125%, due 6/15/19	1,105,000	1,208,594
PHI, Inc. 5.25%, due 3/15/19	2,005,000	1,980,659

		5,646,253

Packaging & Containers 0.5%
Crown European Holdings S.A. 4.00%, due 7/15/22 (d)	€2,150,000	2,752,065
Reynolds Group Issuer, Inc.
5.75%, due 10/15/20	$2,000,000	2,080,000
9.875%, due 8/15/19	1,110,000	1,205,737

		6,037,802

Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc. 7.50%, due 7/15/21 (d)	1,500,000	1,605,000

Pipelines 3.1%
Access Midstream Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	2,745,000	2,868,525
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 6.625%, due 10/1/20	2,650,000	2,809,000
Energy Transfer Equity, L.P. 5.875%, due 1/15/24	2,000,000	2,100,000
Energy Transfer Partners, L.P.
4.65%, due 6/1/21	1,455,000	1,552,892
7.60%, due 2/1/24	650,000	809,888
Kinder Morgan, Inc.
5.00%, due 2/15/21 (d)	2,930,000	3,091,150
7.75%, due 1/15/32	2,950,000	3,687,500

18	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Pipelines (continued)
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp.
5.50%, due 2/15/23	$1,975,000	$2,103,375
6.25%, due 6/15/22	91,000	98,053
ONEOK, Inc. 6.00%, due 6/15/35	350,000	348,725
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.70%, due 6/15/44	3,050,000	3,066,443
Regency Energy Partners, L.P. / Regency Energy Finance Corp.
5.50%, due 4/15/23	775,000	802,125
5.875%, due 3/1/22	1,350,000	1,437,750
6.875%, due 12/1/18	1,265,000	1,312,438
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,740,000	1,885,824
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
4.25%, due 11/15/23	2,165,000	2,143,350
5.25%, due 5/1/23	4,240,000	4,452,000
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.50%, due 10/15/19 (d)	1,845,000	1,895,737
Williams Cos., Inc. (The)
3.70%, due 1/15/23	1,900,000	1,787,362
4.55%, due 6/24/24	1,070,000	1,048,292

		39,300,429

Real Estate Investment Trusts 0.0%‡
♦Health Care REIT, Inc. 4.70%, due 9/15/17	290,000	315,275

Retail 1.6%
AmeriGas Finance LLC / AmeriGas Finance Corp.
6.75%, due 5/20/20	1,140,000	1,214,100
7.00%, due 5/20/22	1,400,000	1,512,000
Brinker International, Inc. 2.60%, due 5/15/18	1,885,000	1,892,042
CVS Pass-Through Trust 5.789%, due 1/10/26 (d)(e)	225,882	253,923
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	1,750,000	1,825,252
QVC, Inc. 4.85%, due 4/1/24	2,500,000	2,531,947
Signet UK Finance PLC 4.70%, due 6/15/24	3,200,000	3,254,314
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24	2,465,000	2,446,513

	Principal Amount	Value

Retail (continued)
Tiffany & Co. 3.80%, due 10/1/24 (d)	$4,715,000	$4,783,646
Wal-Mart Stores, Inc. 6.75%, due 10/15/23	314,000	404,349

		20,118,086

Semiconductors 0.3%
Freescale Semiconductor, Inc.
5.00%, due 5/15/21 (d)	400,000	394,000
6.00%, due 1/15/22 (d)	3,200,000	3,280,000

		3,674,000

Software 0.3%
First Data Corp.
7.375%, due 6/15/19 (d)	2,535,000	2,687,100
8.875%, due 8/15/20 (d)	1,635,000	1,769,887

		4,456,987

Telecommunications 2.0%
CC Holdings GS V LLC / Crown Castle GS III Corp. 2.381%, due 12/15/17	2,140,000	2,168,115
Comcel Trust 6.875%, due 2/6/24 (d)	1,700,000	1,819,000
CommScope, Inc. 5.00%, due 6/15/21 (d)	3,090,000	3,082,275
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	1,100,000	1,190,750
7.625%, due 6/15/21	1,200,000	1,335,000
Inmarsat Finance PLC 4.875%, due 5/15/22 (d)	2,680,000	2,680,000
Sprint Communications, Inc. 6.00%, due 11/15/22	1,900,000	1,895,250
Sprint Corp. 7.25%, due 9/15/21 (d)	1,300,000	1,374,750
T-Mobile USA, Inc. 6.125%, due 1/15/22	3,515,000	3,642,419
Telecom Italia Capital S.A. 7.721%, due 6/4/38	315,000	355,950
Telefonica Emisiones SAU
4.57%, due 4/27/23	2,552,000	2,698,018
5.462%, due 2/16/21	395,000	443,304
♦Verizon Communications, Inc. 5.15%, due 9/15/23	2,325,000	2,603,740

		25,288,571

Transportation 0.6%
CHC Helicopter S.A. 9.25%, due 10/15/20	2,871,000	3,071,970
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (d)	375,000	386,250
Hornbeck Offshore Services, Inc.
5.00%, due 3/1/21	1,300,000	1,157,000
5.875%, due 4/1/20	1,700,000	1,598,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Transportation (continued)
Ukraine Railways via Shortline PLC 9.50%, due 5/21/18 (d)	$1,750,000	$1,260,350

		7,473,570

Total Corporate Bonds (Cost $486,002,331)		499,372,550

Foreign Bonds 0.5%
Banks 0.2%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	£1,186,000	2,468,790

Diversified Financial Services 0.2%
Ageas Hybrid Financing S.A. 5.125%, due 6/29/49 (c)	€1,700,000	2,146,333

Packaging & Containers 0.1%
Rexam PLC 6.75%, due 6/29/67 (c)	1,250,000	1,648,675

Total Foreign Bonds (Cost $5,712,707)		6,263,798

Loan Assignments 1.6% (f)
Airlines 0.2%
U.S. Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19	$1,980,000	1,931,120

Auto Parts & Equipment 0.1%
Allison Transmission, Inc. New Term Loan B3 3.75%, due 8/23/19	1,771,183	1,755,368

Commercial Services 0.1%
Allied Security Holdings LLC New 2nd Lien Term Loan 8.00%, due 8/13/21	1,815,068	1,796,161

Entertainment 0.2%
Scientific Games International, Inc. 2014 Term Loan B1 4.25%, due 10/18/20	2,481,250	2,428,524
SeaWorld Parks & Entertainment, Inc. Term Loan B2 3.00%, due 5/14/20	731,128	698,227

		3,126,751

	Principal Amount	Value

Health Care—Products 0.2%
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	$2,339,138	$2,308,436

Household Products & Wares 0.3%
Prestige Brands, Inc. Term Loan B2 4.50%, due 9/3/21	3,850,000	3,853,207

Media 0.3%
Clear Channel Communications, Inc. Term Loan D 6.904%, due 1/30/19	1,966,831	1,855,214
Virgin Media Bristol LLC USD Term Loan B 3.50%, due 6/7/20	1,500,000	1,478,125

		3,333,339

Mining 0.1%
FMG Resources (August 2006) Pty, Ltd. New Term Loan B 3.75%, due 6/30/19	1,078,110	1,050,773

Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc. Series E Term Loan B 3.50%, due 8/5/20	1,393,344	1,381,733

Total Loan Assignments (Cost $20,714,247)		20,536,888

Mortgage-Backed Securities 0.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.5%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.781%, due 4/10/49 (g)	400,000	433,522
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.382%, due 12/25/36 (c)(d)	217,305	196,484
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW16, Class A4 5.707%, due 6/11/40 (g)	400,000	439,868
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.133%, due 12/10/49 (g)	200,000	221,614
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AM 5.226%, due 7/15/44 (g)	1,000,000	1,031,499

20	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (d)	$860,000	$977,353
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2004-C3, Class A5 4.878%, due 1/15/42	266,321	266,401
Series 2007-CB20, Class A3 5.819%, due 2/12/51	21,924	21,900
Series 2007-LD12, Class A3 5.93%, due 2/15/51 (g)	50,356	50,463
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	500,000	537,385
Merrill Lynch / Countrywide Commercial Mortgage Trust Series 2007-8, Class A2 5.845%, due 8/12/49 (g)	16,797	16,795
Morgan Stanley Capital I Trust
Series 2007-IQ14, Class AAB 5.654%, due 4/15/49 (c)	251,707	258,640
Series 2006-HQ9, Class AM 5.773%, due 7/12/44 (c)	500,000	533,444
Timberstar Trust 1 Series 2006-1, Class A 5.668%, due 10/15/36 (d)	280,000	300,687
Wachovia Bank Commercial Mortgage Trust
Series 2006-C29, Class AM 5.339%, due 11/15/48	500,000	535,479

		5,821,534

Residential Mortgages (Collateralized Mortgage Obligations) 0.1%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.58%, due 2/25/42 (c)(d)(e)(h)	558,855	447,084
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.016%, due 11/25/36 (g)	615,862	543,705

		990,789

Total Mortgage-Backed Securities (Cost $6,301,005)		6,812,323

U.S. Government & Federal Agencies 0.6%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.0%‡
6.50%, due 11/1/16	6,104	6,311
6.50%, due 2/1/27	108	123
6.50%, due 5/1/29	29,912	33,899

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
6.50%, due 6/1/29	$12,299	$13,938
6.50%, due 7/1/29	50,105	56,786
6.50%, due 8/1/29	12,908	14,631
6.50%, due 9/1/29	1,295	1,468
6.50%, due 6/1/32	5,420	6,329
6.50%, due 1/1/37	4,444	5,036
7.00%, due 3/1/26	175	180
7.00%, due 9/1/26	7,885	8,926
7.00%, due 7/1/32	19,630	22,731
7.50%, due 1/1/16	385	393
7.50%, due 5/1/32	8,606	9,920

		180,671

Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
4.50%, due 7/1/20	3,528	3,739
4.50%, due 3/1/21	9,104	9,592
6.00%, due 4/1/19	1,264	1,429
7.00%, due 10/1/37	1,201	1,368
7.00%, due 11/1/37	23,154	26,399
7.50%, due 10/1/15	3,323	3,383

		45,910

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
5.00%, due 12/15/37	5,045	5,569
5.50%, due 9/15/35	21,901	24,563
6.50%, due 4/15/29	38	43
6.50%, due 8/15/29	26	29
6.50%, due 10/15/31	4,103	4,791
7.00%, due 12/15/25	4,001	4,078
7.00%, due 11/15/27	11,943	13,494
7.00%, due 12/15/27	55,995	62,916
7.00%, due 6/15/28	4,342	4,490
7.50%, due 6/15/26	443	502
7.50%, due 10/15/30	26,608	30,459
8.00%, due 9/15/26	137	140
8.00%, due 10/15/26	7,940	8,977
8.50%, due 11/15/26	21,336	21,864

		181,915

United States Treasury Bonds 0.5%
2.875%, due 5/15/43	5,830,000	5,612,285
4.375%, due 5/15/40	415,000	519,852

		6,132,137

United States Treasury Notes 0.1%
0.25%, due 12/15/15	1,435,000	1,436,121
1.375%, due 6/30/18	95,000	95,408

		1,531,529

Total U.S. Government & Federal Agencies (Cost $7,319,532)		8,072,162

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Yankee Bonds 0.4% (i)
Banks 0.2%
Royal Bank of Scotland Group PLC
5.125%, due 5/28/24	$800,000	$810,541
6.125%, due 12/15/22	1,530,000	1,656,251

		2,466,792

Insurance 0.2%
Validus Holdings, Ltd. 8.875%, due 1/26/40	1,690,000	2,385,371

Total Yankee Bonds (Cost $4,628,064)		4,852,163

Total Long-Term Bonds (Cost $544,961,224)		559,761,661

	Shares
Common Stocks 49.4%
Aerospace & Defense 1.3%
BAE Systems PLC	1,290,640	9,470,492
Lockheed Martin Corp.	36,240	6,906,257

		16,376,749

Agriculture 4.9%
♦Altria Group, Inc.	271,608	13,129,531
British American Tobacco PLC	133,457	7,572,534
♦Imperial Tobacco Group PLC	281,210	12,195,482
♦Lorillard, Inc.	189,210	11,636,415
Philip Morris International, Inc.	74,403	6,622,611
Reynolds American, Inc.	171,620	10,796,614

		61,953,187

Auto Manufacturers 0.7%
Daimler A.G. Registered Shares	95,830	7,449,144
Ford Motor Co.	125,000	1,761,250

		9,210,394

Banks 2.0%
Citigroup, Inc.	41,000	2,194,730
Commonwealth Bank of Australia	62,890	4,454,019
People’s United Financial, Inc.	281,470	4,115,091
Svenska Handelsbanken AB Class A	98,320	4,688,214
Wells Fargo & Co.	99,940	5,305,815
Westpac Banking Corp.	168,056	5,143,587

		25,901,456

Beverages 0.8%
Coca-Cola Co. (The)	85,390	3,576,133
Diageo PLC, Sponsored ADR	26,650	3,143,900
PepsiCo., Inc.	40,080	3,854,494

		10,574,527

	Shares	Value

Chemicals 2.4%
BASF S.E.	78,244	$6,887,136
Dow Chemical Co. (The)	118,910	5,874,154
E.I. du Pont de Nemours & Co.	54,896	3,796,058
Potash Corporation of Saskatchewan, Inc.	235,895	8,060,532
Yara International ASA	126,790	5,821,669

		30,439,549

Commercial Services 0.7%
Automatic Data Processing, Inc.	46,690	3,818,308
R.R. Donnelley & Sons Co.	265,800	4,638,210

		8,456,518

Computers 0.5%
Apple, Inc.	44,200	4,773,600
Seagate Technology PLC	23,513	1,477,322

		6,250,922

Electric 6.4%
Ameren Corp.	238,610	10,102,747
Dominion Resources, Inc.	48,610	3,465,893
♦Duke Energy Corp.	134,533	11,051,886
Electricite de France S.A.	299,860	8,849,374
PPL Corp.	283,390	9,915,816
Southern Co. (The)	103,505	4,798,492
♦SSE PLC	451,470	11,548,247
TECO Energy, Inc.	407,255	7,986,271
Terna S.p.A.	1,951,070	9,823,944
Wisconsin Energy Corp.	85,390	4,240,467

		81,783,137

Electrical Components & Equipment 0.0%‡
Emerson Electric Co.	4,336	277,764

Engineering & Construction 0.7%
Vinci S.A.	162,825	9,278,908

Entertainment 0.4%
Regal Entertainment Group Class A	227,910	5,048,206

Environmental Controls 0.3%
Waste Management, Inc.	77,440	3,786,042

Finance—Other Services 0.8%
CME Group, Inc.	114,220	9,572,778

Food 1.6%
Compass Group PLC	287,807	4,631,674
Nestle S.A. Registered	48,345	3,537,378
Orkla ASA	630,790	4,820,973
Unilever PLC	107,080	4,306,380
WM Morrison Supermarkets PLC	1,469,400	3,638,729

		20,935,134

22	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Gas 1.6%
Centrica PLC	1,638,040	$7,926,630
♦National Grid PLC	799,380	11,841,397

		19,768,027

Household Products & Wares 0.5%
Kimberly-Clark Corp.	52,985	6,054,596

Insurance 1.5%
Arthur J. Gallagher & Co.	74,140	3,536,478
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered	48,610	9,554,616
SCOR SE	211,440	6,475,770

		19,566,864

Investment Company 0.0%‡
BGP Holdings PLC (e)(h)(j)	20,068	3

Media 1.1%
ION Media Networks, Inc. (e)(h)(j)(k)	12	4,539
Pearson PLC	279,290	5,227,330
Shaw Communications, Inc. Class B	219,700	5,641,381
Wolters Kluwer N.V.	131,010	3,495,290

		14,368,540

Mining 0.6%
BHP Billiton, Ltd.	127,440	3,808,518
Rio Tinto PLC	84,020	3,993,899

		7,802,417

Oil & Gas 2.3%
ConocoPhillips	79,360	5,725,824
Royal Dutch Shell PLC, Sponsored ADR	126,590	9,087,896
Statoil ASA	191,660	4,347,546
Total S.A.	175,998	10,458,572

		29,619,838

Pharmaceuticals 3.4%
AbbVie, Inc.	87,890	5,577,499
AstraZeneca PLC, Sponsored ADR	51,650	3,767,351
GlaxoSmithKline PLC	433,590	9,831,981
Johnson & Johnson	37,357	4,026,337
Merck & Co., Inc.	82,669	4,789,842
Novartis A.G.	70,840	6,574,871
Roche Holding A.G., (Genusscheine)	15,835	4,669,116
Sanofi	44,770	4,132,586

		43,369,583

Pipelines 2.1%
Enterprise Products Partners, L.P.	139,480	5,146,812
Kinder Morgan Energy Partners, L.P.	98,020	9,194,276
Kinder Morgan, Inc.	120,850	4,676,895
MarkWest Energy Partners, L.P.	58,200	4,076,910

	Shares	Value

Pipelines (continued)
Targa Resources Partners, L.P.	68,120	$4,160,770

		27,255,663

Real Estate Investment Trusts 2.0%
Corrections Corporation of America	224,605	8,260,972
♦Health Care REIT, Inc.	156,000	11,093,160
Unibail-Rodamco SE	23,880	6,118,212

		25,472,344

Retail 0.3%
McDonald’s Corp.	39,012	3,656,595

Semiconductors 0.7%
KLA-Tencor Corp.	54,635	4,324,360
Microchip Technology, Inc.	97,750	4,214,003

		8,538,363

Software 0.4%
Microsoft Corp.	95,563	4,486,683

Telecommunications 7.7%
AT&T, Inc.	305,647	10,648,742
♦BCE, Inc.	267,990	11,900,891
CenturyLink, Inc.	240,541	9,977,641
Deutsche Telekom A.G.	623,920	9,398,022
Philippine Long Distance Telephone Co., Sponsored ADR	55,480	3,890,812
Rogers Communications, Inc. Class B	97,220	3,655,724
♦Swisscom A.G.	19,240	11,328,234
Telstra Corp., Ltd.	1,914,560	9,485,493
♦Verizon Communications, Inc.	219,969	11,053,442
Vivendi S.A. (j)	235,903	5,757,236
Vodafone Group PLC	3,306,768	10,965,835

		98,062,072

Toys, Games & Hobbies 0.3%
Mattel, Inc.	140,870	4,376,831

Transportation 0.3%
Deutsche Post A.G. Registered	99,400	3,120,929

Water 1.1%
Severn Trent PLC	141,140	4,506,603
United Utilities Group PLC	697,210	9,530,471

		14,037,074

Total Common Stocks (Cost $529,434,925)		629,401,693

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Short-Term Investment 4.1%
Repurchase Agreement 4.1%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $51,881,092 (Collateralized by Government Agency securities with rates between 1.96% and 2.14% and a maturity date of 11/7/22, with a Principal Amount of $55,895,000 and a Market Value of $52,923,906)	$51,881,092	$51,881,092

Total Short-Term Investment (Cost $51,881,092)		51,881,092

Total Investments (Cost $1,126,277,241) (n)	97.5%	1,241,044,446
Other Assets, Less Liabilities	2.5	32,349,564
Net Assets	100.0%	$1,273,394,010

	Contracts Long	Unrealized Appreciation (Depreciation) (l)
Futures Contracts 0.1%
Standard & Poor’s 500 Index Mini December 2014 (m)	2,350	$3,361,323

Total Futures Contracts Long (Notional Amount $236,339,500)		3,361,323

	Contracts Short
United States Treasury Note December 2014 (2 Year) (m)	(2,463)	(1,467,082)

Total Futures Contracts Short (Notional Amount $540,782,438)		(1,467,082)

Total Futures Contracts (Notional Amount $304,442,938)		$1,894,241

‡	Less than one-tenth of a percent.
(a)	Step coupon—Rate shown was the rate in effect as of October 31, 2014.

(b)	Subprime mortgage investment or other asset-backed security. As of October 31, 2014, the total market value of these securities was $9,517,724, which represented 0.7% of the Fund’s net assets.

(c)	Floating rate—Rate shown was the rate in effect as of October 31, 2014.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2014, the total market value of these securities was $705,549, which represented 0.1% of the Fund’s net assets.

(f)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2014.

(g)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2014.

(h)	Illiquid security—As of October 31, 2014, the total market value of these securities was $451,626, which represented less than one-tenth of a percent of the Fund’s net assets.
(i)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(j)	Non-income producing security.

(k)	Restricted security.

(l)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2014.

(m)	As of October 31, 2014, cash in the amount of $11,663,413 was on deposit with brokers for futures transactions.

(n)	As of October 31, 2014, cost was $1,125,378,663 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$133,845,823
Gross unrealized depreciation	(18,180,040)

Net unrealized appreciation	$115,665,783

The following abbreviations are used in the above portfolio:

ADR —American Depositary Receipt

€—Euro

£—British Pound Sterling

24	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of October 31, 2014, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	12/3/14	JPMorgan Chase Bank	EUR	3,975,000	USD	4,980,675	USD	1,519

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	12/3/14	JPMorgan Chase Bank	EUR	67,280,000	87,178,733		2,851,185
Pound Sterling vs. U.S. Dollar	12/3/14	JPMorgan Chase Bank	GBP	39,580,000	63,933,834		632,608
Net unrealized appreciation (depreciation) on foreign currency forward contracts						USD	3,485,312

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$10,279,590	$—	$10,279,590
Convertible Bonds	—	3,572,187	—	3,572,187
Corporate Bonds (b)	—	499,118,627	253,923	499,372,550
Foreign Bonds	—	6,263,798	—	6,263,798
Loan Assignments	—	20,536,888	—	20,536,888
Mortgage-Backed Securities (c)	—	6,365,239	447,084	6,812,323
U.S. Government & Federal Agencies	—	8,072,162	—	8,072,162
Yankee Bonds	—	4,852,163	—	4,852,163

Total Long-Term Bonds	—	559,060,654	701,007	559,761,661

Common Stocks (d)	629,397,151	—	4,542	629,401,693
Short-Term Investment
Repurchase Agreement	—	51,881,092	—	51,881,092

Total Investments in Securities	629,397,151	610,941,746	705,549	1,241,044,446

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	3,485,312	—	3,485,312
Futures Contracts Long (e)	3,361,323	—	—	3,361,323

Total Other Financial Instruments	3,361,323	3,485,312	—	6,846,635

Total Investments in Securities and Other Financial Instruments	$632,758,474	$614,427,058	$705,549	$1,247,891,081

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (e)	$(1,467,082)	$—	$—	$(1,467,082)

Total Other Financial Instruments	$(1,467,082)	$—	$—	$(1,467,082)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2014 (continued)

(b)	The Level 3 security valued at $253,923 is held in Retail within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $447,084 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $3 and $4,539 are held in Investment Company and Media, respectively, within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2014 (b)
Long-Term Bonds
Corporate Bonds
Commercial Services	$1,617		$—	$—	$(1,617	)(c)	$—	$—		$—	$—	$—	$—
Retail	264,033		(259)	(260)	4,869		—	(14,460	)(a)	—	—	253,923	6,036
Loan Assignments
Auto Parts & Equipment	2,675,828		2,345	11,715	(45,504)		—	(2,644,384	)(a)	—	—	—	—
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)	465,776		—		60,516		—	(79,208	)(a)	—	—	447,084	39,129
Common Stocks
Investment Company	3		—	—	—		—	—		—	—	3	—
Media	—		—	—	4,518		21	—		—	—	4,539	4,518
Warrants
Media	0	(d)	—	—	21		—	(21)		—	—	—	—

Total	$3,407,257		$2,086	$11,455	$22,803		$21	$(2,738,073)		$—	$—	$705,549	$49,683

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(c)	Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) were removed from the books and records on September 25, 2014.

(d)	Less than one dollar.

26	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $1,126,277,241)	$1,241,044,446
Cash collateral on deposit at broker	11,663,413
Cash denominated in foreign currencies (identified cost $2,560,152)	2,527,131
Cash	1,297
Receivables:
Dividends and interest	9,784,919
Investment securities sold	6,046,543
Fund shares sold	4,866,235
Variation margin on futures contracts	2,832,938
Unrealized appreciation on foreign currency forward contracts	3,485,312
Other assets	37,781

Total assets	1,282,290,015

Liabilities
Payables:
Investment securities purchased	6,062,159
Fund shares redeemed	1,526,388
Manager (See Note 3)	647,221
Transfer agent (See Note 3)	291,419
NYLIFE Distributors (See Note 3)	278,798
Shareholder communication	48,074
Professional fees	15,793
Custodian	10,006
Trustees	2,471
Accrued expenses	13,676

Total liabilities	8,896,005

Net assets	$1,273,394,010

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$618,988
Additional paid-in capital	1,095,003,059

1,095,622,047
Undistributed net investment income	5,131,389
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	52,578,072
Net unrealized appreciation (depreciation) on investments and futures contracts	116,661,446
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	3,401,056

Net assets	$1,273,394,010

Class A
Net assets applicable to outstanding shares	$497,591,325

Shares of beneficial interest outstanding	24,262,602

Net asset value per share outstanding	$20.51
Maximum sales charge (5.50% of offering price)	1.19

Maximum offering price per share outstanding	$21.70

Investor Class
Net assets applicable to outstanding shares	$165,088,181

Shares of beneficial interest outstanding	8,046,335

Net asset value per share outstanding	$20.52
Maximum sales charge (5.50% of offering price)	1.19

Maximum offering price per share outstanding	$21.71

Class B
Net assets applicable to outstanding shares	$49,282,967

Shares of beneficial interest outstanding	2,391,214

Net asset value and offering price per share outstanding	$20.61

Class C
Net assets applicable to outstanding shares	$131,023,190

Shares of beneficial interest outstanding	6,367,108

Net asset value and offering price per share outstanding	$20.58

Class I
Net assets applicable to outstanding shares	$430,408,347

Shares of beneficial interest outstanding	20,831,547

Net asset value and offering price per share outstanding	$20.66

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$28,577,553
Interest (b)	26,676,202

Total income	55,253,755

Expenses
Manager (See Note 3)	6,849,230
Distribution/Service—Class A (See Note 3)	1,106,408
Distribution/Service—Investor Class (See Note 3)	415,539
Distribution/Service—Class B (See Note 3)	500,830
Distribution/Service—Class C (See Note 3)	834,363
Transfer agent (See Note 3)	1,647,003
Shareholder communication	109,594
Custodian	106,358
Registration	103,777
Professional fees	102,049
Trustees	18,990
Miscellaneous	45,792

Total expenses	11,839,933

Net investment income (loss)	43,413,822

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	24,506,802
Futures transactions	33,997,991
Foreign currency transactions	2,506,841

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	61,011,634

Net change in unrealized appreciation (depreciation) on:
Investments	(1,845,431)
Futures contracts	(6,166,538)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	5,113,778

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(2,898,191)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	58,113,443

Net increase (decrease) in net assets resulting from operations	$101,527,265

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,265,041.

(b)	Interest recorded net of foreign withholding taxes in the amount of $9,599.

28	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$43,413,822	$30,202,290
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	61,011,634	48,575,803
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(2,898,191)	57,756,255

Net increase (decrease) in net assets resulting from operations	101,527,265	136,534,348

Dividends and distributions to shareholders:
From net investment income:
Class A	(15,815,869)	(12,582,135)
Investor Class	(5,487,828)	(5,611,090)
Class B	(1,291,195)	(1,326,383)
Class C	(2,185,507)	(972,526)
Class I	(13,170,530)	(9,677,969)

	(37,950,929)	(30,170,103)

From net realized gain on investments:
Class A	(10,462,255)	—
Investor Class	(4,383,814)	—
Class B	(1,343,673)	—
Class C	(1,586,185)	—
Class I	(7,620,793)	—

	(25,396,720)	—

Total dividends and distributions to shareholders	(63,347,649)	(30,170,103)

Capital share transactions:
Net proceeds from sale of shares	389,526,760	224,065,417
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	58,593,814	28,400,593
Cost of shares redeemed	(171,556,347)	(131,828,751)

Increase (decrease) in net assets derived from capital share transactions	276,564,227	120,637,259

Net increase (decrease) in net assets	314,743,843	227,001,504

Net Assets
Beginning of year	958,650,167	731,648,663

End of year	$1,273,394,010	$958,650,167

Undistributed net investment income at end of year	$5,131,389	$825,001

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$19.83	$17.46	$15.92	$15.58	$13.88

Net investment income (loss) (a)	0.82	0.69	0.67	0.66	0.64
Net realized and unrealized gain (loss) on investments	0.96	2.43	1.40	0.35	1.82
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	(0.06)	0.14	(0.05)	(0.16)

Total from investment operations	1.92	3.06	2.21	0.96	2.30

Less dividends and distributions:
From net investment income	(0.72)	(0.69)	(0.67)	(0.62)	(0.60)
From net realized gain on investments	(0.52)	—	—	—	—

Total dividends and distributions	(1.24)	(0.69)	(0.67)	(0.62)	(0.60)

Net asset value at end of year	$20.51	$19.83	$17.46	$15.92	$15.58

Total investment return (b)	10.08%	17.90%	14.16%	6.21%	16.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.06%	3.71%	4.03%	4.05%	4.37%
Net expenses	1.01%	1.04%	1.06%	1.08%	1.15%
Portfolio turnover rate	15%	31%	25%	33%	76%
Net assets at end of year (in 000’s)	$497,591	$397,101	$292,603	$242,939	$239,564

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$19.84	$17.46	$15.93	$15.58	$13.89

Net investment income (loss) (a)	0.78	0.64	0.62	0.60	0.59
Net realized and unrealized gain (loss) on investments	0.95	2.44	1.39	0.37	1.81
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	(0.06)	0.14	(0.05)	(0.16)

Total from investment operations	1.87	3.02	2.15	0.92	2.24

Less dividends and distributions:
From net investment income	(0.67)	(0.64)	(0.62)	(0.57)	(0.55)
From net realized gain on investments	(0.52)	—	—	—	—

Total dividends and distributions	(1.19)	(0.64)	(0.62)	(0.57)	(0.55)

Net asset value at end of year	$20.52	$19.84	$17.46	$15.93	$15.58

Total investment return (b)	9.83%	17.62%	13.72%	5.92%	16.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.89%	3.46%	3.73%	3.73%	4.02%
Net expenses	1.23%	1.32%	1.37%	1.40%	1.50%
Portfolio turnover rate	15%	31%	25%	33%	76%
Net assets at end of year (in 000’s)	$165,088	$168,097	$160,758	$163,168	$170,852

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

30	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2014	2013	2012	2011	2010
Net asset value at beginning of year	$19.93	$17.54	$15.99	$15.64	$13.93

Net investment income (loss) (a)	0.63	0.51	0.50	0.49	0.48
Net realized and unrealized gain (loss) on investments	0.96	2.44	1.40	0.35	1.84
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	(0.06)	0.14	(0.05)	(0.17)

Total from investment operations	1.73	2.89	2.04	0.79	2.15

Less dividends and distributions:
From net investment income	(0.53)	(0.50)	(0.49)	(0.44)	(0.44)
From net realized gain on investments	(0.52)	—	—	—	—

Total dividends and distributions	(1.05)	(0.50)	(0.49)	(0.44)	(0.44)

Net asset value at end of year	$20.61	$19.93	$17.54	$15.99	$15.64

Total investment return (b)	8.99%	16.74%	12.87%	5.14%	15.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.14%	2.73%	2.99%	2.98%	3.25%
Net expenses	1.98%	2.07%	2.12%	2.15%	2.24%
Portfolio turnover rate	15%	31%	25%	33%	76%
Net assets at end of year (in 000’s)	$49,283	$51,138	$51,233	$59,225	$71,239

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$19.90	$17.52	$15.97	$15.62	$13.92

Net investment income (loss) (a)	0.60	0.49	0.49	0.48	0.48
Net realized and unrealized gain (loss) on investments	0.98	2.45	1.41	0.36	1.82
Net realized and unrealized gain (loss) on foreign currency transactions	0.15	(0.06)	0.14	(0.05)	(0.16)

Total from investment operations	1.73	2.88	2.04	0.79	2.14

Less dividends and distributions:
From net investment income	(0.53)	(0.50)	(0.49)	(0.44)	(0.44)
From net realized gain on investments	(0.52)	—	—	—	—

Total dividends and distributions	(1.05)	(0.50)	(0.49)	(0.44)	(0.44)

Net asset value at end of year	$20.58	$19.90	$17.52	$15.97	$15.62

Total investment return (b)	9.01%	16.70%	12.96%	5.08%	15.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.00%	2.61%	2.88%	2.98%	3.27%
Net expenses	1.98%	2.07%	2.12%	2.15%	2.24%
Portfolio turnover rate	15%	31%	25%	33%	76%
Net assets at end of year (in 000’s)	$131,023	$55,889	$22,444	$10,899	$10,312

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$19.97	$17.57	$16.02	$15.67	$13.97

Net investment income (loss) (a)	0.87	0.74	0.72	0.70	0.68
Net realized and unrealized gain (loss) on investments	0.96	2.46	1.40	0.36	1.82
Net realized and unrealized gain (loss) on foreign currency transactions	0.15	(0.06)	0.14	(0.05)	(0.16)

Total from investment operations	1.98	3.14	2.26	1.01	2.34

Less dividends and distributions:
From net investment income	(0.77)	(0.74)	(0.71)	(0.66)	(0.64)
From net realized gain on investments	(0.52)	—	—	—	—

Total dividends and distributions	(1.29)	(0.74)	(0.71)	(0.66)	(0.64)

Net asset value at end of year	$20.66	$19.97	$17.57	$16.02	$15.67

Total investment return (b)	10.33%	18.25%	14.41%	6.50%	17.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.29%	3.97%	4.28%	4.30%	4.60%
Net expenses	0.76%	0.79%	0.81%	0.83%	0.89%
Portfolio turnover rate	15%	31%	25%	33%	76%
Net assets at end of year (in 000’s)	$430,408	$286,425	$204,611	$164,317	$164,393

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

32	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Income Builder Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

33

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund held securities with a value of $705,549 that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2014, no foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

34	MainStay Income Builder Fund

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by a single broker quote obtained from the pricing service with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund did not hold securities that were valued by a single broker quote and/or deemed to be illiquid.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2014, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off

35

Notes to Financial Statements (continued)

interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The

Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts, if any, are mark-to-market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2014, the Fund did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund may also use equity index futures contracts to increase the equity sensitivity to the Fund. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract

36	MainStay Income Builder Fund

are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2014, the Fund did not hold any rights or warrants.

(O)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive

37

Notes to Financial Statements (continued)

compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(P)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(Q)  Concentration of Risk.  The Fund may invest in high-yield debt securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these securities could decline significantly.

(R)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(S)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund also invested in equity index futures contracts to increase the equity sensitivity to the Fund. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$3,361,323	$—	$3,361,323
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	3,485,312	—	—	3,485,312

Total Fair Value		$3,485,312	$3,361,323	$—	$6,846,635

38	MainStay Income Builder Fund

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$(1,467,082)	$(1,467,082)

Total Fair Value		$—	$—	$(1,467,082)	$(1,467,082)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$36,356,992	$(2,359,001)	$33,997,991
Forward Contracts	Net realized gain (loss) on foreign currency transactions	2,568,854	—	—	2,568,854

Total Realized Gain (Loss)		$2,568,854	$36,356,992	$(2,359,001)	$36,566,845

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(5,707,427)	$(459,111)	$(6,166,538)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	5,208,324	—	—	5,208,324

Total Change in Unrealized Appreciation (Depreciation)		$5,208,324	$(5,707,427)	$(459,111)	$(958,214)

Number of Contracts, Notional Amounts or Shares/Units

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long (Average number of contracts)	—	2,160	—	2,160
Futures Contracts Short (Average number of contracts)	—	—	(1,936)	(1,936)
Forward Contracts Long (Average number of notional amount)	$63,365,615	—	—	$63,365,615
Forward Contracts Short (Average number of notional amount)	$(139,743,672)	—	—	$(139,743,672)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance

39

Notes to Financial Statements (continued)

Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, is responsible for the overall asset allocation decisions of the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment advisor, also serves as a Subadvisor pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Epoch and is responsible for the day-to-day portfolio management of the equity portion of the Fund. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; and 0.575% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.63% for the year ended October 31, 2014, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $6,849,230.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $194,827 and $37,272, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $3,045, $63,379 and $16,817, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$400,990
Investor Class	516,842
Class B	155,732
Class C	258,561
Class I	314,878

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$4,513	0.0	%‡
Class I	105,824,302	24.6

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$18,142,511	$44,047,924	$—	$115,581,528	$177,771,963

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, return of capital distributions received and partnership adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized

40	MainStay Income Builder Fund

gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(1,156,505)	$1,156,505	$—

The reclassifications for the Fund are primarily due to currency gain (loss), return of capital distributions received, and partnership adjustments.

The Fund utilized $5,293,086 of capital loss carryforwards during the year ended October 31, 2014.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$37,950,929	$30,170,103
Long-Term Capital Gain	25,396,720	—
Total	$63,347,649	$30,170,103

Note 5–Restricted Securities

As of October 31, 2014, the Fund held the following restricted security:

Security	Date of Acquisition	Shares	Cost	10/31/14 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/11/14	12	$21	$4,539	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, sales of U.S. government securities were $4,845. There were no purchases of U.S. government securities. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $444,656 and $149,898, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	6,102,756	$123,159,003
Shares issued to shareholders in reinvestment of dividends and distributions	1,273,777	25,022,265
Shares redeemed	(4,030,407)	(81,083,512)

Net increase (decrease) in shares outstanding before conversion	3,346,126	67,097,756
Shares converted into Class A (See Note 1)	991,131	19,926,852
Shares converted from Class A (See Note 1)	(97,668)	(1,967,214)

Net increase (decrease)	4,239,589	$85,057,394

Year ended October 31, 2013:
Shares sold	4,307,421	$80,858,708
Shares issued to shareholders in reinvestment of dividends and distributions	652,593	12,027,693
Shares redeemed	(2,729,186)	(50,631,121)

Net increase (decrease) in shares outstanding before conversion	2,230,828	42,255,280
Shares converted into Class A (See Note 1)	1,109,917	20,900,874
Shares converted from Class A (See Note 1)	(79,797)	(1,520,144)

Net increase (decrease)	3,260,948	$61,636,010

41

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	464,140	$9,307,182
Shares issued to shareholders in reinvestment of dividends and distributions	501,246	9,822,500
Shares redeemed	(870,900)	(17,445,337)

Net increase (decrease) in shares outstanding before conversion	94,486	1,684,345
Shares converted into Investor Class (See Note 1)	354,529	7,120,150
Shares converted from Investor Class (See Note 1)	(874,995)	(17,619,193)

Net increase (decrease)	(425,980)	$(8,814,698)

Year ended October 31, 2013:
Shares sold	414,341	$7,722,680
Shares issued to shareholders in reinvestment of dividends and distributions	302,990	5,575,201
Shares redeemed	(983,435)	(18,263,550)

Net increase (decrease) in shares outstanding before conversion	(266,104)	(4,965,669)
Shares converted into Investor Class (See Note 1)	453,977	8,438,282
Shares converted from Investor Class (See Note 1)	(921,488)	(17,385,123)

Net increase (decrease)	(733,615)	$(13,912,510)

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	383,462	$7,723,640
Shares issued to shareholders in reinvestment of dividends and distributions	128,119	2,518,076
Shares redeemed	(314,990)	(6,331,970)

Net increase (decrease) in shares outstanding before conversion	196,591	3,909,746
Shares converted from Class B (See Note 1)	(371,103)	(7,460,595)

Net increase (decrease)	(174,512)	$(3,550,849)

Year ended October 31, 2013:
Shares sold	472,626	$8,892,388
Shares issued to shareholders in reinvestment of dividends and distributions	69,643	1,287,353
Shares redeemed	(336,964)	(6,279,449)

Net increase (decrease) in shares outstanding before conversion	205,305	3,900,292
Shares converted from Class B (See Note 1)	(560,188)	(10,433,889)

Net increase (decrease)	(354,883)	$(6,533,597)

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	4,052,542	$82,122,551
Shares issued to shareholders in reinvestment of dividends and distributions	150,396	2,972,747
Shares redeemed	(644,215)	(12,956,629)

Net increase (decrease)	3,558,723	$72,138,669

Year ended October 31, 2013:
Shares sold	1,786,852	$33,760,286
Shares issued to shareholders in reinvestment of dividends and distributions	37,970	706,537
Shares redeemed	(297,840)	(5,648,670)

Net increase (decrease)	1,526,982	$28,818,153

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	8,231,501	$167,214,384
Shares issued to shareholders in reinvestment of dividends and distributions	921,093	18,258,226
Shares redeemed	(2,663,218)	(53,738,899)

Net increase (decrease)	6,489,376	$131,733,711

Year ended October 31, 2013:
Shares sold	4,940,656	$92,831,355
Shares issued to shareholders in reinvestment of dividends and distributions	474,713	8,803,809
Shares redeemed	(2,716,749)	(51,005,961)

Net increase (decrease)	2,698,620	$50,629,203

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

42	MainStay Income Builder Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Income Builder Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Income Builder Fund of The MainStay Funds as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

43

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $25,396,720 as long term capital distribution.

For the fiscal year ended October 31, 2014, the Fund designated approximately $19,465,542 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2014, should be multiplied by 19.7% to arrive at the corporate dividends received deduction.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly

Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

44	MainStay Income Builder Fund

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

45

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

46	MainStay Income Builder Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

47

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

48	MainStay Income Builder Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1631880 MS360-14	MSIB11-12/14 (NYLIM) NL216

MainStay Global High Income Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	0.13 4.85%	6.63 7.62%	7.38 7.87%	1.16 1.16%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.07 4.64	6.49 7.47	7.27 7.76	1.30 1.30
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–1.06 3.87	6.35 6.66	6.97 6.97	2.05 2.05
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.88 3.87	6.70 6.70	6.98 6.98	2.05 2.05
Class I Shares[4]	No Sales Charge		5.11	7.90	8.14	0.91

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on August 31, 2007, include the historical performance of Class A shares through August 30, 2007 adjusted for certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
JPMorgan EMBI Global Diversified Index[5]	8.55%	8.37%	8.34%
Average Lipper Emerging Markets Hard Currency Debt Fund[6]	4.50	7.37	7.96

5.	The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. The JPMorgan EMBI Global Diversified Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an Index.
6.	The average Lipper emerging markets hard currency debt fund is representative of funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Global High Income Fund

Cost in Dollars of a $1,000 Investment in MainStay Global High Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,020.10	$5.86	$1,019.40	$5.85

Investor Class Shares	$1,000.00	$1,018.20	$6.66	$1,018.60	$6.67

Class B Shares	$1,000.00	$1,014.80	$10.46	$1,014.80	$10.46

Class C Shares	$1,000.00	$1,015.70	$10.47	$1,014.80	$10.46

Class I Shares	$1,000.00	$1,021.30	$4.64	$1,020.60	$4.63

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.15% for Class A, 1.31% for Investor Class, 2.06% for Class B and Class C and 0.91% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of October 31, 2014 (Unaudited)

Brazil	10.0%
Turkey	6.2
Russia	5.8
Ukraine	5.5
Mexico	5.2
Indonesia	4.6
Colombia	4.5
Kazakhstan	4.4
Venezuela	4.3
Peru	4.1
Paraguay	3.8
Poland	3.6
India	3.0
Sri Lanka	2.6
Belarus	2.4
Georgia	2.2
Nigeria	2.2
Hungary	1.8
Republic of Korea	1.8
Uruguay	1.8
Dominican Republic	1.5

Panama	1.4%
United Arab Emirates	1.4
Bahrain	1.3
Ireland	1.2
Luxembourg	1.2
United Kingdom	1.1
United States	1.1
Chile	1.0
Gabon	1.0
Croatia	0.8
Ghana	0.8
Guatemala	0.8
Vietnam	0.8
France	0.6
Czech Republic	0.5
Greece	0.5
Senegal	0.5
Kenya	0.4
Jamaica	0.3
Other Assets, Less Liabilities	2.0

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2014 (excluding short-term investments) (Unaudited)

1.	KazMunayGas National Co., 4.40%–5.75%, due 4/30/23–4/30/43

2.	Ukraine Government, 7.75%–7.80%, due 9/23/20–11/28/22

3.	Republic of Turkey, 6.00%–7.375%, due 2/5/25–1/14/41

4.	Republic of Peru, 7.35%, due 7/21/25

5.	Poland Government Bond, 5.75%, due 10/25/21
6.	Turkey Government Bond, 7.10%–9.00%, due 3/8/17–3/8/23

7.	Republic of Venezuela, 9.25%, due 5/7/28

8.	Republic of Sri Lanka, 6.25%, due 10/4/20

9.	Republic of Belarus, 8.95%, due 1/26/18
10.	Republic of Paraguay, 6.10%, due 8/11/44

8	MainStay Global High Income Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, and Jakob Bak, PhD, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Global High Income Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Global High Income Fund returned 4.85% for Class A shares, 4.64% for Investor Class shares and 3.87% for Class B and Class C shares for the 12 months ended October 31, 2014. Over the same period, the Fund’s Class I shares returned 5.11%. For the 12 months ended October 31, 2014, all share classes underperformed the 8.55% return of the JPMorgan EMBI Global Diversified Index,1 which is the Fund’s primary broad-based securities-market index. Over the same period, Class A, Investor Class and Class I shares outperformed—and Class B and Class C shares underperformed—the 4.50% return of the average Lipper2 emerging markets hard currency debt fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Emerging-market sovereign debt outperformed emerging-market credit during the reporting period. While performance improved across emerging markets as the reporting period progressed, we witnessed pockets of volatility in select regions. In Venezuela, the president unsettled the markets by expanding his authority to enact new laws without legislative approval. In response, we reduced the Fund’s exposure to the region.

The Fund’s performance was adversely affected by having a shorter duration3 than the JPMorgan EMBI Global Diversified Index. This was especially the case at the long end of the yield curve,4 where yields declined the most. The Fund’s performance was further hurt by having a substantial long position in spread5 product at the shorter end of the curve, where spreads increased the most. The Fund’s exposure to these two factors was essentially the result of our sizeable exposure to emerging-market corporate debt, where durations tend to be significantly shorter than in the sovereign-bond benchmark.

What was the Fund’s duration strategy during the reporting period?

The Fund’s duration was shorter than that of the JPMorgan EMBI Global Diversified Index in order to lower the Fund’s interest-rate sensitivity relative to the Index. This was achieved in part by increasing the Fund’s exposure to lower-quality credits that we felt offered better opportunities for risk-adjusted returns. (Lower-quality credits tend to be less sensitive to interest rate changes than sovereign bonds.) As of October 31, 2014, the Fund’s effective duration was 6.20 years, approximately 1.1 years shorter than the duration of the JPMorgan EMBI Global Diversified Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Throughout the reporting period, there were many events that affected the Fund’s positioning. These included Federal Reserve asset tapering, geopolitical events and a flattening yield curve. Nevertheless, we did not make any major shifts in the Fund’s positioning. Regionally, the Fund trimmed its exposure to Latin America, while moderately increasing its exposures to Asia and Europe. Regarding market sectors, we trimmed the Fund’s position in local currency bonds and corporate bonds while increasing positions in sovereign and quasi-sovereign debt. In our opinion, improving credit fundamentals would support narrower spreads (or less compensation for assuming credit risk) alongside a favorable balance of supply and demand for corporate debt.

How was the Fund affected by shifting currency values during the reporting period?

During the reporting period, on average the Fund held about 85% of its securities in dollar-denominated bonds, so the impact from shifting currency values was minimal.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s absolute performance and which market segments were particularly weak?

The Fund’s exposure to long-dated Indonesian debt made a positive contribution to the Fund’s performance, as did exposure to Portuguese debt. (Contributions take weightings and total returns into account.) We subsequently sold all of the Fund’s Portuguese bond position, as we felt that there was very little value left. On the other hand, we believed that there was still value in Indonesian bonds, so they remained in the Fund at the end of the reporting period.

1.	See footnote on page 6 for more information on the JPMorgan EMBI Global Diversified Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

9

The Fund’s positions in the two major oil exporters, Venezuela and Russia, detracted from performance as the price of crude oil markedly declined. Political issues in these countries were also headwinds for performance. We believe that these countries still provide an attractive risk-adjusted return; but the given increased risk, we reduced the Fund’s exposure. Although Ukraine delivered disappointing returns last year, the nation’s bonds may still represent an attractive risk-adjusted investment.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, we increased the Fund’s exposure to India by purchasing the debt of ICICI Bank. With the new Indian government undertaking market-friendly reforms, we expect India to perform well. Toward the end of the reporting period, we invested a sizeable amount in long dated Paraguayan sovereign debt. Paraguay has low levels of national debt, an able government and a stable political environment. As a result, we anticipate that this investment may perform well over the next few years.

In September of 2014, the Fund sold its Portuguese sovereign debt, which it had held since early 2012. The bonds had offered a yield of more than 16% near the time that we initiated the position, but this had fallen to around 3%. This decline suggested that the securities were unlikely to add much value to the Fund. Despite having made several meaningful reforms,

Portugal still carried some risk; and we no longer felt we were being adequately compensated for the risks we perceived. In June 2014, we significantly lowered exposure to Russian debt by selling the Fund’s position in Russian gas giant Gazprom. Although some perceived the crisis in Eastern Ukraine as largely resolved, we believed that Russia’s actions suggested otherwise.

How did the Fund’s sector and country weightings change during the reporting period?

As we already mentioned, we trimmed the Fund’s exposure to Latin America, while moderately increasing exposure to Asia and Europe. From a market sector perspective, we trimmed the Fund’s position in local-currency bonds and corporate bonds, while increasing the Fund’s exposure to sovereign and quasi-sovereign debt.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund held an overweight position relative to the JPMorgan EMBI Global Diversified Index in corporate bonds and an underweight position relative to the Index in sovereign debt. As of the same date, the Fund held overweight positions relative to the JPMorgan EMBI Global Diversified Index in Europe and Latin America and underweight positions in Asia and the Middle East.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Global High Income Fund

Portfolio of Investments October 31, 2014

	Principal Amount	Value

Long-Term Bonds 95.5%† Corporate Bonds 51.7%
Brazil 8.5%
Banco Bradesco S.A. 5.90%, due 1/16/21 (a)	$3,000,000	$3,192,150
Braskem Finance, Ltd. 6.45%, due 2/3/24	2,300,000	2,439,725
7.00%, due 5/7/20 (a)	223,000	246,973
Fibria Overseas Finance, Ltd. 5.25%, due 5/12/24	3,350,000	3,415,995
Itau Unibanco Holding S.A. 6.20%, due 4/15/20 (a)	2,000,000	2,185,000
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (a)	3,750,000	3,918,750
Petrobras International Finance Co. S.A. 5.375%, due 1/27/21	3,000,000	3,071,580
Rio Oil Finance Trust 6.25%, due 7/6/24 (a)	1,500,000	1,564,162
Vale S.A. 5.625%, due 9/11/42	2,000,000	1,976,400
Virgolino de Oliveira Finance S.A. 11.75%, due 2/9/22 (a)	3,000,000	744,000

		22,754,735

Chile 1.0%
GeoPark Latin America, Ltd. Agencia en Chile 7.50%, due 2/11/20 (a)	1,500,000	1,590,000
VTR Finance B.V. 6.875%, due 1/15/24 (a)	1,000,000	1,050,000

		2,640,000

Colombia 2.6%
Colombia Telecomunicaciones S.A. ESP 5.375%, due 9/27/22 (a)	5,000,000	5,075,000
Pacific Rubiales Energy Corp. 5.125%, due 3/28/23 (a)	2,000,000	1,915,000

		6,990,000

Czech Republic 0.5%
CE Energy A.S. 7.00%, due 2/1/21 (a)	€1,000,000	1,287,612

France 0.6%
CGG S.A. 6.875%, due 1/15/22 (a)	$2,000,000	1,600,000

Georgia 1.4%
Georgian Oil and Gas Corp. 6.875%, due 5/16/17 (a)	3,500,000	3,665,025

	Principal Amount	Value

Guatemala 0.8%
Industrial Senior Trust 5.50%, due 11/1/22 (a)	$2,200,000	$2,183,500

India 3.0%
ICICI Bank, Ltd. Series Reg S 6.375%, due 4/30/22 (b)	2,000,000	2,067,600
Reliance Holding USA, Inc. 5.40%, due 2/14/22 (a)	2,000,000	2,177,746
Vedanta Resources PLC 8.25%, due 6/7/21 (a)	3,500,000	3,815,000

		8,060,346

Indonesia 4.6%
Majapahit Holding B.V. 8.00%, due 8/7/19 (a)	4,000,000	4,690,000
Pertamina Persero PT 5.625%, due 5/20/43 (a)	6,700,000	6,415,250
Perusahaan Listrik Negara PT Series Reg S 5.25%, due 10/24/42	1,500,000	1,357,500

		12,462,750

Ireland 1.2%
UT2 Funding PLC 5.321%, due 6/30/16	€2,700,000	3,366,505

Kazakhstan 4.4%
Kazakhstan Temir Zholy Finance B.V. 6.375%, due 10/6/20 (a)	$1,000,000	1,092,500
♦KazMunayGas National Co. 4.40%, due 4/30/23 (a)	6,000,000	5,892,000
5.75%, due 4/30/43 (a)	5,000,000	4,862,500

		11,847,000

Luxembourg 1.2%
ArcelorMittal 7.50%, due 10/15/39	3,000,000	3,202,500

Mexico 5.2%
Cemex Finance LLC 6.00%, due 4/1/24 (a)	3,000,000	3,059,100
Controladora Mabe S.A. de C.V. 7.875%, due 10/28/19 (a)	1,600,000	1,829,200
Series Reg S 7.875%, due 10/28/19	1,160,000	1,326,170
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (a)	3,000,000	3,161,940

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2014, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Mexico (continued)
Petroleos Mexicanos 6.50%, due 6/2/41	$4,000,000	$4,680,000

		14,056,410

Paraguay 1.4%
Banco Continental S.A.E. 8.875%, due 10/15/17 (a)	3,500,000	3,727,500

Peru 1.2%
BBVA Banco Continental S.A. 5.00%, due 8/26/22 (a)	3,000,000	3,162,000

Poland 0.8%
TVN Finance Corp. III AB 7.375%, due 12/15/20 (a)	€1,500,000	2,058,299

Republic of Korea 1.8%
Korea Finance Corp. 4.625%, due 11/16/21	$2,000,000	2,195,314
Korea Gas Corp. 6.25%, due 1/20/42 (a)	2,000,000	2,700,822

		4,896,136

Russia 5.1%
ALROSA Finance S.A. 7.75%, due 11/3/20 (a)	3,500,000	3,626,875
Lukoil International Finance B.V. 6.656%, due 6/7/22 (a)	1,000,000	1,040,590
7.25%, due 11/5/19 (a)	2,000,000	2,147,500
Metalloinvest Finance, Ltd. Series Reg S 5.625%, due 4/17/20	2,000,000	1,812,500
Novatek OAO via Novatek Finance, Ltd. 6.604%, due 2/3/21 (a)	2,000,000	2,035,000
VimpelCom Holdings B.V. 7.504%, due 3/1/22 (a)	3,000,000	2,992,500

		13,654,965

Turkey 0.5%
Arcelik A.S. 5.00%, due 4/3/23 (a)	1,500,000	1,417,500

Ukraine 1.7%
Ukraine Railways via Shortline PLC 9.50%, due 5/21/18 (a)	6,300,000	4,537,260

United Arab Emirates 1.4%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (a)	3,750,000	3,773,437

	Principal Amount		Value

United Kingdom 1.1%
Lloyds Bank PLC 13.00%, due 12/19/21 (b)	A$	3,000,000	$3,086,719

Venezuela 1.7%
Petroleos de Venezuela S.A. Series Reg S 12.75%, due 2/17/22		$5,900,000	4,683,125

Total Corporate Bonds (Cost $139,888,744)			139,113,324

Government & Federal Agencies 43.8%
Bahrain 1.3%
Bahrain Government International Bond 6.125%, due 8/1/23 (a)		3,200,000	3,608,000

Belarus 2.4%
♦Republic of Belarus Series Reg S 8.95%, due 1/26/18		6,000,000	6,458,700

Brazil 1.5%
Brazil Notas do Tesouro Nacional Series F 10.00%, due 1/1/23	B$	11,000,000	3,959,022

Colombia 1.9%
Republic of Colombia 7.75%, due 4/14/21	C$	9,600,000,000	5,077,852

Croatia 0.8%
Republic of Croatia 6.375%, due 3/24/21 (a)		$2,000,000	2,197,500

Dominican Republic 1.5%
Dominican Republic Series Reg S 7.50%, due 5/6/21		3,500,000	3,981,250

Gabon 1.0%
Gabonese Republic 6.375%, due 12/12/24 (a)		2,596,000	2,751,760

Georgia 0.8%
Republic of Georgia Series Reg S 6.875%, due 4/12/21		2,000,000	2,255,400

12	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value

Government & Federal Agencies (continued)
Ghana 0.8%
Republic of Ghana 7.875%, due 8/7/23 (a)		$2,010,344	$2,023,411

Greece 0.5%
Hellenic Republic Government Bond Series Reg S 2.00%, due 2/24/24 (c)		€1,650,000	1,445,073

Hungary 1.8%
Republic of Hungary 6.25%, due 1/29/20		$4,250,000	4,775,937

Jamaica 0.3%
Jamaica Government 8.00%, due 6/24/19		650,000	702,000

Kenya 0.4%
Kenya Government International Bond 6.875%, due 6/24/24 (a)		1,000,000	1,065,000

Nigeria 0.8%
Nigeria Government International Bond Series Reg S 6.75%, due 1/28/21		2,000,000	2,162,500

Panama 1.4%
Republic of Panama 6.70%, due 1/26/36		3,058,000	3,845,435

Paraguay 2.4%
♦Republic of Paraguay 6.10%, due 8/11/44 (a)		6,000,000	6,427,500

Peru 2.9%
♦Republic of Peru 7.35%, due 7/21/25		5,800,000	7,670,500

Poland 2.8%
♦Poland Government Bond 5.75%, due 10/25/21	PLN	20,300,000	7,378,806

Russia 0.7%
Russian Federal Bond-OFZ 7.00%, due 1/25/23	RUB	100,000,000	1,962,323

	Principal Amount		Value

Senegal 0.5%
Republic of Senegal 8.75%, due 5/13/21 (a)		$1,250,000	$1,431,250

Sri Lanka 2.6%
♦Republic of Sri Lanka 6.25%, due 10/4/20 (a)		6,500,000	6,922,500

Turkey 5.7%
♦Republic of Turkey
6.00%, due 1/14/41		5,000,000	5,541,000
7.375%, due 2/5/25		2,225,000	2,749,989
♦Turkey Government Bond
7.10%, due 3/8/23	TRY	6,750,000	2,778,777
9.00%, due 3/8/17		9,400,000	4,303,197

			15,372,963

Ukraine 3.8%
♦Ukraine Government
7.75%, due 9/23/20 (a)		$6,000,000	5,280,000
7.80%, due 11/28/22 (a)		5,800,000	5,018,160

			10,298,160

Uruguay 1.8%
Republica Orient Uruguay 4.375%, due 12/15/28	$U	107,987,976	4,877,352

Venezuela 2.6%
♦Republic of Venezuela Series Reg S 9.25%, due 5/7/28		$11,095,000	7,045,325

Vietnam 0.8%
Socialist Republic of Vietnam 6.75%, due 1/29/20 (a)		2,000,000	2,240,000

Total Government & Federal Agencies (Cost $117,785,648)			117,935,519

Total Long-Term Bonds (Cost $257,674,393)			257,048,843

Short-Term Investments 2.5%
Nigeria Government 1.4%
Nigeria Treasury Bill 10.986%, due 1/8/15 (d)	NGN	639,000,000	3,783,158

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Short-Term Investments (continued)
Repurchase Agreement 1.1%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $2,951,622 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $3,195,000 and a Market Value of $3,014,396)	$2,951,622	$2,951,622

Total Short-Term Investments (Cost $6,816,220)		6,734,780

Total Investments (Cost $264,490,613) (e)	98.0%	263,783,623
Other Assets, Less Liabilities	2.0	5,385,096
Net Assets	100.0%	$269,168,719

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2014.

(c)	Step coupon—Rate shown was the rate in effect as of October 31, 2014.

(d)	Interest rate shown represents yield to maturity.

(e)	As of October 31, 2014, cost was $264,490,613 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$13,773,317
Gross unrealized depreciation	(14,480,307)

Net unrealized depreciation	$(706,990)

The following abbreviations are used in the above portfolio:

$U—Uruguayan Peso

€—Euro

A$—Australian Dollar

B$—Brazilian Real

C$—Colombian Peso

NGN—Nigerian Naira

PLN—Polish Zloty

RUB—New Russian Ruble

TRY—Turkish Lira

As of October 31, 2014, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
New Russian Ruble vs. U.S. Dollar	12/3/14	HSBC Bank USA	RUB	196,300,000	USD	5,219,010	USD	(691,822)
Polish Zloty vs. Euro	12/3/14	HSBC Bank USA	PLN	11,200,000	EUR	2,665,651		(21,281)
South Korean Won vs. U.S. Dollar	12/3/14	HSBC Bank USA	KRW	7,300,000,000	USD	7,110,505		(287,990)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Australian Dollar vs. U.S. Dollar	12/3/14	HSBC Bank USA	AUD	3,150,000	USD	2,936,210	USD	169,784
Brazilian Real vs. U.S. Dollar	12/3/14	Barclays Bank PLC	BRL	10,000,000		4,358,058		358,194
Euro vs. U.S. Dollar	12/3/14	HSBC Bank USA	EUR	15,000,000		19,445,250		644,518
Pound Sterling vs. U.S. Dollar	12/3/14	HSBC Bank USA	GBP	2,000,000		3,261,650		63,003
Swiss Franc vs. Euro	12/3/14	JPMorgan Chase Bank	CHF	9,300,000	EUR	7,712,594		(1,162)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	233,244

14	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$139,113,324	$—	$139,113,324
Government & Federal Agencies	—	117,935,519	—	117,935,519

Total Long-Term Bonds	—	257,048,843	—	257,048,843

Short-Term Investments
Nigeria Government	—	3,783,158	—	3,783,158
Repurchase Agreement	—	2,951,622	—	2,951,622

Total Short-Term Investments	—	6,734,780	—	6,734,780

Total Investments in Securities	—	263,783,623	—	263,783,623

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	1,235,499	—	1,235,499

Total Investments in Securities and Other Financial Instruments	$—	$265,019,122	$—	$265,019,122

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(1,002,255)	$—	$(1,002,255)

Total Other Financial Instruments	$—	$(1,002,255)	$—	$(1,002,255)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $264,490,613)	$263,783,623
Cash denominated in foreign currencies (identified cost $894,637)	871,102
Cash	1,493,023
Receivables:
Interest	4,801,546
Fund shares sold	657,264
Other assets	38,277
Unrealized appreciation on foreign currency forward contracts	1,235,499

Total assets	272,880,334

Liabilities
Payables:
Investment securities purchased	1,429,273
Fund shares redeemed	645,128
Manager (See Note 3)	164,905
NYLIFE Distributors (See Note 3)	92,164
Transfer agent (See Note 3)	81,174
Shareholder communication	17,774
Professional fees	5,771
Custodian	4,450
Trustees	552
Accrued expenses	4,938
Dividend payable	263,231
Unrealized depreciation on foreign currency forward contracts	1,002,255

Total liabilities	3,711,615

Net assets	$269,168,719

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$237,244
Additional paid-in capital	262,349,443

262,586,687
Undistributed net investment income	1,309,066
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	5,808,073
Net unrealized appreciation (depreciation) on investments	(706,990)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	171,883

Net assets	$269,168,719

Class A
Net assets applicable to outstanding shares	$132,654,020

Shares of beneficial interest outstanding	11,660,109

Net asset value per share outstanding	$11.38
Maximum sales charge (4.50% of offering price)	0.54

Maximum offering price per share outstanding	$11.92

Investor Class
Net assets applicable to outstanding shares	$27,033,177

Shares of beneficial interest outstanding	2,357,933

Net asset value per share outstanding	$11.46
Maximum sales charge (4.50% of offering price)	0.54

Maximum offering price per share outstanding	$12.00

Class B
Net assets applicable to outstanding shares	$12,108,824

Shares of beneficial interest outstanding	1,080,705

Net asset value and offering price per share outstanding	$11.20

Class C
Net assets applicable to outstanding shares	$56,198,864

Shares of beneficial interest outstanding	5,010,248

Net asset value and offering price per share outstanding	$11.22

Class I
Net assets applicable to outstanding shares	$41,173,834

Shares of beneficial interest outstanding	3,615,418

Net asset value and offering price per share outstanding	$11.39

16	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Interest	$19,807,364

Expenses
Manager (See Note 3)	2,020,133
Distribution/Service—Class A (See Note 3)	356,581
Distribution/Service—Investor Class (See Note 3)	67,966
Distribution/Service—Class B (See Note 3)	132,717
Distribution/Service—Class C (See Note 3)	606,221
Transfer agent (See Note 3)	484,822
Registration	84,926
Professional fees	67,770
Custodian	58,216
Shareholder communication	27,440
Trustees	4,742
Miscellaneous	14,206

Total expenses	3,925,740

Net investment income (loss)	15,881,624

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	7,182,981
Futures transactions	(510,957)
Foreign currency transactions	(119,804)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	6,552,220

Net change in unrealized appreciation (depreciation) on:
Investments	(11,003,369)
Futures contracts	403,071
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,027

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(10,599,271)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(4,047,051)

Net increase (decrease) in net assets resulting from operations	$11,834,573

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,881,624	$19,022,238
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	6,552,220	1,180,610
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(10,599,271)	(29,279,461)

Net increase (decrease) in net assets resulting from operations	11,834,573	(9,076,613)

Dividends and distributions to shareholders:
From net investment income:
Class A	(8,048,453)	(12,129,709)
Investor Class	(1,483,552)	(1,921,312)
Class B	(637,312)	(1,174,107)
Class C	(2,914,424)	(5,282,302)
Class I	(2,174,069)	(3,851,086)

	(15,257,810)	(24,358,516)

From net realized gain on investments:
Class A	(394,186)	—
Investor Class	(73,982)	—
Class B	(39,130)	—
Class C	(179,587)	—
Class I	(97,969)	—

	(784,854)	—

Total dividends and distributions to shareholders	(16,042,664)	(24,358,516)

Capital share transactions:
Net proceeds from sale of shares	75,401,872	113,501,610
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	12,511,591	17,184,103
Cost of shares redeemed	(122,883,639)	(155,453,579)

Increase (decrease) in net assets derived from capital share transactions	(34,970,176)	(24,767,866)

Net increase (decrease) in net assets	(39,178,267)	(58,202,995)

Net Assets
Beginning of year	308,346,986	366,549,981

End of year	$269,168,719	$308,346,986

Undistributed (distributions in excess of) net investment income at end of year	$1,309,066	$(309,288)

18	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$11.52	$12.62	$11.83	$12.42	$11.09

Net investment income (loss) (a)	0.68	0.68	0.62	0.60	0.67
Net realized and unrealized gain (loss) on investments	(0.14)	(0.93)	1.11	(0.41)	1.33
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01	0.02	0.03	0.05

Total from investment operations	0.54	(0.24)	1.75	0.22	2.05

Less dividends and distributions:
From net investment income	(0.65)	(0.86)	(0.64)	(0.65)	(0.72)
From net realized gain on investments	(0.03)	—	(0.32)	(0.16)	—

Total dividends and distributions	(0.68)	(0.86)	(0.96)	(0.81)	(0.72)

Net asset value at end of year	$11.38	$11.52	$12.62	$11.83	$12.42

Total investment return (b)	4.85%	(1.98%)	15.68%	1.96%	19.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.88%	5.58%	5.22%	5.03%	5.77%
Net expenses	1.17%	1.16%	1.17%	1.22%	1.25%
Portfolio turnover rate	20%	36%	31%	65%	92%
Net assets at end of year (in 000’s)	$132,654	$152,832	$179,430	$144,272	$159,834

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$11.60	$12.71	$11.90	$12.49	$11.16

Net investment income (loss) (a)	0.66	0.67	0.61	0.59	0.66
Net realized and unrealized gain (loss) on investments	(0.14)	(0.94)	1.12	(0.41)	1.33
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01	0.02	0.03	0.05

Total from investment operations	0.52	(0.26)	1.75	0.21	2.04

Less dividends and distributions:
From net investment income	(0.63)	(0.85)	(0.62)	(0.64)	(0.71)
From net realized gain on investments	(0.03)	—	(0.32)	(0.16)	—

Total dividends and distributions	(0.66)	(0.85)	(0.94)	(0.80)	(0.71)

Net asset value at end of year	$11.46	$11.60	$12.71	$11.90	$12.49

Total investment return (b)	4.64%	(2.18%)	15.52%	1.94%	18.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.71%	5.49%	5.10%	4.93%	5.65%
Net expenses	1.34%	1.30%	1.29%	1.32%	1.37%
Portfolio turnover rate	20%	36%	31%	65%	92%
Net assets at end of year (in 000’s)	$27,033	$27,918	$27,165	$23,439	$21,834

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2014	2013	2012	2011	2010
Net asset value at beginning of year	$11.35	$12.45	$11.68	$12.28	$10.97

Net investment income (loss) (a)	0.56	0.56	0.51	0.49	0.56
Net realized and unrealized gain (loss) on investments	(0.13)	(0.91)	1.09	(0.41)	1.32
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01	0.02	0.03	0.05

Total from investment operations	0.43	(0.34)	1.62	0.11	1.93

Less dividends and distributions:
From net investment income	(0.55)	(0.76)	(0.53)	(0.55)	(0.62)
From net realized gain on investments	(0.03)	—	(0.32)	(0.16)	—

Total dividends and distributions	(0.58)	(0.76)	(0.85)	(0.71)	(0.62)

Net asset value at end of year	$11.20	$11.35	$12.45	$11.68	$12.28

Total investment return (b)	3.87%	(2.89%)	14.60%	1.13%	18.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.97%	4.70%	4.35%	4.18%	4.90%
Net expenses	2.09%	2.05%	2.04%	2.07%	2.12%
Portfolio turnover rate	20%	36%	31%	65%	92%
Net assets at end of year (in 000’s)	$12,109	$15,290	$20,101	$21,961	$27,314

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$11.37	$12.46	$11.69	$12.29	$10.98

Net investment income (loss) (a)	0.56	0.56	0.51	0.49	0.56
Net realized and unrealized gain (loss) on investments	(0.13)	(0.90)	1.09	(0.41)	1.32
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01	0.02	0.03	0.05

Total from investment operations	0.43	(0.33)	1.62	0.11	1.93

Less dividends and distributions:
From net investment income	(0.55)	(0.76)	(0.53)	(0.55)	(0.62)
From net realized gain on investments	(0.03)	—	(0.32)	(0.16)	—

Total dividends and distributions	(0.58)	(0.76)	(0.85)	(0.71)	(0.62)

Net asset value at end of year	$11.22	$11.37	$12.46	$11.69	$12.29

Total investment return (b)	3.87%	(2.80%)	14.59%	1.13%	18.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.97%	4.69%	4.35%	4.18%	4.89%
Net expenses	2.09%	2.05%	2.04%	2.07%	2.12%
Portfolio turnover rate	20%	36%	31%	65%	92%
Net assets at end of year (in 000’s)	$56,199	$68,629	$91,002	$80,351	$87,597

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

20	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$11.53	$12.63	$11.84	$12.43	$11.10

Net investment income (loss) (a)	0.71	0.71	0.66	0.63	0.69
Net realized and unrealized gain (loss) on investments	(0.14)	(0.93)	1.10	(0.41)	1.34
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01	0.02	0.03	0.05

Total from investment operations	0.57	(0.21)	1.78	0.25	2.08

Less dividends and distributions:
From net investment income	(0.68)	(0.89)	(0.67)	(0.68)	(0.75)
From net realized gain on investments	(0.03)	—	(0.32)	(0.16)	—

Total dividends and distributions	(0.71)	(0.89)	(0.99)	(0.84)	(0.75)

Net asset value at end of year	$11.39	$11.53	$12.63	$11.84	$12.43

Total investment return (b)	5.11%	(1.73%)	15.95%	2.22%	19.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.13%	5.86%	5.47%	5.31%	5.89%
Net expenses	0.92%	0.91%	0.92%	0.97%	1.00%
Portfolio turnover rate	20%	36%	31%	65%	92%
Net assets at end of year (in 000’s)	$41,174	$43,678	$48,852	$36,027	$52,188

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Global High Income Fund (the “Fund”), a non-diversified fund.

The Fund currently offers five classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income by investing in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

The Fund is “non-diversified,” which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”)

(generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an

22	MainStay Global High Income Fund

indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the

23

Notes to Financial Statements (continued)

Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value. As of October 31, 2014, the Fund did not hold any illiquid securities.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2014, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

24	MainStay Global High Income Fund

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(K)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

25

Notes to Financial Statements (continued)

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(M)  Concentration of Risk.  The Fund’s principal investments include high yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund also invested in foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$1,235,499	$—	$1,235,499

Total Fair Value		$1,235,499	$—	$1,235,499

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(1,002,255)	$—	$(1,002,255)

Total Fair Value		$(1,002,255)	$—	$(1,002,255)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(510,957)	$(510,957)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	246,095	—	246,095

Total Realized Gain (Loss)		$246,095	$(510,957)	$(264,862)

26	MainStay Global High Income Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$403,071	$403,071
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	80,825	—	80,825

Total Change in Unrealized Appreciation (Depreciation)		$80,825	$403,071	$483,896

Number of Contracts, Notional Amounts or Shares/Units

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	—	(547)	(547)
Forward Contracts Long (Average notional amount)	$39,478,299	$—	$39,478,299
Forward Contracts Short (Average notional amount)	$(51,436,146)	$—	$(51,436,146)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (‘‘MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.72% for the year ended October 31, 2014, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $2,020,133.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $42,506 and $9,598, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $285, $30,268 and $11,681, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses

27

Notes to Financial Statements (continued)

incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$161,061
Investor Class	75,692
Class B	37,064
Class C	169,119
Class I	41,886

(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital.  As of October 31, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$6,787,191	5.1%

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,575,009	$5,038,605	$(263,231)	$(768,351)	$6,582,032

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of foreign forward contracts. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$994,540	$(994,540)	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss).

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$15,574,034	$24,358,516
Long-Term Capital Gain	468,630	—
Total	$16,042,664	$24,358,516

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $53,057 and $86,279, respectively.

28	MainStay Global High Income Fund

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	3,644,311	$42,186,523
Shares issued to shareholders in reinvestment of dividends and distributions	640,431	7,335,120
Shares redeemed	(6,025,634)	(69,379,886)

Net increase (decrease) in shares outstanding before conversion	(1,740,892)	(19,858,243)
Shares converted into Class A (See Note 1)	193,471	2,247,327
Shares converted from Class A (See Note 1)	(60,956)	(694,285)

Net increase (decrease)	(1,608,377)	$(18,305,201)

Year ended October 31, 2013:
Shares sold	5,213,370	$63,530,381
Shares issued to shareholders in reinvestment of dividends and distributions	773,876	9,312,782
Shares redeemed	(7,020,385)	(84,782,472)

Net increase (decrease) in shares outstanding before conversion	(1,033,139)	(11,939,309)
Shares converted into Class A (See Note 1)	206,962	2,502,031
Shares converted from Class A (See Note 1)	(124,073)	(1,455,358)

Net increase (decrease)	(950,250)	$(10,892,636)

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	239,916	$2,784,358
Shares issued to shareholders in reinvestment of dividends and distributions	132,561	1,528,834
Shares redeemed	(427,542)	(4,921,196)

Net increase (decrease) in shares outstanding before conversion	(55,065)	(608,004)
Shares converted into Investor Class (See Note 1)	165,726	1,915,727
Shares converted from Investor Class (See Note 1)	(158,833)	(1,865,702)

Net increase (decrease)	(48,172)	$(557,979)

Year ended October 31, 2013:
Shares sold	435,085	$5,404,971
Shares issued to shareholders in reinvestment of dividends and distributions	155,201	1,882,967
Shares redeemed	(431,784)	(5,224,159)

Net increase (decrease) in shares outstanding before conversion	158,502	2,063,779
Shares converted into Investor Class (See Note 1)	241,359	2,891,415
Shares converted from Investor Class (See Note 1)	(131,697)	(1,611,994)

Net increase (decrease)	268,164	$3,343,200

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	95,319	$1,078,510
Shares issued to shareholders in reinvestment of dividends and distributions	49,394	556,580
Shares redeemed	(269,067)	(3,026,283)

Net increase (decrease) in shares outstanding before conversion	(124,354)	(1,391,193)
Shares converted from Class B (See Note 1)	(141,633)	(1,603,067)

Net increase (decrease)	(265,987)	$(2,994,260)

Year ended October 31, 2013:
Shares sold	253,576	$3,084,566
Shares issued to shareholders in reinvestment of dividends and distributions	79,687	951,451
Shares redeemed	(404,914)	(4,752,162)

Net increase (decrease) in shares outstanding before conversion	(71,651)	(716,145)
Shares converted from Class B (See Note 1)	(196,099)	(2,326,094)

Net increase (decrease)	(267,750)	$(3,042,239)

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	803,844	$9,154,739
Shares issued to shareholders in reinvestment of dividends and distributions	206,954	2,335,628
Shares redeemed	(2,038,963)	(22,961,607)

Net increase (decrease)	(1,028,165)	$(11,471,240)

Year ended October 31, 2013:
Shares sold	1,116,473	$13,606,499
Shares issued to shareholders in reinvestment of dividends and distributions	307,948	3,679,563
Shares redeemed	(2,688,175)	(31,722,330)

Net increase (decrease)	(1,263,754)	$(14,436,268)

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,736,065	$20,197,742
Shares issued to shareholders in reinvestment of dividends and distributions	65,849	755,429
Shares redeemed	(1,975,023)	(22,594,667)

Net increase (decrease)	(173,109)	$(1,641,496)

Year ended October 31, 2013:
Shares sold	2,253,019	$27,875,193
Shares issued to shareholders in reinvestment of dividends and distributions	111,908	1,357,340
Shares redeemed	(2,444,405)	(28,972,456)

Net increase (decrease)	(79,478)	$260,077

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Global High Income Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Global High Income Fund of The MainStay Funds as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

30	MainStay Global High Income Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $468,630 as a long term capital gain distribution.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

32	MainStay Global High Income Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

33

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

34	MainStay Global High Income Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1631591 MS360-14	MSGH11-12/14 (NYLIM) NL218

MainStay International Equity Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–7.16 –1.76%	2.22 3.38%	4.52 5.11%	1.39 1.39%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–7.48 –2.10	1.91 3.07	4.31 4.90	1.71 1.71
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–7.71 –2.85	1.91 2.28	4.10 4.10	2.46 2.46
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–3.75 –2.77	2.29 2.29	4.11 4.11	2.46 2.46
Class I Shares	No Sales Charge		–1.49	3.64	5.49	1.13
Class R1 Shares	No Sales Charge		–1.63	3.55	5.36	1.24
Class R2 Shares	No Sales Charge		–1.88	3.28	5.12	1.48
Class R3 Shares[4]	No Sales Charge		–2.10	3.02	4.82	1.73

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the periods of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Performance figures shown reflect non-recurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these non-recurring reimbursements had not been made the total return (excluding sales charges) would have been 5.09% for Class A, 4.08% for Class B, 4.08% for Class C, 5.48% for Class I, 5.34% for Class R1, and 5.10% for Class R2 for the ten-year period ended October 31, 2014. Investor
Class and Class R3 shares were not affected, because the reimbursement occurred prior to the launch of these share classes.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class B shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
MSCI ACWI® Ex U.S.[5]	0.06%	6.09%	6.59%
MSCI EAFE® Index[6]	–0.60	6.52	5.81
Average Lipper International Multi-Cap Growth Fund[7]	0.04	7.28	5.78

5.

The MSCI ACWI® Ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The Fund has selected the MSCI ACWI® Ex U.S. as its primary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The average Lipper international multi-cap growth fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap growth funds typically have above-average characteristics compared to the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay International Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$935.80	$6.54	$1,018.50	$6.82

Investor Class Shares	$1,000.00	$934.20	$8.09	$1,016.80	$8.44

Class B Shares	$1,000.00	$930.50	$11.73	$1,013.10	$12.23

Class C Shares	$1,000.00	$930.50	$11.73	$1,013.10	$12.23

Class I Shares	$1,000.00	$936.80	$5.32	$1,019.70	$5.55

Class R1 Shares	$1,000.00	$936.40	$5.81	$1,019.20	$6.06

Class R2 Shares	$1,000.00	$935.20	$7.02	$1,017.90	$7.32

Class R3 Shares	$1,000.00	$933.60	$8.24	$1,016.70	$8.59

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.34% for Class A, 1.66% for Investor Class, 2.41% for Class B and Class C, 1.09% for Class I, 1.19% for Class R1, 1.44% for Class R2 and 1.69% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of October 31, 2014 (Unaudited)

United Kingdom	20.6%
Germany	17.5
United States	10.5
Sweden	6.7
Ireland	6.1
Spain	4.5
Switzerland	4.4
France	4.2
Israel	3.5
Brazil	3.2
India	3.2
Thailand	2.5

China	1.8%
Japan	1.7
Denmark	1.5
Panama	1.3
Mexico	1.2
Indonesia	1.0
Italy	1.0
Belgium	0.8
Other Assets, Less Liabilities	2.8

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	Svenska Handelsbanken AB Class A

2.	Perrigo Co. PLC

3.	SABMiller PLC

4.	Fresenius Medical Care A.G. & Co. KGaA

5.	Grifols S.A.
6.	Check Point Software Technologies, Ltd.

7.	Linde A.G.

8.	Samsonite International S.A.

9.	Syngenta A.G.

10.	United Internet A.G.

8	MainStay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Edward Ramos, CFA, Carlos Garcia-Tunon, CFA, and Eve Glatt of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay International Equity Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay International Equity Fund returned –1.76% for Class A shares, –2.10% for Investor Class shares, –2.85% for Class B shares and –2.77% for Class C shares for the 12 months ended October 31, 2014. Over the same period, the Fund’s Class I shares returned –1.49%, Class R1 shares returned –1.63%, Class R2 shares returned –1.88% and Class R3 shares returned –2.10%. For the 12 months ended October 31, 2014, all share classes underperformed the 0.06% return of the MSCI ACWI® Ex U.S.1 which is the Fund’s primary broad-based securities-market index. For the 12 months ended October 31, 2014, all share classes also underperformed the 0.04% return of the average Lipper2 international multi-cap growth fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relative performance was adversely affected by stock selection, while the Fund benefited from its sector and country allocations during the reporting period. Stock selection in the industrials, energy and consumer discretionary sectors, as well as stock selection in Switzerland, the United Kingdom and China detracted from performance. The positive impact from sector allocation was driven by the Fund’s overweight allocations relative to the MSCI ACWI® Ex U.S. in health care and information technology and the Fund’s underweight position in energy. The positive impact from country allocation was driven by overweight positions relative to the Index in Israel, Denmark and India and an underweight position in Russia.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s relative performance were health care, information technology and consumer staples. (Contributions take weightings and total returns into account.) All three sectors benefitted from favorable allocation effects. The Fund held overweight positions in the health care and information technology sectors, both of which outperformed the MSCI ACWI® Ex U.S. The Fund held an underweight position in the consumer staples sector, which underperformed the Index. All three sectors also enjoyed a positive contribution from stock selection.

The sectors that detracted the most from the Fund’s relative performance were industrials, energy and consumer discretionary. The Fund suffered from an overweight position in the industrials sector but benefited from underweight positions in the consumer discretionary and energy sectors. Stock selection in all three sectors was negative as a result of various industry- and company-specific factors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the stocks that made the strongest positive contributions to the Fund’s absolute performance were U.K. specialty biopharmaceutical company Shire, Israeli information technology security software company Check Point Software and Canadian enterprise-information-management software solutions provider OpenText. Shire outperformed partly because of a takeover bid announcement, while Check Point Software benefited from improved investor sentiment for security providers following data breaches at major U.S. retailers. OpenText outperformed largely because consecutive reports of strong earnings.

The biggest detractors from the Fund’s absolute performance were U.K.-based emerging market bank Standard Chartered, German sportswear and equipment manufacturer Adidas and U.K.-listed global information services group Experian. Standard Chartered underperformed as earnings expectations declined, while Adidas suffered because of weak fundamentals in its U.S. business, specifically its golf division. Experian underperformed because of weaker fundamentals in Brazil and a strategy shift in its U.S. consumer business.

Did the Fund make any significant purchases or sales during the reporting period?

Notable purchases during the reporting period included Ireland-based health care product provider Perrigo, Swedish design and measurement software developer Hexagon and Chinese medical device manufacturer Mindray Medical International. Notable sales during the reporting period included ResMed, a U.S.-listed device manufacturer for the treatment of sleep disorders, French engineering and construction company Technip and Canadian enterprise-information-management software developer OpenText.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its exposure to the health care, information technology and consumer discretionary sectors. The Fund reduced its exposure to the energy, financials and materials sectors.

1.	Please see footnote on page 6 for more information on the MSCI ACWI® Ex U.S.
2.	Please see footnote on page 6 for more information on Lipper Inc.

9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund held overweight positions relative to the MSCI ACWI® Ex U.S. in the health care, information technology and industrials sectors. As of the same date, the Fund held underweight positions in the financials, energy and consumer staples sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay International Equity Fund

Portfolio of Investments October 31, 2014

	Shares	Value

Common Stocks 96.0%†
Belgium 0.8%
Arseus N.V. (Health Care Providers & Services)	63,555	$2,540,642

Brazil 3.2%
Cielo S.A. (IT Services)	431,960	7,093,285
Qualicorp S.A. (Health Care Providers & Services) (a)	359,800	3,659,131

		10,752,416

China 1.8%
Mindray Medical International, Ltd., ADR (Health Care Equipment & Supplies)	204,238	5,951,495

Denmark 1.5%
FLSmidth & Co. A/S (Construction & Engineering)	111,466	5,048,296

France 4.2%
Bureau Veritas S.A. (Professional Services)	288,651	7,136,795
Essilor International S.A. (Health Care Equipment & Supplies)	60,259	6,652,746

		13,789,541

Germany 17.5%
Adidas A.G. (Textiles, Apparel & Luxury Goods)	104,883	7,629,752
Brenntag A.G. (Trading Companies & Distributors)	124,728	6,033,292
♦Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	184,955	13,558,918
♦Linde A.G. (Chemicals)	59,230	10,922,074
♦United Internet A.G. (Internet Software & Services)	253,336	9,906,590
Wirecard A.G. (IT Services)	274,803	9,833,468

		57,884,094

India 3.2%
Housing Development Finance Corp. (Thrifts & Mortgage Finance)	393,455	7,059,121
Lupin, Ltd. (Pharmaceuticals)	160,537	3,568,941

		10,628,062

Indonesia 1.0%
Media Nusantara Citra Tbk PT (Media)	14,816,600	3,432,890

Ireland 6.1%
ICON PLC (Life Sciences Tools & Services) (a)	187,517	9,865,269

	Shares	Value

Ireland (continued)
Paddy Power PLC (Hotels, Restaurants & Leisure)	43,708	$3,187,770
Shire PLC (Pharmaceuticals)	109,612	7,299,670

		20,352,709

Israel 3.5%
♦Check Point Software Technologies, Ltd. (Software) (a)	158,249	11,749,988

Italy 1.0%
DiaSorin S.p.A. (Health Care Equipment & Supplies)	86,863	3,357,007

Japan 1.7%
Sysmex Corp. (Health Care Equipment & Supplies)	134,200	5,633,234

Mexico 1.2%
Genomma Lab Internacional S.A.B. de C.V. Class B (Pharmaceuticals) (a)	1,519,161	3,848,034

Panama 1.3%
Copa Holdings S.A. Class A (Airlines)	35,469	4,147,036

Spain 4.5%
Applus Services S.A. (Professional Services) (a)	242,766	2,929,660
♦Grifols S.A. (Biotechnology)	297,497	12,133,050

		15,062,710

Sweden 6.7%
Hexagon AB Class B (Electronic Equipment, Instruments & Components)	228,704	7,696,613
♦Svenska Handelsbanken AB Class A (Banks)	307,473	14,661,301

		22,357,914

Switzerland 4.4%
DKSH Holding A.G. (Professional Services)	60,032	4,429,945
♦Syngenta A.G. (Chemicals)	32,415	10,032,934

		14,462,879

Thailand 2.5%
Kasikornbank PCL (Banks)	1,160,600	8,409,629

United Kingdom 20.6%
Aggreko PLC (Commercial Services & Supplies)	329,755	8,028,691
ARM Holdings PLC (Semiconductors & Semiconductor Equipment)	313,646	4,390,222
Aveva Group PLC (Software)	137,117	3,369,157

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks (continued)
United Kingdom (continued)
Experian PLC (Professional Services)	568,067	$8,528,498
Intertek Group PLC (Professional Services)	176,386	7,680,525
Johnson Matthey PLC (Chemicals)	130,747	6,220,301
Petrofac, Ltd. (Energy Equipment & Services)	285,818	4,846,566
♦SABMiller PLC (Beverages)	251,146	14,161,983
Standard Chartered PLC (Banks)	274,536	4,126,492
Whitbread PLC (Hotels, Restaurants & Leisure)	100,395	7,008,668

		68,361,103

United States 9.3%
Accenture PLC Class A (IT Services)	73,110	5,930,683
♦Perrigo Co. PLC (Pharmaceuticals)	87,723	14,162,878
♦Samsonite International S.A. (Textiles, Apparel & Luxury Goods)	3,262,200	10,831,725

		30,925,286

Total Common Stocks (Cost $277,446,566)		318,694,965

	Principal Amount	Value

Short-Term Investment 1.2%
Repurchase Agreement 1.2%
United States 1.2%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $4,046,123 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $4,375,000 and a Market Value of $4,127,694) (Capital Markets)	$4,046,123	$4,046,123

Total Short-Term Investment (Cost $4,046,123)		4,046,123

Total Investments (Cost $281,492,689) (b)	97.2%	322,741,088
Other Assets, Less Liabilities	2.8	9,152,065
Net Assets	100.0%	$331,893,153

(a)	Non-income producing security.

(b)	As of October 31, 2014, cost was $283,246,418 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$55,597,364
Gross unrealized depreciation	(16,102,694)

Net unrealized appreciation	$39,494,670

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$318,694,965	$—	$—	$318,694,965
Short-Term Investment
Repurchase Agreement	—	4,046,123	—	4,046,123

Total Investments in Securities	$318,694,965	$4,046,123	$—	$322,741,088

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay International Equity Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Airlines	$4,147,036	1.2%
Banks	27,197,422	8.2
Beverages	14,161,983	4.3
Biotechnology	12,133,050	3.7
Capital Markets	4,046,123	1.2
Chemicals	27,175,309	8.2
Commercial Services & Supplies	8,028,691	2.4
Construction & Engineering	5,048,296	1.5
Electronic Equipment, Instruments & Components	7,696,613	2.3
Energy Equipment & Services	4,846,566	1.5
Health Care Equipment & Supplies	21,594,482	6.5
Health Care Providers & Services	19,758,691	5.9
Hotels, Restaurants & Leisure	10,196,438	3.1
Internet Software & Services	9,906,590	3.0
IT Services	22,857,436	6.9
Life Sciences Tools & Services	9,865,269	3.0
Media	3,432,890	1.0
Pharmaceuticals	28,879,523	8.7
Professional Services	30,705,423	9.2
Semiconductors & Semiconductor Equipment	4,390,222	1.3
Software	15,119,145	4.6
Textiles, Apparel & Luxury Goods	18,461,477	5.6
Thrifts & Mortgage Finance	7,059,121	2.1
Trading Companies & Distributors	6,033,292	1.8

	322,741,088	97.2
Other Assets, Less Liabilities	9,152,065	2.8

Net Assets	$331,893,153	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $281,492,689)	$322,741,088
Cash denominated in foreign currencies (identified cost $8,666,733)	8,582,761
Receivables:
Investment securities sold	1,479,197
Dividends	259,064
Fund shares sold	148,397
Other assets	33,368

Total assets	333,243,875

Liabilities
Payables:
Foreign capital gains tax (See Note 2(C))	611,196
Manager (See Note 3)	246,346
Fund shares redeemed	204,926
Investment securities purchased	107,918
Transfer agent (See Note 3)	90,013
NYLIFE Distributors (See Note 3)	34,605
Shareholder communication	32,002
Professional fees	10,676
Custodian	6,837
Trustees	681
Accrued expenses	5,522

Total liabilities	1,350,722

Net assets	$331,893,153

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$253,730
Additional paid-in capital	385,649,356

385,903,086
Undistributed net investment income	1,077,408
Accumulated net realized gain (loss) on investments and foreign currency transactions (a)	(95,624,578)
Net unrealized appreciation (depreciation) on investments (b)	40,637,203
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(99,966)

Net assets	$331,893,153

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $112,452.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $611,196.

Class A
Net assets applicable to outstanding shares	$45,881,727

Shares of beneficial interest outstanding	3,500,569

Net asset value per share outstanding	$13.11
Maximum sales charge (5.50% of offering price)	0.76

Maximum offering price per share outstanding	$13.87

Investor Class
Net assets applicable to outstanding shares	$34,376,759

Shares of beneficial interest outstanding	2,630,827

Net asset value per share outstanding	$13.07
Maximum sales charge (5.50% of offering price)	0.76

Maximum offering price per share outstanding	$13.83

Class B
Net assets applicable to outstanding shares	$11,058,048

Shares of beneficial interest outstanding	928,274

Net asset value and offering price per share outstanding	$11.91

Class C
Net assets applicable to outstanding shares	$8,382,880

Shares of beneficial interest outstanding	703,530

Net asset value and offering price per share outstanding	$11.92

Class I
Net assets applicable to outstanding shares	$223,797,142

Shares of beneficial interest outstanding	16,969,628

Net asset value and offering price per share outstanding	$13.19

Class R1
Net assets applicable to outstanding shares	$3,597,400

Shares of beneficial interest outstanding	274,470

Net asset value and offering price per share outstanding	$13.11

Class R2
Net assets applicable to outstanding shares	$3,508,610

Shares of beneficial interest outstanding	266,994

Net asset value and offering price per share outstanding	$13.14

Class R3
Net assets applicable to outstanding shares	$1,290,587

Shares of beneficial interest outstanding	98,746

Net asset value and offering price per share outstanding	$13.07

14	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$6,394,228

Expenses
Manager (See Note 3)	3,041,693
Transfer agent (See Note 3)	536,436
Distribution/Service—Class A (See Note 3)	134,360
Distribution/Service—Investor Class (See Note 3)	92,329
Distribution/Service—Class B (See Note 3)	128,514
Distribution/Service—Class C (See Note 3)	96,086
Distribution/Service—Class R2 (See Note 3)	10,883
Distribution/Service—Class R3 (See Note 3)	7,022
Professional fees	96,097
Registration	95,170
Custodian	83,369
Shareholder communication	45,476
Shareholder service (See Note 3)	9,662
Trustees	5,888
Miscellaneous	25,378

Total expenses	4,408,363

Net investment income (loss)	1,985,865

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	19,426,354
Foreign currency transactions	(907,414)

Net realized gain (loss) on investments and foreign currency transactions	18,518,940

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(26,315,021)
Translation of other assets and liabilities in foreign currencies	(92,013)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(26,407,034)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(7,888,094)

Net increase (decrease) in net assets resulting from operations	$(5,902,229)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $506,166.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $112,452.

(c)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $611,196.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,985,865	$1,249,552
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	18,518,940	12,737,178
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(26,407,034)	32,112,039

Net increase (decrease) in net assets resulting from operations	(5,902,229)	46,098,769

Dividends to shareholders:
From net investment income:
Class A	(104,575)	(498,406)
Investor Class	—	(176,467)
Class I	(888,640)	(1,910,002)
Class R1	(12,291)	(43,128)
Class R2	(2,670)	(57,790)
Class R3	—	(3,211)

Total dividends to shareholders	(1,008,176)	(2,689,004)

Capital share transactions:
Net proceeds from sale of shares	79,283,562	52,425,896
Net asset value of shares issued to shareholders in reinvestment of dividends	998,817	2,623,458
Cost of shares redeemed	(77,096,545)	(80,429,479)

Increase (decrease) in net assets derived from capital share transactions	3,185,834	(25,380,125)

Net increase (decrease) in net assets	(3,724,571)	18,029,640

Net Assets
Beginning of year	335,617,724	317,588,084

End of year	$331,893,153	$335,617,724

Undistributed net investment income at end of year	$1,077,408	$1,002,562

16	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$13.37	$11.68	$10.82	$12.66	$12.24

Net investment income (loss) (a)	0.07	0.05	0.10	0.26	0.25	(b)
Net realized and unrealized gain (loss) on investments	(0.26)	1.75	1.07	(1.63)	0.44
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.01)	0.00 ‡	(0.09)	0.08

Total from investment operations	(0.23)	1.79	1.17	(1.46)	0.77

Less dividends:
From net investment income	(0.03)	(0.10)	(0.31)	(0.38)	(0.35)

Redemption fee (a)(c)	—	—	—	—	0.00	‡

Net asset value at end of year	$13.11	$13.37	$11.68	$10.82	$12.66

Total investment return (d)	(1.76%)	15.43%	11.27%	(11.96%)	6.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51%	0.38%	0.87%	2.11%	2.11	%(b)
Net expenses	1.34%	1.40%	1.43%	1.46%	1.44%
Portfolio turnover rate	37%	29%	43%	80%	54%
Net assets at end of year (in 000’s)	$45,882	$57,948	$60,303	$72,699	$104,169

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$13.35	$11.66	$10.81	$12.66	$12.24

Net investment income (loss) (a)	0.03	0.01	0.06	0.21	0.22	(b)
Net realized and unrealized gain (loss) on investments	(0.27)	1.75	1.07	(1.62)	0.44
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.01)	0.00 ‡	(0.09)	0.08

Total from investment operations	(0.28)	1.75	1.13	(1.50)	0.74

Less dividends:
From net investment income	—	(0.06)	(0.28)	(0.35)	(0.32)

Redemption fee (a)(c)	—	—	—	—	0.00	‡

Net asset value at end of year	$13.07	$13.35	$11.66	$10.81	$12.66

Total investment return (d)	(2.10%)	15.07%	10.81%	(12.19%)	6.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19%	0.05%	0.54%	1.77%	1.82	%(b)
Net expenses	1.67%	1.72%	1.77%	1.71%	1.75%
Portfolio turnover rate	37%	29%	43%	80%	54%
Net assets at end of year (in 000’s)	$34,377	$37,457	$34,822	$34,895	$39,843

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2014	2013		2012	2011	2010
Net asset value at beginning of year	$12.26	$10.73		$9.95	$11.67	$11.33

Net investment income (loss) (a)	(0.07)	(0.08)		(0.02)	0.11	0.12	(b)
Net realized and unrealized gain (loss) on investments	(0.24)	1.62		0.99	(1.49)	0.39
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.01)		0.00 ‡	(0.08)	0.07

Total from investment operations	(0.35)	1.53		0.97	(1.46)	0.58

Less dividends:
From net investment income	—	—		(0.19)	(0.26)	(0.24)

Redemption fee (a)(c)	—	—		—	—	0.00	‡

Net asset value at end of year	$11.91	$12.26		$10.73	$9.95	$11.67

Total investment return (d)	(2.85%)	14.26	% (e)	10.05%	(12.81%)	5.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.57%)	(0.73%)		(0.22%)	1.02%	1.04	%(b)
Net expenses	2.42%	2.47%		2.52%	2.46%	2.50%
Portfolio turnover rate	37%	29%		43%	80%	54%
Net assets at end of year (in 000’s)	$11,058	$13,981		$16,186	$20,509	$31,314

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$12.26	$10.74	$9.96	$11.68	$11.32

Net investment income (loss) (a)	(0.07)	(0.08)	(0.02)	0.12	0.12	(b)
Net realized and unrealized gain (loss) on investments	(0.24)	1.61	0.99	(1.50)	0.41
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.01)	0.00 ‡	(0.08)	0.07

Total from investment operations	(0.34)	1.52	0.97	(1.46)	0.60

Less dividends:
From net investment income	—	—	(0.19)	(0.26)	(0.24)

Redemption fee (a)(c)	—	—	—	—	0.00	‡

Net asset value at end of year	$11.92	$12.26	$10.74	$9.96	$11.68

Total investment return (d)	(2.77%)	14.15%	10.05%	(12.88%)	5.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.57%)	(0.71%)	(0.21%)	1.07%	1.09	%(b)
Net expenses	2.42%	2.47%	2.52%	2.46%	2.50%
Portfolio turnover rate	37%	29%	43%	80%	54%
Net assets at end of year (in 000’s)	$8,383	$10,088	$11,111	$12,960	$19,242

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

18	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$13.45	$11.75	$10.89	$12.75	$12.33

Net investment income (loss) (a)	0.11	0.08	0.13	0.26	0.29	(b)
Net realized and unrealized gain (loss) on investments	(0.27)	1.76	1.07	(1.62)	0.43
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.01)	0.00 ‡	(0.09)	0.08

Total from investment operations	(0.20)	1.83	1.20	(1.45)	0.80

Less dividends:
From net investment income	(0.06)	(0.13)	(0.34)	(0.41)	(0.38)

Redemption fee (a)(c)	—	—	—	—	0.00	‡

Net asset value at end of year	$13.19	$13.45	$11.75	$10.89	$12.75

Total investment return (d)	(1.49%)	15.72%	11.45%	(11.73%)	6.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79%	0.62%	1.15%	2.16%	2.40	%(b)
Net expenses	1.09%	1.14%	1.18%	1.21%	1.18%
Portfolio turnover rate	37%	29%	43%	80%	54%
Net assets at end of year (in 000’s)	$223,797	$202,289	$177,726	$184,373	$373,332

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

	Year ended October 31,
Class R1	2014	2013	2012	2011	2010
Net asset value at beginning of year	$13.37	$11.67	$10.82	$12.67	$12.25

Net investment income (loss) (a)	0.09	0.06	0.11	0.26	0.27	(b)
Net realized and unrealized gain (loss) on investments	(0.27)	1.76	1.07	(1.62)	0.44
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.01)	0.00 ‡	(0.09)	0.08

Total from investment operations	(0.22)	1.81	1.18	(1.45)	0.79

Less dividends:
From net investment income	(0.04)	(0.11)	(0.33)	(0.40)	(0.37)

Redemption fee (a)(c)	—	—	—	—	0.00	‡

Net asset value at end of year	$13.11	$13.37	$11.67	$10.82	$12.67

Total investment return (d)	(1.63%)	15.68%	11.41%	(11.89%)	6.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.66%	0.49%	1.04%	2.12%	2.30	%(b)
Net expenses	1.19%	1.25%	1.28%	1.31%	1.29%
Portfolio turnover rate	37%	29%	43%	80%	54%
Net assets at end of year (in 000’s)	$3,597	$4,003	$4,677	$4,760	$6,225

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2014	2013	2012	2011	2010
Net asset value at beginning of year	$13.40	$11.70	$10.84	$12.69	$12.27

Net investment income (loss) (a)	0.05	0.03	0.09	0.24	0.25	(b)
Net realized and unrealized gain (loss) on investments	(0.26)	1.76	1.06	(1.63)	0.43
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.01)	0.00 ‡	(0.09)	0.08

Total from investment operations	(0.25)	1.78	1.15	(1.48)	0.76

Less dividends:
From net investment income	(0.01)	(0.08)	(0.29)	(0.37)	(0.34)

Redemption fee (a)(c)	—	—	—	—	0.00	‡

Net asset value at end of year	$13.14	$13.40	$11.70	$10.84	$12.69

Total investment return (d)	(1.88%)	15.34%	11.12%	(12.09%)	6.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%	0.26%	0.82%	2.02%	2.09	%(b)
Net expenses	1.44%	1.49%	1.53%	1.55%	1.54%
Portfolio turnover rate	37%	29%	43%	80%	54%
Net assets at end of year (in 000’s)	$3,509	$8,487	$10,545	$12,176	$10,942

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

	Year ended October 31,
Class R3	2014	2013	2012	2011	2010
Net asset value at beginning of year	$13.35	$11.64	$10.79	$12.64	$12.24

Net investment income (loss) (a)	0.02	(0.01)	0.06	0.24	0.24	(b)
Net realized and unrealized gain (loss) on investments	(0.26)	1.76	1.06	(1.65)	0.41
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.01)	0.00 ‡	(0.09)	0.07

Total from investment operations	(0.28)	1.74	1.12	(1.50)	0.72

Less dividends:
From net investment income	—	(0.03)	(0.27)	(0.35)	(0.32)

Redemption fee (a)(c)	—	—	—	—	0.00	‡

Net asset value at end of year	$13.07	$13.35	$11.64	$10.79	$12.64

Total investment return (d)	(2.10%)	15.02%	10.82%	(12.28%)	5.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%	(0.05%)	0.56%	1.98%	2.00	%(b)
Net expenses	1.69%	1.74%	1.78%	1.80%	1.79%
Portfolio turnover rate	37%	29%	43%	80%	54%
Net assets at end of year (in 000’s)	$1,291	$1,365	$2,218	$1,592	$737

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

20	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the ‘‘Trust’’) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay International Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers eight classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally

4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with

21

Notes to Financial Statements (continued)

investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31,

2014, the Fund did not hold any securities that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2014, no foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to

22	MainStay International Equity Fund

distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2014, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These

23

Notes to Financial Statements (continued)

investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2014, the Fund did not hold any rights or warrants.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund enters into futures contracts for hedging purposes and market exposure.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may also enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. The Fund invests in futures contracts to reduce the Fund’s return volatility. As of October 31, 2014, the Fund did not hold any futures contracts.

(K)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(M)  Concentration of Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in

24	MainStay International Equity Fund

emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.89% up to $500 million and 0.85% in excess of $500 million.

The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.89% for the year ended October 31, 2014.

New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $3,041,693.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder service fees incurred by the Fund for the year ended October 31, 2014, were as follows:

Class R1	$3,905
Class R2	4,353
Class R3	1,404

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $3,342 and $9,014, respectively, for the year ended

25

Notes to Financial Statements (continued)

October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $560, $11, $18,423 and $605, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$54,066
Investor Class	157,879
Class B	54,994
Class C	41,088
Class I	218,668
Class R1	3,918
Class R2	4,418
Class R3	1,405

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$70,017,004	31.3%

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,559,680	$(95,351,400)	$(1,721)	$38,783,508	$(54,009,933)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company (PFIC) adjustments. The other temporary differences are primarily due to foreign taxes payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(902,843)	$902,843	$—

The reclassifications for the Fund are primarily due to foreign currency transactions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $95,351,400 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016 2017 2019	$6,065 53,693 35,593	$	— — —
Total	$95,351		$—

The Fund utilized $19,176,443 of capital loss carryforwards during the year ended October 31, 2014.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$1,008,176	$2,689,004

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

26	MainStay International Equity Fund

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $121,875 and $122,173, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	333,842	$4,534,407
Shares issued to shareholders in reinvestment of dividends and distributions	7,789	102,186
Shares redeemed	(1,259,277)	(17,083,099)

Net increase (decrease) in shares outstanding before conversion	(917,646)	(12,446,506)
Shares converted into Class A (See Note 1)	125,799	1,750,074
Shares converted from Class A (See Note 1)	(41,472)	(552,930)

Net increase (decrease)	(833,319)	$(11,249,362)

Year ended October 31, 2013:
Shares sold	743,092	$9,123,621
Shares issued to shareholders in reinvestment of dividends and distributions	39,354	463,599
Shares redeemed	(1,759,515)	(21,661,366)

Net increase (decrease) in shares outstanding before conversion	(977,069)	(12,074,146)
Shares converted into Class A (See Note 1)	172,336	2,184,729
Shares converted from Class A (See Note 1)	(24,864)	(313,613)

Net increase (decrease)	(829,597)	$(10,203,030)

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	157,861	$2,131,298
Shares redeemed	(378,682)	(5,130,261)

Net increase (decrease) in shares outstanding before conversion	(220,821)	(2,998,963)
Shares converted into Investor Class (See Note 1)	150,088	2,033,419
Shares converted from Investor Class (See Note 1)	(104,408)	(1,455,940)

Net increase (decrease)	(175,141)	$(2,421,484)

Year ended October 31, 2013:
Shares sold	165,565	$2,036,162
Shares issued to shareholders in reinvestment of dividends and distributions	14,879	175,577
Shares redeemed	(437,361)	(5,378,249)

Net increase (decrease) in shares outstanding before conversion	(256,917)	(3,166,510)
Shares converted into Investor Class (See Note 1)	197,637	2,431,945
Shares converted from Investor Class (See Note 1)	(121,214)	(1,549,878)

Net increase (decrease)	(180,494)	$(2,284,443)

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	123,984	$1,532,021
Shares redeemed	(193,820)	(2,400,177)

Net increase (decrease) in shares outstanding before conversion	(69,836)	(868,156)
Shares converted from Class B (See Note 1)	(142,136)	(1,774,623)

Net increase (decrease)	(211,972)	$(2,642,779)

Year ended October 31, 2013:
Shares sold	132,529	$1,513,644
Shares redeemed	(257,167)	(2,908,992)

Net increase (decrease) in shares outstanding before conversion	(124,638)	(1,395,348)
Shares converted from Class B (See Note 1)	(242,881)	(2,753,183)

Net increase (decrease)	(367,519)	$(4,148,531)

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	57,318	$716,501
Shares redeemed	(176,338)	(2,169,550)

Net increase (decrease)	(119,020)	$(1,453,049)

Year ended October 31, 2013:
Shares sold	99,339	$1,129,142
Shares redeemed	(311,511)	(3,544,061)

Net increase (decrease)	(212,172)	$(2,414,919)

27

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	5,078,358	$69,369,377
Shares issued to shareholders in reinvestment of dividends and distributions	66,917	881,964
Shares redeemed	(3,210,212)	(44,019,660)

Net increase (decrease)	1,935,063	$26,231,681

Year ended October 31, 2013:
Shares sold	2,952,872	$36,520,371
Shares issued to shareholders in reinvestment of dividends and distributions	159,232	1,883,717
Shares redeemed	(3,199,613)	(39,391,612)

Net increase (decrease)	(87,509)	$(987,524)

Class R1	Shares	Amount
Year ended October 31, 2014:
Shares sold	8,640	$118,132
Shares issued to shareholders in reinvestment of dividends and distributions	937	12,291
Shares redeemed	(34,533)	(467,134)

Net increase (decrease)	(24,956)	$(336,711)

Year ended October 31, 2013:
Shares sold	23,171	$280,443
Shares issued to shareholders in reinvestment of dividends and distributions	3,668	43,128
Shares redeemed	(128,028)	(1,545,151)

Net increase (decrease)	(101,189)	$(1,221,580)

Class R2	Shares	Amount
Year ended October 31, 2014:
Shares sold	46,985	$638,666
Shares issued to shareholders in reinvestment of dividends and distributions	180	2,376
Shares redeemed	(413,545)	(5,539,777)

Net increase (decrease)	(366,380)	$(4,898,735)

Year ended October 31, 2013:
Shares sold	107,198	$1,317,409
Shares issued to shareholders in reinvestment of dividends and distributions	4,588	54,225
Shares redeemed	(379,608)	(4,499,409)

Net increase (decrease)	(267,822)	$(3,127,775)

Class R3	Shares	Amount
Year ended October 31, 2014:
Shares sold	17,913	$243,160
Shares redeemed	(21,386)	(286,887)

Net increase (decrease)	(3,473)	$(43,727)

Year ended October 31, 2013:
Shares sold	40,971	$505,104
Shares issued to shareholders in reinvestment of dividends and distributions	272	3,212
Shares redeemed	(129,541)	(1,500,639)

Net increase (decrease)	(88,298)	$(992,323)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay International Equity Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay International Equity Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay International Equity Fund of The MainStay Funds as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2014, the Fund designated approximately $1,625,074 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2013, should be multiplied by 6.6% to arrive at the amount eligible for the corporate dividends received deduction.

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2014:

•	the total amount of taxes paid to foreign countries was $616,898

•	the total amount of income sourced from foreign countries was $6,790,397

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay International Equity Fund

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

32	MainStay International Equity Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

33

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay International Equity Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630386 MS360-14	MSIE11-12/14 (NYLIM) NL213

MainStay Common Stock Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11.80 18.30%	15.03 16.34%	6.82 7.42%	1.07% 1.07
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11.45 17.94	14.49 15.79	6.48 7.09	1.48 1.48
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	12.00 17.00	14.70 14.93	6.29 6.29	2.23 2.23
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	16.01 17.01	14.91 14.91	6.28 6.28	2.23 2.23
Class I Shares[4]	No Sales Charge		18.55	16.64	7.83	0.82
Class R2 Shares[5]	No Sales Charge		18.18	16.22	7.31	1.17

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on December 28, 2004, include the historical performance of Class A shares through December 27, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares would likely have been different.
5.	Performance figures for Class R2 shares, first offered on December 14, 2007, include the historical performance of Class A shares through October 31, 2014, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares would likely have been different. As of October 31, 2014, Class R2 shares had yet to commence investment operations.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[6]	17.27%	16.69%	8.20%
Russell 1000® Index[7]	16.78	16.98	8.54
Average Lipper Multi-Cap Core Fund[8]	13.34	15.26	7.83

6.

“S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Common Stock Fund

Cost in Dollars of a $1,000 Investment in MainStay Common Stock Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,079.60	$5.08	$1,020.30	$4.94

Investor Class Shares	$1,000.00	$1,077.90	$6.34	$1,019.10	$6.16

Class B Shares	$1,000.00	$1,073.50	$10.24	$1,015.30	$9.96

Class C Shares	$1,000.00	$1,073.60	$10.45	$1,015.10	$10.16

Class I Shares	$1,000.00	$1,080.60	$3.78	$1,021.60	$3.67

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.97% for Class A, 1.21% for Investor Class, 1.96% for Class B, 2.00% for Class C and 0.72% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. See page 5 for more information on Class R2 shares.

7

Industry Composition as of October 31, 2014 (Unaudited)

Oil, Gas & Consumable Fuels	7.6%
Technology Hardware, Storage & Peripherals	7.4
Pharmaceuticals	6.5
Diversified Telecommunication Services	5.2
Health Care Providers & Services	5.1
Specialty Retail	4.7
Banks	4.4
Beverages	3.6
Internet Software & Services	3.5
Software	3.5
Exchange-Traded Fund	3.2
Semiconductors & Semiconductor Equipment	3.0
Diversified Financial Services	2.7
Food Products	2.7
Insurance	2.5
IT Services	2.5
Aerospace & Defense	2.4
Energy Equipment & Services	2.4
Capital Markets	2.3
Biotechnology	2.2
Health Care Equipment & Supplies	1.8
Food & Staples Retailing	1.6
Hotels, Restaurants & Leisure	1.4
Media	1.4
Commercial Services & Supplies	1.3
Household Products	1.3

Communications Equipment	1.2%
Airlines	1.1
Household Durables	1.0
Real Estate Investment Trusts	1.0
Chemicals	0.9
Industrial Conglomerates	0.8
Machinery	0.8
Electronic Equipment, Instruments & Components	0.7
Internet & Catalog Retail	0.7
Tobacco	0.7
Air Freight & Logistics	0.6
Life Sciences Tools & Services	0.6
Metals & Mining	0.6
Trading Companies & Distributors	0.6
Diversified Consumer Services	0.5
Textiles, Apparel & Luxury Goods	0.4
Electric Utilities	0.3
Marine	0.3
Multiline Retail	0.3
Road & Rail	0.3
Auto Components	0.0	‡
Consumer Finance	0.0	‡
Short-Term Investment	1.2
Other Assets, Less Liabilities	–0.8

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	S&P 500 Index–SPDR Trust Series 1

3.	Exxon Mobil Corp.

4.	Johnson & Johnson

5.	Microsoft Corp.
6.	Berkshire Hathaway, Inc. Class B

7.	JPMorgan Chase & Co.

8.	Chevron Corp.

9.	Verizon Communications, Inc.

10.	Pfizer, Inc.

8	MainStay Common Stock Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay Common Stock Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Common Stock Fund returned 18.30% for Class A shares, 17.94% for Investor Class shares, 17.00% for Class B shares and 17.01% for Class C shares for the 12 months ended October 31, 2014. Over the same period, the Fund’s Class I shares returned 18.55% and Class R2 shares returned 18.18%.1 For the 12 months ended October 31, 2014, Class A, Investor Class, Class I and Class R2 shares outperformed—and Class B and C shares underperformed—the 17.27% return of the S&P 500® Index,2 which is the Fund’s primary broad-based securities-market index. All share classes outperformed the 13.34% return of the average Lipper3 multi-cap core fund for the same period. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s stock-selection model performed well during the reporting period. The model’s performance was primarily driven by the success of our valuation suite of factors, particularly in selecting top performers relative to the S&P 500® Index. Overall, the model provided robust capability and strong stock selection across several sectors. This offset adverse sector allocation, most notably in the energy and telecommunication services sectors.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the S&P 500® Index were information technology, industrials and materials. (Contributions take weightings and total returns into account.) In each of these sectors, stock selection was the primary performance driver.

The weakest sector contributions to the Fund’s relative performance came from energy, utilities and financials. Relative to the S&P 500® Index, the Fund was overweight energy and underweight utilities and financials. These allocations detracted from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance included computer and mobile device company Apple, Southwest Airlines and semiconductor manufacturer Intel. The Fund held a large quan-

tity of Apple, as it had the highest weight in the S&P 500® Index. Moreover, our stock selection model ranked the stock as attractive, and we owned even more Apple shares than the Index. The stock rallied sharply during the reporting period, making it the highest-contributing stock in the Fund. The Fund also held Southwest Airlines, which was regarded as a pure play in domestic air travel. After posting an impressive return in 2013, Southwest shares continued to rally through the first 10 months of 2014. The Fund held a large quantity of shares of Intel because of the company’s weight in the Index and the return potential we perceived for the stock. This position was rewarded as Intel shares rallied sharply during the reporting period.

The stocks that detracted the most from the Fund’s absolute performance included consumer finance company Western Union, independent exploration and production company Anadarko Petroleum and specialty game retailer GameStop. Western Union, which offers consumer-to-consumer money transfers, saw its share price falter when the world’s largest retailer, Walmart, announced plans to enter the money-transfer business. The Fund held Anadarko Petroleum for risk-control purposes, even though our model indicated that the stock’s return potential was modest. The share price of Anadarko Petroleum was hurt when oil & gas exploration & production companies were subject to an acute sell-off in October 2014. GameStop’s shares tumbled after the company cut its forecast in January 2014 and delivered disappointing quarterly results during the first half of 2014. The Fund sold Anadarko Petroleum and Western Union during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased shares of Merck & Co., a global diversified pharmaceutical company, during the reporting period. In October 2013, the Fund had as significant an underweight position in the stock relative to the S&P 500® Index as our model would allow. It then shifted to an overweight position in January 2014 as the Fund purchased more shares throughout 2014, leading to a significantly overweight position relative to the Index. The Fund took this action because our model identified Merck & Co. as a stock with an attractive valuation, supported by solid momentum and positive market sentiment. The Fund initiated a position in global financial-market services and asset-management company Bank of New York Mellon in July 2014. Strong price momentum, improving sentiment and a steady valuation reading prompted the purchase. The Fund continued to buy more shares, as the model indicated that the stock would be a good financial stock to own for diversification.

1.	See footnote on page 5 for more information on Class R2 shares.
2.	See footnote on page 6 for more information on the S&P 500® Index.
3.	See footnote on page 6 for more information on Lipper Inc.

9

The Fund started reducing its exposure to global diversified financial services and credit-card company American Express in January 2014. The Fund exited the position in September, when our model indicated that the company’s valuation and momentum readings were below average. The Fund started selling shares of aircraft manufacturer Boeing in June 2014, eventually reducing its position to an underweight relative to the S&P 500® Index, as the stock’s momentum, valuation and sentiment readings continued to decline.

How did the Fund’s sector weightings change during the reporting period?

The Fund saw its largest sector-weighting increase in the telecommunication services sector. The Fund moved from a modest overweight position relative to the S&P 500® Index to a more substantially overweight position. The increase resulted from purchases of diversified telecommunication stocks. Purchases of oil & gas refiners and energy equipment & services stocks moved the Fund from an underweight position relative to the Index to a modestly overweight allocation in the energy sector.

The Fund’s largest sector-weighting decrease was in the consumer discretionary sector, where the Fund moved from an overweight position relative to the S&P 500® Index to an underweight position. In information technology, the Fund trimmed certain systems software and data-processing services stocks. This moved the Fund from an overweight position relative to the Index to a neutral position. In the materials sector, the Fund moved from an underweight position to one that was more substantially underweight, as the Fund sold diversified chemicals and paper packaging stocks.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund’s most substantially overweight sectors relative to the S&P 500® Index were telecommunication services and health care. As of the same date, the Fund held underweight positions relative to the Index in the financials and utilities sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Common Stock Fund

Portfolio of Investments October 31, 2014

	Shares	Value

Common Stocks 96.4%†
Aerospace & Defense 2.4%
Boeing Co. (The)	3,525	$440,308
General Dynamics Corp.	6,662	931,081
L-3 Communications Holdings, Inc.	5,144	624,790
Lockheed Martin Corp.	6,055	1,153,901
Textron, Inc.	33,146	1,376,554

		4,526,634

Air Freight & Logistics 0.6%
FedEx Corp.	6,814	1,140,664

Airlines 1.1%
Alaska Air Group, Inc.	12,277	653,504
Delta Air Lines, Inc.	1,687	67,868
Southwest Airlines Co.	41,414	1,427,955

		2,149,327

Auto Components 0.0%‡
Delphi Automotive PLC	22	1,518

Banks 4.4%
Bank of America Corp.	36,501	626,357
Citigroup, Inc.	49,620	2,656,159
♦JPMorgan Chase & Co.	57,824	3,497,196
Wells Fargo & Co.	25,692	1,363,988

		8,143,700

Beverages 3.6%
Coca-Cola Co. (The)	47,684	1,997,006
Dr. Pepper Snapple Group, Inc.	19,711	1,364,987
Molson Coors Brewing Co. Class B	8,422	626,428
PepsiCo., Inc.	27,698	2,663,717

		6,652,138

Biotechnology 2.2%
Amgen, Inc.	174	28,219
Biogen Idec, Inc. (a)	3,219	1,033,557
Gilead Sciences, Inc. (a)	18,602	2,083,424
United Therapeutics Corp. (a)	7,938	1,039,640

		4,184,840

Capital Markets 2.3%
Ameriprise Financial, Inc.	5,173	652,678
Bank of New York Mellon Corp. (The)	39,306	1,521,928
Legg Mason, Inc.	24,064	1,251,328
Morgan Stanley	26,393	922,435

		4,348,369

	Shares	Value

Chemicals 0.9%
CF Industries Holdings, Inc.	1,091	$283,660
LyondellBasell Industries, N.V. Class A	15,510	1,421,181

		1,704,841

Commercial Services & Supplies 1.3%
ADT Corp. (The)	15,488	555,090
Cintas Corp.	9,163	671,098
Pitney Bowes, Inc.	46,876	1,159,712
Waste Management, Inc.	281	13,738

		2,399,638

Communications Equipment 1.2%
Arris Group, Inc. (a)	40,181	1,206,233
Cisco Systems, Inc.	30,312	741,735
Juniper Networks, Inc.	4,268	89,927
QUALCOMM, Inc.	1,762	138,335

		2,176,230

Consumer Finance 0.0%‡
Capital One Financial Corp.	862	71,348

Diversified Consumer Services 0.5%
H&R Block, Inc.	29,672	958,702

Diversified Financial Services 2.7%
♦Berkshire Hathaway, Inc. Class B (a)	26,673	3,738,488
Moody’s Corp.	30	2,977
NASDAQ OMX Group, Inc. (The)	28,469	1,231,569

		4,973,034

Diversified Telecommunication Services 5.2%
AT&T, Inc.	81,765	2,848,692
CenturyLink, Inc.	34,695	1,439,149
Frontier Communications Corp.	192,673	1,260,081
♦Verizon Communications, Inc.	62,320	3,131,580
Windstream Holdings, Inc.	95,943	1,005,483

		9,684,985

Electric Utilities 0.3%
Entergy Corp.	915	76,878
Exelon Corp.	15,256	558,217

		635,095

Electronic Equipment, Instruments & Components 0.7%
Corning, Inc.	65,682	1,341,883

Energy Equipment & Services 2.4%
Halliburton Co.	10,386	572,684
Nabors Industries, Ltd.	17,919	319,854
National Oilwell Varco, Inc.	9,239	671,121
Patterson-UTI Energy, Inc.	22,248	512,372

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks (continued)
Energy Equipment & Services (continued)
Schlumberger, Ltd.	21,089	$2,080,641
Superior Energy Services, Inc.	13,189	331,703

		4,488,375

Food & Staples Retailing 1.6%
Kroger Co. (The)	26,722	1,488,682
Wal-Mart Stores, Inc.	18,884	1,440,283

		2,928,965

Food Products 2.7%
Archer-Daniels-Midland Co.	30,678	1,441,866
Ingredion, Inc.	6,590	509,077
Keurig Green Mountain, Inc.	625	94,844
Mondelez International, Inc. Class A	47,058	1,659,265
Tyson Foods, Inc. Class A	32,848	1,325,417

		5,030,469

Health Care Equipment & Supplies 1.8%
C.R. Bard, Inc.	8,345	1,368,330
CareFusion Corp. (a)	10,656	611,335
Edwards Lifesciences Corp. (a)	12,257	1,482,116

		3,461,781

Health Care Providers & Services 5.1%
Aetna, Inc.	16,996	1,402,340
Cardinal Health, Inc.	8,692	682,148
Centene Corp. (a)	14,169	1,313,041
Express Scripts Holding Co. (a)	18,214	1,399,200
Health Net, Inc. (a)	24,309	1,154,921
Humana, Inc.	10,199	1,416,131
Universal Health Services, Inc. Class B	6,188	641,757
WellPoint, Inc.	12,420	1,573,490

		9,583,028

Hotels, Restaurants & Leisure 1.4%
Carnival Corp.	33,067	1,327,640
Wyndham Worldwide Corp.	7,253	563,340
Yum! Brands, Inc.	9,120	655,090

		2,546,070

Household Durables 1.0%
Harman International Industries, Inc.	11,726	1,258,669
Leggett & Platt, Inc.	17,300	681,274

		1,939,943

Household Products 1.3%
Energizer Holdings, Inc.	9,500	1,165,175
Procter & Gamble Co. (The)	15,206	1,327,028

		2,492,203

Industrial Conglomerates 0.8%
General Electric Co.	56,616	1,461,259

	Shares	Value

Insurance 2.5%
American International Group, Inc.	33,762	$1,808,630
Lincoln National Corp.	20,793	1,138,625
Prudential Financial, Inc.	4,240	375,410
Reinsurance Group of America, Inc.	5,248	442,144
Travelers Cos., Inc. (The)	9,674	975,139

		4,739,948

Internet & Catalog Retail 0.7%
Amazon.com, Inc. (a)	219	66,896
Expedia, Inc.	14,888	1,265,033
Netflix, Inc. (a)	162	63,629

		1,395,558

Internet Software & Services 3.5%
eBay, Inc. (a)	23,415	1,229,288
Facebook, Inc. Class A (a)	19,377	1,453,081
Google, Inc. Class A (a)	2,102	1,193,663
Google, Inc. Class C (a)	1,914	1,070,079
Rackspace Hosting, Inc. (a)	8,359	320,651
VeriSign, Inc. (a)	21,618	1,291,892

		6,558,654

IT Services 2.5%
Automatic Data Processing, Inc.	2,613	213,691
Computer Sciences Corp.	7,218	435,967
International Business Machines Corp.	16,090	2,645,196
Xerox Corp.	98,525	1,308,412

		4,603,266

Life Sciences Tools & Services 0.6%
Covance, Inc. (a)	13,053	1,042,935

Machinery 0.8%
Caterpillar, Inc.	14,761	1,496,913

Marine 0.3%
Kirby Corp. (a)	5,352	591,824

Media 1.4%
CBS Corp. Class B	4,903	265,841
Comcast Corp. Class A	36,328	2,010,755
Walt Disney Co. (The)	3,140	286,933

		2,563,529

Metals & Mining 0.6%
Freeport-McMoRan, Inc.	2,599	74,072
Newmont Mining Corp.	3,719	69,768
United States Steel Corp.	22,377	895,975

		1,039,815

12	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Multiline Retail 0.3%
Dollar Tree, Inc. (a)	1,942	$117,627
Macy’s, Inc.	6,447	372,765

		490,392

Oil, Gas & Consumable Fuels 7.6%
Chesapeake Energy Corp.	7,705	170,897
♦Chevron Corp.	28,569	3,426,852
ConocoPhillips	19,548	1,410,388
EOG Resources, Inc.	851	80,888
♦Exxon Mobil Corp.	55,367	5,354,543
HollyFrontier Corp.	25,143	1,140,989
Marathon Oil Corp.	8,686	307,484
Marathon Petroleum Corp.	8,724	793,012
Phillips 66	539	42,311
Tesoro Corp.	16,078	1,148,130
Valero Energy Corp.	5,381	269,534

		14,145,028

Pharmaceuticals 6.5%
Eli Lilly & Co.	19,321	1,281,562
♦Johnson & Johnson	38,554	4,155,350
Merck & Co., Inc.	49,044	2,841,609
Mylan, Inc. (a)	14,200	760,410
♦Pfizer, Inc.	104,063	3,116,687

		12,155,618

Real Estate Investment Trusts 1.0%
American Tower Corp.	7,710	751,725
Hospitality Properties Trust	1,427	42,253
Iron Mountain, Inc.	18,555	669,279
Weyerhaeuser Co.	10,423	352,923

		1,816,180

Road & Rail 0.3%
CSX Corp.	6,205	221,084
Union Pacific Corp.	3,380	393,601

		614,685

Semiconductors & Semiconductor Equipment 3.0%
Broadcom Corp. Class A	13,855	580,247
Intel Corp.	84,364	2,869,220
Lam Research Corp.	2,650	206,329
Micron Technology, Inc. (a)	47,486	1,571,312
Skyworks Solutions, Inc.	7,355	428,355
Teradyne, Inc.	757	13,929

		5,669,392

Software 3.5%
Citrix Systems, Inc. (a)	529	33,978
Electronic Arts, Inc. (a)	34,331	1,406,541

	Shares	Value

Software (continued)
♦Microsoft Corp.	86,470	$4,059,766
Oracle Corp.	25,655	1,001,828

		6,502,113

Specialty Retail 4.7%
Best Buy Co., Inc.	38,039	1,298,651
Dick’s Sporting Goods, Inc.	8,569	388,775
Foot Locker, Inc.	173	9,690
GameStop Corp. Class A	8,585	367,095
Gap, Inc. (The)	15,217	576,572
Home Depot, Inc. (The)	26,227	2,557,657
Lowe’s Cos., Inc.	30,419	1,739,967
PetSmart, Inc.	17,593	1,272,854
Staples, Inc.	52,525	666,017

		8,877,278

Technology Hardware, Storage & Peripherals 7.4%
♦Apple, Inc.	71,961	7,771,788
EMC Corp.	35,015	1,005,981
Hewlett-Packard Co.	51,005	1,830,059
NetApp, Inc.	9,845	421,366
SanDisk Corp.	10,739	1,010,969
Seagate Technology PLC	5,491	345,000
Western Digital Corp.	14,338	1,410,429

		13,795,592

Textiles, Apparel & Luxury Goods 0.4%
Coach, Inc.	19,946	685,743

Tobacco 0.7%
Lorillard, Inc.	8,237	506,575
Philip Morris International, Inc.	9,698	863,218

		1,369,793

Trading Companies & Distributors 0.6%
United Rentals, Inc. (a)	10,503	1,155,960

Total Common Stocks (Cost $161,997,803)		180,335,255

Exchange-Traded Fund 3.2% (b)
♦S&P 500 Index—SPDR Trust Series 1	29,786	6,006,645

Total Exchange-Traded Fund (Cost $5,857,050)		6,006,645

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Short-Term Investment 1.2%
Repurchase Agreement 1.2%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $2,214,421 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $2,365,000 and a Market Value of $2,263,286)	$2,214,421	$2,214,421

Total Short-Term Investment (Cost $2,214,421)		2,214,421

Total Investments (Cost $170,069,274) (c)	100.8%	188,556,321
Other Assets, Less Liabilities	(0.8)	(1,442,429)
Net Assets	100.0%	$187,113,892
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of October 31, 2014, cost was $170,568,279 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$19,921,256
Gross unrealized depreciation	(1,933,214)

Net unrealized appreciation	$17,988,042

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$180,335,255	$—	$—	$180,335,255
Exchange-Traded Fund	6,006,645	—	—	6,006,645
Short-Term Investment
Repurchase Agreement	—	2,214,421	—	2,214,421

Total Investments in Securities	$186,341,900	$2,214,421	$—	$188,556,321

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $170,069,274)	$188,556,321
Receivables:
Fund shares sold	774,663
Dividends	147,537
Investment securities sold	59,459
Other assets	30,603

Total assets	189,568,583

Liabilities
Payables:
Investment securities purchased	2,177,821
Fund shares redeemed	111,046
Manager (See Note 3)	80,992
Transfer agent (See Note 3)	33,193
NYLIFE Distributors (See Note 3)	29,070
Shareholder communication	10,811
Professional fees	4,719
Custodian	2,108
Trustees	349
Accrued expenses	4,582

Total liabilities	2,454,691

Net assets	$187,113,892

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$97,419
Additional paid-in capital	212,518,031

212,615,450
Undistributed net investment income	1,205,572
Accumulated net realized gain (loss) on investments	(45,194,177)
Net unrealized appreciation (depreciation) on investments	18,487,047

Net assets	$187,113,892

Class A
Net assets applicable to outstanding shares	$34,139,318

Shares of beneficial interest outstanding	1,761,025

Net asset value per share outstanding	$19.39
Maximum sales charge (5.50% of offering price)	1.13

Maximum offering price per share outstanding	$20.52

Investor Class
Net assets applicable to outstanding shares	$20,856,082

Shares of beneficial interest outstanding	1,076,217

Net asset value per share outstanding	$19.38
Maximum sales charge (5.50% of offering price)	1.13

Maximum offering price per share outstanding	$20.51

Class B
Net assets applicable to outstanding shares	$7,239,566

Shares of beneficial interest outstanding	406,384

Net asset value and offering price per share outstanding	$17.81

Class C
Net assets applicable to outstanding shares	$16,535,640

Shares of beneficial interest outstanding	928,777

Net asset value and offering price per share outstanding	$17.80

Class I
Net assets applicable to outstanding shares	$108,343,286

Shares of beneficial interest outstanding	5,569,525

Net asset value and offering price per share outstanding	$19.45

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividends	$2,695,544

Expenses
Manager (See Note 3)	748,491
Distribution/Service—Class A (See Note 3)	58,495
Distribution/Service—Investor Class (See Note 3)	49,224
Distribution/Service—Class B (See Note 3)	69,457
Distribution/Service—Class C (See Note 3)	77,098
Transfer agent (See Note 3)	189,398
Registration	80,606
Professional fees	51,828
Custodian	16,771
Shareholder communication	10,408
Trustees	2,399
Miscellaneous	11,506

Total expenses	1,365,681

Net investment income (loss)	1,329,863

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	20,830,771
Net change in unrealized appreciation (depreciation) on investments	549,230

Net realized and unrealized gain (loss) on investments	21,380,001

Net increase (decrease) in net assets resulting from operations	$22,709,864

16	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,329,863	$1,346,273
Net realized gain (loss) on investments	20,830,771	19,932,214
Net change in unrealized appreciation (depreciation) on investments	549,230	9,631,770

Net increase (decrease) in net assets resulting from operations	22,709,864	30,910,257

Dividends to shareholders:
From net investment income:
Class A	(246,164)	(166,969)
Investor Class	(172,898)	(130,443)
Class B	(21,616)	(10,313)
Class C	(11,954)	(2,697)
Class I	(853,508)	(1,174,580)

Total dividends to shareholders	(1,306,140)	(1,485,002)

Capital share transactions:
Net proceeds from sale of shares	77,236,992	29,255,750
Net asset value of shares issued to shareholders in reinvestment of dividends	1,290,929	1,465,253
Cost of shares redeemed	(37,941,880)	(45,912,553)

Increase (decrease) in net assets derived from capital share transactions	40,586,041	(15,191,550)

Net increase (decrease) in net assets	61,989,765	14,233,705

Net Assets
Beginning of year	125,124,127	110,890,422

End of year	$187,113,892	$125,124,127

Undistributed net investment income at end of year	$1,205,572	$1,192,740

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$16.59	$12.90	$11.34	$10.79	$9.70

Net investment income (loss) (a)	0.18	0.16	0.15	0.13	0.09
Net realized and unrealized gain (loss) on investments	2.83	3.71	1.60	0.53	1.13

Total from investment operations	3.01	3.87	1.75	0.66	1.22

Less dividends:
From net investment income	(0.21)	(0.18)	(0.19)	(0.11)	(0.13)

Net asset value at end of year	$19.39	$16.59	$12.90	$11.34	$10.79

Total investment return (b)	18.30%	30.35%	15.64%	6.10%	12.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%	1.11%	1.22%	1.12%	0.90%
Net expenses	1.00%	1.05%	1.06%	0.97%	0.96%
Portfolio turnover rate	165%	150%	182%	139%	152%
Net assets at end of year (in 000’s)	$34,139	$19,011	$12,402	$10,662	$12,140

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$16.58	$12.89	$11.32	$10.77	$9.69

Net investment income (loss) (a)	0.13	0.10	0.09	0.06	0.03
Net realized and unrealized gain (loss) on investments	2.82	3.70	1.61	0.53	1.13

Total from investment operations	2.95	3.80	1.70	0.59	1.16

Less dividends:
From net investment income	(0.15)	(0.11)	(0.13)	(0.04)	(0.08)

Net asset value at end of year	$19.38	$16.58	$12.89	$11.32	$10.77

Total investment return (b)	17.94%	29.75%	15.15%	5.47%	11.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.71%	0.72%	0.72%	0.56%	0.25%
Net expenses	1.28%	1.46%	1.56%	1.52%	1.61%
Portfolio turnover rate	165%	150%	182%	139%	152%
Net assets at end of year (in 000’s)	$20,856	$18,436	$15,093	$13,917	$13,661

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

18	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2014	2013	2012	2011	2010
Net asset value at beginning of year	$15.27	$11.87	$10.43	$9.96	$8.97

Net investment income (loss) (a)	(0.00)‡	(0.00)‡	(0.00)‡	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	2.59	3.42	1.48	0.49	1.05

Total from investment operations	2.59	3.42	1.48	0.47	1.00

Less dividends:
From net investment income	(0.05)	(0.02)	(0.04)	(0.00)‡	(0.01)

Net asset value at end of year	$17.81	$15.27	$11.87	$10.43	$9.96

Total investment return (b)	17.00%	28.87%	14.23%	4.75%	11.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03%)	(0.03%)	(0.02%)	(0.17%)	(0.49%)
Net expenses	2.03%	2.21%	2.31%	2.27%	2.36%
Portfolio turnover rate	165%	150%	182%	139%	152%
Net assets at end of year (in 000’s)	$7,240	$6,760	$5,836	$6,762	$8,466

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$15.26	$11.87	$10.43	$9.96	$8.97

Net investment income (loss) (a)	(0.02)	(0.01)	(0.00)‡	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	2.61	3.42	1.48	0.49	1.05

Total from investment operations	2.59	3.41	1.48	0.47	1.00

Less dividends:
From net investment income	(0.05)	(0.02)	(0.04)	(0.00)‡	(0.01)

Net asset value at end of year	$17.80	$15.26	$11.87	$10.43	$9.96

Total investment return (b)	17.01%	28.78%	14.23%	4.75%	11.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.10%)	(0.10%)	(0.02%)	(0.18%)	(0.49%)
Net expenses	2.03%	2.21%	2.31%	2.27%	2.36%
Portfolio turnover rate	165%	150%	182%	139%	152%
Net assets at end of year (in 000’s)	$16,536	$3,441	$1,575	$1,221	$1,352

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$16.64	$12.94	$11.38	$10.82	$9.72

Net investment income (loss) (a)	0.22	0.20	0.18	0.16	0.12
Net realized and unrealized gain (loss) on investments	2.83	3.71	1.60	0.53	1.14

Total from investment operations	3.05	3.91	1.78	0.69	1.26

Less dividends:
From net investment income	(0.24)	(0.21)	(0.22)	(0.13)	(0.16)

Net asset value at end of year	$19.45	$16.64	$12.94	$11.38	$10.82

Total investment return (b)	18.55%	30.65%	15.89%	6.43%	13.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24%	1.40%	1.48%	1.39%	1.16%
Net expenses	0.75%	0.80%	0.81%	0.72%	0.71%
Portfolio turnover rate	165%	150%	182%	139%	152%
Net assets at end of year (in 000’s)	$108,343	$77,476	$75,985	$112,148	$230,246

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

20	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Common Stock Fund (the “Fund”), a “diversified fund”, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers six classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Class R2 shares were first offered on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable. There were no investment operations for Class R2 during the year ended October 31, 2014.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally

4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an

21

Notes to Financial Statements (continued)

indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31,

2014, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and

22	MainStay Common Stock Fund

losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

23

Notes to Financial Statements (continued)

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.55% for the year ended October 31, 2014.

New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $748,491.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $7,862 and $8,566, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $366, $14, $10,009 and $1,110, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$15,867
Investor Class	69,220
Class B	24,418
Class C	27,105
Class I	52,788

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,205,572	$(44,695,172)	$—	$17,988,042	$(25,501,558)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(10,891)	$10,891	$—

24	MainStay Common Stock Fund

The reclassifications for the Fund are primarily due to return of capital distributions received.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $44,695,172 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$44,695	$—

The Fund utilized $20,822,826 of capital loss carryforwards during the year ended October 31, 2014.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from: Ordinary Income	$1,306,140	$1,485,002

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $266,424 and $226,322, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	845,403	$15,598,711
Shares issued to shareholders in reinvestment of dividends and distributions	13,981	238,788
Shares redeemed	(333,654)	(5,975,091)

Net increase (decrease) in shares outstanding before conversion	525,730	9,862,408
Shares converted into Class A (See Note 1)	95,157	1,723,461
Shares converted from Class A (See Note 1)	(5,603)	(104,097)

Net increase (decrease)	615,284	$11,481,772

Year ended October 31, 2013:
Shares sold	316,113	$4,705,861
Shares issued to shareholders in reinvestment of dividends and distributions	11,848	153,672
Shares redeemed	(205,898)	(3,006,406)

Net increase (decrease) in shares outstanding before conversion	122,063	1,853,127
Shares converted into Class A (See Note 1)	69,340	1,034,189
Shares converted from Class A (See Note 1)	(6,805)	(99,894)

Net increase (decrease)	184,598	$2,787,422

25

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	144,607	$2,613,092
Shares issued to shareholders in reinvestment of dividends and distributions	9,823	168,174
Shares redeemed	(150,768)	(2,722,236)

Net increase (decrease) in shares outstanding before conversion	3,662	59,030
Shares converted into Investor Class (See Note 1)	48,099	875,749
Shares converted from Investor Class (See Note 1)	(87,335)	(1,583,479)

Net increase (decrease)	(35,574)	$(648,700)

Year ended October 31, 2013:
Shares sold	113,078	$1,670,004
Shares issued to shareholders in reinvestment of dividends and distributions	9,965	129,649
Shares redeemed	(189,270)	(2,684,115)

Net increase (decrease) in shares outstanding before conversion	(66,227)	(884,462)
Shares converted into Investor Class (See Note 1)	66,768	963,577
Shares converted from Investor Class (See Note 1)	(59,954)	(897,653)

Net increase (decrease)	(59,413)	$(818,538)

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	94,401	$1,597,992
Shares issued to shareholders in reinvestment of dividends and distributions	1,333	21,115
Shares redeemed	(77,643)	(1,287,500)

Net increase (decrease) in shares outstanding before conversion	18,091	331,607
Shares converted from Class B (See Note 1)	(54,509)	(911,634)

Net increase (decrease)	(36,418)	$(580,027)

Year ended October 31, 2013:
Shares sold	119,711	$1,621,134
Shares issued to shareholders in reinvestment of dividends and distributions	850	10,244
Shares redeemed	(94,423)	(1,290,666)

Net increase (decrease) in shares outstanding before conversion	26,138	340,712
Shares converted from Class B (See Note 1)	(74,978)	(1,000,219)

Net increase (decrease)	(48,840)	$(659,507)

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	765,326	$12,987,405
Shares issued to shareholders in reinvestment of dividends and distributions	686	10,858
Shares redeemed	(62,725)	(1,059,365)

Net increase (decrease)	703,287	$11,938,898

Year ended October 31, 2013:
Shares sold	124,092	$1,684,178
Shares issued to shareholders in reinvestment of dividends and distributions	192	2,318
Shares redeemed	(31,481)	(413,610)

Net increase (decrease)	92,803	$1,272,886

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	2,399,369	$44,439,792
Shares issued to shareholders in reinvestment of dividends and distributions	49,795	851,994
Shares redeemed	(1,534,790)	(26,897,688)

Net increase (decrease)	914,374	$18,394,098

Year ended October 31, 2013:
Shares sold	1,363,501	$19,574,573
Shares issued to shareholders in reinvestment of dividends and distributions	90,090	1,169,370
Shares redeemed	(2,669,598)	(38,517,756)

Net increase (decrease)	(1,216,007)	$(17,773,813)

Note 9–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named The MainStay Funds as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. A decision has not been issued.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U. S. federal law. The Court has not yet issued a decision on any of these motions.

26	MainStay Common Stock Fund

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay Common Stock Fund	$751,774	$729,369

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset values.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Common Stock Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Common Stock Fund of The MainStay Funds as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

28	MainStay Common Stock Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2014, the Fund designated approximately $1,306,140 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2014, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

30	MainStay Common Stock Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

32	MainStay Common Stock Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1629998 MS360-14	MSCS11-12/14 (NYLIM) NL219

MainStay Large Cap Growth Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8.62 14.95%	14.90 16.21%	9.09 9.71%	1.02 1.02%
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8.50 14.82	14.80 16.11	9.02 9.64	1.08 1.08
Class B Shares[5]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	9.08 14.08	15.03 15.25	8.82 8.82	1.83 1.83
Class C Shares[5]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12.96 13.96	15.23 15.23	8.81 8.81	1.83 1.83
Class I Shares[5]	No Sales Charge		15.26	16.53	10.13	0.77
Class R1 Shares[5]	No Sales Charge		15.14	16.38	9.97	0.87
Class R2 Shares[5]	No Sales Charge		14.93	16.10	9.71	1.12
Class R3 Shares[6]	No Sales Charge		14.59	15.80	9.42	1.37
Class R6 Shares[7]	No Sales Charge		15.36	16.55	10.14	0.62

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund (a predecessor to the Fund) through March 31, 2005, adjusted to reflect the current maximum sales charge applicable to Class A shares. Unadjusted, the performance shown for Class A shares would likely have been different.
4.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
5.	Performance figures for Class B, Class C, Class I, Class R1 and Class R2 shares, each of which was first offered on April 1, 2005, include the historical performance of Class A shares through March 31, 2005, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class B, C, I, R1 and R2 shares would likely have been different.
6.	Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.
7.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013. Performance for Class R6 shares would also likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Growth Index[8]	17.11%	17.43%	9.05%
S&P 500® Index[9]	17.27	16.69	8.20
Average Lipper Large-Cap Growth Fund[10]	15.29	15.71	8.25

8.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

9.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The average Lipper large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have above-average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Large Cap Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,129.40	$5.31	$1,020.20	$5.04

Investor Class Shares	$1,000.00	$1,128.00	$5.52	$1,020.00	$5.24

Class B Shares	$1,000.00	$1,124.30	$9.53	$1,016.20	$9.05

Class C Shares	$1,000.00	$1,124.40	$9.53	$1,016.20	$9.05

Class I Shares	$1,000.00	$1,130.90	$3.97	$1,021.50	$3.77

Class R1 Shares	$1,000.00	$1,129.40	$4.51	$1,021.00	$4.28

Class R2 Shares	$1,000.00	$1,129.30	$5.85	$1,019.70	$5.55

Class R3 Shares	$1,000.00	$1,127.90	$7.19	$1,018.50	$6.82

Class R6 Shares	$1,000.00	$1,130.70	$3.33	$1,022.10	$3.16

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.99% for Class A, 1.03% for Investor Class, 1.78% for Class B and Class C, 0.74% for Class I, 0.84% for Class R1, 1.09% for Class R2, 1.34% for Class R3 and 0.62% for Class R6) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2014 (Unaudited)

Internet Software & Services	14.0%
Biotechnology	11.6
IT Services	6.7
Media	6.3
Internet & Catalog Retail	5.1
Software	5.1
Technology Hardware, Storage & Peripherals	5.1
Hotels, Restaurants & Leisure	4.8
Road & Rail	4.1
Health Care Providers & Services	3.8
Textiles, Apparel & Luxury Goods	3.4
Aerospace & Defense	2.9
Chemicals	2.8
Pharmaceuticals	2.6
Capital Markets	2.5

Oil, Gas & Consumable Fuels	2.4%
Semiconductors & Semiconductor Equipment	2.3
Food & Staples Retailing	2.2
Real Estate Investment Trusts	1.7
Wireless Telecommunication Services	1.5
Airlines	1.3
Consumer Finance	1.3
Health Care Technology	1.2
Specialty Retail	1.2
Industrial Conglomerates	1.1
Professional Services	1.1
Auto Components	0.5
Short-Term Investment	1.7
Other Assets, Less Liabilities	–0.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Google, Inc.

3.	Union Pacific Corp.

4.	Visa, Inc. Class A

5.	Celgene Corp.
6.	Baidu, Inc.

7.	Priceline Group, Inc. (The)

8.	Gilead Sciences, Inc.

9.	Salesforce.com, Inc.

10.	NIKE, Inc. Class B

8	MainStay Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Fund’s Subadvisor.

How did MainStay Large Cap Growth Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Large Cap Growth Fund returned 14.95% for Class A shares, 14.82% for Investor Class shares, 14.08% for Class B shares and 13.96% for Class C shares for the 12 months ended October 31, 2014. Over the same period, the Fund returned 15.26% for Class I shares, 15.14% for Class R1 shares, 14.93% for Class R2 shares, 14.59% for Class R3 shares and 15.36% for Class R6 shares. For the 12 months ended October 31, 2014, all share classes underperformed the 17.11% return of the Russell 1000® Growth Index,1 which is the Fund’s primary broad-based securities-market index. Class R6 shares outperformed—and all other share classes underperformed—the 15.29% return of the average Lipper2 large-cap growth fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Russell 1000® Growth Index was primarily driven by stock selection. After thriving in 2013, active equity management was challenged in 2014 and is still recovering from an equity-market dislocation in the spring of 2014. During the six-week period ended April 30, 2014, fundamentals and prices dramatically diverged. We believe that with time, these two factors may again converge. We believe that this was supported between May and October of 2014, as the Fund’s performance relative to its benchmark improved. The underlying fundamentals of the companies held by the Fund have remained strong, with nearly 80% of the companies held by the Fund exceeding consensus earnings estimates at the end of the third quarter.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The Fund’s performance continued to improve on an absolute and relative basis since its spring 2014 lows. The sectors most challenged in the sell-off were consumer discretionary, information technology and health care. The information technology sector rebounded during the reporting period and by period-end was the Fund’s third-best performer relative to the Russell 1000® Growth Index, driven by strong stock selection. The top-performing industrials sector was also driven by strong stock selection. Consumer staples was also a strong performer relative to the Index, driven by a long-standing underweight position.

Stock selection and an overweight position made consumer discretionary the most significant sector detractor relative to the Russell 1000® Growth Index. While a slightly underweight position in the energy sector contributed positively to relative performance, this was offset by weak stock selection. An overweight position in health care also contributed positively but was offset by weak security selection.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributor to absolute performance during the reporting period was railroad and freight services provider Union Pacific. The company continued to benefit from robust rail volumes and from price increases that were above the level of inflation and helped facilitate operating margin expansion. The next-largest contributor was electronics company Apple. The stock has been a strong performer, driven by sales of Apple’s new iPhone 6 and the continued return of capital to shareholders via share repurchases, which have reached a cumulative $94 billion. Biopharmaceutical holding Celgene contributed positively to absolute performance and retained a large weighting in the Fund. The company’s lead cancer drug, Revlimid, achieved accelerating growth over the last year. In addition, Celgene’s high profile pipeline drug for Crohn’s disease has demonstrated positive therapeutic results in trials.

The most significant detractor from absolute performance was online retailer Amazon.com. The company has continued to increase revenues at a rate of more than 20%. Spending, however, has also exceeded expectations, and operating margins have become negative. We have reduced the size of the Fund’s position in the stock, but continue to own shares in the company, as Amazon.com continues to build market share and enhance its competitive stature in retailing and cloud computing. The Fund’s position in Concho Resources was another substantial detractor from the Fund’s absolute performance. The company is a rapidly growing independent oil and gas producer, with compelling assets in the Delaware Basin (in Texas). Concho Resources plans to double production over the next three years. Despite the company’s strong growth profile, we reduced the Fund’s position, as we believed the stock would likely struggle following recent declines in oil and gas prices. Biopharmaceutical company BioMarin was another detractor, even though the company has a number of compelling drugs in its pipeline. We will continue to monitor the company, but we eliminated the Fund’s position on concerns that profitability may be hampered by drug-launch delays and ongoing investments by management.

1.	See footnote on page 6 for more information on the Russell 1000® Growth Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

Did the Fund make any significant purchases or sales during the reporting period?

In September 2014, we participated in the initial public offering of Alibaba at $68 per share. We had followed the company for years (through Yahoo’s ownership) and met with Alibaba senior management throughout the summer. We repurchased Chipotle Mexican Grill for the Fund following relative price weakness in the spring. The highly popular natural restaurant chain achieved double-digit same-store sales growth as a result of several initiatives that were implemented earlier this year. These initiatives have helped reduce customer wait times and have allowed higher sales during peak traffic periods.

We sold the Fund’s position in Qualcomm, a designer and manufacturer of digital semiconductors for the mobile industry. After successfully holding the stock for over a decade, we eliminated the position on concerns that the company’s products could experience slowing growth. In the summer, the Fund sold shares of oil and natural gas company Pioneer Natural Resources to reduce energy exposure as crude-oil prices declined.

How did the Fund’s sector weightings change during the reporting period?

We increased the Fund’s allocation to the information technology sector, moving from a slightly overweight position relative to the Russell 1000® Growth Index to a more significantly overweight position. We also increased the Fund’s already overweight position in the health care sector. On the other hand, we decreased the Fund’s position in the energy sector from an overweight to an underweight position relative to the Russell 1000® Growth Index. We reduced the Fund’s overweight position in the consumer discretionary sector, but the sector remained overweight relative to the Russell 1000® Growth Index.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, two of the sectors that experienced the most challenging performance during the reporting period also represented two of the Fund’s largest overweights: consumer discretionary and health care. In our opinion, these sectors offer compelling and differentiated business models as well as attractive relative price opportunities. As of the same date, information technology was also a significantly overweight sector relative to the benchmark. As of October 31, 2014, consumer staples was the most significantly underweight sector relative to the Russell 1000® Growth Index. The Fund also held underweight positions relative to the benchmark in energy and materials because of weakness in commodity prices.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Large Cap Growth Fund

Portfolio of Investments October 31, 2014

	Shares	Value

Common Stocks 98.6%†
Aerospace & Defense 2.9%
Honeywell International, Inc.	3,504,600	$336,862,152
Precision Castparts Corp.	1,143,200	252,304,240

		589,166,392

Airlines 1.3%
Delta Air Lines, Inc.	6,437,500	258,980,625

Auto Components 0.5%
BorgWarner, Inc.	1,683,300	95,981,766

Biotechnology 11.6%
Alexion Pharmaceuticals, Inc. (a)	2,147,525	410,950,384
Amgen, Inc.	2,609,300	423,176,274
Biogen Idec, Inc. (a)	1,221,200	392,102,896
♦Celgene Corp. (a)	5,702,700	610,702,143
♦Gilead Sciences, Inc. (a)	4,790,090	536,490,080

		2,373,421,777

Capital Markets 2.5%
BlackRock, Inc.	815,400	278,141,094
Morgan Stanley	6,696,700	234,049,665

		512,190,759

Chemicals 2.8%
Ecolab, Inc.	1,898,600	211,181,278
Monsanto Co.	3,191,600	367,161,664

		578,342,942

Consumer Finance 1.3%
American Express Co.	2,837,700	255,251,115

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	1,626,400	216,912,968
CVS Health Corp.	2,796,800	239,993,408

		456,906,376

Health Care Providers & Services 3.8%
McKesson Corp.	2,043,520	415,672,403
UnitedHealth Group, Inc.	3,732,900	354,662,829

		770,335,232

Health Care Technology 1.2%
Cerner Corp. (a)	3,968,300	251,352,122

Hotels, Restaurants & Leisure 4.8%
Chipotle Mexican Grill, Inc. (a)	347,850	221,928,300
Hilton Worldwide Holdings, Inc. (a)	9,486,200	239,431,688

	Shares	Value

Hotels, Restaurants & Leisure (continued)
MGM Resorts International (a)	6,469,900	$150,425,175
Starbucks Corp.	4,831,500	365,068,140

		976,853,303

Industrial Conglomerates 1.1%
Danaher Corp.	2,906,430	233,676,972

Internet & Catalog Retail 5.1%
Amazon.com, Inc. (a)	756,000	230,927,760
Netflix, Inc. (a)	425,570	167,151,129
♦Priceline Group, Inc. (The) (a)	453,200	546,654,372
TripAdvisor, Inc. (a)	1,137,716	100,869,901

		1,045,603,162

Internet Software & Services 14.0%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	2,803,600	276,434,960
♦Baidu, Inc., Sponsored ADR (a)	2,320,500	554,065,785
CoStar Group, Inc. (a)	1,004,720	161,850,345
Facebook, Inc. Class A (a)	5,379,410	403,401,956
♦Google, Inc. Class A (a)	744,200	422,608,854
♦Google, Inc. Class C (a)	745,500	416,794,140
LinkedIn Corp. Class A (a)	1,706,900	390,811,824
Twitter, Inc. (a)	5,532,400	229,428,628

		2,855,396,492

IT Services 6.7%
Cognizant Technology Solutions Corp. Class A (a)	4,019,000	196,328,150
MasterCard, Inc. Class A	4,705,600	394,094,000
♦Visa, Inc. Class A	3,205,100	773,807,293

		1,364,229,443

Media 6.3%
Comcast Corp. Class A	3,933,200	217,702,620
Liberty Global PLC Class C (a)	7,818,900	347,706,483
Twenty-First Century Fox, Inc. Class A	12,198,090	420,590,143
Walt Disney Co. (The)	3,334,400	304,697,472

		1,290,696,718

Oil, Gas & Consumable Fuels 2.4%
Concho Resources, Inc. (a)	1,811,242	197,479,715
Williams Cos., Inc. (The)	5,086,000	282,323,860

		479,803,575

Pharmaceuticals 2.6%
AbbVie, Inc.	5,513,200	349,867,672
Zoetis, Inc.	4,661,500	173,221,340

		523,089,012

Professional Services 1.1%
Nielsen N.V.	5,095,300	216,499,297

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks (continued)
Real Estate Investment Trusts 1.7%
American Tower Corp.	3,647,400	$355,621,500

Road & Rail 4.1%
♦Union Pacific Corp.	7,206,500	839,196,925

Semiconductors & Semiconductor Equipment 2.3%
Applied Materials, Inc.	11,368,300	251,125,747
ARM Holdings PLC, Sponsored ADR	5,192,300	221,763,133

		472,888,880

Software 5.1%
♦Salesforce.com, Inc. (a)	7,227,000	462,455,730
ServiceNow, Inc. (a)	2,871,800	195,081,374
Splunk, Inc. (a)	1,755,700	116,016,656
Workday, Inc. Class A (a)	2,738,000	261,424,240

		1,034,978,000

Specialty Retail 1.2%
Ulta Salon Cosmetics & Fragrance, Inc. (a)	2,102,700	254,027,187

Technology Hardware, Storage & Peripherals 5.1%
♦Apple, Inc.	9,691,300	1,046,660,400

Textiles, Apparel & Luxury Goods 3.4%
Michael Kors Holdings, Ltd. (a)	2,102,300	165,219,757
♦NIKE, Inc. Class B	4,634,200	430,841,574
Under Armour, Inc. Class A (a)	1,637,000	107,354,460

		703,415,791

Wireless Telecommunication Services 1.5%
SBA Communications Corp. Class A (a)	2,810,500	315,703,465

Total Common Stocks (Cost $13,067,196,153)		20,150,269,228

	Principal Amount	Value

Short-Term Investment 1.7%
Repurchase Agreement 1.7%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $337,037,336 (Collateralized by Federal National Mortgage Association securities with rates between 2.11% and 2.12% and a maturity date of 11/7/22, with a Principal Amount of $358,435,000 and a Market Value of $343,778,102)	$337,037,336	$337,037,336

Total Short-Term Investment (Cost $337,037,336)		337,037,336

Total Investments (Cost $13,404,233,489) (b)	100.3%	20,487,306,564
Other Assets, Less Liabilities	(0.3)	(59,738,822)
Net Assets	100.0%	$20,427,567,742

(a)	Non-income producing security.

(b)	As of October 31, 2014, cost was $13,439,194,315 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$7,171,270,555
Gross unrealized depreciation	(123,158,306)

Net unrealized appreciation	$7,048,112,249

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

12	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$20,150,269,228	$—	$—	$20,150,269,228
Short-Term Investment
Repurchase Agreement	—	337,037,336	—	337,037,336

Total Investments in Securities	$20,150,269,228	$337,037,336	$—	$20,487,306,564

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $13,404,233,489)	$20,487,306,564
Receivables:
Investment securities sold	148,102,996
Fund shares sold	34,240,962
Dividends	5,424,300
Other assets	136,616

Total assets	20,675,211,438

Liabilities
Payables:
Investment securities purchased	173,190,705
Fund shares redeemed	58,623,545
Manager (See Note 3)	10,218,903
Transfer agent (See Note 3)	3,970,969
NYLIFE Distributors (See Note 3)	938,068
Shareholder communication	423,771
Professional fees	146,100
Trustees	40,871
Custodian	9,872
Accrued expenses	80,892

Total liabilities	247,643,696

Net assets	$20,427,567,742

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$18,215,634
Additional paid-in capital	11,484,571,809

11,502,787,443
Accumulated net realized gain (loss) on investments	1,841,707,224
Net unrealized appreciation (depreciation) on investments	7,083,073,075

Net assets	$20,427,567,742

Class A
Net assets applicable to outstanding shares	$1,304,641,180

Shares of beneficial interest outstanding	119,575,987

Net asset value per share outstanding	$10.91
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.54

Investor Class
Net assets applicable to outstanding shares	$199,826,306

Shares of beneficial interest outstanding	18,425,791

Net asset value per share outstanding	$10.84
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.47

Class B
Net assets applicable to outstanding shares	$52,737,413

Shares of beneficial interest outstanding	5,251,608

Net asset value and offering price per share outstanding	$10.04

Class C
Net assets applicable to outstanding shares	$402,713,916

Shares of beneficial interest outstanding	40,139,654

Net asset value and offering price per share outstanding	$10.03

Class I
Net assets applicable to outstanding shares	$14,361,005,596

Shares of beneficial interest outstanding	1,268,842,569

Net asset value and offering price per share outstanding	$11.32

Class R1
Net assets applicable to outstanding shares	$2,225,940,043

Shares of beneficial interest outstanding	199,192,340

Net asset value and offering price per share outstanding	$11.17

Class R2
Net assets applicable to outstanding shares	$984,294,797

Shares of beneficial interest outstanding	90,165,105

Net asset value and offering price per share outstanding	$10.92

Class R3
Net assets applicable to outstanding shares	$158,222,377

Shares of beneficial interest outstanding	14,830,075

Net asset value and offering price per share outstanding	$10.67

Class R6
Net assets applicable to outstanding shares	$738,186,114

Shares of beneficial interest outstanding	65,140,293

Net asset value and offering price per share outstanding	$11.33

14	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$149,469,701

Expenses
Manager (See Note 3)	118,610,826
Transfer agent (See Note 3)	24,189,913
Distribution/Service—Class A (See Note 3)	3,829,487
Distribution/Service—Investor Class (See Note 3)	484,181
Distribution/Service—Class B (See Note 3)	555,455
Distribution/Service—Class C (See Note 3)	4,015,689
Distribution/Service—Class R2 (See Note 3)	2,500,129
Distribution/Service—Class R3 (See Note 3)	936,826
Shareholder service (See Note 3)	3,416,906
Shareholder communication	1,102,082
Professional fees	681,324
Trustees	350,760
Registration	225,845
Custodian	79,628
Miscellaneous	475,364

Total expenses	161,454,415

Net investment income (loss)	(11,984,714)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	1,874,497,628
Net change in unrealized appreciation (depreciation) on investments	924,761,634

Net realized and unrealized gain (loss) on investments	2,799,259,262

Net increase (decrease) in net assets resulting from operations	$2,787,274,548

(a)	Dividends recorded net of foreign withholding taxes in the amount of $392,914.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(11,984,714)	$52,579,772
Net realized gain (loss) on investments (a)	1,874,497,628	1,477,017,481
Net change in unrealized appreciation (depreciation) on investments	924,761,634	3,488,600,418

Net increase (decrease) in net assets resulting from operations	2,787,274,548	5,018,197,671

Dividends and distributions to shareholders:
From net investment income:
Class A	—	(977,498)
Investor Class	—	(123,455)
Class B	—	(36,860)
Class C	—	(240,447)
Class I	—	(34,238,118)
Class R1	—	(4,030,892)
Class R2	—	(515,922)
Class R3	—	(125,932)

	—	(40,289,124)

From net realized gain on investments:
Class A	(79,083,265)	—
Investor Class	(10,240,865)	—
Class B	(3,166,489)	—
Class C	(21,440,854)	—
Class I	(633,346,919)	—
Class R1	(109,832,339)	—
Class R2	(50,218,864)	—
Class R3	(11,049,456)	—
Class R6	(15,500,740)	—

	(933,879,791)	—

Total dividends and distributions to shareholders	(933,879,791)	(40,289,124)

Capital share transactions:
Net proceeds from sale of shares	4,672,227,886	3,626,295,650
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	732,634,815	30,730,710
Cost of shares redeemed (b)	(6,044,346,268)	(5,890,648,167)

Increase (decrease) in net assets derived from capital share transactions	(639,483,567)	(2,233,621,807)

Net increase (decrease) in net assets	1,213,911,190	2,744,286,740

	2014	2013
Net Assets
Beginning of year	$19,213,656,552	$16,469,369,812

End of year	$20,427,567,742	$19,213,656,552

Undistributed (distributions in excess of) net investment income at end of year	$—	$—

(a)	Includes realized gain of $14,432,792 due to an in-kind redemption during the year ended October 31, 2013. (See Note 9)

(b)	Includes an in-kind redemption in the amount of $119,677,233 during the year ended October 31, 2013. (See Note 9)

16	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.98	$7.55	$7.24	$6.58	$5.54

Net investment income (loss) (a)	(0.02)	0.01	(0.02)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	1.45	2.42	0.49	0.68	1.07

Total from investment operations	1.43	2.43	0.47	0.66	1.04

Less dividends and distributions:
From net investment income	—	(0.00)‡	—	—	—
From net realized gain on investments	(0.50)	—	(0.16)	—	—

Total dividends and distributions	(0.50)	(0.00)‡	(0.16)	—	—

Net asset value at end of year	$10.91	$9.98	$7.55	$7.24	$6.58

Total investment return (b)	14.95%	32.09%	6.79%	10.03%	18.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.22%)	0.17%	(0.20%)	(0.35%)	(0.52%)
Net expenses	0.99%	1.02%	1.04%	1.06%	1.17%
Expenses (before waiver/reimbursement)	0.99%	1.02%	1.04%	1.07%	1.18%
Portfolio turnover rate	67%	74%	60%	52%	91%
Net assets at end of year (in 000’s)	$1,304,641	$1,615,768	$1,611,374	$1,887,326	$1,131,968

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.93	$7.52	$7.21	$6.55	$5.53

Net investment income (loss) (a)	(0.03)	0.01	(0.02)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	1.44	2.40	0.49	0.69	1.06

Total from investment operations	1.41	2.41	0.47	0.66	1.02

Less dividends and distributions:
From net investment income	—	(0.00)‡	—	—	—
From net realized gain on investments	(0.50)	—	(0.16)	—	—

Total dividends and distributions	(0.50)	(0.00)‡	(0.16)	—	—

Net asset value at end of year	$10.84	$9.93	$7.52	$7.21	$6.55

Total investment return (b)	14.82%	32.13%	6.68%	10.08%	18.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.28%)	0.09%	(0.28%)	(0.43%)	(0.64%)
Net expenses	1.04%	1.08%	1.10%	1.15%	1.27%
Expenses (before waiver/reimbursement)	1.04%	1.08%	1.10%	1.15%	1.28%
Portfolio turnover rate	67%	74%	60%	52%	91%
Net assets at end of year (in 000’s)	$199,826	$211,111	$199,156	$130,140	$93,733

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2014	2013	2012	2011		2010
Net asset value at beginning of year	$9.29	$7.09	$6.86	$6.28		$5.34

Net investment income (loss) (a)	(0.10)	(0.05)	(0.07)	(0.08)		(0.08)
Net realized and unrealized gain (loss) on investments	1.35	2.25	0.46	0.66		1.02

Total from investment operations	1.25	2.20	0.39	0.58		0.94

Less dividends and distributions:
From net investment income	—	(0.00)‡	—	—		—
From net realized gain on investments	(0.50)	—	(0.16)	—		—

Total dividends and distributions	(0.50)	(0.00)‡	(0.16)	—		—

Net asset value at end of year	$10.04	$9.29	$7.09	$6.86		$6.28

Total investment return (b)	14.08%	30.93%	5.98%	9.24	% (c)	17.60	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.02%)	(0.65%)	(1.01%)	(1.18%)		(1.38%)
Net expenses	1.79%	1.83%	1.84%	1.90%		2.02%
Expenses (before waiver/reimbursement)	1.79%	1.83%	1.85%	1.90%		2.03%
Portfolio turnover rate	67%	74%	60%	52%		91%
Net assets at end of year (in 000’s)	$52,737	$59,671	$58,392	$72,591		$82,590

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.29	$7.09	$6.85	$6.28	$5.33

Net investment income (loss) (a)	(0.10)	(0.05)	(0.07)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	1.34	2.25	0.47	0.65	1.03

Total from investment operations	1.24	2.20	0.40	0.57	0.95

Less dividends and distributions:
From net investment income	—	(0.00)‡	—	—	—
From net realized gain on investments	(0.50)	—	(0.16)	—	—

Total dividends and distributions	(0.50)	(0.00)‡	(0.16)	—	—

Net asset value at end of year	$10.03	$9.29	$7.09	$6.85	$6.28

Total investment return (b)	13.96%	31.12%	5.99%	9.08%	17.82	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.02%)	(0.66%)	(1.02%)	(1.18%)	(1.39%)
Net expenses	1.79%	1.83%	1.85%	1.89%	2.02%
Expenses (before waiver/reimbursement)	1.79%	1.83%	1.85%	1.90%	2.03%
Portfolio turnover rate	67%	74%	60%	52%	91%
Net assets at end of year (in 000’s)	$402,714	$403,968	$375,521	$380,186	$262,799

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011		2010
Net asset value at beginning of year	$10.31	$7.80	$7.45	$6.75		$5.67

Net investment income (loss) (a)	0.00 ‡	0.03	0.00 ‡	(0.01)		(0.01)
Net realized and unrealized gain (loss) on investments	1.51	2.50	0.51	0.71		1.09

Total from investment operations	1.51	2.53	0.51	0.70		1.08

Less dividends and distributions:
From net investment income	—	(0.02)	—	—		—
From net realized gain on investments	(0.50)	—	(0.16)	—		—

Total dividends and distributions	(0.50)	(0.02)	(0.16)	—		—

Net asset value at end of year	$11.32	$10.31	$7.80	$7.45		$6.75

Total investment return (b)	15.26%	32.41%	7.15%	10.37	% (c)	19.05	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.02%	0.38%	0.03%	(0.09%)		(0.23%)
Net expenses	0.74%	0.77%	0.79%	0.81%		0.85%
Expenses (before waiver/reimbursement)	0.74%	0.77%	0.79%	0.82%		0.94%
Portfolio turnover rate	67%	74%	60%	52%		91%
Net assets at end of year (in 000’s)	$14,361,006	$13,254,459	$11,215,464	$8,465,658		$3,497,859

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Year ended October 31,
Class R1	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.19	$7.72	$7.38	$6.70	$5.63

Net investment income (loss) (a)	(0.01)	0.02	(0.01)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	1.49	2.47	0.51	0.70	1.09

Total from investment operations	1.48	2.49	0.50	0.68	1.07

Less dividends and distributions:
From net investment income	—	(0.02)	—	—	—
From net realized gain on investments	(0.50)	—	(0.16)	—	—

Total dividends and distributions	(0.50)	(0.02)	(0.16)	—	—

Net asset value at end of year	$11.17	$10.19	$7.72	$7.38	$6.70

Total investment return (b)	15.14%	32.27%	6.94%	10.15%	19.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.08%)	0.28%	(0.08%)	(0.21%)	(0.35%)
Net expenses	0.84%	0.87%	0.89%	0.91%	0.97%
Expenses (before reimbursement/waiver)	0.84%	0.87%	0.89%	0.92%	1.04%
Portfolio turnover rate	67%	74%	60%	52%	91%
Net assets at end of year (in 000’s)	$2,225,940	$2,287,242	$1,950,015	$1,140,164	$418,253

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.99	$7.57	$7.26	$6.61	$5.57

Net investment income (loss) (a)	(0.03)	0.00 ‡	(0.02)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	1.46	2.42	0.49	0.68	1.08

Total from investment operations	1.43	2.42	0.47	0.65	1.04

Less dividends and distributions:
From net investment income	—	(0.00)‡	—	—	—
From net realized gain on investments	(0.50)	—	(0.16)	—	—

Total dividends and distributions	(0.50)	(0.00)‡	(0.16)	—	—

Net asset value at end of year	$10.92	$9.99	$7.57	$7.26	$6.61

Total investment return (b)	14.93%	31.88%	6.77%	9.83%	18.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.33%)	0.03%	(0.32%)	(0.46%)	(0.66%)
Net expenses	1.09%	1.12%	1.14%	1.16%	1.28%
Expenses (before waiver/reimbursement)	1.09%	1.12%	1.14%	1.17%	1.29%
Portfolio turnover rate	67%	74%	60%	52%	91%
Net assets at end of year (in 000’s)	$984,295	$1,014,655	$854,119	$701,183	$217,002

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

	Year ended October 31,
Class R3	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.80	$7.45	$7.16	$6.53	$5.52

Net investment income (loss) (a)	(0.06)	(0.02)	(0.04)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	1.43	2.37	0.49	0.68	1.07

Total from investment operations	1.37	2.35	0.45	0.63	1.01

Less dividends and distributions:
From net investment income	—	(0.00)‡	—	—	—
From net realized gain on investments	(0.50)	—	(0.16)	—	—

Total dividends and distributions	(0.50)	(0.00)‡	(0.16)	—	—

Net asset value at end of year	$10.67	$9.80	$7.45	$7.16	$6.53

Total investment return (b)	14.59%	31.63%	6.44%	9.65%	18.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.57%)	(0.20%)	(0.57%)	(0.70%)	(0.92%)
Net expenses	1.34%	1.37%	1.39%	1.41%	1.53%
Expenses (before waiver/reimbursement)	1.34%	1.37%	1.39%	1.42%	1.54%
Portfolio turnover rate	67%	74%	60%	52%	91%
Net assets at end of year (in 000’s)	$158,222	$219,158	$205,329	$138,883	$49,395

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

20	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	Year ended October 31, 2014	June 17, 2013** through October 31, 2013
Net asset value at beginning of period	$10.31	$9.02

Net investment income (loss) (a)	0.01	0.00	‡
Net realized and unrealized gain (loss) on investments	1.51	1.29

Total from investment operations	1.52	1.29

Less distributions:
From net realized gain on investments	(0.50)	—

	(0.50)	—

Net asset value at end of period	$11.33	$10.31

Total investment return (b)	15.36%	14.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.10%	0.04	%††
Net expenses	0.62%	0.62	%††
Portfolio turnover rate	67%	74%
Net assets at end of period (in 000’s)	$738,186	$147,625

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Large Cap Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers nine classes of shares. Class A shares commenced operations on July 1, 1995. Class B, Class C, Class I, Class R1 and Class R2 shares commenced operations on April 1, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on June 17, 2013. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The nine classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally

4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with inves-

22	MainStay Large Cap Growth Fund

ting in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31,

2014, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

23

Notes to Financial Statements (continued)

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Winslow Capital Management, LLC. (“Winslow” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

24	MainStay Large Cap Growth Fund

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of Class I shares so that Total Annual Fund Operating Expenses of Class I Shares do not exceed 0.88% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse the expenses of Class R1 shares so that Total Annual Fund Operating Expenses do not exceed 0.95% of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

The effective management fee rate was 0.60% for the year ended October 31, 2014.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $118,610,826.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder service fees incurred by the Fund for the year ended October 31, 2014, were as follows:

Class R1	$2,229,489
Class R2	1,000,052
Class R3	187,365

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $76,484 and $27,304, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $702, $23, $63,517 and $12,869, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$1,911,914
Investor Class	327,335
Class B	94,024
Class C	678,165
Class I	16,925,351
Class R1	2,774,706
Class R2	1,244,651
Class R3	233,767

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with

25

Notes to Financial Statements (continued)

an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class C	$4,910	0.0%‡
Class I	9,239	0.0‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$206,173,770	$1,670,494,280	$—	$7,048,112,249	$8,924,780,299

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$11,984,714	$(11,984,714)	$ (—)

The reclassifications for the Fund are primarily due to the utilization of a net operating loss.

The Fund utilized $2,695,127 of capital loss carryforwards during the year ended October 31, 2014.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from: Ordinary Income	$—	$39,790,967
Long-Term Capital Gain	933,879,791	498,157
Total	$933,879,791	$40,289,124

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $13,161,988 and $14,861,706, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	24,856,559	$250,626,935
Shares issued to shareholders in reinvestment of dividends and distributions	7,410,104	71,656,098
Shares redeemed	(75,587,837)	(777,204,305)

Net increase (decrease) in shares outstanding before conversion	(43,321,174)	(454,921,272)
Shares converted into Class A (See Note 1)	1,055,625	10,735,362
Shares converted from Class A (See Note 1)	(74,778)	(767,973)

Net increase (decrease)	(42,340,327)	$(444,953,883)

Year ended October 31, 2013:
Shares sold	27,157,127	$229,281,701
Shares issued to shareholders in reinvestment of dividends and distributions	111,483	847,266
Shares redeemed (a)	(79,605,137)	(669,478,037)

Net increase (decrease) in shares outstanding before conversion	(52,336,527)	(439,349,070)
Shares converted into Class A (See Note 1)	1,048,418	9,432,282
Shares converted from Class A (See Note 1)	(82,213)	(735,432)

Net increase (decrease)	(51,370,322)	$(430,652,220)

26	MainStay Large Cap Growth Fund

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,918,580	$19,445,347
Shares issued to shareholders in reinvestment of dividends and distributions	1,060,392	10,190,366
Shares redeemed	(5,626,708)	(56,267,073)

Net increase (decrease) in shares outstanding before conversion	(2,647,736)	(26,631,360)
Shares converted into Investor Class (See Note 1)	716,347	7,290,183
Shares converted from Investor Class (See Note 1)	(911,204)	(9,221,550)

Net increase (decrease)	(2,842,593)	$(28,562,727)

Year ended October 31, 2013:
Shares sold	3,142,512	$26,326,926
Shares issued to shareholders in reinvestment of dividends and distributions	16,252	122,864
Shares redeemed	(8,353,409)	(70,578,834)

Net increase (decrease) in shares outstanding before conversion	(5,194,645)	(44,129,044)
Shares converted into Investor Class (See Note 1)	842,562	7,153,984
Shares converted from Investor Class (See Note 1)	(864,152)	(7,830,927)

Net increase (decrease)	(5,216,235)	$(44,805,987)

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	557,335	$5,214,891
Shares issued to shareholders in reinvestment of dividends and distributions	311,947	2,795,210
Shares redeemed	(1,186,253)	(11,113,025)

Net increase (decrease) in shares outstanding before conversion	(316,971)	(3,102,924)
Shares converted from Class B (See Note 1)	(851,905)	(8,036,022)

Net increase (decrease)	(1,168,876)	$(11,138,946)

Year ended October 31, 2013:
Shares sold	423,755	$3,362,108
Shares issued to shareholders in reinvestment of dividends and distributions	4,464	31,781
Shares redeemed	(1,229,027)	(9,768,345)

Net increase (decrease) in shares outstanding before conversion	(800,808)	(6,374,456)
Shares converted from Class B (See Note 1)	(1,010,043)	(8,019,907)

Net increase (decrease)	(1,810,851)	$(14,394,363)

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	4,532,756	$41,998,439
Shares issued to shareholders in reinvestment of dividends and distributions	1,003,771	8,993,784
Shares redeemed	(8,903,835)	(83,585,192)

Net increase (decrease)	(3,367,308)	$(32,592,969)

Year ended October 31, 2013:
Shares sold	1,483,845	$11,782,137
Shares issued to shareholders in reinvestment of dividends and distributions	13,230	94,197
Shares redeemed	(10,974,217)	(86,409,238)

Net increase (decrease)	(9,477,142)	$(74,532,904)

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	302,995,085	$3,186,848,125
Shares issued to shareholders in reinvestment of dividends and distributions	46,695,836	467,425,319
Shares redeemed	(366,622,694)	(3,852,410,028)

Net increase (decrease)	(16,931,773)	$(198,136,584)

Year ended October 31, 2013:
Shares sold	313,490,989	$2,748,057,160
Shares issued to shareholders in reinvestment of dividends and distributions	3,176,714	25,128,072
Shares redeemed	(468,071,347)	(4,177,971,444)

Net increase (decrease)	(151,403,644)	$(1,404,786,212)

Class R1	Shares	Amount
Year ended October 31, 2014:
Shares sold	33,171,094	$343,915,115
Shares issued to shareholders in reinvestment of dividends and distributions	11,099,576	109,774,812
Shares redeemed	(69,441,414)	(719,944,817)

Net increase (decrease)	(25,170,744)	$(266,254,890)

Year ended October 31, 2013:
Shares sold	31,465,717	$271,012,078
Shares issued to shareholders in reinvestment of dividends and distributions	515,173	4,028,844
Shares redeemed	(60,288,692)	(527,239,581)

Net increase (decrease)	(28,307,802)	$(252,198,659)

27

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended October 31, 2014:
Shares sold	17,586,697	$177,085,796
Shares issued to shareholders in reinvestment of dividends and distributions	3,763,451	36,430,206
Shares redeemed	(32,714,058)	(332,415,044)

Net increase (decrease)	(11,363,910)	$(118,899,042)

Year ended October 31, 2013:
Shares sold	19,388,922	$165,797,767
Shares issued to shareholders in reinvestment of dividends and distributions	48,548	369,449
Shares redeemed	(30,681,175)	(264,189,502)

Net increase (decrease)	(11,243,705)	$(98,022,286)

Class R3	Shares	Amount
Year ended October 31, 2014:
Shares sold	3,264,614	$32,235,062
Shares issued to shareholders in reinvestment of dividends and distributions	1,039,860	9,868,280
Shares redeemed	(11,834,675)	(117,401,575)

Net increase (decrease)	(7,530,201)	$(75,298,233)

Year ended October 31, 2013:
Shares sold	4,088,588	$34,338,709
Shares issued to shareholders in reinvestment of dividends and distributions	14,470	108,237
Shares redeemed	(9,316,136)	(78,169,459)

Net increase (decrease)	(5,213,078)	$(43,722,513)

Class R6	Shares	Amount
Year ended October 31, 2014:
Shares sold	58,148,183	$614,858,176
Shares issued to shareholders in reinvestment of dividends and distributions	1,548,526	15,500,740
Shares redeemed	(8,873,853)	(94,005,209)

Net increase (decrease)	50,822,856	$536,353,707

Period ended October 31, 2013 (b):
Shares sold	15,024,124	$136,337,064
Shares redeemed	(706,687)	(6,843,727)

Net increase (decrease)	14,317,437	$129,493,337

(a)	Includes the redemption of 13,731,382 shares through an in-kind transfer of securities in the amount of $119,677,233. (See Note 9)
(b)	Class R6 shares were first offered on June 17, 2013.

Note 9–In-Kind Transfer of Securities

During the year ended October 31, 2013, the Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of the transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)
4/23/13	13,731,382	$119,677,233	$14,432,792

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Large Cap Growth Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Large Cap Growth Fund of The MainStay Funds as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise share-holders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $933,879,791 as long term capital distribution.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay Large Cap Growth Fund

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

32	MainStay Large Cap Growth Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

33

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay Large Cap Growth Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630178 MS360-14	MSLG11-12/14 (NYLIM) NL221

MainStay MAP Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	5.42 11.55%	12.89 14.18%	7.41 8.02%	1.11 1.11%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	5.25 11.38	12.67 13.96	7.28 7.89	1.30 1.30
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5.55 10.55	12.87 13.11	7.08 7.08	2.05 2.05
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9.55 10.55	13.10 13.10	7.08 7.08	2.05 2.05
Class I Shares	No Sales Charge		11.82	14.45	8.33	0.86
Class R1 Shares	No Sales Charge		11.71	14.33	8.21	0.96
Class R2 Shares	No Sales Charge		11.43	14.05	7.96	1.21
Class R3 Shares[4]	No Sales Charge		11.18	13.77	7.66	1.46

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 3000® Index[5]	16.07%	17.01%	8.55%
S&P 500® Index[6]	17.27	16.69	8.20
Average Lipper Large-Cap Core Fund[7]	14.95	15.11	7.59

5.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MAP Fund

Cost in Dollars of a $1,000 Investment in MainStay MAP Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,050.30	$5.68	$1,019.70	$5.60

Investor Class Shares	$1,000.00	$1,049.60	$6.46	$1,018.90	$6.36

Class B Shares	$1,000.00	$1,045.40	$10.31	$1,015.10	$10.16

Class C Shares	$1,000.00	$1,045.40	$10.31	$1,015.10	$10.16

Class I Shares	$1,000.00	$1,051.50	$4.40	$1,020.90	$4.33

Class R1 Shares	$1,000.00	$1,050.90	$4.91	$1,020.40	$4.84

Class R2 Shares	$1,000.00	$1,049.70	$6.20	$1,019.20	$6.11

Class R3 Shares	$1,000.00	$1,048.50	$7.49	$1,017.90	$7.38

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.10% for Class A, 1.25% for Investor Class, 2.00% for Class B and Class C, 0.85% for Class I, 0.95% for Class R1, 1.20% for Class R2 and 1.45% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2014 (Unaudited)

Media	9.4%
Banks	7.5
Oil, Gas & Consumable Fuels	6.9
Pharmaceuticals	6.4
Capital Markets	5.8
Chemicals	4.6
Aerospace & Defense	4.2
Insurance	3.9
Industrial Conglomerates	3.6
Technology Hardware, Storage & Peripherals	3.5
Health Care Equipment & Supplies	3.4
Health Care Providers & Services	3.3
Software	3.0
Internet Software & Services	2.7
Semiconductors & Semiconductor Equipment	2.3
Energy Equipment & Services	2.2
Consumer Finance	2.0
Food & Staples Retailing	1.8
Auto Components	1.6
Beverages	1.6
Specialty Retail	1.5
Real Estate Investment Trusts	1.4
Electric Utilities	1.3
Hotels, Restaurants & Leisure	1.2
IT Services	1.2
Road & Rail	1.2

Biotechnology	1.0%
Diversified Telecommunication Services	1.0
Automobiles	0.9
Electrical Equipment	0.9
Internet & Catalog Retail	0.9
Commercial Services & Supplies	0.8
Electronic Equipment, Instruments & Components	0.8
Machinery	0.8
Wireless Telecommunication Services	0.6
Household Products	0.5
Multi-Utilities	0.5
Real Estate Management & Development	0.5
Trading Companies & Distributors	0.4
Construction Materials	0.3
Tobacco	0.3
Construction & Engineering	0.2
Containers & Packaging	0.2
Diversified Financial Services	0.2
Food Products	0.2
Gas Utilities	0.2
Multiline Retail	0.2
Airlines	0.1
Communications Equipment	0.1
Short-Term Investment	1.1
Other Assets, Less Liabilities	–0.2

100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	General Electric Co.

2.	Boeing Co. (The)

3.	Liberty Media Corp.

4.	Monsanto Co.

5.	Comcast Corp. Class A
6.	Apple, Inc.

7.	Medtronic, Inc.

8.	Pfizer, Inc.

9.	Bank of America Corp.

10.	Citigroup, Inc.

8	MainStay MAP Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Roger Lob, Christopher Mullarkey and James Mulvey of the Fund’s Subadvisor Markston International LLC (Markston International) and by portfolio managers Jerrold K. Senser, CFA, Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of the Fund’s Subadvisor Institutional Capital LLC (ICAP).

How did MainStay MAP Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay MAP Fund returned 11.55% for Class A shares, 11.38% for Investor Class shares and 10.55% for Class B and Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 11.82%, Class R1 shares returned 11.71%, Class R2 shares returned 11.43% and Class R3 shares returned 11.18%. For the 12 months ended October 31, 2014, all share classes underperformed the 16.07% return of the Russell 3000® Index,1 which is the Fund’s primary broad-based securities-market index. Over the same period, all share classes underperformed the 17.27% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark, and the 14.95% return of the average Lipper2 large-cap core fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective July 9, 2014, Thomas R. Wenzel no longer serves as portfolio manager, and Andrew P. Starr and Matthew T. Swanson were added as portfolio managers of the Fund.

What factors affected the Fund’s performance during the reporting period?

Markston International

Our portion of the Fund slightly underperformed the Russell 3000® Index during the reporting period. This was mainly due to stock selection and sector weightings in the utilities and information technology sectors.

ICAP

In our portion of the Fund that invests in U.S. equities, a number of key drivers affected performance relative to the S&P 500® Index. Positive stock selection in the consumer staples and utilities sectors added to relative performance. On the other hand, stock selection in the health care and industrials sectors detracted from relative performance. Our portion of the Fund that invests in U.S. equities benefited from an underweight position relative to S&P 500® Index in the energy sector. An overweight position in the information technology sector, however, detracted from relative performance.

In our portion of the Fund that invests in global equities; utilities, health care and consumer staples were the best-performing sectors on an absolute basis. The weakest-performing sectors on an absolute basis were industrials, energy and consumer discretionary.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

Markston International

During the reporting period, the strongest positive contributions to performance in our portion of the Fund came from the energy, financials and consumer staples sectors. (Contributions take weightings and total returns into account.) Despite an overweight sector position in energy, favorable stock selection in the sector contributed positively to relative performance. Favorable stock selection was the primary positive contributor in the financials and consumer staples sectors. In our portion of the Fund, utilities, information technology and consumer discretionary were the weakest sector contributors to relative performance during the reporting period. Stock selection and sector allocation hurt relative performance in the utilities sector. Sector allocation was the primary culprit in information technology, while stock selection and sector allocation both detracted from relative performance in the consumer discretionary sector.

ICAP

In our portion of the Fund that invests in U.S. equities, the sectors that contributed most positively to performance relative to the S&P 500® Index were consumer staples, energy and utilities. Favorable stock selection was the primary driver in the consumer staples and utilities sectors, while our weighting in the energy sector helped relative performance. In this portion of the Fund, the sectors that detracted the most from relative performance were information technology, industrials and health care. Stock selection was the primary driver in each case.

In our portion of the Fund that invests in global equities, the top-contributing sectors on an absolute basis were health care, financials and telecommunication services. The sectors that contributed the least to absolute performance were industrials, consumer discretionary and consumer staples.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Markston International

In our portion of the Fund, personal computer and peripheral device company Apple provided a strong positive contribution to absolute performance, as did diversified health benefits company Aetna and rail transportation company Union Pacific. Media conglomerate Liberty Media detracted from performance in our portion of the Fund, as did diversified engineering

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

services company Jacobs Engineering Group and independent energy company Apache.

ICAP

In our portion of the Fund that invests in U.S. equities, the stocks that made the strongest positive contributions to the Fund’s absolute performance were media company Time Warner, pharmacy retailer and benefits manager CVS Health (formerly CVS Caremark) and global financial services company Bank of America. At Time Warner’s cable properties, affiliate fees and advertising revenue have grown, enabling the company to return higher levels of cash to shareholders via dividends and stock repurchases. The company also received a takeover bid during the reporting period, and we trimmed the position on that strength. The bid was rejected and later withdrawn. CVS Health drove sales and earnings through several initiatives and returned cash to shareholders. Bank of America is executing its plan to drive higher core profitability with a cost-savings program and gradual loan-growth improvement. Investor sentiment on the stock improved during the reporting period as the company reached a settlement with the federal government over the sale of mortgage-backed securities. Time Warner and Bank of America remained in our portion of the Fund at the end of the reporting period, while CVS Health was sold in favor of positions that in our view had more attractive relative valuations.

Detractors from absolute performance in our portion of the Fund that invests in U.S. equities included media company Viacom, auto manufacturer Ford and security software company Symantec. Viacom’s advertising revenue was lighter than expected, but we believe that other metrics for this cable network owner remained on track. Ratings improved, the affiliate-fee growth outlook remained solid, and the company returned substantial levels of cash to shareholders via dividends and buybacks. Ford was hindered by a disappointing outlook for profit margins. The company is undertaking a major brand update with 16 new/refreshed models, including Ford’s popular F-150 truck, which now has an aluminum body. We believe that the product refresh, strong pricing and a ramping up of capital returns to investors can help the stock. Symantec was negatively affected as increased investment spending hurt profit margins. We sold the stock from our portion of the Fund as its investment catalyst had been delayed beyond our time horizon. Viacom and Ford remained in our portion of the Fund at the end of the reporting period, as we believed that the stocks were attractively valued with strong catalysts for potential appreciation.

In our portion of the Fund that invests in global equities, the stocks that made the strongest positive contributions to absolute performance were Japanese telecommunication company Nippon Telegraph & Telephone, health insurer UnitedHealth

Group and Swiss diversified health care company Novartis. Nippon Telegraph & Telephone added value after the company announced plans to repurchase approximately 4% of its outstanding shares and increased its dividend 6%, demonstrating a commitment to return significant levels of cash to shareholders. The company expanded distribution on a wholesale basis for its fiber network. UnitedHealth Group benefited from strong performance in its Optum health care information technology and disease management businesses, as well as organic Medicaid expansion. Novartis had strong performance over the reporting period after it divested its animal health care business and acquired GlaxoSmithKline’s oncology business. These moves allowed Novartis to focus on its pharmaceutical business and strong position in oncology. We believe that restructuring could accelerate the company’s growth and improve margins.

Detractors from absolute performance in our portion of the Fund that invests in global equities included French steel tubing manufacturer for the oil and gas industry Vallourec, Japanese Property developer Mitsubishi Estate and media company Viacom. Vallourec’s outlook was affected by slowing end markets, particularly in Brazil. We believe that the company could see improved pricing and valuation as new mills achieve full utilization. Because we believe that the stock is still attractively valued, it remains in the Fund. Mitsubishi Estate performance suffered because of sector-wide weakness in Japanese real estate companies. We believe that the stock may benefit from an accommodative monetary policy, and the position remains in the Fund. Viacom was affected as previously noted and remains in our global equity portion of the Fund.

Did the Fund make any significant purchases or sales during the reporting period?

Markston International

During the reporting period, we purchased shares of cigarette manufacturer Phillip Morris International, insurance company Chubb and sports entertainment and media company Madison Square Garden Company. Our largest sales during the reporting period included energy companies Exxon Mobil and Duke Energy and oil and gas refining company Marathon Petroleum.

ICAP

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

In both our domestic and global equity portions of the Fund, we added global investment bank Goldman Sachs Group. We found the valuation attractive given the underlying improvement in their business. Equity issuance has steadily increased with rising equity markets, and merger and acquisition activity is

10	MainStay MAP Fund

making a slow comeback after being subdued for several years. We also added a position in pharmaceutical company Bristol-Myers Squibb. The company has a leading position in immuno-oncology, a field of tumor-fighting cancer treatment. We believe that the stock could benefit if additional positive clinical milestones are reached and earnings estimates rise. In our global equity portion of the Fund we added integrated German utility E.ON. The stock lagged the past few years as collapsing electric power prices combined with onerous regulatory action and a burdensome debt load kept the price down. More recently, E.ON’s prospects have improved, providing an opportunity to purchase a largely underappreciated turnaround candidate. Balance sheet repair, improved cash flow, cost cutting and the potential sale of noncore assets could substantially reduce the company’s remaining debt. We believe that the market is undervaluing these potential improvements.

In both our domestic and global equity portions of the Fund, we sold positions in integrated oil & gas company Exxon Mobil and consumer finance company Capital One Financial in favor of positions that we believed had more attractive potential upside and stronger catalysts. In our global equity portion of the Fund, we sold German luxury automaker BMW in favor of stocks that we believed had greater potential upside and were more attractive on a relative valuation basis.

How did the Fund’s sector weightings change during the reporting period?

Markston International

During the reporting period, our portion of the Fund marginally increased its allocations relative to the Russell 3000® Index in the information technology, industrials and health care sectors. We marginally reduced our allocations relative to the Index in the utilities, financials and consumer staples sectors.

ICAP

In our portion of the Fund that invests in U.S. equities, we increased sector exposure relative to the S&P 500® Index in health care and financials. In the health care sector, we went from a nearly neutral position relative to the Index to an overweight position. In the financials sector, our domestic equity portion of the Fund increased its overweight position relative to the S&P 500® Index. Our domestic equity portion of the Fund decreased its sector weightings relative to the Index in energy and telecommunication services. In both cases, we moved from an overweight to an underweight position relative to the Index.

In our portion of the Fund that invests in global equities, we increased absolute weightings in the financials and utilities sectors during the reporting period. Over the same period, we decreased our global-equity weightings in the energy and telecommunication services sectors.

How was the Fund positioned at the end of the reporting period?

Markston International

As of October 31, 2014, our portion of the Fund held overweight positions relative to the Russell 3000® Index in the energy and financials sectors. As of the same date, our portion of the Fund held underweight positions relative to the Index in the health care and utilities sectors.

ICAP

As of October 31, 2014, our U.S. equity portion of the Fund was most significantly overweight relative to the S&P 500® Index in the consumer discretionary and health care sectors and most significantly underweight relative to the S&P 500® Index in the consumer staples and information technology sectors.

In our portion of the Fund that invests in global equities, the largest weightings were in the financials and health care sectors. The smallest weightings were in the consumer staples and utilities sectors.

This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2014

	Shares	Value

Common Stocks 99.1%†
Aerospace & Defense 4.2%
♦Boeing Co. (The)	517,560	$64,648,420
GenCorp, Inc. (a)	165,500	2,806,880
Honeywell International, Inc.	75,452	7,252,446
Northrop Grumman Corp.	41,788	5,765,072
Orbital Sciences Corp. (a)	144,350	3,796,405
Raytheon Co.	69,267	7,195,456
United Technologies Corp.	23,650	2,530,550

		93,995,229

Airlines 0.1%
Copa Holdings S.A. Class A	24,550	2,870,386

Auto Components 1.6%
Bridgestone Corp.	223,700	7,272,117
Johnson Controls, Inc.	609,240	28,786,590

		36,058,707

Automobiles 0.9%
Daimler A.G. Registered Shares	56,700	4,407,456
Ford Motor Co.	1,135,150	15,994,263

		20,401,719

Banks 7.5%
♦Bank of America Corp.	2,409,049	41,339,281
♦Citigroup, Inc.	731,955	39,181,551
ING Groep N.V. (a)	582,300	8,325,983
JPMorgan Chase & Co.	198,322	11,994,514
Lloyds Banking Group PLC (a)	6,603,900	8,148,216
PNC Financial Services Group, Inc.	358,600	30,979,454
U.S. Bancorp	301,100	12,826,860
Wells Fargo & Co.	309,709	16,442,451

		169,238,310

Beverages 1.6%
Coca-Cola Co. (The)	429,790	17,999,605
PepsiCo., Inc.	189,572	18,231,139

		36,230,744

Biotechnology 1.0%
Alkermes PLC (a)	71,900	3,634,545
Celgene Corp. (a)	171,040	18,316,674

		21,951,219

Capital Markets 5.8%
Ameriprise Financial, Inc.	236,020	29,778,644
Bank of New York Mellon Corp. (The)	110,325	4,271,784
Deutsche Bank A.G.	175,800	5,481,158
Goldman Sachs Group, Inc. (The)	196,963	37,421,000
Julius Baer Group, Ltd.	230,450	10,078,819
Northern Trust Corp.	344,446	22,836,770

	Shares	Value

Capital Markets (continued)
State Street Corp.	296,149	$22,347,404

		132,215,579

Chemicals 4.6%
Akzo Nobel N.V.	120,433	8,000,302
E.I. du Pont de Nemours & Co.	361,980	25,030,917
♦Monsanto Co.	486,729	55,993,304
Mosaic Co. (The)	334,550	14,823,911

		103,848,434

Commercial Services & Supplies 0.8%
ADT Corp. (The)	78,889	2,827,382
Covanta Holding Corp.	260,300	5,744,821
Tyco International, Ltd.	156,039	6,698,754
Waste Management, Inc.	42,800	2,092,492

		17,363,449

Communications Equipment 0.1%
Infinera Corp. (a)	109,152	1,585,979

Construction & Engineering 0.2%
Jacobs Engineering Group, Inc. (a)	109,001	5,172,097

Construction Materials 0.3%
Holcim, Ltd.	86,800	6,148,127

Consumer Finance 2.0%
American Express Co.	355,405	31,968,680
Discover Financial Services	222,995	14,222,621

		46,191,301

Containers & Packaging 0.2%
MeadWestvaco Corp.	84,705	3,741,420

Diversified Financial Services 0.2%
Berkshire Hathaway, Inc. Class B (a)	24,249	3,398,740
Leucadia National Corp.	69,984	1,664,219

		5,062,959

Diversified Telecommunication Services 1.0%
AT&T, Inc.	252,895	8,810,862
Nippon Telegraph & Telephone Corp.	168,750	10,354,106
Verizon Communications, Inc.	77,890	3,913,973

		23,078,941

Electric Utilities 1.3%
Duke Energy Corp.	98,475	8,089,721
Exelon Corp.	580,400	21,236,836

		29,326,557

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

12	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Electrical Equipment 0.9%
ABB, Ltd.	458,750	$10,041,340
Rockwell Automation, Inc.	89,442	10,048,808

		20,090,148

Electronic Equipment, Instruments & Components 0.8%
Corning, Inc.	193,000	3,942,990
TE Connectivity, Ltd.	247,441	15,126,068

		19,069,058

Energy Equipment & Services 2.2%
Baker Hughes, Inc.	45,000	2,383,200
Cameron International Corp. (a)	243,150	14,479,582
Exterran Holdings, Inc.	56,900	2,237,877
Halliburton Co.	331,700	18,289,938
Schlumberger, Ltd.	106,000	10,457,960
Seventy Seven Energy, Inc. (a)	5,851	76,473
Weatherford International PLC (a)	70,500	1,157,610

		49,082,640

Food & Staples Retailing 1.8%
CVS Health Corp.	214,001	18,363,426
Wal-Mart Stores, Inc.	156,600	11,943,882
Walgreen Co.	161,230	10,354,190

		40,661,498

Food Products 0.2%
Bunge, Ltd.	23,600	2,092,140
Mondelez International, Inc. Class A	61,100	2,154,386

		4,246,526

Gas Utilities 0.2%
National Fuel Gas Co.	69,685	4,824,293

Health Care Equipment & Supplies 3.4%
Abbott Laboratories	130,027	5,667,877
Baxter International, Inc.	91,293	6,403,291
Covidien PLC	156,704	14,485,718
♦Medtronic, Inc.	732,517	49,928,358

		76,485,244

Health Care Providers & Services 3.3%
Aetna, Inc.	374,410	30,892,569
Express Scripts Holding Co. (a)	246,250	18,916,925
SunLink Health Systems, Inc. (a)	43,225	75,644
UnitedHealth Group, Inc.	272,800	25,918,728

		75,803,866

Hotels, Restaurants & Leisure 1.2%
McDonald’s Corp.	114,080	10,692,718
Sands China, Ltd.	755,300	4,708,968
Starwood Hotels & Resorts Worldwide, Inc.	139,066	10,660,800

		26,062,486

	Shares	Value

Household Products 0.5%
Colgate-Palmolive Co.	50,483	$3,376,303
Procter & Gamble Co. (The)	84,360	7,362,097

		10,738,400

Industrial Conglomerates 3.6%
3M Co.	61,719	9,490,531
♦General Electric Co.	2,579,498	66,576,843
Siemens A.G.	50,250	5,661,704

		81,729,078

Insurance 3.9%
Allstate Corp. (The)	135,424	8,782,246
American International Group, Inc.	131,655	7,052,758
Aon PLC	66,740	5,739,640
Chubb Corp. (The)	127,466	12,665,022
Marsh & McLennan Cos., Inc.	54,194	2,946,528
MetLife, Inc.	164,446	8,919,551
Tokio Marine Holdings, Inc.	231,300	7,233,981
Travelers Cos., Inc. (The)	259,392	26,146,714
W.R. Berkley Corp.	162,530	8,376,796

		87,863,236

Internet & Catalog Retail 0.9%
Liberty Interactive Corp. Class A (a)	543,790	14,214,671
Liberty TripAdvisor Holdings, Inc. Class A (a)	49,194	1,553,547
Liberty Ventures (a)	126,504	4,440,290

		20,208,508

Internet Software & Services 2.7%
eBay, Inc. (a)	363,130	19,064,325
Google, Inc. Class A (a)	24,710	14,032,068
Google, Inc. Class C (a)	24,500	13,697,460
VeriSign, Inc. (a)	196,027	11,714,573
Yahoo!, Inc. (a)	61,000	2,809,050

		61,317,476

IT Services 1.2%
Automatic Data Processing, Inc.	149,037	12,188,246
International Business Machines Corp.	90,949	14,952,015

		27,140,261

Machinery 0.8%
Caterpillar, Inc.	110,635	11,219,496
Vallourec S.A.	182,750	6,710,086

		17,929,582

Media 9.4%
Cablevision Systems Corp. Class A	223,157	4,155,183
♦Comcast Corp. Class A	961,470	53,217,365
DIRECTV (a)	55,965	4,857,203
Grupo Televisa S.A.B., Sponsored ADR	42,650	1,541,371
♦Liberty Media Corp. Class A (a)	325,644	15,637,425
♦Liberty Media Corp. Class C (a)	906,238	43,435,987
Madison Square Garden Co. Class A (a)	174,618	13,229,060

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks (continued)
Media (continued)
Omnicom Group, Inc.	17,150	$1,232,399
Pearson PLC	336,150	6,291,550
Sirius XM Holdings, Inc. (a)	424,775	1,456,978
Starz Class A (a)	162,528	5,022,115
Time Warner Cable, Inc.	14,320	2,108,047
Time Warner, Inc.	288,153	22,899,519
Viacom, Inc. Class B	411,550	29,911,454
Walt Disney Co. (The)	40,743	3,723,095
WPP PLC	223,300	4,350,856

		213,069,607

Multi-Utilities 0.5%
Dominion Resources, Inc.	29,700	2,117,610
E.ON S.E.	543,400	9,349,605

		11,467,215

Multiline Retail 0.2%
Target Corp.	62,650	3,873,023

Oil, Gas & Consumable Fuels 6.9%
Anadarko Petroleum Corp.	133,234	12,228,217
Apache Corp.	109,129	8,424,759
Chesapeake Energy Corp.	190,374	4,222,495
Chevron Corp.	84,079	10,085,276
ConocoPhillips	145,851	10,523,150
Devon Energy Corp.	140,196	8,411,760
Encana Corp.	692,350	12,898,480
ENI S.p.A.	313,500	6,678,663
EOG Resources, Inc.	144,158	13,702,218
Hess Corp.	103,206	8,752,901
Marathon Oil Corp.	186,874	6,615,340
Marathon Petroleum Corp.	173,073	15,732,336
Occidental Petroleum Corp.	67,850	6,033,900
Phillips 66	65,553	5,145,911
Spectra Energy Corp.	379,050	14,832,226
Total S.A.	92,600	5,502,697
Williams Cos., Inc. (The)	119,716	6,645,435

		156,435,764

Pharmaceuticals 6.4%
AbbVie, Inc.	132,927	8,435,547
AstraZeneca PLC	93,900	6,824,877
Bristol-Myers Squibb Co.	334,600	19,470,374
Hospira, Inc. (a)	147,624	7,927,409
Johnson & Johnson	91,725	9,886,121
Merck & Co., Inc.	128,626	7,452,590
Novartis A.G.	89,950	8,348,527
♦Pfizer, Inc.	1,528,850	45,789,057
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	73,450	4,147,722

	Shares	Value

Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc. (a)	200,350	$26,654,564

		144,936,788

Real Estate Investment Trusts 1.4%
CBS Outdoor Americas, Inc.	57,262	1,742,483
HCP, Inc.	278,051	12,225,902
UDR, Inc.	485,414	14,674,065
Weyerhaeuser Co.	74,095	2,508,857

		31,151,307

Real Estate Management & Development 0.5%
Mitsubishi Estate Co., Ltd.	493,300	12,277,055

Road & Rail 1.2%
Celadon Group, Inc.	108,000	2,101,680
CSX Corp.	200,831	7,155,609
Union Pacific Corp.	158,645	18,474,210

		27,731,499

Semiconductors & Semiconductor Equipment 2.3%
ASML Holding N.V.	78,400	7,805,722
ASML Holding N.V. NY Registered Shares	98,050	9,773,624
Intel Corp.	262,725	8,935,277
Texas Instruments, Inc.	522,000	25,922,520

		52,437,143

Software 3.0%
CDK Global, Inc. (a)	49,679	1,669,214
Microsoft Corp.	518,913	24,362,965
Oracle Corp.	832,858	32,523,105
SAP S.E.	122,950	8,357,018

		66,912,302

Specialty Retail 1.5%
Home Depot, Inc. (The)	124,123	12,104,475
Lowe’s Cos., Inc.	281,272	16,088,759
Outerwall, Inc. (a)	89,993	5,693,857

		33,887,091

Technology Hardware, Storage & Peripherals 3.5%
♦Apple, Inc.	490,700	52,995,600
NetApp, Inc.	450,000	19,260,000
SanDisk Corp.	85,201	8,020,822

		80,276,422

Tobacco 0.3%
Philip Morris International, Inc.	84,825	7,550,273

Trading Companies & Distributors 0.4%
Mitsubishi Corp.	455,650	8,776,308

14	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Wireless Telecommunication Services 0.6%
Intouch Holdings PCL, NVDR	945,700	$2,112,363
Vodafone Group PLC, Sponsored ADR	313,068	10,400,119

		12,512,482

Total Common Stocks (Cost $1,584,106,298)		2,241,027,736

	Principal Amount
Long-Term Bond 0.0%‡ Convertible Bond 0.0%‡
Oil, Gas & Consumable Fuels 0.0%‡
Bill Barrett Corp. 5.00%, due 3/15/28 (b)(c)	$300	300

Total Convertible Bond (Cost $234)		300

Total Long-Term Bond (Cost $234)		300

Short-Term Investment 1.1%
Repurchase Agreement 1.1%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $25,633,462 (Collateralized by Federal Home Loan Mortgage Corp. securities with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $27,720,000 and a Market Value of $26,153,072)	25,633,462	25,633,462

Total Short-Term Investment (Cost $25,633,462)		25,633,462

Total Investments (Cost $1,609,739,994) (d)	100.2%	2,266,661,498
Other Assets, Less Liabilities	(0.2)	(4,387,553)
Net Assets	100.0%	$2,262,273,945
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2014, the total market value of this security was $300, which represented less than one-tenth of a percent of the Fund’s net assets.

(c)	Illiquid security—As of October 31, 2014, the total market value of this security was $300 which represented less than one-tenth of a percent of the Fund’s net assets.

(d)	As of October 31, 2014, cost was $1,617,508,907 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$673,127,873
Gross unrealized depreciation	(23,975,282)

Net unrealized appreciation	$649,152,591

The following abbreviations are used in the above portfolio:

ADR—American Depositary Receipt

NVDR—Non-Voting Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$2,241,027,736	$—	$—	$2,241,027,736
Long-Term Bond
Convertible Bond (b)	—	—	300	300
Short-Term Investment
Repurchase Agreement	—	25,633,462	—	25,633,462

Total Investments in Securities	$2,241,027,736	$25,633,462	$300	$2,266,661,498

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $300 is held in Oil, Gas & Consumable Fuels within the Convertible Bond section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2014, foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, a security with a market value of $301 was transferred from Level 2 to Level 3 as the security was fair valued when compared to prior year price which was based on a quoted price. As of October 31, 2014, the price was adjusted using significant unobservable inputs due to market quotations not being readily available in accordance with the Fund’s policies and procedures. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2014 (a)
Convertible Bond
Oil, Gas & Consumable Fuels	$—	$2	$—	$(3)	$—	$—	$301	$—	$300	$(3)

Total	$—	$2	$—	$(3)	$—	$—	$301	$—	$300	$(3)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investements” in the Statement of Operations.

16	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $1,609,739,994)	$2,266,661,498
Cash denominated in foreign currencies (identified cost $177)	175
Receivables:
Investment securities sold	6,297,023
Dividends and interest	2,325,189
Fund shares sold	619,748
Other assets	42,291

Total assets	2,275,945,924

Liabilities
Due to custodian	538
Payables:
Investment securities purchased	8,344,941
Fund shares redeemed	3,119,378
Manager (See Note 3)	1,356,606
Transfer agent (See Note 3)	464,607
NYLIFE Distributors (See Note 3)	284,620
Shareholder communication	47,137
Professional fees	21,764
Custodian	6,385
Trustees	4,575
Accrued expenses	21,428

Total liabilities	13,671,979

Net assets	$2,262,273,945

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$480,269
Additional paid-in capital	1,408,063,756

1,408,544,025
Undistributed net investment income	31,056,031
Accumulated net realized gain (loss) on investments and foreign currency transactions	165,782,561
Net unrealized appreciation (depreciation) on investments	656,921,504
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(30,176)

Net assets	$2,262,273,945

Class A
Net assets applicable to outstanding shares	$364,162,226

Shares of beneficial interest outstanding	7,779,718

Net asset value per share outstanding	$46.81
Maximum sales charge (5.50% of offering price)	2.72

Maximum offering price per share outstanding	$49.53

Investor Class
Net assets applicable to outstanding shares	$152,201,710

Shares of beneficial interest outstanding	3,254,480

Net asset value per share outstanding	$46.77
Maximum sales charge (5.50% of offering price)	2.72

Maximum offering price per share outstanding	$49.49

Class B
Net assets applicable to outstanding shares	$71,195,037

Shares of beneficial interest outstanding	1,646,048

Net asset value and offering price per share outstanding	$43.25

Class C
Net assets applicable to outstanding shares	$143,427,172

Shares of beneficial interest outstanding	3,316,071

Net asset value and offering price per share outstanding	$43.25

Class I
Net assets applicable to outstanding shares	$1,506,563,631

Shares of beneficial interest outstanding	31,503,870

Net asset value and offering price per share outstanding	$47.82

Class R1
Net assets applicable to outstanding shares	$7,368,256

Shares of beneficial interest outstanding	156,606

Net asset value and offering price per share outstanding	$47.05

Class R2
Net assets applicable to outstanding shares	$15,956,334

Shares of beneficial interest outstanding	340,099

Net asset value and offering price per share outstanding	$46.92

Class R3
Net assets applicable to outstanding shares	$1,399,579

Shares of beneficial interest outstanding	29,981

Net asset value and offering price per share outstanding	$46.68

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$58,874,316
Interest	37,659

Total income	58,911,975

Expenses
Manager (See Note 3)	16,558,181
Distribution/Service—Class A (See Note 3)	914,452
Distribution/Service—Investor Class (See Note 3)	373,249
Distribution/Service—Class B (See Note 3)	769,895
Distribution/Service—Class C (See Note 3)	1,433,683
Distribution/Service—Class R2 (See Note 3)	43,550
Distribution/Service—Class R3 (See Note 3)	7,874
Transfer agent (See Note 3)	2,799,372
Professional fees	130,722
Shareholder communication	118,554
Registration	105,509
Custodian	70,189
Trustees	39,332
Shareholder service (See Note 3)	26,169
Miscellaneous	64,386

Total expenses	23,455,117

Net investment income (loss)	35,456,858

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	175,684,043
Foreign currency transactions	(46,983)

Net realized gain (loss) on investments and foreign currency transactions	175,637,060

Net change in unrealized appreciation (depreciation) on:
Investments	39,969,104
Translation of other assets and liabilities in foreign currencies	(38,443)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	39,930,661

Net realized and unrealized gain (loss) on investments and foreign currency transactions	215,567,721

Net increase (decrease) in net assets resulting from operations	$251,024,579

(a)	Dividends recorded net of foreign withholding taxes in the amount of $613,809.

18	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$35,456,858	$24,353,606
Net realized gain (loss) on investments and foreign currency transactions	175,637,060	177,601,529
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	39,930,661	335,309,956

Net increase (decrease) in net assets resulting from operations	251,024,579	537,265,091

Dividends and distributions to shareholders:
From net investment income:
Class A	(3,679,349)	(3,306,456)
Investor Class	(1,282,822)	(1,125,412)
Class B	(155,595)	(177,081)
Class C	(276,902)	(255,810)
Class I	(18,234,812)	(18,508,015)
Class R1	(79,038)	(63,811)
Class R2	(185,472)	(183,045)
Class R3	(11,404)	(10,894)

	(23,905,394)	(23,630,524)

From net realized gain on investments:
Class A	(7,353,614)	—
Investor Class	(3,038,070)	—
Class B	(1,778,836)	—
Class C	(3,153,772)	—
Class I	(29,691,451)	—
Class R1	(139,803)	—
Class R2	(410,736)	—
Class R3	(34,875)	—

	(45,601,157)	—

Total dividends and distributions to shareholders	(69,506,551)	(23,630,524)

Capital share transactions:
Net proceeds from sale of shares	324,386,662	320,171,647
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	67,826,212	23,021,367
Cost of shares redeemed	(483,714,819)	(713,542,943)

Increase (decrease) in net assets derived from capital share transactions	(91,501,945)	(370,349,929)

Net increase (decrease) in net assets	90,016,083	143,284,638

	2014	2013
Net Assets
Beginning of year	$2,172,257,862	$2,028,973,224

End of year	$2,262,273,945	$2,172,257,862

Undistributed net investment income at end of year	$31,056,031	$19,940,343

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$43.28	$34.07	$30.47	$29.79	$25.68

Net investment income (loss) (a)	0.67	0.41	0.40	0.37	0.25
Net realized and unrealized gain (loss) on investments	4.21	9.19	3.56	0.63	3.86
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	(0.06)	(0.00)‡

Total from investment operations	4.88	9.60	3.96	0.94	4.11

Less dividends and distributions:
From net investment income	(0.45)	(0.39)	(0.36)	(0.26)	—
From net realized gain on investments	(0.90)	—	—	—	—

Total dividends and distributions	(1.35)	(0.39)	(0.36)	(0.26)	—

Net asset value at end of year	$46.81	$43.28	$34.07	$30.47	$29.79

Total investment return (b)	11.55%	28.47%	13.14%	3.16%	16.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.49%	1.07%	1.24%	1.18%	0.90%
Net expenses	1.11%	1.11%	1.14%	1.14%	1.21%
Portfolio turnover rate	32%	29%	40%	44%	49%
Net assets at end of year (in 000’s)	$364,162	$356,657	$294,247	$296,453	$345,067

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$43.24	$34.04	$30.44	$29.76	$25.71

Net investment income (loss) (a)	0.60	0.34	0.34	0.31	0.19
Net realized and unrealized gain (loss) on investments	4.21	9.18	3.55	0.63	3.86
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	(0.06)	(0.00)‡

Total from investment operations	4.81	9.52	3.89	0.88	4.05

Less dividends and distributions:
From net investment income	(0.38)	(0.32)	(0.29)	(0.20)	—
From net realized gain on investments	(0.90)	—	—	—	—

Total dividends and distributions	(1.28)	(0.32)	(0.29)	(0.20)	—

Net asset value at end of year	$46.77	$43.24	$34.04	$30.44	$29.76

Total investment return (b)	11.38%	28.26%	12.88%	2.96%	15.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.34%	0.88%	1.04%	0.98%	0.69%
Net expenses	1.26%	1.30%	1.34%	1.34%	1.41%
Portfolio turnover rate	32%	29%	40%	44%	49%
Net assets at end of year (in 000’s)	$152,202	$144,892	$120,771	$114,786	$113,557

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

20	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2014	2013	2012	2011	2010
Net asset value at beginning of year	$40.08	$31.55	$28.21	$27.63	$24.04

Net investment income (loss) (a)	0.26	0.06	0.10	0.07	(0.01)
Net realized and unrealized gain (loss) on investments	3.89	8.54	3.29	0.58	3.60
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	(0.05)	(0.00)‡

Total from investment operations	4.15	8.60	3.39	0.60	3.59

Less dividends and distributions:
From net investment income	(0.08)	(0.07)	(0.05)	(0.02)	—
From net realized gain on investments	(0.90)	—	—	—	—

Total dividends and distributions	(0.98)	(0.07)	(0.05)	(0.02)	—

Net asset value at end of year	$43.25	$40.08	$31.55	$28.21	$27.63

Total investment return (b)	10.55%	27.30%	12.04%	2.18%	14.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63%	0.16%	0.33%	0.24%	(0.04%)
Net expenses	2.01%	2.05%	2.09%	2.09%	2.16%
Portfolio turnover rate	32%	29%	40%	44%	49%
Net assets at end of year (in 000’s)	$71,195	$82,695	$86,613	$110,794	$140,674

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$40.08	$31.56	$28.21	$27.63	$24.05

Net investment income (loss) (a)	0.25	0.05	0.09	0.07	(0.01)
Net realized and unrealized gain (loss) on investments	3.90	8.54	3.31	0.58	3.59
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	(0.05)	(0.00)‡

Total from investment operations	4.15	8.59	3.40	0.60	3.58

Less dividends and distributions:
From net investment income	(0.08)	(0.07)	(0.05)	(0.02)	—
From net realized gain on investments	(0.90)	—	—	—	—

Total dividends and distributions	(0.98)	(0.07)	(0.05)	(0.02)	—

Net asset value at end of year	$43.25	$40.08	$31.56	$28.21	$27.63

Total investment return (b)	10.55%	27.26%	12.07%	2.18%	14.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60%	0.14%	0.31%	0.23%	(0.05%)
Net expenses	2.01%	2.05%	2.09%	2.09%	2.16%
Portfolio turnover rate	32%	29%	40%	44%	49%
Net assets at end of year (in 000’s)	$143,427	$141,628	$125,700	$136,274	$160,098

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$44.18	$34.77	$31.10	$30.39	$26.15

Net investment income (loss) (a)	0.80	0.52	0.49	0.45	0.32
Net realized and unrealized gain (loss) on investments	4.29	9.37	3.62	0.66	3.93
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	(0.06)	(0.00)‡

Total from investment operations	5.09	9.89	4.11	1.05	4.25

Less dividends and distributions:
From net investment income	(0.55)	(0.48)	(0.44)	(0.34)	(0.01)
From net realized gain on investments	(0.90)	—	—	—	—

Total dividends and distributions	(1.45)	(0.48)	(0.44)	(0.34)	(0.01)

Net asset value at end of year	$47.82	$44.18	$34.77	$31.10	$30.39

Total investment return (b)	11.82%	28.79%	13.40%	3.43%	16.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76%	1.33%	1.48%	1.42%	1.12%
Net expenses	0.86%	0.86%	0.89%	0.89%	0.95%
Portfolio turnover rate	32%	29%	40%	44%	49%
Net assets at end of year (in 000’s)	$1,506,564	$1,417,814	$1,358,999	$1,188,911	$759,317

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

	Year ended October 31,
Class R1	2014	2013	2012	2011	2010
Net asset value at beginning of year	$43.49	$34.23	$30.63	$29.93	$25.84

Net investment income (loss) (a)	0.73	0.54	0.44	0.31	0.30
Net realized and unrealized gain (loss) on investments	4.24	9.14	3.58	0.77	3.87
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	(0.07)	(0.00)‡

Total from investment operations	4.97	9.68	4.02	1.01	4.17

Less dividends and distributions:
From net investment income	(0.51)	(0.42)	(0.42)	(0.31)	(0.08)
From net realized gain on investments	(0.90)	—	—	—	—

Total dividends and distributions	(1.41)	(0.42)	(0.42)	(0.31)	(0.08)

Net asset value at end of year	$47.05	$43.49	$34.23	$30.63	$29.93

Total investment return (b)	11.71%	28.63%	13.26%	3.35%	16.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.63%	1.43%	1.37%	1.02%	1.07%
Net expenses	0.96%	0.96%	0.99%	0.99%	1.06%
Portfolio turnover rate	32%	29%	40%	44%	49%
Net assets at end of year (in 000’s)	$7,368	$6,737	$21,761	$17,611	$325

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

22	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2014	2013	2012	2011	2010
Net asset value at beginning of year	$43.38	$34.12	$30.53	$29.85	$25.76

Net investment income (loss) (a)	0.63	0.38	0.38	0.34	0.22
Net realized and unrealized gain (loss) on investments	4.22	9.21	3.54	0.63	3.87
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	(0.06)	(0.00)‡

Total from investment operations	4.85	9.59	3.92	0.91	4.09

Less dividends and distributions:
From net investment income	(0.41)	(0.33)	(0.33)	(0.23)	—
From net realized gain on investments	(0.90)	—	—	—	—

Total dividends and distributions	(1.31)	(0.33)	(0.33)	(0.23)	—

Net asset value at end of year	$46.92	$43.38	$34.12	$30.53	$29.85

Total investment return (b)	11.43%	28.36%	12.99%	3.05%	15.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%	0.98%	1.16%	1.08%	0.80%
Net expenses	1.21%	1.21%	1.24%	1.24%	1.31%
Portfolio turnover rate	32%	29%	40%	44%	49%
Net assets at end of year (in 000’s)	$15,956	$20,140	$19,072	$22,733	$26,735

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

	Year ended October 31,
Class R3	2014	2013	2012	2011	2010
Net asset value at beginning of year	$43.16	$33.94	$30.38	$29.71	$25.70

Net investment income (loss) (a)	0.54	0.29	0.30	0.25	0.15
Net realized and unrealized gain (loss) on investments	4.17	9.16	3.53	0.64	3.86
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	(0.06)	(0.00)‡

Total from investment operations	4.71	9.45	3.83	0.83	4.01

Less dividends and distributions:
From net investment income	(0.29)	(0.23)	(0.27)	(0.16)	—
From net realized gain on investments	(0.90)	—	—	—	—

Total dividends and distributions	(1.19)	(0.23)	(0.27)	(0.16)	—

Net asset value at end of year	$46.68	$43.16	$33.94	$30.38	$29.71

Total investment return (b)	11.18%	28.03%	12.72%	2.79%	15.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.20%	0.74%	0.94%	0.80%	0.54%
Net expenses	1.46%	1.46%	1.49%	1.49%	1.56%
Portfolio turnover rate	32%	29%	40%	44%	49%
Net assets at end of year (in 000’s)	$1,400	$1,696	$1,809	$2,380	$1,850

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MAP Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers eight classes of shares. Class A, Class B and Class C shares commenced operations on June 9, 1999. Class I shares commenced operations in 1970 (under a former class designation) and were redesignated as Class I shares on June 9, 1999. Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term appreciation of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs

24	MainStay MAP Fund

reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund held a security with a value of $300 that was fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2014, no foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term

25

Notes to Financial Statements (continued)

Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2014, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees

26	MainStay MAP Fund

incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2014, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency

27

Notes to Financial Statements (continued)

exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Markston International LLC (“Markston” or “Subadvisor”) and Institutional Capital LLC (“ICAP“or “Subadvisor”), each registered investment advisers, serve as Subadvisors to the Fund and manage a portion of the Fund’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. ICAP is a wholly-owned subsidiary of New York Life. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund’s assets. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and ICAP, and pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Markston (“Subadvisory Agreements”), New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $1 billion; 0.70% from $1 billion to $3 billion; and 0.675% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.73% for the year ended October 31, 2014, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $16,558,181.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ”Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor

28	MainStay MAP Fund

Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder service fees incurred by the Fund for the year ended October 31, 2014, were as follows:

Class R1	$7,174
Class R2	17,420
Class R3	1,575

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $56,132 and $48,635, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $1,036, $12, $71,990 and $3,030, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$362,632
Investor Class	374,293
Class B	193,443
Class C	359,573
Class I	1,483,519
Class R1	7,113
Class R2	17,240
Class R3	1,559

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$4,650	0.0	%‡
Class I	139,336,662	9.2

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$40,690,968	$163,916,537	$—	$649,122,415	$853,729,920

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(435,776)	$435,776	$—

29

Notes to Financial Statements (continued)

The reclassifications for the Fund are primarily due to return of capital distributions and capital gain distributions from Real Estate Investment Trusts (REITs).

The Fund utilized $2,215,631 of capital loss carryforwards during the year ended October 31, 2014.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$23,905,394	$23,630,524
Long-Term Capital Gain	45,601,157	—
Total	$69,506,551	$23,630,524

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $712,383 and $818,433, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	723,948	$32,252,647
Shares issued to shareholders in reinvestment of dividends and distributions	246,104	10,570,171
Shares redeemed	(1,714,222)	(76,884,046)

Net increase (decrease) in shares outstanding before conversion	(744,170)	(34,061,228)
Shares converted into Class A (See Note 1)	316,863	14,209,670
Shares converted from Class A (See Note 1)	(33,426)	(1,510,228)

Net increase (decrease)	(460,733)	$(21,361,786)

Year ended October 31, 2013:
Shares sold	1,074,871	$40,847,667
Shares issued to shareholders in reinvestment of dividends and distributions	86,511	2,962,125
Shares redeemed	(1,982,422)	(76,665,047)

Net increase (decrease) in shares outstanding before conversion	(821,040)	(32,855,255)
Shares converted into Class A (See Note 1)	454,375	17,940,725
Shares converted from Class A (See Note 1)	(29,409)	(1,175,780)

Net increase (decrease)	(396,074)	$(16,090,310)

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	243,750	$10,842,608
Shares issued to shareholders in reinvestment of dividends and distributions	100,360	4,312,444
Shares redeemed	(411,502)	(18,379,886)

Net increase (decrease) in shares outstanding before conversion	(67,392)	(3,224,834)
Shares converted into Investor Class (See Note 1)	238,280	10,746,722
Shares converted from Investor Class (See Note 1)	(267,328)	(11,985,059)

Net increase (decrease)	(96,440)	$(4,463,171)

Year ended October 31, 2013:
Shares sold	252,224	$9,750,331
Shares issued to shareholders in reinvestment of dividends and distributions	32,727	1,121,243
Shares redeemed	(461,896)	(17,660,467)

Net increase (decrease) in shares outstanding before conversion	(176,945)	(6,788,893)
Shares converted into Investor Class (See Note 1)	327,104	12,571,419
Shares converted from Investor Class (See Note 1)	(347,678)	(13,877,792)

Net increase (decrease)	(197,519)	$(8,095,266)

30	MainStay MAP Fund

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	153,842	$6,361,272
Shares issued to shareholders in reinvestment of dividends and distributions	46,868	1,874,219
Shares redeemed	(343,591)	(14,245,668)

Net increase (decrease) in shares outstanding before conversion	(142,881)	(6,010,177)
Shares converted from Class B (See Note 1)	(274,391)	(11,461,105)

Net increase (decrease)	(417,272)	$(17,471,282)

Year ended October 31, 2013:
Shares sold	213,136	$7,628,224
Shares issued to shareholders in reinvestment of dividends and distributions	5,244	167,643
Shares redeemed	(465,480)	(16,570,529)

Net increase (decrease) in shares outstanding before conversion	(247,100)	(8,774,662)
Shares converted from Class B (See Note 1)	(434,564)	(15,458,572)

Net increase (decrease)	(681,664)	$(24,233,234)

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	219,674	$9,097,184
Shares issued to shareholders in reinvestment of dividends and distributions	69,242	2,769,667
Shares redeemed	(506,113)	(20,990,573)

Net increase (decrease)	(217,197)	$(9,123,722)

Year ended October 31, 2013:
Shares sold	245,648	$8,729,002
Shares issued to shareholders in reinvestment of dividends and distributions	6,294	201,279
Shares redeemed	(701,835)	(24,595,714)

Net increase (decrease)	(449,893)	$(15,665,433)

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	5,831,385	$262,909,083
Shares issued to shareholders in reinvestment of dividends and distributions	1,084,485	47,478,737
Shares redeemed	(7,502,846)	(343,603,054)

Net increase (decrease)	(586,976)	$(33,215,234)

Year ended October 31, 2013:
Shares sold	6,259,552	$246,128,596
Shares issued to shareholders in reinvestment of dividends and distributions	525,727	18,332,087
Shares redeemed	(13,779,074)	(549,858,964)

Net increase (decrease)	(6,993,795)	$(285,398,281)

Class R1	Shares	Amount
Year ended October 31, 2014:
Shares sold	23,761	$1,067,601
Shares issued to shareholders in reinvestment of dividends and distributions	5,075	218,841
Shares redeemed	(27,127)	(1,227,313)

Net increase (decrease)	1,709	$59,129

Year ended October 31, 2013:
Shares sold	36,997	$1,421,756
Shares issued to shareholders in reinvestment of dividends and distributions	1,856	63,811
Shares redeemed	(519,773)	(18,144,842)

Net increase (decrease)	(480,920)	$(16,659,275)

Class R2	Shares	Amount
Year ended October 31, 2014:
Shares sold	38,870	$1,730,213
Shares issued to shareholders in reinvestment of dividends and distributions	12,900	555,854
Shares redeemed	(175,965)	(7,799,791)

Net increase (decrease)	(124,195)	$(5,513,724)

Year ended October 31, 2013:
Shares sold	141,151	$5,413,156
Shares issued to shareholders in reinvestment of dividends and distributions	4,724	162,285
Shares redeemed	(240,517)	(9,260,544)

Net increase (decrease)	(94,642)	$(3,685,103)

Class R3	Shares	Amount
Year ended October 31, 2014:
Shares sold	2,828	$126,054
Shares issued to shareholders in reinvestment of dividends and distributions	1,077	46,279
Shares redeemed	(13,216)	(584,488)

Net increase (decrease)	(9,311)	$(412,155)

Year ended October 31, 2013:
Shares sold	6,666	$252,915
Shares issued to shareholders in reinvestment of dividends and distributions	318	10,894
Shares redeemed	(20,982)	(786,836)

Net increase (decrease)	(13,998)	$(523,027)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

31

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay MAP Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay MAP Fund of The MainStay Funds as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

32	MainStay MAP Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $45,601,157 as long term capital gain distributions.

For the fiscal year ended October 31, 2014, the Fund designated approximately $23,905,394 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2014, should be multiplied by 96.8% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

34	MainStay MAP Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

35

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

36	MainStay MAP Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

37

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630707 MS360-14	MSMP11-12/14 (NYLIM) NL220

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2014 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $650,150.

The aggregate fees billed for the fiscal year ended October 31, 2013 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $575,160.

(b)  Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended October 31, 2014, and (ii) $2,500 for the fiscal year ended October 31, 2013. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c)  Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended October 31, 2014, and (ii) $66,570 during the fiscal year ended October 31, 2013. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All	Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended October 31, 2014, and (ii) $0 during the fiscal year ended October 31, 2013.

(e)  Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit and Compliance Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit and Compliance Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit and Compliance Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit and Compliance Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit and Compliance Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit and Compliance Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit and Compliance Committee, subject to the ratification by the full Audit and Compliance Committee no later than its next scheduled meeting. To date, the Audit and Compliance Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit and Compliance Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)  All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2014 and October 31, 2013 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended October 31, 2014, and (ii) $0 for the fiscal year ended October 31, 2013.

(h)  The Registrant’s Audit and Compliance Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2014 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit and

Compliance Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: January 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: January 7, 2015

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date: January 7, 2015